UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – December 31, 2011

Item 1: Reports to Shareholders

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Balanced Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Balanced Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Balanced Portfolio

Vanguard Balanced Portfolio returned 3.70% for 2011, a modest result that compared favorably with the average return of competing funds but was a few steps behind that of its unmanaged benchmark index. At year-end, the portfolio’s 30-day SEC yield stood at 2.68%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A generally strong performance,
with some missed opportunities
During 2011, a balanced approach to the stock and bond markets proved a tonic for nerves frayed by unusual stock market volatility, an unexpected drop in interest rates, and headlines about Europe’s debt crisis and budgetary brinksmanship in Washington. The Balanced Portfolio’s return was between those of the two broad markets, but not quite as strong as it could have been because of the subpar returns from some of its stock holdings.

This weakness was visible in the portfolio’s consumer-oriented sectors. Consumer discretionary stocks, which typically don’t perform well in times of economic duress, produced surprisingly strong 12-month returns. Because of its emphasis on value-oriented, dividend-paying stocks, the portfolio had limited exposure to some of this sector’s best performers, including higher-priced, fast-growing media stocks and upscale apparel makers.

Missed opportunities also explained the portfolio’s weakness in consumer staples, another strong performer in 2011. As the valuation of food and household goods companies increased, the advisor perceived less opportunity in these stocks and limited the portfolio’s exposure. In the financial sector, traditionally a rich source of dividends, the portfolio paid a price for its above-benchmark exposure to banks, brokerages, and insurance companies, which continue to grapple with bad loans and other legacies of the financial crisis and its recessionary aftermath.

On the bond side, the portfolio offset some of its stock shortfalls with better-than-benchmark returns. The advisor limited its exposure to banking bonds, which struggled, and emphasized longer-term securities, which rallied as long-term interest rates tumbled.

The benefits of balance are evident
in the portfolio’s ten-year record
Over the past decade, Vanguard Balanced Portfolio has produced an annual average return of 6.19%, superior to the results of its benchmark and peer group. In a disappointing decade for stocks, the portfolio has also been ahead of the broad U.S. stock market—an unexpected outcome for a stock and bond mix, but a powerful illustration of the benefits of balance.

The future is unpredictable. Balance among asset classes and broad diversification within them can be an effective response to this uncertainty. With its talented managers and low costs, Vanguard Balanced Portfolio can play a useful role within a long-term annuity program.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Balanced Portfolio	3.70%	6.19%
Composite Stock/Bond Index[1]	4.31	4.26
Variable Insurance Mixed-Asset Target Growth Funds Average[2]	–1.65	3.39

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.30%	0.49%

1 Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper Inc.

3 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Balanced Portfolio’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 3.70% for the fiscal year ended December 31, 2011. This performance trailed the 4.31% return of the portfolio’s composite benchmark, which is weighted 65% in large cap stocks and 35% in high-quality corporate bonds. However, the portfolio topped the average return of peer funds.

Investment environment
The fiscal year was an extremely volatile one for the capital markets as concern about the health of the global economy increased. Broadly speaking, non-U.S. stock markets declined, while U.S. equities, as defined by the S&P 500 Index, generated a modest 2.1% gain.

Investors’ risk appetite dropped later in the period as negative sentiment began to weigh more heavily upon market participants. The absence of decisive leadership regarding the U.S. debt ceiling was unnerving, as was the deepening European debt crisis. The equity market experienced a flight to the perceived safety of consumer staples.

Bonds recorded positive total returns for the year. We expect that credit markets will continue to perform well on the strength of corporate credit fundamentals. However, we remain vigilant, continuing to monitor risks that could alter our favorable outlook. The outcome of the current European crisis is unclear. Numerous other risks exist as well, including the threat of rising global inflation.

In a typical economic cycle, a prolonged period of slow growth would see businesses struggling with slower demand for goods and services, higher inventories, and lower earnings. Corporate bonds usually underperform in such an environment. The difference in this current cycle is that the business sector responded early and aggressively to the slowdown by cutting costs, including labor, to meet reduced demand. As a result, balance sheets and credit quality are in good shape, and the corporate bond sector, where we focus our fixed income investments, has held up well.

Our successes
Strong stock selection within the information technology sector bolstered relative performance within the equity portion of the portfolio, as did our stock picks in health care and energy. Top contributors to our performance compared with the benchmark included Eli Lilly, Pfizer, and IBM. The portfolio also benefited from a lack of exposure to poorly performing Citigroup.

The stock of the large pharmaceutical company Eli Lilly continued to recover from last year’s weakness. The market has responded favorably to some promising developments; the company has ten new products in Phase III trials focused on strong growth areas such as diabetes, neuroscience, and oncology. Eli Lilly also has a solid track record of returning cash to shareholders, including a large, stable dividend.

Pfizer is the largest U.S. pharmaceutical company, and its stock continued to benefit from the market’s flight to safety. Pfizer is well-positioned to expand in

Selected Equity Portfolio Changes:
Year Ended December 31, 2011

Additions	Comments
Microsoft	We increased our position in Microsoft as we see an extremely attractive risk-to-reward ratio at current valuations. The price of the stock suggests market participants do not have particularly high expectations, yet earnings growth at the company remains strong, driven in part by an enterprise PC upgrade cycle. Cash-
flow generation is solid and may be underappreciated by the
market as well. In our view, the upside potential of this stock more than adequately compensates investors for the downside risks they bear.

Walt Disney	We found a compelling entry point from a valuation standpoint and initiated a position in Disney. We see strong earnings growth ahead, driven by accelerating revenue growth at ESPN, a theme-
parks recovery, and a strong, long-term creative cycle spurring studio and consumer products growth.

Deletions	Comments
News Corporation	We sold News Corporation during the period. Our decision
to exit was based on concern about management’s ability to
execute effectively and avoid distraction following the phone hacking scandal.

Marathon Oil	This large U.S. refining and oil exploration company announced it would split refining and oil production into two companies, leading to a significant rally in the stock. We sold our position because it reached our fair value target.

3

Vanguard Balanced Portfolio

emerging markets across the globe. We believe the company’s new drug for the treatment of rheumatoid arthritis, tofacitinib, and the anticoagulant apixaban, which is being developed in conjunction with Bristol-Myers Squibb, will help drive earnings growth.

During the fiscal year, IBM’s stock benefited as the company showed signs of strong organic growth and used its robust free cash flow to repurchase shares. IBM is making steady progress toward its 2015 goal of doubling earnings.

The portfolio’s fixed income portion was ahead of its benchmark thanks to favorable sector allocation decisions and yield curve-flattening strategies. Our underweighting of bonds in the banking sector and of sovereign and other foreign issuers aided performance. A slight underweighting in bonds with 2- to 3-year durations, combined with a modest overweighting in longer, 10- to 20-year-duration bonds, also helped. Long-term interest rates declined more than shorter rates as investors sought yield and the Federal Reserve commenced its Operation Twist to push longer-maturity yields lower.

Our shortfalls
While the portfolio’s bonds did their job of dampening the volatility caused by the equity markets, we were disappointed that the stocks we chose did not provide more downside protection. The portfolio’s equity portion finished behind the S&P 500 Index. Stock selection within the consumer discretionary sector detracted from relative results, as did our overweighting of the financial sector relative to the benchmark.

An underweighting of consumer staples also hindered performance. Many high-quality, defensive consumer staples stocks were already at the high end of our valuation range, and we were reluctant to increase our exposure to them. In our view, such stocks went from fully valued to overvalued as market participants bid up prices of shares with perceived relative safety. We made a conscious decision not to chase these stocks as they rose. In light of the market’s response to the debt crisis and increasing fears of recession, that decision did not help during the period.

In terms of individual stock holdings, those that detracted from our relative performance included Staples, MetLife, and UBS. Lack of exposure to Apple also hurt results.

Shares of Staples, a leading office products supplier, have suffered from investors’ concern about the long-term relevance of office-product retailing in view of growing tablet use in the workplace. The company has also been hurt by stubbornly high unemployment and a lack of popular Apple products to sell, and we have reduced our exposure. Shares of MetLife, a leading life insurance and financial services company, fell as fears related to Europe’s predicament dampened market interest in life insurance firms. For UBS, poor trading results combined with a glaring $2.3 billion loss from a rogue trader sent shares lower.

We trimmed our position as our patience for a turnaround began to wear thin.

Our largest single absolute detractor was Bank of America. The company’s losses tied to Countrywide exceeded our expectations. We reduced our position as BofA’s litigation risk escalated.

In the fixed income portfolio, security selection in the technology sector weighed on relative results, as did our choice of bonds within the communications sector. An overweighting in bonds rated below “A” hindered performance, but security selection within that group was strong.

The portfolio’s positioning
Going forward, we see good valuations in many high-quality, defensive stocks outside of the consumer staples sector. We have been buying when we find those accompanied by good balance sheets and generous dividend yields—Ford, Dow Chemical, and Raytheon are a few examples. While financials were a key culprit in the recent underperformance, we own high-quality financial services companies that are poised to take market share from their more troubled peers. As of the fiscal year-end, the equity portion of the portfolio was overweighted in the health care, financial, and energy sectors and underweighted in information technology, consumer staples, and consumer discretionary stocks.

The bond portfolio remains close to neutral with respect to overall duration, while we maintain our curve-flattening positions. We remain largely invested in corporate bonds, although we also hold Treasuries, which tend to provide some degree of downside protection when the economic cycle takes an unexpected turn for the worse. We also have a large out-of-benchmark position in agency mortgage-backed securities that offer attractive yields and superior liquidity relative to corporate bonds.

Edward P. Bousa, CFA,
Senior Vice President and
Equity Portfolio Manager

John C. Keogh,
Senior Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, LLP

January 13, 2012

4

Vanguard Balanced Portfolio

Portfolio Profile
As of December 31, 2011

Total Portfolio Characteristics

Yield[1]	2.7%
Turnover Rate	36%
Expense Ratio[2]	0.30%
Short-Term Reserves	3.1%

Total Portfolio Volatility Measures[3]
Portfolio Versus			Portfolio Versus
		Composite Index[4]	Broad Index[5]
R-Squared		0.98	0.94
Beta		0.98	0.63

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[6]	Index[5]
Number of Stocks	98	500	3,745
Median Market Cap	$63.0B	$52.0B	$31.3B
Price/Earnings Ratio	12.6x	14.1x	15.0x
Price/Book Ratio	1.8x	2.1x	2.1x
Dividend Yield	2.9%	2.0%	2.0%
Return on Equity	20.1%	20.6%	19.0%
Earnings Growth Rate	4.0%	7.4%	7.1%
Foreign Holdings	9.1%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[8]
Number of Bonds	386	2,628	7,854
Yield to Maturity	3.1%[9]	3.1%	2.2%
Average Coupon	4.5%	4.7%	4.0%
Average Effective
Maturity	9.0 years	9.7 years	7.1 years
Average Duration	5.8 years	6.5 years	5.0 years

Ten Largest Stocks[10] (% of equity portfolio)

Exxon Mobil Corp.	Integrated Oil
	& Gas	4.1%
AT&T Inc.	Integrated
	Telecommunication
	Services	3.5
Chevron Corp.	Integrated Oil
	& Gas	2.9
Wells Fargo & Co.	Diversified Banks	2.8
Pfizer Inc.	Pharmaceuticals	2.8
Microsoft Corp.	Systems Software	2.5
International Business	IT Consulting &
Machines Corp.	Other Services	2.4
Merck & Co. Inc.	Pharmaceuticals	2.4
Eli Lilly & Co.	Pharmaceuticals	2.0
JPMorgan Chase & Co.	Diversified Financial
	Services	1.9
Top Ten		27.3%
Top Ten as % of Total Net Assets		17.8%

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[6]	Index[5]
Consumer Discretionary	8.3%	10.7%	12.2%
Consumer Staples	8.6	11.5	10.6
Energy	14.0	12.3	10.8
Financials	16.2	13.6	15.0
Health Care	15.8	11.9	11.4
Industrials	11.2	10.7	11.1
Information Technology	14.0	18.9	18.7
Materials	3.9	3.5	4.1
Telecommunication
Services	3.5	3.0	2.5
Utilities	4.5	3.9	3.6

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Balanced Portfolio’s expense ratio was 0.29%.
3 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
4 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Index.
5 Dow Jones U.S. Total Stock Market Index.
6 S&P 500 Index.
7 Barclays Capital U.S. Credit A or Better Bond Index.
8 Barclays Capital U.S. Aggregate Bond Index.
9 Before expenses.
10 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Balanced Portfolio

Distribution by Credit Quality
(% of fixed income portfolio)

U.S. Government	14.3%
Aaa	3.8
Aa	17.7
A	44.9
Baa	10.8
Not Rated	8.5

Sector Diversification1
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	3.8%
Finance	32.2
Foreign	3.3
Government Mortgage-Backed	9.7
Industrial	31.5
Treasury/Agency	4.0
Utilities	9.5
Other	6.0

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays Capital using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

6

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	3.70%	3.49%	6.19%	$18,228
Dow Jones U.S. Total Stock Market Index	0.52	0.28	3.90	14,657
S&P 500 Index	2.11	–0.25	2.92	13,335
Composite Stock/Bond Index[1]	4.31	2.34	4.26	15,183
Variable Insurance Mixed-Asset Target
Growth Funds Average[2]	–1.65	0.72	3.39	13,961

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index. 2 Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

7

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (65.5%)
Consumer Discretionary (5.4%)
Comcast Corp. Class A	696,975	16,525
Walt Disney Co.	324,700	12,176
Target Corp.	201,600	10,326
Time Warner Inc.	232,266	8,394
Johnson Controls Inc.	261,900	8,187
Lowe’s Cos. Inc.	282,200	7,162
* Ford Motor Co.	608,550	6,548
Staples Inc.	335,100	4,655
Home Depot Inc.	85,700	3,603
		77,576
Consumer Staples (5.6%)
Procter & Gamble Co.	232,667	15,521
Philip Morris
International Inc.	197,450	15,496
PepsiCo Inc.	221,000	14,663
CVS Caremark Corp.	197,000	8,034
Anheuser-Busch InBev NV	131,222	8,009
Unilever NV	226,300	7,778
Coca-Cola Co.	90,600	6,339
Archer-Daniels-Midland Co.	159,400	4,559
		80,399
Energy (9.2%)
Exxon Mobil Corp.	450,925	38,220
Chevron Corp.	254,300	27,057
Anadarko Petroleum Corp.	199,200	15,205
Occidental Petroleum Corp.	102,700	9,623
Total SA ADR	180,112	9,206
Baker Hughes Inc.	159,400	7,753
BG Group plc	319,596	6,828
BP plc ADR	112,900	4,825
Encana Corp.	252,272	4,675
Petroleo Brasileiro SA ADR	174,300	4,331
Cenovus Energy Inc.	103,672	3,442
		131,165
Financials (10.6%)
Wells Fargo & Co.	939,700	25,898
JPMorgan Chase & Co.	528,648	17,578
ACE Ltd.	170,000	11,921
PNC Financial Services
Group Inc.	190,200	10,969
MetLife Inc.	296,200	9,236
BlackRock Inc.	47,300	8,431
Chubb Corp.	101,000	6,991
Prudential Financial Inc.	135,900	6,811
US Bancorp	249,500	6,749
Standard Chartered plc	305,620	6,685
Goldman Sachs Group Inc.	72,200	6,529
Bank of America Corp.	765,500	4,256
Barclays plc	1,463,913	4,009
Swiss Re AG	72,351	3,678

			Market
			Value•
		Shares	($000)
	HSBC Holdings plc ADR	94,000	3,581
*	UBS AG	285,971	3,383
	Mitsubishi UFJ Financial
	Group Inc.	789,700	3,343
	Marsh &
	McLennan Cos. Inc.	105,400	3,333
	Morgan Stanley	197,100	2,982
	State Street Corp.	62,200	2,507
	Hartford Financial Services
	Group Inc.	139,800	2,272
			151,142
Health Care (10.3%)
	Pfizer Inc.	1,195,123	25,863
	Merck & Co. Inc.	591,589	22,303
	Eli Lilly & Co.	440,600	18,311
	Johnson & Johnson	236,200	15,490
	Medtronic Inc.	349,000	13,349
	Cardinal Health Inc.	244,600	9,933
	AstraZeneca plc ADR	185,000	8,564
	Teva Pharmaceutical
	Industries Ltd. ADR	178,900	7,220
	Bristol-Myers Squibb Co.	204,500	7,207
	UnitedHealth Group Inc.	123,800	6,274
*	Celgene Corp.	90,700	6,131
	Amgen Inc.	67,900	4,360
*	Gilead Sciences Inc.	65,700	2,689
			147,694
Industrials (7.4%)
	General Electric Co.	765,700	13,714
	United Parcel Service Inc.
	Class B	174,500	12,772
	Honeywell International Inc.	188,300	10,234
	Deere & Co.	123,900	9,584
	Waste Management Inc.	285,000	9,322
	FedEx Corp.	106,700	8,910
	Siemens AG	85,592	8,189
	General Dynamics Corp.	113,700	7,551
	Raytheon Co.	147,700	7,146
	Canadian National
	Railway Co.	72,800	5,719
	Northrop Grumman Corp.	84,200	4,924
	Schneider Electric SA	76,956	4,023
	Emerson Electric Co.	65,500	3,052
			105,140
Information Technology (9.2%)
	Microsoft Corp.	906,900	23,543
	International Business
	Machines Corp.	121,300	22,305
	Texas Instruments Inc.	422,100	12,287
	Intel Corp.	476,800	11,563
	Cisco Systems Inc.	549,100	9,928

		Market
		Value•
	Shares	($000)
Automatic Data
Processing Inc.	180,100	9,727
* eBay Inc.	313,900	9,521
Qualcomm Inc.	170,900	9,348
Oracle Corp.	327,850	8,409
Accenture plc Class A	154,800	8,240
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	345,411	4,459
SAP AG ADR	37,675	1,995
		131,325
Materials (2.6%)
Dow Chemical Co.	398,400	11,458
Air Products &
Chemicals Inc.	103,300	8,800
BASF SE	85,230	5,934
CRH plc ADR	209,500	4,152
Kinross Gold Corp.	345,800	3,942
ArcelorMittal	143,400	2,609
		36,895
Telecommunication Services (2.3%)
AT&T Inc.	1,088,622	32,920

Utilities (2.9%)
NextEra Energy Inc.	201,100	12,243
Dominion Resources Inc.	227,600	12,081
PG&E Corp.	214,500	8,842
Exelon Corp.	199,400	8,648
		41,814
Total Common Stocks
(Cost $766,777)		936,070

8

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (4.6%)
U.S. Government Securities (1.2%)
	United States Treasury
	Note/Bond	0.125%	9/30/13	1,200	1,198
	United States Treasury
	Note/Bond	0.250%	9/15/14	1,100	1,098
	United States Treasury
	Note/Bond	1.500%	6/30/16	14,300	14,789
	United States Treasury
	Note/Bond	2.125%	8/15/21	700	717
					17,802
Conventional Mortgage-Backed Securities (3.1%)
[1,2,3] Freddie Mac Gold Pool		3.500%	2/1/41–
			1/1/42	11,999	12,333
[1,2]	Freddie Mac Gold Pool	4.000%	11/1/13–
			9/1/41	29,492	30,975
2	Ginnie Mae I Pool	7.000%	11/15/31–
			11/15/33	291	337
2	Ginnie Mae I Pool	8.000%	9/15/30–
			9/15/30	82	84
					43,729
Nonconventional Mortgage-Backed Securities (0.3%)
[1,2]	Fannie Mae REMICS	3.500%	4/25/31	245	252
[1,2]	Fannie Mae REMICS	4.000%	9/25/29–
			5/25/31	470	511
[1,2]	Freddie Mac REMICS	3.500%	3/15/31	145	149
[1,2]	Freddie Mac REMICS	4.000%	12/15/30–
			4/15/31	2,726	2,960
					3,872
Total U.S. Government and Agency Obligations (Cost $63,266)					65,403
Asset-Backed/Commercial Mortgage-Backed Securities (0.9%)
2	Ally Auto Receivables Trust	1.350%	12/15/15	315	316
[2,4]	Ally Master Owner Trust	2.880%	4/15/15	500	509
2	Ally Master Owner Trust	2.150%	1/15/16	1,351	1,368
2	AmeriCredit Automobile
	Receivables Trust	1.170%	1/8/16	260	259
[2,4]	Avis Budget Rental Car
	Funding AESOP LLC	2.090%	4/20/15	1,375	1,388
2	Credit Suisse First Boston
	Mortgage Securities Corp.	4.597%	3/15/35	766	781
2	Credit Suisse First Boston
	Mortgage Securities Corp.	5.183%	11/15/36	102	104
[2,5]	Ford Credit Floorplan Master
	Owner Trust	2.120%	2/15/16	520	527
[2,4]	Ford Credit Floorplan Master
	Owner Trust	4.200%	2/15/17	890	956
2	GE Capital Commercial
	Mortgage Corp.	5.145%	7/10/37	375	389
2	GE Capital Credit Card
	Master Note Trust	3.800%	11/15/17	870	930
[2,4]	Hertz Vehicle Financing LLC	4.260%	3/25/14	710	730
[2,4]	Hertz Vehicle Financing LLC	2.200%	3/25/16	890	905
2	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.994%	7/12/35	961	982
[2,4]	Marriott Vacation Club
	Owner Trust	5.362%	10/20/28	106	109
2	Morgan Stanley Dean Witter
	Capital I	5.080%	9/15/37	494	503
[2,4]	Santander Consumer Acquired
	Receivables Trust	1.400%	10/15/14	650	651
[2,4]	Santander Drive Auto
	Receivables Trust	1.830%	11/17/14	695	697
2	Santander Drive Auto
	Receivables Trust	2.350%	11/16/15	245	242
2	World Omni Automobile Lease
	Securitization Trust	1.490%	10/15/14	680	683
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $12,951)					13,029

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Corporate Bonds (23.0%)
Finance (10.1%)
	Banking (7.4%)
	American Express Bank FSB	5.550%	10/17/12	1,500	1,550
	American Express Credit Corp.	5.875%	5/2/13	1,300	1,367
	American Express Credit Corp.	2.750%	9/15/15	100	100
4	ANZ National International Ltd.	2.375%	12/21/12	435	437
4	ANZ National International Ltd.	6.200%	7/19/13	600	638
	Bank of America Corp.	6.000%	9/1/17	2,510	2,453
	Bank of America Corp.	5.750%	12/1/17	500	477
	Bank of America NA	5.300%	3/15/17	2,000	1,821
	Bank of New York
	Mellon Corp.	4.950%	3/15/15	1,345	1,450
	Bank of Nova Scotia	3.400%	1/22/15	2,100	2,208
	Barclays Bank plc	2.375%	1/13/14	2,100	2,026
	BB&T Corp.	4.900%	6/30/17	1,000	1,086
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	263
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	497
	BNY Mellon NA	4.750%	12/15/14	250	271
	Canadian Imperial Bank of
	Commerce	2.350%	12/11/15	1,400	1,409
	Capital One Bank USA NA	6.500%	6/13/13	650	685
	Citigroup Inc.	5.300%	10/17/12	1,500	1,524
	Citigroup Inc.	4.587%	12/15/15	570	574
	Citigroup Inc.	3.953%	6/15/16	826	823
	Citigroup Inc.	6.125%	11/21/17	2,320	2,477
	Citigroup Inc.	5.375%	8/9/20	300	308
	Citigroup Inc.	6.625%	6/15/32	2,000	1,843
	Citigroup Inc.	6.125%	8/25/36	1,000	873
	Citigroup Inc.	8.125%	7/15/39	180	220
4	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank
	BA	3.200%	3/11/15	1,300	1,335
4	Credit Agricole SA	3.500%	4/13/15	1,255	1,169
	Credit Suisse	5.000%	5/15/13	2,250	2,314
	Credit Suisse	5.400%	1/14/20	1,050	983
	Credit Suisse New York	2.200%	1/14/14	1,220	1,211
	Credit Suisse USA Inc.	6.500%	1/15/12	1,000	1,001
	Deutsche Bank AG	5.375%	10/12/12	825	837
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	1,925
	Goldman Sachs Group Inc.	6.000%	5/1/14	750	784
	Goldman Sachs Group Inc.	5.350%	1/15/16	2,500	2,559
	Goldman Sachs Group Inc.	5.625%	1/15/17	1,000	980
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,353
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	1,794
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,271
	Goldman Sachs Group Inc.	6.250%	2/1/41	470	460
4	HBOS plc	6.000%	11/1/33	1,415	880
4	HSBC Bank plc	2.000%	1/19/14	700	692
4	HSBC Bank plc	3.500%	6/28/15	500	505
4	HSBC Bank plc	4.750%	1/19/21	1,700	1,742
	HSBC Bank USA NA	4.625%	4/1/14	1,290	1,322
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,022
	HSBC Holdings plc	6.100%	1/14/42	500	581
4	ING Bank NV	2.650%	1/14/13	1,000	998
4	ING Bank NV	2.000%	10/18/13	1,000	970
	JPMorgan Chase & Co.	5.125%	9/15/14	1,000	1,054
	JPMorgan Chase & Co.	3.700%	1/20/15	500	519
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,681
	JPMorgan Chase & Co.	6.300%	4/23/19	265	300
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,054
	JPMorgan Chase & Co.	5.600%	7/15/41	2,400	2,577
	JPMorgan Chase & Co.	5.400%	1/6/42	450	463
2	JPMorgan Chase & Co.	7.900%	12/29/49	983	1,042
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	2,000	1,889
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,250	1,232
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	1,000	825
	Morgan Stanley	6.750%	10/15/13	1,000	1,037
	Morgan Stanley	6.000%	5/13/14	1,000	1,014

9

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Morgan Stanley	6.000%	4/28/15	1,000	1,002
	Morgan Stanley	3.800%	4/29/16	255	235
	Morgan Stanley	5.450%	1/9/17	1,000	962
	Morgan Stanley	5.750%	1/25/21	1,140	1,057
	Morgan Stanley	6.250%	8/9/26	3,000	2,815
	National City Corp.	6.875%	5/15/19	1,000	1,124
4	Nordea Bank AB	2.125%	1/14/14	1,010	994
4	Nordea Bank AB	3.700%	11/13/14	570	579
	Northern Trust Corp.	5.200%	11/9/12	1,025	1,064
	Northern Trust Corp.	3.450%	11/4/20	255	262
	Paribas	6.950%	7/22/13	2,000	2,021
	PNC Bank NA	4.875%	9/21/17	1,500	1,567
2	PNC Financial Services
	Group Inc.	8.250%	5/31/49	1,300	1,290
4	Societe Generale SA	5.200%	4/15/21	2,100	1,771
4	Standard Chartered plc	3.850%	4/27/15	380	383
	State Street Corp.	5.375%	4/30/17	2,775	3,200
4	Svenska Handelsbanken AB	4.875%	6/10/14	1,400	1,458
	Toronto-Dominion Bank	1.375%	7/14/14	860	870
	UBS AG	3.875%	1/15/15	1,000	995
	UBS AG	5.875%	7/15/16	1,500	1,512
	US Bancorp	2.875%	11/20/14	800	835
	US Bank NA	6.300%	2/4/14	1,000	1,097
	Wachovia Bank NA	6.600%	1/15/38	2,000	2,250
	Wachovia Corp.	5.250%	8/1/14	1,160	1,225
	Wachovia Corp.	7.500%	4/15/35	1,000	1,249
	Wells Fargo & Co.	5.125%	9/1/12	1,000	1,026
	Wells Fargo & Co.	5.250%	10/23/12	1,000	1,035
	Wells Fargo & Co.	3.625%	4/15/15	925	969
	Wells Fargo & Co.	5.625%	12/11/17	820	931

	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	328
	Charles Schwab Corp.	4.950%	6/1/14	380	411

	Finance Companies (0.5%)
	General Electric Capital Corp.	5.450%	1/15/13	790	828
	General Electric Capital Corp.	2.950%	5/9/16	500	514
	General Electric Capital Corp.	4.625%	1/7/21	2,500	2,612
	General Electric Capital Corp.	5.300%	2/11/21	795	843
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,167
	General Electric Capital Corp.	6.150%	8/7/37	1,545	1,699

	Insurance (1.6%)
	ACE INA Holdings Inc.	2.600%	11/23/15	600	611
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,508
	Aetna Inc.	6.500%	9/15/18	335	406
	Allstate Corp.	5.000%	8/15/14	1,000	1,083
	Allstate Corp.	6.750%	5/15/18	1,000	1,170
2	Allstate Corp.	6.125%	5/15/67	1,000	913
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	2,000	2,127
	Genworth Global
	Funding Trusts	5.750%	5/15/13	1,000	1,018
	Hartford Financial Services
	Group Inc.	6.000%	1/15/19	165	169
[2,4]	Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,586
4	Metropolitan Life Global
	Funding I	5.125%	6/10/14	2,000	2,150
4	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,407
	Prudential Financial Inc.	5.150%	1/15/13	425	441
	Prudential Financial Inc.	4.750%	4/1/14	2,300	2,425
	Prudential Financial Inc.	3.000%	5/12/16	450	448
4	TIAA Global Markets Inc.	5.125%	10/10/12	1,380	1,423
	UnitedHealth Group Inc.	6.000%	6/15/17	500	589
	UnitedHealth Group Inc.	6.000%	2/15/18	700	830
	UnitedHealth Group Inc.	3.875%	10/15/20	601	639

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other Finance (0.1%)
	NYSE Euronext	4.800%	6/28/13	1,570	1,650

	Real Estate Investment Trusts (0.4%)
	Duke Realty LP	5.950%	2/15/17	75	81
	Duke Realty LP	6.500%	1/15/18	225	249
	HCP Inc.	3.750%	2/1/16	210	214
	Simon Property Group LP	5.100%	6/15/15	1,000	1,094
	Simon Property Group LP	6.100%	5/1/16	1,800	2,036
4	WCI Finance LLC/
	WEA Finance LLC	5.700%	10/1/16	1,000	1,075
4	WEA Finance LLC	7.125%	4/15/18	1,000	1,114
					145,391
Industrial (9.9%)
	Basic Industry (0.3%)
	Agrium Inc.	6.125%	1/15/41	210	254
	EI du Pont de Nemours & Co.	4.750%	11/15/12	440	456
	EI du Pont de Nemours & Co.	2.750%	4/1/16	1,400	1,486
[2,4]	Pacific Beacon LLC	5.379%	7/15/26	328	357
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,806

	Capital Goods (0.8%)
	Caterpillar Financial
	Services Corp.	6.200%	9/30/13	1,000	1,091
	Caterpillar Inc.	3.900%	5/27/21	915	1,003
	General Dynamics Corp.	3.875%	7/15/21	355	383
	General Electric Co.	5.250%	12/6/17	1,735	1,995
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,131
	Raytheon Co.	1.625%	10/15/15	880	881
4	Siemens
	Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,568
	United Technologies Corp.	4.875%	5/1/15	325	364
	United Technologies Corp.	7.500%	9/15/29	770	1,080
	United Technologies Corp.	6.050%	6/1/36	675	850

	Communication (2.0%)
	AT&T Inc.	4.950%	1/15/13	1,250	1,304
	AT&T Inc.	5.100%	9/15/14	500	551
	AT&T Inc.	5.600%	5/15/18	1,000	1,163
	AT&T Inc.	6.450%	6/15/34	1,595	1,923
	AT&T Inc.	6.800%	5/15/36	500	634
	BellSouth Corp.	6.550%	6/15/34	2,975	3,524
	BellSouth
	Telecommunications Inc.	7.000%	12/1/95	1,000	1,253
	CBS Corp.	4.300%	2/15/21	675	701
	Comcast Corp.	5.700%	5/15/18	500	575
	DIRECTV Holdings LLC/
	DIRECTV Financing Co. Inc.	3.125%	2/15/16	210	214
	DIRECTV Holdings LLC/
	DIRECTV Financing Co. Inc.	3.500%	3/1/16	800	825
	DIRECTV Holdings LLC/
	DIRECTV Financing Co. Inc.	5.200%	3/15/20	500	541
	DIRECTV Holdings LLC/
	DIRECTV Financing Co. Inc.	6.375%	3/1/41	635	730
	Discovery
	Communications LLC	5.625%	8/15/19	80	92
	Discovery
	Communications LLC	5.050%	6/1/20	420	465
	France Telecom SA	4.375%	7/8/14	765	810
	Grupo Televisa SAB	6.625%	1/15/40	630	715
	NBCUniversal Media LLC	4.375%	4/1/21	600	635
	News America Inc.	4.500%	2/15/21	375	394
	News America Inc.	6.150%	2/15/41	800	917
	Telefonica Emisiones SAU	3.992%	2/16/16	910	878
	Time Warner Cable Inc.	5.850%	5/1/17	830	945
	Time Warner Cable Inc.	6.750%	6/15/39	750	890
	Verizon Communications Inc.	5.500%	2/15/18	1,225	1,434
	Verizon Communications Inc.	3.500%	11/1/21	730	760

10

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	5.850%	9/15/35	475	566
	Verizon Communications Inc.	6.900%	4/15/38	290	390
	Verizon Communications Inc.	4.750%	11/1/41	290	313
	Verizon Global Funding Corp.	7.750%	12/1/30	1,590	2,212
	Vodafone Group plc	5.000%	12/16/13	1,000	1,075
	Vodafone Group plc	2.875%	3/16/16	1,100	1,151

	Consumer Cyclical (1.4%)
4	American Honda Finance Corp.	4.625%	4/2/13	1,000	1,038
	CVS Caremark Corp.	4.875%	9/15/14	800	874
	CVS Caremark Corp.	5.750%	6/1/17	585	683
	Daimler Finance
	North America LLC	6.500%	11/15/13	1,145	1,242
	Daimler Finance
	North America LLC	8.500%	1/18/31	1,000	1,397
	Home Depot Inc.	3.950%	9/15/20	500	541
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	901
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,237
	Staples Inc.	9.750%	1/15/14	675	769
	Time Warner Inc.	4.875%	3/15/20	500	544
	Time Warner Inc.	6.500%	11/15/36	520	637
	Toyota Motor Credit Corp.	2.800%	1/11/16	1,105	1,150
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	793
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,156
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,290	2,941
	Walt Disney Co.	5.625%	9/15/16	1,000	1,183
	Western Union Co.	5.930%	10/1/16	2,000	2,256

	Consumer Noncyclical (3.2%)
	Altria Group Inc.	4.125%	9/11/15	500	542
	Altria Group Inc.	4.750%	5/5/21	455	500
	Amgen Inc.	2.300%	6/15/16	635	634
	Amgen Inc.	4.500%	3/15/20	165	173
	Amgen Inc.	5.150%	11/15/41	900	939
	Anheuser-Busch InBev
	Worldwide Inc.	5.375%	1/15/20	200	235
	Anheuser-Busch InBev
	Worldwide Inc.	4.375%	2/15/21	2,000	2,225
	AstraZeneca plc	6.450%	9/15/37	615	828
	Baxter International Inc.	5.900%	9/1/16	502	598
4	Cargill Inc.	4.307%	5/14/21	2,092	2,273
4	Cargill Inc.	6.875%	5/1/28	645	844
4	Cargill Inc.	6.125%	4/19/34	1,270	1,519
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,804
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	522
	Coca-Cola HBC Finance BV	5.125%	9/17/13	1,000	1,040
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	765
	Colgate-Palmolive Co.	7.600%	5/19/25	480	681
	Diageo Capital plc	5.200%	1/30/13	620	650
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	246	255
	Express Scripts Inc.	6.250%	6/15/14	375	409
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,362
	Hershey Co.	4.850%	8/15/15	380	425
	Johnson & Johnson	2.150%	5/15/16	900	939
	Johnson & Johnson	5.150%	7/15/18	500	602
	Kellogg Co.	4.000%	12/15/20	1,400	1,482
	Kimberly-Clark Corp.	5.000%	8/15/13	1,000	1,068
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	1,122
	Kraft Foods Inc.	5.375%	2/10/20	1,000	1,152
	McKesson Corp.	3.250%	3/1/16	175	186
	Medtronic Inc.	4.750%	9/15/15	1,000	1,127
	Pepsi Bottling Group Inc.	7.000%	3/1/29	500	691
	PepsiCo Inc.	3.100%	1/15/15	400	426
	PepsiCo Inc.	3.125%	11/1/20	1,300	1,351
	Pfizer Inc.	6.200%	3/15/19	1,400	1,731
	Philip Morris International Inc.	4.500%	3/26/20	250	283
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,138

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Procter & Gamble - Esop	9.360%	1/1/21	1,566	2,114
4	Roche Holdings Inc.	6.000%	3/1/19	750	911
4	SABMiller plc	6.500%	7/1/16	1,500	1,755
	Sanofi	4.000%	3/29/21	1,130	1,251
	St. Jude Medical Inc.	2.500%	1/15/16	666	685
4	Tesco plc	5.500%	11/15/17	1,500	1,742
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	235	250
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	265	281
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	260	276
	Unilever Capital Corp.	4.250%	2/10/21	2,805	3,220

	Energy (0.7%)
	Apache Finance Canada Corp.	7.750%	12/15/29	400	579
	BP Capital Markets plc	3.125%	10/1/15	400	418
	BP Capital Markets plc	3.200%	3/11/16	900	944
	BP Capital Markets plc	4.750%	3/10/19	645	721
	BP Capital Markets plc	4.500%	10/1/20	400	443
	ConocoPhillips	5.200%	5/15/18	1,500	1,746
	EOG Resources Inc.	5.625%	6/1/19	425	504
4	Motiva Enterprises LLC	5.750%	1/15/20	125	145
	Occidental Petroleum Corp.	4.100%	2/1/21	1,020	1,136
	Shell International Finance BV	3.250%	9/22/15	1,100	1,188
	Shell International Finance BV	4.375%	3/25/20	1,000	1,165
	Suncor Energy Inc.	5.950%	12/1/34	500	566

	Other Industrial (0.1%)
4	Hutchison Whampoa
	International 03/13 Ltd.	6.500%	2/13/13	2,000	2,092

	Technology (0.8%)
	Cisco Systems Inc.	4.450%	1/15/20	1,000	1,137
	Dell Inc.	5.875%	6/15/19	910	1,067
	Google Inc.	2.125%	5/19/16	685	713
	Hewlett-Packard Co.	2.650%	6/1/16	500	495
	Hewlett-Packard Co.	5.500%	3/1/18	865	961
	Hewlett-Packard Co.	3.750%	12/1/20	1,000	984
	Hewlett-Packard Co.	4.300%	6/1/21	1,500	1,523
	International Business
	Machines Corp.	2.000%	1/5/16	425	438
	International Business
	Machines Corp.	1.950%	7/22/16	430	441
	International Business
	Machines Corp.	5.875%	11/29/32	2,000	2,510
	Microsoft Corp.	4.000%	2/8/21	500	564
	Oracle Corp.	6.125%	7/8/39	350	463

	Transportation (0.6%)
2	Continental Airlines 2007-1
	Class A Pass Through Trust	5.983%	4/19/22	874	913
4	ERAC USA Finance LLC	5.900%	11/15/15	500	563
4	ERAC USA Finance LLC	4.500%	8/16/21	125	127
4	ERAC USA Finance LLC	7.000%	10/15/37	1,000	1,178
2	Federal Express Corp.
	1998 Pass Through Trust	6.720%	1/15/22	1,258	1,459
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,902
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,678
2	Southwest Airlines Co.
	2007-1 Pass Through Trust	6.150%	8/1/22	474	508
	United Parcel Service Inc.	4.875%	11/15/40	460	531
					141,435
Utilities (3.0%)
	Electric (2.6%)
	Alabama Power Co.	5.550%	2/1/17	585	685
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,105
	Carolina Power & Light Co.	6.300%	4/1/38	365	495
	Commonwealth Edison Co.	5.950%	8/15/16	770	905
	Connecticut Light & Power Co.	5.650%	5/1/18	465	550

11

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	700	821
	Consolidated Edison Co. of
	New York Inc.	5.300%	12/1/16	890	1,038
	Dominion Resources Inc.	5.200%	8/15/19	750	869
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	324
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	691
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,198
4	EDP Finance BV	5.375%	11/2/12	1,220	1,199
4	Enel Finance International NV	6.800%	9/15/37	1,285	1,134
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,243
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,139
	Florida Power & Light Co.	5.950%	2/1/38	785	1,035
	Florida Power Corp.	6.350%	9/15/37	200	268
	Georgia Power Co.	5.400%	6/1/18	1,165	1,377
	Midamerican Energy
	Holdings Co.	6.125%	4/1/36	1,000	1,196
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	1,500	1,736
	Northern States Power Co.	6.250%	6/1/36	2,000	2,754
	NSTAR	4.500%	11/15/19	90	100
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	327
	PacifiCorp	6.250%	10/15/37	2,000	2,652
	Peco Energy Co.	5.350%	3/1/18	565	666
	Potomac Electric Power Co.	6.500%	11/15/37	750	990
	PPL Energy Supply LLC	6.200%	5/15/16	453	505
	Public Service Electric &
	Gas Co.	5.300%	5/1/18	1,900	2,248
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	772
	South Carolina Electric &
	Gas Co.	6.050%	1/15/38	1,000	1,296
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,296
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,788
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	644
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	877

	Natural Gas (0.3%)
	AGL Capital Corp.	6.375%	7/15/16	775	898
4	DCP Midstream LLC	6.450%	11/3/36	935	1,079
	National Grid plc	6.300%	8/1/16	1,000	1,151
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,311

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,358
					42,720
Total Corporate Bonds (Cost $303,220)					329,546
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
4	Abu Dhabi National Energy Co.	5.875%	10/27/16	595	654
4	CDP Financial Inc.	4.400%	11/25/19	1,000	1,088
4	EDF SA	4.600%	1/27/20	1,200	1,239
	International Bank for
	Reconstruction &
	Development	4.750%	2/15/35	2,000	2,513
	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	500	556
	Kreditanstalt fuer
	Wiederaufbau	1.250%	10/26/15	1,518	1,525
	Oesterreichische
	Kontrollbank AG	4.500%	3/9/15	1,500	1,629
	Province of Ontario	1.375%	1/27/14	1,755	1,779
	Province of Ontario	4.500%	2/3/15	2,000	2,205
	Quebec	5.125%	11/14/16	1,000	1,164
4	Ras Laffan Liquefied Natural
	Gas Co. Ltd. III	5.500%	9/30/14	405	433
Total Sovereign Bonds (Cost $13,415)					14,785

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Taxable Municipal Bonds (1.9%)
	Atlanta GA Downtown
	Development Authority
	Revenue	6.875%	2/1/21	515	655
	Bay Area Toll Authority
	California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	1,000	1,299
	California GO	5.700%	11/1/21	265	291
	California GO	7.550%	4/1/39	85	104
	California GO	7.300%	10/1/39	125	149
	California GO	7.600%	11/1/40	660	816
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	268
	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	586
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	225	275
	Dallas TX Area Rapid Transit
	Revenue	5.999%	12/1/44	750	988
	Illinois GO	5.365%	3/1/17	20	22
	Illinois GO	5.665%	3/1/18	595	637
	Illinois GO	5.877%	3/1/19	595	640
	Illinois GO	5.100%	6/1/33	95	87
6	Kansas Development
	Finance Authority Revenue
	(Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,179
	Los Angeles CA Department
	of Water & Power Revenue	6.008%	7/1/39	355	410
	Los Angeles CA Unified
	School District GO	5.750%	7/1/34	1,400	1,549
	Maryland Transportation
	Authority Facilities Projects
	Revenue	5.888%	7/1/43	545	691
	Massachusetts Development
	Finance Agency Revenue
	(Harvard University)	6.300%	10/1/37	2,000	2,243
	Massachusetts School
	Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	1,000	1,243
	Metropolitan New York
	Transportation Authority
	Revenue (Dedicated
	Tax Fund)	7.336%	11/15/39	325	457
	Metropolitan New York
	Transportation Authority
	Revenue (Dedicated
	Tax Fund)	6.089%	11/15/40	165	200
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	410	585
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	500	687
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	1,555	1,929
[2,4]	Ohana Military
	Communities LLC	5.558%	10/1/36	400	409
[2,4]	Ohana Military
	Communities LLC	5.780%	10/1/36	545	556
	Oregon Department
	Transportation Highway
	Usertax Revenue	5.834%	11/15/34	655	801
	Oregon GO	5.902%	8/1/38	490	583
6	Oregon School Boards
	Association GO	5.528%	6/30/28	2,000	2,236
	Port Authority of New York &
	New Jersey Revenue	5.859%	12/1/24	325	388
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	265	325

12

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Antonio TX Electric &
Gas Systems Revenue	5.985%	2/1/39	305	388
South Carolina Public Service
Authority Revenue	6.454%	1/1/50	300	412
University of California
Regents Medical Center
Revenue	6.583%	5/15/49	595	719
University of California
Revenue	5.770%	5/15/43	1,010	1,160
Total Taxable Municipal Bonds (Cost $23,104)				26,967
Temporary Cash Investment (3.0%)
Repurchase Agreement (3.0%)
Credit Suisse Securities (USA) LLC
(Dated 12/30/11,
Repurchase Value
$43,600,000, collateralized
by U.S. Treasury Note/Bond
4.250%, 11/15/14–5/15/39)
(Cost $43,600)	0.020%	1/3/12	43,600	43,600
Total Investments (99.9%) (Cost $1,226,333)				1,429,400
Other Assets and Liabilities (0.1%)
Other Assets[7]				9,686
Liabilities				(8,937)
				749
Net Assets (100%)
Applicable to 75,666,806 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,430,149
Net Asset Value Per Share				$18.90

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,204,119
Undistributed Net Investment Income	40,052
Accumulated Net Realized Losses	(17,117)
Unrealized Appreciation (Depreciation)
Investment Securities	203,067
Futures Contracts	35
Foreign Currencies	(7)
Net Assets	1,430,149

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2011.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate value of these securities was $56,154,000, representing 3.9% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Cash of $69,000, has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends[1]	25,785
Interest	20,327
Security Lending	105
Total Income	46,217
Expenses
Investment Advisory Fees—Note B
Basic Fee	921
Performance Adjustment	20
The Vanguard Group—Note C
Management and Administrative	2,773
Marketing and Distribution	268
Custodian Fees	28
Auditing Fees	27
Shareholders’ Reports	34
Trustees’ Fees and Expenses	3
Total Expenses	4,074
Net Investment Income	42,143
Realized Net Gain (Loss)
Investment Securities Sold	46,737
Futures Contracts	(931)
Swap Contracts	106
Foreign Currencies	(8)
Realized Net Gain (Loss)	45,904
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(37,666)
Futures Contracts	1
Swap Contracts	(11)
Foreign Currencies	(12)
Change in Unrealized Appreciation
(Depreciation)	(37,688)
Net Increase (Decrease) in Net Assets
Resulting from Operations	50,359

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	42,143	37,934
Realized Net Gain (Loss)	45,904	29,422
Change in Unrealized Appreciation (Depreciation)	(37,688)	70,211
Net Increase (Decrease) in Net Assets Resulting from Operations	50,359	137,567
Distributions
Net Investment Income	(37,407)	(38,910)
Realized Capital Gain	—	—
Total Distributions	(37,407)	(38,910)
Capital Share Transactions
Issued	139,431	125,477
Issued in Lieu of Cash Distributions	37,407	38,910
Redeemed	(156,861)	(149,364)
Net Increase (Decrease) from Capital Share Transactions	19,977	15,023
Total Increase (Decrease)	32,929	113,680
Net Assets
Beginning of Period	1,397,220	1,283,540
End of Period[2]	1,430,149	1,397,220

1 Dividends are net of foreign withholding taxes of $439,000.
2 Net Assets—End of Period includes undistributed net investment income of $40,052,000 and $35,263,000.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Vanguard Balanced Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$18.70	$17.35	$14.85	$20.76	$20.62
Investment Operations
Net Investment Income	.552	.506	.526	.660	.640
Net Realized and Unrealized Gain (Loss)
on Investments	.143	1.369	2.674	(5.060)	.980
Total from Investment Operations	.695	1.875	3.200	(4.400)	1.620
Distributions
Dividends from Net Investment Income	(.495)	(.525)	(.700)	(.640)	(.590)
Distributions from Realized Capital Gains	—	—	—	(.870)	(.890)
Total Distributions	(.495)	(.525)	(.700)	(1.510)	(1.480)
Net Asset Value, End of Period	$18.90	$18.70	$17.35	$14.85	$20.76

Total Return	3.70%	11.02%	22.90%	–22.57%	8.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,430	$1,397	$1,284	$1,108	$1,547
Ratio of Total Expenses to
Average Net Assets[1]	0.29%	0.30%	0.31%	0.25%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.95%	2.90%	3.44%	3.54%	3.21%
Portfolio Turnover Rate	36%[2]	38%	30%	31%	21%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, and 0.01%.
2 Includes 9% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

15

Vanguard Balanced Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

The portfolio has no open swap contacts at December 31, 2011.

16

Vanguard Balanced Portfolio

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011–03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management has concluded that treating the mortgage-dollar-roll arrangements entered into by the portfolio as purchases and sales continues to be appropriate.

7. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral, however such action may be subject to legal proceedings.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

17

Vanguard Balanced Portfolio

B. Wellington Management Company, llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the year ended December 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before an increase of $20,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $228,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	885,372	50,698	—
U.S. Government and Agency Obligations	—	65,403	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	13,029	—
Corporate Bonds	—	329,546	—
Sovereign Bonds	—	14,785	—
Taxable Municipal Bonds	—	26,967	—
Futures Contracts—Assets[1]	12	—	—
Temporary Cash Investments	—	43,600	—
Total	885,384	544,028	—
1 Represents variation margin on the last day of the reporting period.

E. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2011, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(931)	—	(931)
Swap Contracts	—	106	106
Realized Net Gain (Loss) on Derivatives	(931)	106	(825)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1	—	1
Swap Contracts	—	(11)	(11)
Change in Unrealized Appreciation (Depreciation) on Derivatives	1	(11)	(10)

18

Vanguard Balanced Portfolio

At December 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2012	43	5,638	35

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2011, the portfolio realized net foreign currency losses of $8,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $61,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2011, the portfolio had $42,036,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $15,466,000 to offset future net capital gains through December 31, 2017.

At December 31, 2011, the cost of investment securities for tax purposes was $1,227,418,000. Net unrealized appreciation of investment securities for tax purposes was $201,982,000, consisting of unrealized gains of $240,152,000 on securities that had risen in value since their purchase and $38,170,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2011, the portfolio purchased $325,393,000 of investment securities and sold $315,085,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $195,327,000 and $183,160,000, respectively.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	7,384	7,125
Issued in Lieu of Cash Distributions	1,966	2,225
Redeemed	(8,391)	(8,608)
Net Increase (Decrease) in Shares Outstanding	959	742

I. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Balanced Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard
Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 49.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$985.92	$1.40
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.79	1.43

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
Annuity and Insurance Services > 800-522-5555	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	index are not sponsored, endorsed, or promoted by
	guidelines by visiting vanguard.com/proxyreporting or	MSCI, and MSCI bears no liability with respect to any
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	such funds or securities. For such funds or securities,
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	the prospectus or the Statement of Additional
Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
fund only if preceded or accompanied by		trademarks of Standard & Poor’s Financial Services
the fund’s current prospectus.	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690B 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Capital Growth Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Capital Growth Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Capital Growth Portfolio

In a volatile year for the stock market, Vanguard Capital Growth Portfolio returned –0.93%, outperforming the average return of multi-cap growth funds but trailing the S&P 500 Index. (The index’s price level finished the year almost unchanged; its positive return resulted from dividend income.) The portfolio’s heavy emphasis on tech stocks explained much of the shortfall.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Mixed results from
long-term positions
The Capital Growth Portfolio’s advisor relies on intensive fundamental research to identify stocks with three- to five-year growth prospects that, in its judgment, are underappreciated by the market. Since the portfolio’s inception, this approach has led to significant emphasis on technology and health care stocks, two sectors in which the advisor sees exceptional growth prospects in both the United States and the fast-growing emerging markets.

Accordingly, performance in any given period depends heavily on what happens in these sectors. During 2011, the portfolio’s tech stocks, which accounted for more than 30% of assets, struggled, returning about –5%. In general, performance in the tech sector was uneven. Consumer-oriented companies such as Apple thrived, while the stocks of business-oriented companies such as Hewlett-Packard and Research in Motion lagged. The portfolio found itself on the wrong side of this divide. Other weak spots included holdings in the consumer discretionary and energy sectors.

Success in health care stocks, which accounted for 28% of assets at the end of the period, offset much of the weakness. The portfolio’s holdings returned more than 18%, with notable strength in the biotech industry. The financial sector was another standout. Although the portfolio’s exposure was modest, it held some strongly performing insurance and consumer finance stocks, largely steering clear of the troubles that plagued the big banks and brokerages.

Strengths grow clear
over the long term
Because Vanguard Capital Growth Portfolio invests heavily in the advisor’s long-term convictions, with little regard to the makeup of the benchmark index, one-year comparisons with the S&P 500 are of limited value in assessing performance. Long-term comparisons paint a more meaningful picture of the advisor’s success. Since its 2002 inception, the portfolio has returned 8.78% per year, ahead of both the index and the modest 2.06% average return of competing funds.

With its low costs and talented management, Vanguard Capital Growth Portfolio can be a useful component of a well-diversified annuity program.

Total Returns
		December 3, 2002,[1] Through
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Capital Growth Portfolio	–0.93%	8.78%
S&P 500 Index	2.11	5.59
Variable Insurance Multi-Cap Growth Funds Average[2]	–3.69	2.06

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.44%	0.95%

1 Portfolio’s inception.
2 Derived from data provided by Lipper Inc.

3 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Capital Growth Portfolio’s expense ratio was 0.42%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Capital Growth Portfolio

Advisor’s Report

For the fiscal year ended December 31, 2011, Vanguard Capital Growth Portfolio returned –0.93%, trailing the 2.11% return of the Standard & Poor’s 500 Index but ahead of the –3.69% average return of peer funds.

Investment environment
Despite periods of considerable volatility, the S&P 500 Index ended 2011 almost exactly where it began; the index’s total return was due entirely to its dividend yield.

The year started positively for the U.S. stock market, and the index was up more than 9% by the end of April. However, confidence in the U.S. economic recovery began to falter, and concerns regarding the European sovereign-debt crisis and its potential ramifications for the global financial system weighed on the market. In response, stock prices fell for five consecutive months, including precipitous declines in August and September. The index was down more than 9% for the year before it recovered, thanks mainly to a strong rally in October.

Unquestionably, the U.S. economy’s recovery from the recession has slowed, as evidenced by moderating growth in gross domestic product (GDP) and consumer spending. Unemployment remains stubbornly high, and the housing market has failed to show any meaningful improvement. Despite these unsettling economic statistics, industrial production continues to grow and corporations are generating profit margins and returns on capital well above historical averages.

Management of the portfolio
Despite subpar results this past year, our investment approach remains consistent. We rely on fundamental research to identify companies whose revenues and earnings will, in our opinion, grow more rapidly over a three- to five- year timeframe than current valuations might suggest. We seek to capitalize on situations in which the fundamental value of a company significantly exceeds its current market value.

This strategy has led us to build and maintain sizable investments in information technology and health care companies that we believe offer the potential for higher returns than those of the overall market. Stocks in these two sectors compose more than half of the portfolio (versus about 30% of the S&P 500 Index) and include nine of our ten largest holdings.

Information technology
Our information technology stocks hurt results. Research in Motion (–32%), Hewlett-Packard (–38%), and Corning (–32%) were among the biggest detractors.

Research in Motion, a new holding, declined because of concerns over its loss of market share in U.S. smartphones and delays in the development of its next-generation QNX operating system. Despite its struggles in the United States, we believe there is significant value in the stock at current levels given the recurring nature of the company’s services revenue and its strong position in rapidly growing markets in Latin America and Asia.

Hewlett-Packard suffered as investors raised concerns about the scale and timing of several strategic decisions announced by management, including a large acquisition, the potential spin-off of HP’s personal computer business, and its exit from the tablet computer market just months after the launch of its first tablet. In September, the company appointed a new chief executive officer, its fourth in six years.

Corning, the leading manufacturer of display glass used in flat-screen televisions, lowered its sales forecast as its largest customers reduced production in anticipation of weaker consumer demand during the holiday season.

We remain enthusiastic about investment opportunities in the information technology sector. The explosive growth in smartphones and tablet computers, the emergence of the “cloud” as the new data center, and the popularity of social networks are spawning entirely new business opportunities and driving higher demand for semiconductors, computer hardware, and storage. In addition, as wireless networks evolve to support higher data-transmission capacity and faster speeds, the use of mobile platforms for search, advertising, and commerce is increasing.

Some of the largest holdings in the portfolio, such as Google, Qualcomm, Texas Instruments, Oracle, and Microsoft, are well-positioned to capitalize on these trends. These companies are also trading at attractive valuations and have strong balance sheets.

Health care
Holdings in health care added to returns. Biogen Idec (+64%) reported positive results from studies of its new oral drug to treat multiple sclerosis, while Roche Holding AG (+22%) received regulatory approval for drugs to treat melanoma and lung cancer. Eli Lilly (+25%) and Amgen (+18%) were also major contributors, while Life Technologies (–30%) and Boston Scientific (–30%) were the biggest detractors in the sector.

We built considerable positions in large pharmaceutical, biotechnology, and medical device companies based on the view that growth in revenues and earnings from new products, an aging global population, and growing demand in emerging markets would more than offset any loss in earnings from patent expirations. Following a period of political and regulatory challenges, we are encouraged by the uptick in new drug approvals by the U.S. Food and Drug Administration in the past year. We continue to believe that the products

3

Vanguard Capital Growth Portfolio

currently in development represent a more efficient way to treat diseases such as Alzheimer’s, diabetes, and cancer than the current standard of care. The aging of populations in the United States, Europe, and Japan, along with rising standards of living in developing markets such as China and India, should lead to greater demand for health care products.

Financials
The portfolio’s minimal exposure to the financial sector helped relative performance. This was by far the lowest-returning sector in the S&P 500 Index. In general, we continue to see negative prospects for financial stocks. Prior to the recent financial crisis, banks enjoyed 15 years of above-average profitability. In our view, the combination of increased regulatory and compliance costs, higher capital requirements, and a reassessment of credit risk will constrain their earnings going forward.

Outlook
As we enter 2012, U.S. equities look attractive in our judgment. In the sectors in which the portfolio has the greatest weightings, notably information technology and health care, we find valuations particularly compelling. Further, many of our holdings in these sectors have very strong balance sheets and generate significant free cash flow.

Over the last decade, the greatest returns among U.S. stocks were concentrated in the energy and materials sectors. Driven by rapidly growing demand from China, India, Brazil, and other emerging economies, prices for commodities such as oil, copper, and corn soared. This led to expanded profit margins and rapid earnings growth for companies in these sectors and resulted in high valuation multiples. In our opinion, and contrary to conventional wisdom, this trend is unsustainable.

Conversely, information technology and health care companies have endured a decade of compression in valuation multiples as investors questioned their long-term growth prospects and earnings potential. As we have previously discussed, in our view, the fundamental outlook for many of these companies is promising. Also, we feel the investment case is supported by compelling valuations and very strong balance sheets.

Over the history of our firm, we have tended to find the greatest opportunities in downtrodden stocks and sectors where others often have perceived the greatest risks. Similarly, we frequently view the risks to be greatest in stocks and sectors that are regarded most favorably by the consensus. We believe this approach has been instrumental to the long-term results of the portfolio.

PRIMECAP Management Company
January 11, 2012

4

Vanguard Capital Growth Portfolio

Portfolio Profile
As of December 31, 2011

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	88	500
Median Market Cap	$35.4B	$52.0
Price/Earnings Ratio	15.0x	14.1x
Price/Book Ratio	2.6x	2.1x
Yield[2]	1.3%	2.2%
Return on Equity	21.3%	20.6%
Earnings Growth Rate	10.3%	7.4%
Foreign Holdings	13.9%	0.0%
Turnover Rate	11%	—
Expense Ratio[3]	0.44%	—
Short-Term Reserves	0.7%	—

Volatility Measures
	Portfolio Versus
	Comparative Index[1]
R-Squared		0.96
Beta		0.99

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	8.3%	10.7%
Consumer Staples	1.0	11.5
Energy	7.2	12.3
Financials	4.3	13.6
Health Care	27.8	11.9
Industrials	15.5	10.7
Information Technology	30.8	18.9
Materials	4.9	3.5
Telecommunication Services	0.0	3.0
Utilities	0.2	3.9

Ten Largest Holdings[4] (% of total net assets)

Amgen Inc.	Biotechnology	5.3%
Biogen Idec Inc.	Biotechnology	5.0
Google Inc. Class A	Internet Software
	& Services	4.2
Eli Lilly & Co.	Pharmaceuticals	4.0
FedEx Corp.	Air Freight
	& Logistics	3.8
Texas Instruments Inc.	Semiconductors	3.6
Roche Holding AG	Pharmaceuticals	3.4
Novartis AG ADR	Pharmaceuticals	3.3
Medtronic Inc.	Health Care
	Equipment	3.1
Microsoft Corp.	Systems Software	2.9
Top Ten		38.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Capital Growth Portfolio’s expense ratio was 0.42%.
4 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 3, 2002–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2011			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Capital Growth Portfolio	–0.93%	3.34%	8.78%	$21,470
S&P 500 Index	2.11	–0.25	5.59	16,385
Variable Insurance Multi-Cap Growth
Funds Average[2]	–3.69	0.22	5.76	16,620

Fiscal-Year Total Returns (%): December 3, 2002–December 31, 2011

1 Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception date: December 3, 2002.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.8%)
Consumer Discretionary (8.2%)
*	DIRECTV Class A	184,061	7,870
	Whirlpool Corp.	77,900	3,696
*	Amazon.com Inc.	21,200	3,670
	TJX Cos. Inc.	42,850	2,766
	Walt Disney Co.	70,300	2,636
	Sony Corp. ADR	124,300	2,242
*	Bed Bath & Beyond Inc.	37,600	2,180
	Carnival Corp.	54,900	1,792
	Limited Brands Inc.	40,300	1,626
	Mattel Inc.	55,600	1,544
	Kohl’s Corp.	10,000	494
			30,516
Consumer Staples (1.0%)
	Costco Wholesale Corp.	39,750	3,312
	Procter & Gamble Co.	5,700	380
			3,692
Energy (7.1%)
	Noble Energy Inc.	85,100	8,033
	EOG Resources Inc.	52,300	5,152
	Schlumberger Ltd.	50,500	3,450
	Hess Corp.	49,350	2,803
	Petroleo Brasileiro SA ADR
	Type A	94,200	2,213
	Peabody Energy Corp.	54,800	1,814
	Cenovus Energy Inc.	27,300	906
	National Oilwell Varco Inc.	12,300	836
	Encana Corp.	33,200	615
*	Southwestern Energy Co.	12,700	406
			26,228
Financials (4.2%)
	Marsh &
	McLennan Cos. Inc.	239,900	7,586
	Charles Schwab Corp.	268,500	3,023
	Chubb Corp.	33,400	2,312
*	Berkshire Hathaway Inc.
	Class B	28,950	2,209
	Progressive Corp.	24,300	474
			15,604
Health Care (27.5%)
	Amgen Inc.	305,971	19,646
*	Biogen Idec Inc.	168,600	18,554
	Eli Lilly & Co.	357,700	14,866
	Roche Holding AG	75,100	12,701
	Novartis AG ADR	211,950	12,117
	Medtronic Inc.	300,400	11,490
	Johnson & Johnson	66,600	4,368
*	Life Technologies Corp.	76,009	2,958

			Market
			Value•
		Shares	($000)
	GlaxoSmithKline plc ADR	61,000	2,783
*	Boston Scientific Corp.	424,802	2,269
			101,752
Industrials (15.4%)
	FedEx Corp.	169,000	14,113
	CH Robinson
	Worldwide Inc.	112,400	7,843
	Honeywell International Inc.	110,300	5,995
	Southwest Airlines Co.	473,050	4,049
	Caterpillar Inc.	42,900	3,887
	United Parcel Service Inc.
	Class B	48,550	3,553
	Boeing Co.	41,800	3,066
	Union Pacific Corp.	27,900	2,956
*	Alaska Air Group Inc.	32,050	2,407
	Deere & Co.	26,400	2,042
^	Canadian Pacific
	Railway Ltd.	28,000	1,895
	European Aeronautic
	Defence and Space Co. NV	57,400	1,788
	Donaldson Co. Inc.	20,200	1,375
	Expeditors International of
	Washington Inc.	22,000	901
	PACCAR Inc.	13,700	513
	Granite Construction Inc.	19,300	458
			56,841
Information Technology (30.3%)
*	Google Inc. Class A	23,900	15,437
	Texas Instruments Inc.	457,400	13,315
	Microsoft Corp.	419,200	10,883
	Oracle Corp.	375,100	9,621
	Intuit Inc.	180,200	9,477
*	Adobe Systems Inc.	323,600	9,148
	Qualcomm Inc.	135,600	7,417
	Intel Corp.	169,900	4,120
*	EMC Corp.	143,100	3,082
*	NVIDIA Corp.	212,450	2,945
	Corning Inc.	209,450	2,719
*	Symantec Corp.	166,800	2,610
	Hewlett-Packard Co.	99,850	2,572
	Accenture plc Class A	46,950	2,499
	Telefonaktiebolaget LM
	Ericsson ADR	231,500	2,345
*	Research In Motion Ltd.	143,000	2,074
	KLA-Tencor Corp.	39,900	1,925
*	Micron Technology Inc.	274,100	1,724
	Plantronics Inc.	43,250	1,541
	Applied Materials Inc.	138,100	1,479
	Visa Inc. Class A	14,000	1,421
	Motorola Solutions Inc.	23,935	1,108

		Market
		Value•
	Shares	($000)
* Motorola Mobility
Holdings Inc.	20,893	811
ASML Holding NV	14,787	618
Activision Blizzard Inc.	50,000	616
Cisco Systems Inc.	24,000	434
* eBay Inc.	11,000	334
		112,275
Materials (4.9%)
Potash Corp. of
Saskatchewan Inc.	219,800	9,073
Monsanto Co.	90,500	6,341
Domtar Corp.	14,100	1,128
Praxair Inc.	8,500	909
Freeport-McMoRan
Copper & Gold Inc.	13,188	485
		17,936
Telecommunication Services (0.0%)
* Sprint Nextel Corp.	1,950	5

Utilities (0.2%)
* AES Corp.	58,800	696
Total Common Stocks
(Cost $345,464)		365,545
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
[1,2] Vanguard Market
Liquidity Fund, 0.110%
(Cost $4,358)	4,357,988	4,358
Total Investments (100.0%)
(Cost $349,822)		369,903
Other Assets and Liabilities (0.0%)
Other Assets		3,843
Liabilities[2]		(3,716)
		127
Net Assets (100%)
Applicable to 23,582,091 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		370,030
Net Asset Value Per Share		$15.69

At December 31, 2011, net assets consisted of:
		Amount
		($000)
Paid-in Capital		344,138
Undistributed Net Investment Income		3,156
Accumulated Net Realized Gains		2,641
Unrealized Appreciation (Depreciation)
Investment Securities		20,081
Foreign Currencies		14
Net Assets		370,030

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,759,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,820,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Capital Growth Portfolio

Statement of Operations

Statement of Changes in Net Assets

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends[1]	5,313
Interest[2]	17
Security Lending	14
Total Income	5,344
Expenses
Investment Advisory Fees—Note B	554
The Vanguard Group—Note C
Management and Administrative	871
Marketing and Distribution	76
Custodian Fees	9
Auditing Fees	25
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	1,549
Net Investment Income	3,795
Realized Net Gain (Loss)
Investment Securities Sold	2,809
Foreign Currencies	(31)
Realized Net Gain (Loss)	2,778
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(13,168)
Foreign Currencies	(3)
Change in Unrealized Appreciation
(Depreciation)	(13,171)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,598)

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,795	3,196
Realized Net Gain (Loss)	2,778	9,245
Change in Unrealized Appreciation (Depreciation)	(13,171)	24,837
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,598)	37,278
Distributions
Net Investment Income	(3,201)	(2,793)
Realized Capital Gain[3]	(9,383)	(9,105)
Total Distributions	(12,584)	(11,898)
Capital Share Transactions
Issued	109,109	39,902
Issued in Lieu of Cash Distributions	12,584	11,898
Redeemed	(69,534)	(53,598)
Net Increase (Decrease) from Capital Share Transactions	52,159	(1,798)
Total Increase (Decrease)	32,977	23,582
Net Assets
Beginning of Period	337,053	313,471
End of Period[4]	370,030	337,053

1 Dividends are net of foreign withholding taxes of $181,000.
2 Interest income from an affiliated company of the portfolio was $17,000.
3 Includes fiscal 2011 and 2010 short-term gain distributions totaling $220,000 and $2,918,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed net investment income of $3,156,000 and $2,593,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Capital Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.38	$15.04	$12.42	$18.55	$17.06
Investment Operations
Net Investment Income	.154	.156[1]	.125	.150	.142
Net Realized and Unrealized Gain (Loss)
on Investments	(.274)	1.759	3.705	(5.610)	1.918
Total from Investment Operations	(.120)	1.915	3.830	(5.460)	2.060
Distributions
Dividends from Net Investment Income	(.145)	(.135)	(.145)	(.150)	(.132)
Distributions from Realized Capital Gains	(.425)	(.440)	(1.065)	(.520)	(.438)
Total Distributions	(.570)	(.575)	(1.210)	(.670)	(.570)
Net Asset Value, End of Period	$15.69	$16.38	$15.04	$12.42	$18.55

Total Return	–0.93%	13.08%	34.30%	–30.36%	12.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$370	$337	$313	$251	$344
Ratio of Total Expenses to
Average Net Assets	0.42%	0.44%	0.45%	0.42%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.03%	1.05%[1]	0.93%	0.90%	0.86%
Portfolio Turnover Rate	11%	7%	8%	18%	7%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2011, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $61,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	351,056	14,489	—
Temporary Cash Investments	4,358	—	—
Total	355,414	14,489	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2011, the portfolio realized net foreign currency losses of $31,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2011, the portfolio had $3,745,000 of ordinary income and $5,880,000 of long-term capital gains available for distribution. The portfolio realized losses of $3,222,000 during the period from November 1, 2011, through December 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At December 31, 2011, the cost of investment securities for tax purposes was $349,822,000. Net unrealized appreciation of investment securities for tax purposes was $20,081,000, consisting of unrealized gains of $53,041,000 on securities that had risen in value since their purchase and $32,960,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2011, the portfolio purchased $92,173,000 of investment securities and sold $39,613,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	6,641	2,647
Issued in Lieu of Cash Distributions	756	792
Redeemed	(4,392)	(3,702)
Net Increase (Decrease) in Shares Outstanding	3,005	(263)

H. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

11

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Capital Growth Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard Capital
Growth Portfolio, a portfolio of the Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $9,163,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$933.93	$2.00
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
Annuity and Insurance Services > 800-522-5555	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
index are not sponsored, endorsed, or promoted by
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any
	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
fund only if preceded or accompanied by		trademarks of Standard & Poor’s Financial Services
the fund’s current prospectus.	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690CG 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Conservative Allocation Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Conservative Allocation Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Conservative Allocation Portfolio

The new Conservative Allocation Portfolio, along with the Moderate Allocation Portfolio, is the latest addition to the Vanguard Variable Insurance Fund (VVIF) lineup. These balanced portfolios offer fixed stock and bond allocations that are created by investing in broadly diversified index funds and VVIF portfolios.

For the brief period since its October 2011 inception, Vanguard Conservative Allocation Portfolio returned 2.20%, in line with the return of its target index and the average return of competitor funds.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Portfolio made its debut
as stocks bounced back
The Conservative Allocation Portfolio is a “fund of funds,” and pursues its respective stock and bond allocations by investing in a combination of other VVIF portfolios and Vanguard index funds: VVIF Total Bond Market Index Portfolio (60%), VVIF Equity Index Portfolio (23%), Vanguard Total International Stock Index Fund (12%), and Vanguard Extended Market Index Fund (5%).

The improved economic landscape that boosted stocks in the fourth quarter muted the returns for bonds. Still, the VVIF Total Bond Market Index Portfolio returned a respectable 1.64% for the first two-plus months of the Conservative Allocation Portfolio’s operation. Investors, who had sought the safety of U.S. Treasuries when stock market volatility was rampant, favored corporate bonds during this relatively stable period. The slight easing in risk aversion also meant that lower-quality issues generally outperformed higher-quality ones.

Meanwhile, the mostly positive environment for stocks helped the portfolio’s equity holdings. After a tumultuous summer, U.S. stocks rose in the final quarter as record earnings took center stage and the economy appeared to stabilize.

With investors more comfortable accepting the risk that comes with holding mid- and small-capitalization stocks, the Extended Market Index Fund stood out among the underlying funds, returning 5.45% for the period since the portfolio’s inception. Large-cap stocks weren’t far off the pace; the VVIF Equity Index Portfolio returned 4.39%. Serious economic and financial challenges, however, restrained returns of stocks outside the United States, and the Total International Stock Index Fund returned –1.72% for the period.

Appropriate asset mix
key to successful plan
While the Conservative Allocation Portfolio debuted during a time of positive returns for the U.S. bond and stock markets, it’s unreasonable to expect that the environment will always be so favorable. In the months before the portfolio’s launch, the stock market endured a tumultuous summer, and it finished mostly flat for the calendar year. Of course, that tepid result was in contrast to 2008’s plunge as well as the solid climbs of 2009 and 2010. Bonds have enjoyed a historically strong run over the past few years. What’s next for them, or for any type of investment for that matter, is impossible to know.

At Vanguard, we counsel investors to avoid overreacting to either the market’s short-term turmoil or the headlines that inevitably trumpet these gyrations. We believe investors should construct a balanced portfolio of stock, bond, and money market funds that is tailored to their specific goals, time horizon, and risk tolerance. The Conservative Allocation Portfolio, with its broad diversification and low expenses, can be a suitable part of such an investment program.

Total Returns

Total Returns
Since Inception[1]
Vanguard Conservative Allocation Portfolio	2.20%
Conservative Allocation Composite Index[2]	2.32
Variable Insurance Mixed Target Conservative Funds Average[3]	2.05

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 October 19, 2011.
2 Weighted 60% Barclays Capital U.S. Aggregate Float Adjusted Bond Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index. Returns for the MSCI index are adjusted for withholding taxes applicable to Luxembourg holding companies.
3 Derived from data provided by Lipper Inc.

2

Vanguard Conservative Allocation Portfolio

Portfolio Profile
As of December 31, 2011

Total Portfolio Characteristics

Yield[1]	2.8%
Acquired Fund Fees and Expenses[2]	0.20%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	60.1%
Vanguard Variable Insurance Fund
Equity Index Portfolio	22.7
Vanguard Total International Stock Index Fund	12.0
Vanguard Extended Market Index Fund	5.2

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated October 19, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal period ended December 31, 2011, the annualized acquired fund fees and expenses were 0.25%.

3

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Period Total Returns (%): October 19, 2011–December 31, 2011

1 Weighted 60% Barclays Capital U.S. Aggregate Float Adjusted Bond Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index. Returns for the MSCI index are adjusted for withholding taxes applicable to Luxembourg holding companies.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Conservative Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (27.9%)
Vanguard Variable
Insurance Fund—Equity
Index Portfolio	104,387	2,385
Vanguard Extended Market
Index Fund Investor Shares	13,842	545
		2,930
International Stock Fund (12.0%)
Vanguard Total International
Stock Index Fund
Investor Shares	96,886	1,265

Bond Fund (60.1%)
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	508,050	6,315
Total Investment Companies
(Cost $10,492)		10,510
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
1 Vanguard Market
Liquidity Fund, 0.110%
(Cost $101)	100,674	101
Total Investments (101.0%)
(Cost $10,593)		10,611

Market
Value•
($000)
Other Assets and Liabilities (–1.0%)
Other Assets	215
Liabilities	(318)
(103)
Net Assets (100%)
Applicable to 514,212 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,508
Net Asset Value Per Share	$20.44

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	10,436
Undistributed Net Investment Income	37
Accumulated Net Realized Gains	17
Unrealized Appreciation (Depreciation)	18
Net Assets	10,508

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Conservative Allocation Portfolio

Statement of Operations

October 19, 2011[1] to
December 31, 2011
($000)
Investment Income
Income
Income Distributions Received	37
Net Investment Income—Note B	37
Realized Net Gain (Loss) on
Investment Securities Sold	17
Change in Unrealized
Appreciation (Depreciation)
of Investment Securities	18
Net Increase (Decrease) in Net Assets
Resulting from Operations	72

Statement of Changes in Net Assets

October 19, 2011[1] to
December 31, 2011
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37
Realized Net Gain (Loss)	17
Change in Unrealized Appreciation (Depreciation)	18
Net Increase (Decrease) in Net Assets Resulting from Operations	72
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	11,353
Issued in Lieu of Cash Distributions	—
Redeemed	(917)
Net Increase (Decrease) from Capital Share Transactions	10,436
Total Increase (Decrease)	10,508
Net Assets
Beginning of Period	—
End of Period[2]	10,508

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $37,000.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Conservative Allocation Portfolio

Financial Highlights

October 19, 2011[1] to
For a Share Outstanding Throughout the Period	December 31, 2011
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.172[2]
Net Realized and Unrealized Gain (Loss) on Investments	.268
Total from Investment Operations	.440
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$20.44

Total Return	2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	0.75%[3]
Portfolio Turnover Rate	20%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and U.S. Bonds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for its open federal income tax period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

7

Vanguard Conservative Allocation Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended December 31, 2011, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2011, 100% of the market value of the portfolio’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2011, the portfolio had $54,000 of ordinary income available for distribution.

At December 31, 2011, the cost of investment securities for tax purposes was $10,593,000. Net unrealized appreciation of investment securities for tax purposes was $18,000, consisting of unrealized gains of $74,000 on securities that had risen in value since their purchase and $56,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended December 31, 2011, the portfolio purchased $11,622,000 of investment securities and sold $1,147,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

October 19, 2011[1] to
December 31, 2011
Shares
(000)
Issued	560
Issued in Lieu of Cash Distributions	—
Redeemed	(46)
Net Increase (Decrease) in Shares Outstanding	514
1 Inception.

G. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

8

Vanguard Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Conservative Allocation Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period October 19, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by agreement to the underlying ownership records of the Vanguard funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard
Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal period ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 6.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

9

Trustees Approve Advisory Arrangement

Trustees Approve Advisory Arrangement
Effective March 2011, the board of trustees approved the launch of Vanguard Variable Insurance Fund Conservative Allocation Portfolio utilizing an internalized management structure whereby the Vanguard Group, Inc.—through its Quantitative Equity Group—would provide investment advisory services to the portfolio. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the portfolio and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services to be provided to the portfolio and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board determined that, in its management of other Vanguard funds, the Quantitative Equity Group has a track record of consistent performance and disciplined investment processes. Information about the portfolio’s performance since inception can be found in the Performance Summary page of this report.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses will be well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s expense ratio appears in the Financial Statements section.

The board did not consider profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

10

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
Annuity and Insurance Services > 800-522-5555	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
index are not sponsored, endorsed, or promoted by
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any
	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
fund only if preceded or accompanied by		trademarks of Standard & Poor’s Financial Services
the fund’s current prospectus.	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690CA 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Diversified Value Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Diversified Value Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Diversified Value Portfolio

Vanguard Diversified Value Portfolio returned 3.92% in 2011, emerging from the past year’s market tumult in better shape than its benchmark index and its peer group. The portfolio’s relative strength largely reflected one of its hallmarks: an emphasis on stocks with modest valuations and generous dividend yields.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Opportunities in the mundane
During 2011, the Diversified Value Portfolio’s emphasis on mundane but highly profitable businesses that pay generous dividends was in sync with market sentiment, which favored dividend-paying stocks. The portfolio’s 3.92% return was superior to the broad market’s result as well as to the 0.39% return of its narrower, value-oriented benchmark index.

Among the strongly performing stocks that exemplify the portfolio’s preferred investment candidates were its consumer staples holdings, which returned more than 28%. These stocks include tobacco and beverage companies, which tend to earn high, relatively stable profits in good economies and bad. Energy stocks were another source of strength.

The portfolio’s advisor also tends to invest heavily in financial stocks, typically a rich source of dividends. During 2011, the portfolio held roughly 20% of its assets in banks, insurance companies, and other financial companies. These stocks produced negative returns, but they held up better than the benchmark’s financial stocks—a relative, if not absolute, success.

The portfolio’s most notable weak spot was information technology. At one time, Diversified Value held almost no stocks in this sector, which was characterized by rapid growth, high valuations, and a paucity of dividends. As industry leaders have matured, however, the advisor has invested in computer service providers, software makers, and hardware manufacturers. In the past year, the tech sector’s performance was uneven. Consumer-oriented companies such as Apple thrived, while business-oriented giants such as Microsoft struggled. The portfolio was on the wrong side of that divide.

Strong performance
through a tough decade
Over the past decade, the Diversified Value Portfolio’s investment strategy has helped make the most of a tough stock market. The portfolio has returned an average of 5.19% per year, ahead of both its benchmark index and the 2.46% average return of competing funds. Over a decade, a $10,000 initial investment would have grown to almost $16,600 if compounded at the portfolio’s rate of return. The same investment compounded at the peer group’s average rate would be worth about $12,750.

With its low costs and talented advisor, Vanguard Diversified Value Portfolio can play a useful role in a well-diversified annuity program.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Diversified Value Portfolio	3.92%	5.19%
Russell 1000 Value Index	0.39	3.89
Variable Insurance Large-Cap Value Funds Average[1]	–1.77	2.46

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.40%	0.93%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Diversified Value
Portfolio’s expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 3.92% for the 12 months ended December 31, 2011, beating the 0.39% return of the Russell 1000 Value Index.

The investment environment
We are thankful that 2011 is over. Although the year ended with positive returns, there were several times when we questioned how it would turn out. The volatility on many days was amazing— one wondered, “Is the equity market really 3% more or less valuable than it was yesterday?” We even had several days when prices ranged 5%, with almost all stocks moving in the same direction with equal velocity. The underlying concern was the European sovereign-debt situation, especially for those who use the euro as their currency.

A year ago, the conventional wisdom was to invest in emerging markets, stay away from the dollar, avoid U.S. stocks, and own commodities. As it played out, our market was one of the best, in most cases by 20%. The U.S. dollar was a haven in the storm. Corporate earnings reached a new high in the fourth quarter, even though the financial sector did little to contribute.

The final outcome was favorable for defensive companies that have stable demand, report strong financials, and pay dividends. In fact, in this somewhat difficult year, about 75% of our return was from portfolio income.

Our successes and shortfalls
Our stock selection in consumer staples and our overweighting in the sector compared with the benchmark index were the primary contributors to the portfolio’s performance both on its own and relative to the index. Credit goes largely to tobacco stocks Philip Morris, Imperial Tobacco, and Altria, but beverage producer Diageo was another standout in this sector.

Health care stocks also contributed significantly to the portfolio’s results, even though our holdings underperformed the benchmark sector. We enjoyed strong returns from WellPoint, Pfizer, and Bristol-Myers Squibb. Further help came from energy stocks Spectra and ConocoPhillips, along with utilities issues CenterPoint and Dominion Resources.

Information technology and financials continued to drag on both relative and absolute performance. Boosts from IBM and Intel were not sufficient to offset the negative results of Hewlett-Packard, Nokia, and Xerox. In financials, poor performance by Bank of America, Citigroup, J.P. Morgan, and some others overshadowed strong returns from American Express and SLM.

Our portfolio positioning
Although there can be no guarantees, we think our investments have limited exposure to what could be a problem period for the European Union and the euro. The portfolio should participate as financial companies gain a stronger footing and resume reasonable dividend payouts. When individuals start coming back to equities, they should favor those with higher yields. A slowdown in European business might take the pressure off commodities and allow our industrials to prosper.

James P. Barrow, Executive Director
Barrow, Hanley, Mewhinney & Strauss, LLC
January 13, 2012

Significant Portfolio Changes:
Period Ended December 31, 2011

New Positions	Comments
Target	We purchased the stock as a means of low-cost participation
in retail trade, with the expectation that the company’s Canadian operation, currently a drag on earnings, would start adding to them in the next 12 months.

Closed Positions	Comments
Xerox	We began to doubt the company’s earnings turnaround.
Nokia	We sold the stock to escape the pressure of the smartphone
on the rest of the phone business. We expect the company’s dividend to be cut.

Bristol-Myers Squibb	The stock reached what we feel was fair value on 2013 expected earnings.

3

Vanguard Diversified Value Portfolio

Portfolio Profile
As of December 31, 2011

Portfolio Characteristics
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	48	656	3,745
Median Market Cap	$54.5B	$36.2B	$31.3B
Price/Earnings Ratio	12.4x	13.3x	15.0x
Price/Book Ratio	1.8x	1.5x	2.1x
Yield[3]	2.6%	2.6%	2.0%
Return on Equity	21.4%	13.6%	19.0%
Earnings Growth Rate	1.0%	0.2%	7.1%
Foreign Holdings	7.7%	0.0%	0.0%
Turnover Rate	14%	—	—
Expense Ratio[4]	0.40%	—	—
Short-Term Reserves	0.8%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.97		0.96
Beta	0.92		0.98

Sector Diversification (% of equity exposure)
	Comparative Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	5.6%	8.9%	12.2%
Consumer Staples	13.6	8.2	10.6
Energy	12.7	12.3	10.8
Financials	20.1	24.3	15.0
Health Care	14.1	12.9	11.4
Industrials	13.7	9.2	11.1
Information Technology	8.3	8.9	18.7
Materials	0.4	2.7	4.1
Telecommunication
Services	4.6	4.8	2.5
Utilities	6.9	7.8	3.6

Ten Largest Holdings[5] (% of total net assets)

Philip Morris
International Inc.	Tobacco	4.7%
ConocoPhillips	Integrated Oil
	& Gas	4.0
International Business	IT Consulting &
Machines Corp.	Other Services	3.7
Occidental	Integrated Oil
Petroleum Corp.	& Gas	3.6
Spectra Energy Corp.	Oil & Gas Storage
	& Transportation	3.5
American Express Co.	Consumer Finance	3.5
Pfizer Inc.	Pharmaceuticals	3.5
Imperial Tobacco
Group plc ADR	Tobacco	3.1
Diageo plc ADR	Distillers &
	Vintners	3.1
Cooper Industries plc	Electrical
	Components &
	Equipment	3.1
Top Ten		35.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Diversified Value Portfolio’s expense ratio was 0.39%.
5 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
Diversified Value Portfolio	3.92%	–0.87%	5.19%	$16,586
Dow Jones U.S. Total Stock Market Index	0.52	0.28	3.90	14,657
Russell 1000 Value Index	0.39	–2.64	3.89	14,652
Variable Insurance Large-Cap Value
Funds Average[1]	–1.77	–2.46	2.46	12,745

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.7%)
Consumer Discretionary (5.6%)
Carnival Corp.	471,700	15,396
CBS Corp. Class B	324,600	8,810
Service Corp. International	820,000	8,733
Target Corp.	160,000	8,195
		41,134
Consumer Staples (13.6%)
Philip Morris
International Inc.	438,300	34,398
Imperial Tobacco Group
plc ADR	305,100	23,032
Diageo plc ADR	263,200	23,009
Altria Group Inc.	440,300	13,055
CVS Caremark Corp.	139,000	5,668
		99,162
Energy (12.6%)
ConocoPhillips	406,844	29,647
Occidental Petroleum Corp.	284,600	26,667
Spectra Energy Corp.	836,200	25,713
Marathon Oil Corp.	227,800	6,667
Marathon Petroleum Corp.	113,900	3,792
		92,486
Financials (19.9%)
American Express Co.	541,100	25,524
PNC Financial Services
Group Inc.	379,972	21,913
Wells Fargo & Co.	749,100	20,645
JPMorgan Chase & Co.	555,950	18,485
Capital One Financial Corp.	324,000	13,702
XL Group plc Class A	501,000	9,905
SLM Corp.	732,100	9,810
State Street Corp.	241,700	9,743
Bank of America Corp.	1,466,146	8,152
Citigroup Inc.	292,430	7,694
		145,573
Health Care (14.0%)
Pfizer Inc.	1,172,614	25,375
Baxter International Inc.	432,900	21,420
Johnson & Johnson	323,900	21,241
Medtronic Inc.	539,200	20,625
WellPoint Inc.	211,400	14,005
		102,666

		Market
		Value•
	Shares	($000)
Industrials (13.7%)
Cooper Industries plc	423,000	22,906
Raytheon Co.	401,700	19,434
General Electric Co.	1,043,400	18,687
Honeywell
International Inc.	287,000	15,599
Illinois Tool Works Inc.	231,000	10,790
Xylem Inc.	287,000	7,373
ITT Corp.	143,500	2,774
Exelis Inc.	287,000	2,597
		100,160
Information Technology (8.3%)
International Business
Machines Corp.	147,500	27,122
Microsoft Corp.	761,700	19,774
Intel Corp.	361,100	8,757
Hewlett-Packard Co.	203,900	5,252
		60,905
Materials (0.5%)
EI du Pont de
Nemours & Co.	70,200	3,214

Telecommunication Services (4.6%)
AT&T Inc.	492,327	14,888
Vodafone Group plc ADR	361,800	10,141
Verizon
Communications Inc.	216,560	8,689
		33,718
Utilities (6.9%)
Dominion Resources Inc.	344,000	18,259
CenterPoint Energy Inc.	885,100	17,782
Entergy Corp.	197,700	14,442
		50,483
Total Common Stocks
(Cost $748,938)		729,501
Temporary Cash Investment (0.8%)

		Market
		Value•
	Shares	($000)
Money Market Fund (0.8%)
1 Vanguard Market
Liquidity Fund, 0.110%
(Cost $5,875)	5,875,152	5,875
Total Investments (100.5%)
(Cost $754,813)		735,376
Other Assets and Liabilities (–0.5%)
Other Assets		2,241
Liabilities		(5,566)
		(3,325)
Net Assets (100%)
Applicable to 58,257,390 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		732,051
Net Asset Value Per Share		$12.57

At December 31, 2011, net assets consisted of:
		Amount
		($000)
Paid-in Capital		775,707
Undistributed Net Investment Income		16,707
Accumulated Net Realized Losses		(40,926)
Unrealized Appreciation (Depreciation)		(19,437)
Net Assets		732,051

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends	21,267
Interest[1]	33
Security Lending	73
Total Income	21,373
Expenses
Investment Advisory Fees—Note B
Basic Fee	957
Performance Adjustment	(71)
The Vanguard Group—Note C
Management and Administrative	1,833
Marketing and Distribution	168
Custodian Fees	17
Auditing Fees	25
Shareholders’ Reports	21
Trustees’ Fees and Expenses	2
Total Expenses	2,952
Net Investment Income	18,421
Realized Net Gain (Loss) on
Investment Securities Sold	9,854
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(228)
Net Increase (Decrease) in Net Assets
Resulting from Operations	28,047

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,421	15,531
Realized Net Gain (Loss)	9,854	4,821
Change in Unrealized Appreciation (Depreciation)	(228)	44,301
Net Increase (Decrease) in Net Assets Resulting from Operations	28,047	64,653
Distributions
Net Investment Income	(15,585)	(18,016)
Realized Capital Gain	—	—
Total Distributions	(15,585)	(18,016)
Capital Share Transactions
Issued	78,332	87,325
Issued in Lieu of Cash Distributions	15,585	18,016
Redeemed	(145,602)	(99,148)
Net Increase (Decrease) from Capital Share Transactions	(51,685)	6,193
Total Increase (Decrease)	(39,223)	52,830
Net Assets
Beginning of Period	771,274	718,444
End of Period[2]	732,051	771,274

1 Interest income from an affiliated company of the portfolio was $33,000.
2 Net Assets—End of Period includes undistributed net investment income of $16,707,000 and $13,871,000.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Diversified Value Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.33	$11.55	$9.57	$16.33	$16.53
Investment Operations
Net Investment Income	.315	.249	.303	.410	.360
Net Realized and Unrealized Gain (Loss)
on Investments	.175	.821	2.097	(5.960)	.280
Total from Investment Operations	.490	1.070	2.400	(5.550)	.640
Distributions
Dividends from Net Investment Income	(.250)	(.290)	(.420)	(.390)	(.310)
Distributions from Realized Capital Gains	—	—	—	(.820)	(.530)
Total Distributions	(.250)	(.290)	(.420)	(1.210)	(.840)
Net Asset Value, End of Period	$12.57	$12.33	$11.55	$9.57	$16.33

Total Return	3.92%	9.33%	26.92%	–36.14%	3.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$732	$771	$718	$594	$1,030
Ratio of Total Expenses to
Average Net Assets[1]	0.39%	0.40%	0.42%	0.37%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.41%	2.15%	2.95%	3.05%	2.24%
Portfolio Turnover Rate	14%	12%	24%	15%	21%
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.01%), (0.02%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the year ended December 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $71,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $119,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2011, 100% of the market value of the portfolio’s investments was based on Level 1 inputs.

9

Vanguard Diversified Value Portfolio

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2011, the portfolio had $18,181,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $40,898,000 to offset future net capital gains of $21,027,000 through December 31, 2016, $6,738,000 through December 31, 2017, and $13,133,000 through December 31, 2018.

At December 31, 2011, the cost of investment securities for tax purposes was $754,813,000. Net unrealized depreciation of investment securities for tax purposes was $19,437,000, consisting of unrealized gains of $120,108,000 on securities that had risen in value since their purchase and $139,545,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2011, the portfolio purchased $101,700,000 of investment securities and sold $133,857,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	6,236	7,535
Issued in Lieu of Cash Distributions	1,206	1,501
Redeemed	(11,716)	(8,705)
Net Increase (Decrease) in Shares Outstanding	(4,274)	331

H. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

10

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Diversified Value Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard
Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 94.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

11

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$966.92	$1.83
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q690DV 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Equity Income Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Equity Income Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still asinvestors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Equity Income Portfolio

Dividend-paying stocks were a bright spot in the past year’s troubled market. Vanguard Equity Income Portfolio captured much of the bounty, returning 10.27%. The FTSE High Dividend Yield Index returned 10.65%, while the average return of the portfolio’s peer group was just 1.06%.

At year-end, the portfolio’s 30-day SEC yield stood at 2.84%. For comparison, this was about 1.3 percentage points higher than the yield of Vanguard Total Stock Market Index Portfolio, which reflects U.S. stocks in aggregate.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Dividends found favor
in a nervous market
During 2011, as interest rates tumbled and economic and political drama reverberated through the financial markets, investors bid up high-yielding stocks. With its customary emphasis on financially strong companies that offer above-market dividend yields, the Equity Income Portfolio was in the right place at the right time.

Consumer staples stocks, traditionally a rich source of dividend income, were among the best performers. In addition to dividends, these stocks also delivered strong price appreciation. The food processors and household-product makers that dominate the sector often find investor favor in tough economic times. Consumer discretionary stocks, such as retailers and restaurants, also rallied, with the portfolio’s selections topping the return from the same sector in the benchmark index.

Energy stocks also delivered impressive gains. Although oil prices have pulled back from their early 2011 highs, they still hover near $100 a barrel. (A decade ago, they were closer to $30 in current dollars.) The elevated prices have provided sizable profits and supported generous dividend payouts by the integrated oil giants.

Weak spots in the portfolio were few, though it held some subpar performers in the industrial, utilities, and health care sectors. These laggards explained much of the portfolio’s modest shortfall relative to its index.

Recent strength suggests a caution
Compared with the broad stock market, high-yielding stocks have been a success story over the past decade, too. For the ten years ended December 31, Vanguard Equity Income Portfolio returned an average of 5.01% per year, while the Dow Jones U.S. Total Stock Market Index returned 3.90%. The portfolio’s return trailed that of its benchmark index but led the average return of competing funds.

A caution: High-yield stocks have recently received a lot of media attention. They’re sometimes presented as an alternative to low-yielding bond and money market funds. But dividend-paying stocks are not bonds. They remain subject to the stock market’s much greater risks. With its low costs and talented advisors, Vanguard Equity Income Portfolio can play a useful role in a well-diversified annuity program, but it would be a mistake to treat the portfolio as a fixed-income alternative.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Equity Income Portfolio	10.27%	5.01%
Spliced Equity Income Index[1]	10.65	5.51
Variable Insurance Equity Income Funds Average[2]	1.06	3.47

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.35%	0.88%

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Equity Income Portfolio’s expense ratio was 0.33%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Equity Income Portfolio

Advisors’ Report

For the 12 months ended December 31, 2011, the Equity Income Portfolio returned 10.27%. The FTSE High Dividend Yield Index returned 10.65%, and peer funds returned an average of 1.06%. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during 2011 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on January 13, 2012.

Wellington Management
Company, LLP

Portfolio Manager:
W. Michael Reckmeyer, III, CFA,
Senior Vice President

The markets experienced significant volatility in 2011, caused by numerous uncertainties including sovereign-debt levels across most developed economies, undercapitalization of European banks, and the pace of economic growth across the globe. While these risks remain as we enter 2012, we face additional question marks such as rising tensions in the Middle East, the outcome of the U.S. presidential election, and resolution of the U.S. deficit crisis.

However, U.S. corporations are better positioned than in the past to navigate through these macroeconomic challenges because of strong balance sheets, lean cost structures, and high levels of profitability, bright spots reflected in the strong performance of our stock holdings during the past 12 months. Additionally, price/earnings multiples have fallen as a result of all the uncertainties, resulting in more compelling stock valuations.

The pace of economic growth in the United States appears to be greater than expected, with the U.S. economy among the strongest globally. Consumer spending has remained resilient, and capital spending has been strong, which has helped job creation to surpass expectations. We remain cautiously optimistic that the pace of economic activity will continue, albeit at a slower-than-normal recovery rate.

The European economy is likely facing a recession as nations there struggle with austerity programs. Banks are deleveraging as they try to boost their capital, but the weakening economy impedes progress.

China’s growth is slowing as a result of its government’s efforts to stem speculation in the housing sector. Although we believe that a soft landing is likely, risk still exists.

Our largest purchases over the past 12 months included energy producers Royal Dutch Shell and Exxon Mobil, retailer Lowe’s, telecommunications provider Vodafone, and consumer staples manufacturer Procter & Gamble. Our largest sales included stocks that reached or approached our target prices, such as Nordstrom, Genuine Parts, Toronto-Dominion Bank, and PPG Industries, as well as Total SA, which we sold because of eroding fundamentals.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

What a contrast between the first half of the fiscal year and the most recent six months. When we reported to you at the halfway point, U.S. equities seemed to be in the midst of a rally. However, during the second half, the stock market turned south.

Driving the pullback were the continued worries of a weak U.S. economy, a lack of progress in addressing our deficit and debt issues, and the unresolved European sovereign-debt crisis. Investors will

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	356	Employs a fundamental approach to identify desirable
Company, llp			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	33	186	Uses quantitative management, making the primary
Equity Group			assessment of a company’s future prospects by
			evaluating its current valuation characteristics, market
			sentiment, and earnings quality.
Cash Investments	4	21	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

3

Vanguard Equity Income Portfolio

probably remain cautious until they see progress by U.S. and European leaders in tackling these difficult problems.

Stocks providing above-average yields, the focus of your investment in the Equity Income Portfolio, came in ahead of the broad market by about 9%, led by the returns of utility, consumer discretionary, and energy companies. Financials and materials lagged in this context.

Although overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. Our process includes several unrelated components: valuation, which measures the price we pay for earnings and cash flows; growth, which considers the growth of earnings in relation to how much we pay for them; management decisions, which looks at the actions taken by company executives who, privy to better knowledge of a company’s prospects and earnings than any market participant, signal their opinions of a firm’s future; market sentiment, which captures how investors reflect their opinions of a company through their activity in the market; and quality, which measures balance-sheet strength and the sustainability of earnings.

For the fiscal year, most of our stock selection models were effective in identifying the outperformers. Our market sentiment and quality indicators were the most successful, while the management-decisions indicator lagged.

Our stock selection results were positive in seven of ten sectors, negative in two, and neutral in one. Consumer staples, consumer discretionary, and financial selections were most effective. In the consumer category, Herbalife, Limited Brands, VF Corporation, and Polaris Industries contributed the most to our relative returns. RLI was a top performer in financials. Results were disappointing in industrials and technology: Eaton Corp. and Applied Materials did not perform as expected.

Although we cannot predict how political or economic events will affect the markets, we are confident that stocks can have worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part in a diversified investment plan. We thank you for your investment and look forward to the coming year.

4

Vanguard Equity Income Portfolio

Portfolio Profile
As of December 31, 2011

Portfolio Characteristics
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	138	439	3,745
Median Market Cap	$67.2B	$87.4B	$31.3B
Price/Earnings Ratio	13.0x	13.2x	15.0x
Price/Book Ratio	2.1x	2.1x	2.1x
Yield[3]	2.8%	3.4%	2.0%
Return on Equity	20.4%	21.2%	19.0%
Earnings Growth Rate	1.8%	2.5%	7.1%
Foreign Holdings	5.1%	0.0%	0.0%
Turnover Rate	27%	—	—
Expense Ratio[4]	0.35%	—	—
Short-Term Reserves	3.1%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.99		0.92
Beta	0.93		0.91

Sector Diversification (% of equity exposure)
	Comparative Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	6.6%	5.8%	12.2%
Consumer Staples	17.3	19.8	10.6
Energy	14.0	13.5	10.8
Financials	11.6	9.5	15.0
Health Care	12.6	12.6	11.4
Industrials	13.1	12.0	11.1
Information Technology	9.2	8.5	18.7
Materials	3.8	3.9	4.1
Telecommunication
Services	4.7	5.6	2.5
Utilities	7.1	8.8	3.6

Ten Largest Holdings[5] (% of total net assets)

Exxon Mobil Corp.	Integrated Oil
	& Gas	4.7%
Chevron Corp.	Integrated Oil
	& Gas	4.1
Pfizer Inc.	Pharmaceuticals	3.3
Johnson & Johnson	Pharmaceuticals	3.1
Merck & Co. Inc.	Pharmaceuticals	3.0
AT&T Inc.	Integrated
	Telecommunication
	Services	3.0
Philip Morris
International Inc.	Tobacco	2.7
Microsoft Corp.	Systems Software	2.7
General Electric Co.	Industrial
	Conglomerates	2.6
Intel Corp.	Semiconductors	2.4
Top Ten		31.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Equity Income Portfolio’s expense ratio was 0.33%.
5 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	10.27%	1.30%	5.01%	$16,303
Dow Jones U.S. Total Stock Market Index	0.52	0.28	3.90	14,657
Spliced Equity Income Index[1]	10.65	0.42	5.51	17,100
Variable Insurance Equity Income
Funds Average[2]	1.06	–1.30	3.47	14,067

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.1%)[1]
Consumer Discretionary (6.2%)
Home Depot Inc.	284,300	11,952
McDonald’s Corp.	87,596	8,788
Lowe’s Cos. Inc.	205,600	5,218
Mattel Inc.	108,500	3,012
Time Warner Cable Inc.	24,800	1,577
Brinker International Inc.	39,600	1,060
Foot Locker Inc.	42,400	1,011
Limited Brands Inc.	23,150	934
Polaris Industries Inc.	12,500	700
Time Warner Inc.	10,200	369
Weight Watchers
International Inc.	3,500	192
		34,813
Consumer Staples (16.7%)
Philip Morris
International Inc.	195,773	15,364
PepsiCo Inc.	143,200	9,501
Kraft Foods Inc.	241,052	9,006
Procter & Gamble Co.	121,100	8,079
Kimberly-Clark Corp.	90,660	6,669
Unilever NV	190,900	6,561
Altria Group Inc.	212,780	6,309
General Mills Inc.	155,000	6,263
Sysco Corp.	200,600	5,884
Wal-Mart Stores Inc.	69,585	4,158
Coca-Cola Co.	58,012	4,059
Imperial Tobacco Group plc	53,506	2,025
Reynolds American Inc.	36,800	1,524
Lorillard Inc.	12,400	1,414
Dr Pepper Snapple
Group Inc.	30,700	1,212
Clorox Co.	16,600	1,105
SUPERVALU Inc.	130,700	1,061
Hershey Co.	15,500	958
Safeway Inc.	33,600	707
Walgreen Co.	18,500	612
Herbalife Ltd.	11,200	579
Universal Corp.	12,074	555
Colgate-Palmolive Co.	5,200	480
B&G Foods Inc. Class A	12,400	298
		94,383
Energy (13.3%)
Exxon Mobil Corp.	310,000	26,276
Chevron Corp.	218,200	23,217
ConocoPhillips	137,220	9,999
Royal Dutch Shell plc
Class B	218,419	8,308
Occidental Petroleum Corp.	67,600	6,334
Marathon Oil Corp.	35,850	1,049
		75,183

		Market
		Value•
	Shares	($000)
Exchange-Traded Fund (1.0%)
2 Vanguard Value ETF	104,300	5,475

Financials (10.9%)
Marsh &
McLennan Cos. Inc.	316,100	9,995
JPMorgan Chase & Co.	298,400	9,922
ACE Ltd.	97,800	6,858
Chubb Corp.	95,760	6,628
PNC Financial Services
Group Inc.	92,600	5,340
BlackRock Inc.	29,500	5,258
Wells Fargo & Co.	140,700	3,878
M&T Bank Corp.	43,300	3,306
Swiss Re AG	45,773	2,327
Aflac Inc.	36,500	1,579
Fifth Third Bancorp	103,500	1,316
Erie Indemnity Co. Class A	14,000	1,094
American National
Insurance Co.	11,500	840
Ameriprise Financial Inc.	15,700	779
American Express Co.	14,800	698
1st Source Corp.	19,200	486
BB&T Corp.	15,800	398
BOK Financial Corp.	5,700	313
WesBanco Inc.	11,893	232
		61,247
Health Care (12.0%)
Pfizer Inc.	864,428	18,706
Johnson & Johnson	267,786	17,561
Merck & Co. Inc.	453,974	17,115
AstraZeneca plc ADR	97,200	4,499
Bristol-Myers Squibb Co.	83,160	2,931
Eli Lilly & Co.	60,520	2,515
Abbott Laboratories	30,000	1,687
Baxter International Inc.	33,100	1,638
Cardinal Health Inc.	10,800	439
Medtronic Inc.	8,100	310
		67,401
Industrials (12.6%)
General Electric Co.	814,352	14,585
3M Co.	122,000	9,971
Tyco International Ltd.	154,500	7,217
Stanley Black & Decker Inc.	86,800	5,868
Illinois Tool Works Inc.	103,400	4,830
Eaton Corp.	105,900	4,610
Waste Management Inc.	103,700	3,392
Lockheed Martin Corp.	34,000	2,751
Republic Services Inc.
Class A	87,800	2,419
United Technologies Corp.	28,400	2,076
Honeywell International Inc.	32,500	1,766
Northrop Grumman Corp.	24,368	1,425
General Dynamics Corp.	21,100	1,401

		Market
		Value•
	Shares	($000)
Schneider Electric SA	22,947	1,200
Iron Mountain Inc.	36,000	1,109
PACCAR Inc.	29,100	1,090
Norfolk Southern Corp.	14,900	1,086
Caterpillar Inc.	11,000	997
Pitney Bowes Inc.	47,900	888
United Parcel Service Inc.
Class B	10,100	739
Boeing Co.	9,100	667
L-3 Communications
Holdings Inc.	8,500	567
Emerson Electric Co.	4,000	186
Parker Hannifin Corp.	1,200	91
		70,931
Information Technology (8.5%)
Microsoft Corp.	580,700	15,075
Intel Corp.	564,900	13,699
Analog Devices Inc.	187,000	6,691
Maxim Integrated
Products Inc.	164,400	4,281
Xilinx Inc.	110,800	3,552
Accenture plc Class A	36,200	1,927
Molex Inc. Class A	49,200	973
Applied Materials Inc.	76,100	815
KLA-Tencor Corp.	16,300	786
		47,799
Materials (3.6%)
Nucor Corp.	120,300	4,760
Sherwin-Williams Co.	42,100	3,758
EI du Pont de
Nemours & Co.	75,191	3,442
Dow Chemical Co.	103,100	2,965
International Paper Co.	46,200	1,368
PPG Industries Inc.	16,000	1,336
Eastman Chemical Co.	27,360	1,069
Innophos Holdings Inc.	20,700	1,005
Packaging Corp. of America	25,000	631
Freeport-McMoRan
Copper & Gold Inc.	1,200	44
		20,378
Telecommunication Services (4.5%)
AT&T Inc.	558,560	16,891
Verizon
Communications Inc.	114,202	4,582
Vodafone Group plc ADR	132,400	3,711
		25,184
Utilities (6.8%)
Xcel Energy Inc.	162,700	4,497
American Electric
Power Co. Inc.	107,700	4,449
UGI Corp.	139,000	4,087
Northeast Utilities	90,600	3,268
NextEra Energy Inc.	51,740	3,150
PG&E Corp.	59,700	2,461
Duke Energy Corp.	85,500	1,881
Consolidated Edison Inc.	24,500	1,520
Entergy Corp.	18,900	1,381
Dominion Resources Inc.	25,350	1,346
CenterPoint Energy Inc.	60,100	1,207
DTE Energy Co.	22,100	1,203
CMS Energy Corp.	53,600	1,183
Ameren Corp.	35,600	1,179
NiSource Inc.	49,500	1,179
TECO Energy Inc.	54,300	1,039
PPL Corp.	32,000	941

7

Vanguard Equity Income Portfolio

			Market
			Value•
		Shares	($000)
	Pinnacle West Capital Corp.	17,500	843
	Cleco Corp.	15,700	598
	NorthWestern Corp.	13,177	472
	Alliant Energy Corp.	6,900	304
	Southern Co.	4,900	227
			38,415
Total Common Stocks
(Cost $491,377)			541,209
Temporary Cash Investments (5.9%)[1]
Money Market Fund (4.5%)
3	Vanguard Market
	Liquidity Fund,
	0.110%	25,348,110	25,348

		Face
		Amount
		($000)
Repurchase Agreement (0.9%)
	UBS Securities LLC
	0.040%, 1/3/12
	(Dated 12/31/11,
	Repurchase Value
	$5,300,000, collateralized
	by Federal National
	Mortgage Assn., 3.500%,
	12/1/26)	5,300	5,300

U.S. Government and Agency Obligations (0.5%)
[4,5]	Fannie Mae
	Discount Notes,
	0.040%, 4/24/12	100	100
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.025%, 3/14/12	100	100
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.025%, 3/23/12	2,200	2,200
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.040%, 4/16/12	200	200
[4,5]	Freddie Mac
	Discount Notes,
	0.100%, 1/12/12	100	100
[4,5]	Freddie Mac
	Discount Notes,
	0.040%, 2/17/12	100	100
			2,800
Total Temporary Cash Investments
(Cost $33,448)			33,448
Total Investments (102.0%)
(Cost $524,825)			574,657

Market
Value•
($000)
Other Assets and Liabilities (–2.0%)
Other Assets	2,081
Liabilities	(13,546)
(11,465)
Net Assets (100%)
Applicable to 35,360,835 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	563,192
Net Asset Value Per Share	$15.93

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	551,029
Undistributed Net Investment Income	13,870
Accumulated Net Realized Losses	(51,812)
Unrealized Appreciation (Depreciation)
Investment Securities	49,832
Futures Contracts	272
Foreign Currencies	1
Net Assets	563,192

• See Note A in Notes to Financial Statements.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.8% and 3.2%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $2,699,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	16,585
Interest[1]	29
Security Lending	9
Total Income	16,623
Expenses
Investment Advisory Fees—Note B
Basic Fee	471
Performance Adjustment	49
The Vanguard Group—Note C
Management and Administrative	989
Marketing and Distribution	93
Custodian Fees	38
Auditing Fees	29
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	1,691
Net Investment Income	14,932
Realized Net Gain (Loss)
Investment Securities Sold[1]	14,282
Futures Contracts	932
Foreign Currencies	2
Realized Net Gain (Loss)	15,216
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	20,869
Futures Contracts	270
Foreign Currencies	1
Change in Unrealized Appreciation
(Depreciation)	21,140
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,288

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,932	11,858
Realized Net Gain (Loss)	15,216	10,375
Change in Unrealized Appreciation (Depreciation)	21,140	37,472
Net Increase (Decrease) in Net Assets Resulting from Operations	51,288	59,705
Distributions
Net Investment Income	(11,655)	(12,077)
Realized Capital Gain	—	—
Total Distributions	(11,655)	(12,077)
Capital Share Transactions
Issued	92,532	63,025
Issued in Lieu of Cash Distributions	11,655	12,077
Redeemed	(55,066)	(57,451)
Net Increase (Decrease) from Capital Share Transactions	49,121	17,651
Total Increase (Decrease)	88,754	65,279
Net Assets
Beginning of Period	474,438	409,159
End of Period[3]	563,192	474,438

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $146,000, $20,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $44,000.
3 Net Assets—End of Period includes undistributed net investment income of $13,870,000 and $10,591,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Income Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.78	$13.26	$12.08	$19.79	$20.81
Investment Operations
Net Investment Income	.417	.374	.414	.590	.570
Net Realized and Unrealized Gain (Loss)
on Investments	1.088	1.540	1.401	(6.190)	.320
Total from Investment Operations	1.505	1.914	1.815	(5.600)	.890
Distributions
Dividends from Net Investment Income	(.355)	(.394)	(.600)	(.600)	(.520)
Distributions from Realized Capital Gains	—	—	(.035)	(1.510)	(1.390)
Total Distributions	(.355)	(.394)	(.635)	(2.110)	(1.910)
Net Asset Value, End of Period	$15.93	$14.78	$13.26	$12.08	$19.79

Total Return	10.27%	14.71%	16.77%	–30.91%	4.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$563	$474	$409	$381	$601
Ratio of Total Expenses to
Average Net Assets[1]	0.33%	0.35%	0.35%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.92%	2.82%	3.36%	3.65%	2.79%
Portfolio Turnover Rate	27%	40%	56%	60%	61%
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.01%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The portfolio invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

11

Vanguard Equity Income Portfolio

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income Average for periods prior to April 1, 2008, and the FTSE High Dividend Yield Index, beginning April 1, 2008. The benchmark change was fully phased in as of March 2011.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $155,000 for the year ended December 31, 2011.

For the year ended December 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $49,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $88,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	527,349	13,860	—
Temporary Cash Investments	25,348	8,100	—
Futures Contracts—Liabilities[1]	(60)	—	—
Total	552,637	21,960	—
1 Represents variation margin on the last day of the reporting period.

12

Vanguard Equity Income Portfolio

E. At December 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2012	244	15,282	266
S&P 500 Index	March 2012	1	313	6

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2011, the portfolio realized net foreign currency gains of $2,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2011, the portfolio had $14,894,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $51,535,000 to offset future net capital gains through December 31, 2017.

At December 31, 2011, the cost of investment securities for tax purposes was $524,849,000. Net unrealized appreciation of investment securities for tax purposes was $49,808,000, consisting of unrealized gains of $71,664,000 on securities that had risen in value since their purchase and $21,856,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2011, the portfolio purchased $173,946,000 of investment securities and sold $132,235,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	6,123	4,616
Issued in Lieu of Cash Distributions	757	893
Redeemed	(3,627)	(4,251)
Net Increase (Decrease) in Shares Outstanding	3,253	1,258

I. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

13

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Equity Income Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Income Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

14

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,015.94	$1.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.59	1.63

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
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Q690EQINC 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Equity Index Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Equity Index Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Equity Index Portfolio

The U.S. stock market’s strong start and finish bookended a summer filled with volatility. For all its ups and downs during the year, the market wasn’t far from the starting line when the circuit was finished. For the fiscal year ended December 31, 2011, Vanguard Equity Index Portfolio returned 1.93%, a result that was in line with the return of its target index and about 3 percentage points ahead of the average return of competitor funds.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks traced a jagged path
en route to small returns
After two straight years of double-digit gains following the financial crisis, the broad U.S. stock market opened 2011 on an optimistic note. The economy seemed to be slowly improving, and companies continued to post solid earnings. Even Japan’s earthquake and nuclear disaster didn’t keep U.S. stocks down.

However, a springtime slump deteriorated into a tumultuous summer as Europe’s debt crisis, the U.S. debt ceiling debate, and negative economic news grabbed investors’ attention. In the year’s final quarter, stocks soared again as record earnings took center stage and the economy appeared to be stabilizing. When all was said and done, U.S. stocks finished the year just about where they started. While large-capitalization stocks––which make up the Equity Index Portfolio—turned in a lackluster performance, they surpassed the returns of mid- and small-cap stocks. Large-cap growth stocks outpaced their value counterparts for the period.

Not surprisingly, the industry sectors that performed the best were defensively oriented: consumer staples, health care, and utilities. In addition to providing products and services that are considered necessities, all three sectors offer relatively high dividend yields. Tobacco companies, pharmaceutical firms, and electric utilities were the bright spots within these sectors.

On the other end of the spectrum, financial stocks weighed the most on the portfolio’s return. Financial services companies and investment banks were affected by regulatory pressures, mortgage-related problems, and Europe’s debt crisis. The materials sector was another source of trouble, as the commodity outlook weighed on returns.

Portfolio characterized by
effective index tracking
Over the past decade, Vanguard Equity Index Portfolio recorded an average annualreturn of 2.84%. The portfolio has met its objective of closely tracking its benchmark index—a challenging feat in a volatile stock market environment.

Such a performance is a tribute to Vanguard Quantitative Equity Group, the portfolio’s advisor, whose decades of index-tracking experience and sophisticated portfolio construction and management techniques have helped investors capture as much as possible of the returns produced by the broad market.

Broad exposure to large-cap stocks
can help balance out your plan
Volatility characterized the stock markets in 2011, reminiscent of the turmoil of 2008. This year’s tepid result was in contrast to both the plunge of 2008 and the solid climbs of 2009 and 2010. Of course, it’s impossible to gauge the temperament of the markets from year to year in advance.

At Vanguard, we counsel investors to avoid overreacting to either the market’s short-term turmoil or the headlines that inevitably trumpet these gyrations. We believe investors should construct a balanced portfolio of stock, bond, and money market funds that is tailored to their specific goals, time horizon, and risk tolerance. The Equity Index Portfolio, with its broad exposure to U.S. large-cap stocks and rock-bottom expenses, can be a suitable part of such an investment program.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Equity Index Portfolio	1.93%	2.84%
S&P 500 Index	2.11	2.92
Variable Insurance Large-Cap Core Funds Average[1]	–1.08	1.72

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.19%	0.90%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the portfolio’s expense ratio was 0.17%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2011

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	502	500	3,745
Median Market Cap	$52.0B	$52.0B	$31.3B
Price/Earnings Ratio	14.2x	14.1x	15.0x
Price/Book Ratio	2.1x	2.1x	2.1x
Yield[3]	2.1%	2.2%	2.0%
Return on Equity	20.8%	20.6%	19.0%
Earnings Growth Rate	7.4%	7.4%	7.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Expense Ratio[4]	0.19%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00		0.99
Beta	1.00		0.97

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	10.7%	10.7%	12.2%
Consumer Staples	11.5	11.5	10.6
Energy	12.3	12.3	10.8
Financials	13.6	13.6	15.0
Health Care	11.9	11.8	11.4
Industrials	10.7	10.7	11.1
Information Technology	18.9	19.0	18.7
Materials	3.5	3.5	4.1
Telecommunication
Services	3.0	3.0	2.5
Utilities	3.9	3.9	3.6

Ten Largest Holdings[5] (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	3.6%
Apple Inc.	Computer Hardware	3.3
International Business	IT Consulting
Machines Corp.	& Other Services	1.9
Chevron Corp.	Integrated Oil & Gas	1.9
Microsoft Corp.	Systems Software	1.7
General Electric Co.	Industrial
	Conglomerates	1.7
Procter & Gamble Co.	Household Products	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6
Johnson & Johnson	Pharmaceuticals	1.6
Pfizer Inc.	Pharmaceuticals	1.5
Top Ten		20.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the expense ratio was 0.17%.
5 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	1.93%	–0.32%	2.84%	$13,234
Dow Jones U.S. Total Stock Market Index	0.52	0.28	3.90	14,657
S&P 500 Index	2.11	–0.25	2.92	13,335
Variable Insurance Large-Cap
Core Funds Average[1]	–1.08	–1.13	1.72	11,858

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.6%)
	McDonald’s Corp.	191,224	19,185
	Walt Disney Co.	335,683	12,588
	Home Depot Inc.	288,105	12,112
*	Amazon.com Inc.	67,993	11,770
	Comcast Corp. Class A	482,221	11,433
*	Ford Motor Co.	710,098	7,641
	News Corp. Class A	409,792	7,311
	Time Warner Inc.	187,050	6,760
	NIKE Inc. Class B	69,380	6,686
	Target Corp.	125,325	6,419
	Starbucks Corp.	139,322	6,410
	Lowe’s Cos. Inc.	234,122	5,942
*	DIRECTV Class A	131,923	5,641
	Yum! Brands Inc.	85,859	5,067
	Viacom Inc. Class B	103,247	4,688
	TJX Cos. Inc.	70,423	4,546
*	priceline.com Inc.	9,281	4,341
	Johnson Controls Inc.	126,853	3,965
	Time Warner Cable Inc.	59,707	3,796
	Coach Inc.	54,375	3,319
	CBS Corp. Class B	121,838	3,307
	Carnival Corp.	84,225	2,749
*	Bed Bath & Beyond Inc.	44,908	2,603
	Macy’s Inc.	79,023	2,543
	McGraw-Hill Cos. Inc.	54,545	2,453
	Kohl’s Corp.	47,171	2,328
	Omnicom Group Inc.	51,629	2,302
	VF Corp.	16,325	2,073
	Ross Stores Inc.	43,090	2,048
*	Discovery Communications
	Inc. Class A	49,132	2,013
*	Chipotle Mexican Grill Inc.
	Class A	5,849	1,975
*	O’Reilly Automotive Inc.	23,934	1,914
	Limited Brands Inc.	45,927	1,853
*	Dollar Tree Inc.	22,164	1,842
	Staples Inc.	131,151	1,822
	Genuine Parts Co.	29,032	1,777
	Mattel Inc.	63,558	1,764
	Starwood Hotels &
	Resorts Worldwide Inc.	35,947	1,724
	Harley-Davidson Inc.	43,836	1,704
*	AutoZone Inc.	5,193	1,688
	Ralph Lauren Corp. Class A	12,032	1,661
	Wynn Resorts Ltd.	14,822	1,638
	Tiffany & Co.	23,607	1,564
	Nordstrom Inc.	30,346	1,508
	Marriott International Inc.
	Class A	49,704	1,450
*	BorgWarner Inc.	20,432	1,302
*	CarMax Inc.	42,387	1,292
	Family Dollar Stores Inc.	22,286	1,285
	Best Buy Co. Inc.	54,612	1,276
	Gap Inc.	64,309	1,193

			Market
			Value•
		Shares	($000)
*	Apollo Group Inc. Class A	21,499	1,158
	Darden Restaurants Inc.	24,949	1,137
	Wyndham Worldwide Corp.	28,276	1,070
	International
	Game Technology	55,343	952
	JC Penney Co. Inc.	26,467	930
	H&R Block Inc.	56,718	926
	Newell Rubbermaid Inc.	54,035	873
	Interpublic Group of Cos. Inc.	88,767	864
	Abercrombie & Fitch Co.	16,139	788
	Scripps Networks
	Interactive Inc. Class A	18,285	776
	Hasbro Inc.	22,390	714
*	Netflix Inc.	10,293	713
	Whirlpool Corp.	14,125	670
	DR Horton Inc.	51,527	650
*	Goodyear Tire & Rubber Co.	45,284	642
	Comcast Corp.	26,563	626
*	GameStop Corp. Class A	25,723	621
	Leggett & Platt Inc.	26,244	605
	Gannett Co. Inc.	44,632	597
	Cablevision Systems Corp.
	Class A	41,723	593
	Lennar Corp. Class A	29,745	584
*	Urban Outfitters Inc.	20,509	565
	Expedia Inc.	18,017	523
	Harman International
	Industries Inc.	12,852	489
*	Big Lots Inc.	12,154	459
*	TripAdvisor Inc.	18,017	454
	DeVry Inc.	11,358	437
*	PulteGroup Inc.	62,425	394
	Washington Post Co.
	Class B	922	347
*	AutoNation Inc.	9,081	335
*,^	Sears Holdings Corp.	7,071	225
*	Orchard Supply Hardware
	Stores Corp. Class A	319	2
*	Orchard Supply Hardware
	Stores Corp. Pfd.	319	—
			226,990
Consumer Staples (11.5%)
	Procter & Gamble Co.	514,106	34,296
	Coca-Cola Co.	424,402	29,695
	Philip Morris
	International Inc.	324,648	25,478
	Wal-Mart Stores Inc.	326,377	19,504
	PepsiCo Inc.	292,137	19,383
	Kraft Foods Inc.	330,203	12,336
	Altria Group Inc.	384,294	11,394
	CVS Caremark Corp.	243,296	9,922
	Colgate-Palmolive Co.	90,487	8,360
	Costco Wholesale Corp.	80,986	6,748
	Walgreen Co.	166,188	5,494
	Kimberly-Clark Corp.	73,719	5,423
	General Mills Inc.	120,328	4,863

			Market
			Value•
		Shares	($000)
	Archer-Daniels-Midland Co.	125,050	3,576
	Sysco Corp.	110,236	3,233
	HJ Heinz Co.	59,732	3,228
	Lorillard Inc.	25,121	2,864
	Kroger Co.	111,947	2,711
	Reynolds American Inc.	63,024	2,611
	Mead Johnson Nutrition Co.	37,981	2,611
	Estee Lauder Cos. Inc.
	Class A	20,941	2,352
	Kellogg Co.	46,118	2,332
	Sara Lee Corp.	110,201	2,085
	Whole Foods Market Inc.	29,777	2,072
	ConAgra Foods Inc.	77,499	2,046
	Hershey Co.	28,597	1,767
	JM Smucker Co.	21,302	1,665
	Clorox Co.	24,687	1,643
	Dr Pepper Snapple Group Inc.	40,218	1,588
	Coca-Cola Enterprises Inc.	59,165	1,525
	Brown-Forman Corp. Class B	18,826	1,516
	Beam Inc.	29,065	1,489
	Avon Products Inc.	79,871	1,395
	Safeway Inc.	64,892	1,365
	Molson Coors Brewing Co.
	Class B	29,260	1,274
	McCormick & Co. Inc.	24,765	1,249
	Tyson Foods Inc. Class A	54,932	1,134
	Campbell Soup Co.	33,330	1,108
	Hormel Foods Corp.	25,760	755
*	Constellation Brands Inc.
	Class A	32,203	666
*	Dean Foods Co.	34,005	381
	SUPERVALU Inc.	39,197	318
			245,455
Energy (12.2%)
	Exxon Mobil Corp.	895,657	75,916
	Chevron Corp.	372,109	39,592
	ConocoPhillips	248,122	18,081
	Schlumberger Ltd.	250,840	17,135
	Occidental Petroleum Corp.	151,760	14,220
	Anadarko Petroleum Corp.	93,066	7,104
	Apache Corp.	71,796	6,503
	Halliburton Co.	172,012	5,936
	National Oilwell Varco Inc.	79,043	5,374
	EOG Resources Inc.	50,141	4,939
	Devon Energy Corp.	75,523	4,682
	Baker Hughes Inc.	81,399	3,959
	Marathon Oil Corp.	132,118	3,867
	El Paso Corp.	143,787	3,820
	Spectra Energy Corp.	121,268	3,729
	Williams Cos. Inc.	109,866	3,628
	Hess Corp.	55,886	3,174
	Noble Energy Inc.	32,843	3,100
	Chesapeake Energy Corp.	123,043	2,743
*	FMC Technologies Inc.	44,510	2,325
*	Cameron International Corp.	45,757	2,251
	Marathon Petroleum Corp.	66,509	2,214
	Valero Energy Corp.	104,163	2,193
*	Southwestern Energy Co.	64,996	2,076
	Pioneer Natural
	Resources Co.	22,814	2,041
	Murphy Oil Corp.	36,251	2,021
	Range Resources Corp.	29,081	1,801
	Peabody Energy Corp.	50,685	1,678
	Consol Energy Inc.	42,406	1,556
	EQT Corp.	27,971	1,533
	Cabot Oil & Gas Corp.	19,363	1,470
	Noble Corp.	46,810	1,415

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Helmerich & Payne Inc.	19,828	1,157
*	Denbury Resources Inc.	74,638	1,127
	QEP Resources Inc.	32,800	961
*	Newfield Exploration Co.	24,538	926
*	Nabors Industries Ltd.	53,331	925
*	Alpha Natural Resources Inc.	41,967	857
	Sunoco Inc.	20,014	821
*	Rowan Cos. Inc.	23,558	714
	Diamond Offshore
	Drilling Inc.	12,876	712
*	Tesoro Corp.	26,663	623
			260,899
Financials (13.6%)
	Wells Fargo & Co.	985,404	27,158
	JPMorgan Chase & Co.	710,042	23,609
*	Berkshire Hathaway Inc.
	Class B	297,018	22,662
	Citigroup Inc.	546,316	14,374
	Bank of America Corp.	1,893,913	10,530
	US Bancorp	356,637	9,647
	American Express Co.	188,818	8,907
	Goldman Sachs Group Inc.	91,870	8,308
	Simon Property Group Inc.	54,925	7,082
	MetLife Inc.	197,639	6,162
	PNC Financial Services
	Group Inc.	98,310	5,669
	Travelers Cos. Inc.	77,405	4,580
	Bank of New York
	Mellon Corp.	226,609	4,512
	Prudential Financial Inc.	88,279	4,425
	American Tower Corp.	73,511	4,411
	ACE Ltd.	62,800	4,403
	Morgan Stanley	276,638	4,185
	Aflac Inc.	87,078	3,767
	State Street Corp.	92,002	3,709
	Capital One Financial Corp.	85,699	3,624
	Chubb Corp.	51,780	3,584
	Public Storage	26,499	3,563
	BlackRock Inc.	18,783	3,348
	BB&T Corp.	129,930	3,270
	Marsh &
	McLennan Cos. Inc.	100,192	3,168
	Equity Residential	55,304	3,154
	HCP Inc.	76,045	3,151
	CME Group Inc.	12,367	3,013
	Ventas Inc.	53,711	2,961
	Aon Corp.	60,400	2,827
	Boston Properties Inc.	27,587	2,748
	T Rowe Price Group Inc.	47,353	2,697
	Vornado Realty Trust	34,401	2,644
	Franklin Resources Inc.	27,182	2,611
	Allstate Corp.	94,005	2,577
	Discover Financial Services	102,457	2,459
	ProLogis Inc.	85,542	2,446
*	Berkshire Hathaway Inc.
	Class A	21	2,410
	AvalonBay Communities Inc.	17,727	2,315
	Charles Schwab Corp.	201,209	2,266
	Progressive Corp.	114,779	2,239
	Fifth Third Bancorp	171,549	2,182
	Loews Corp.	57,641	2,170
	Ameriprise Financial Inc.	42,127	2,091
	Host Hotels & Resorts Inc.	132,018	1,950
	Health Care REIT Inc.	35,431	1,932
	American International
	Group Inc.	81,708	1,896
	Weyerhaeuser Co.	99,876	1,865
	M&T Bank Corp.	23,508	1,795
	Northern Trust Corp.	45,061	1,787

			Market
			Value•
		Shares	($000)
	SunTrust Banks Inc.	100,352	1,776
	Invesco Ltd.	84,282	1,693
*	IntercontinentalExchange
	Inc.	13,589	1,638
	Principal Financial Group Inc.	58,085	1,429
	KeyCorp	176,737	1,359
	Hartford Financial
	Services Group Inc.	82,585	1,342
	SLM Corp.	95,335	1,277
	NYSE Euronext	48,501	1,266
	Moody’s Corp.	37,254	1,255
	Kimco Realty Corp.	75,450	1,225
	XL Group plc Class A	60,843	1,203
	Unum Group	54,423	1,147
	Lincoln National Corp.	57,150	1,110
	Plum Creek Timber Co. Inc.	29,969	1,096
	Regions Financial Corp.	233,508	1,004
	Comerica Inc.	37,228	960
	Cincinnati Financial Corp.	30,229	921
*	CBRE Group Inc. Class A	60,244	917
	People’s United
	Financial Inc.	69,826	897
	Huntington Bancshares Inc.	160,145	879
	Torchmark Corp.	19,456	844
	Leucadia National Corp.	36,681	834
	Assurant Inc.	17,501	719
	Hudson City Bancorp Inc.	97,804	611
*	Genworth Financial Inc.
	Class A	90,989	596
*	NASDAQ OMX Group Inc.	23,617	579
	Zions Bancorporation	34,095	555
	Legg Mason Inc.	23,024	554
	Apartment Investment &
	Management Co.	22,333	512
	First Horizon National Corp.	48,892	391
*	E*Trade Financial Corp.	47,051	374
	Federated Investors Inc.
	Class B	17,137	260
			290,066
Health Care (11.8%)
	Johnson & Johnson	510,280	33,464
	Pfizer Inc.	1,436,324	31,082
	Merck & Co. Inc.	569,550	21,472
	Abbott Laboratories	291,078	16,367
	Bristol-Myers Squibb Co.	316,644	11,158
	UnitedHealth Group Inc.	199,128	10,092
	Amgen Inc.	148,267	9,520
	Eli Lilly & Co.	190,380	7,912
	Medtronic Inc.	197,220	7,544
*	Gilead Sciences Inc.	140,393	5,746
*	Celgene Corp.	82,954	5,608
	Baxter International Inc.	105,107	5,201
	Allergan Inc.	57,039	5,005
*	Biogen Idec Inc.	45,456	5,002
	WellPoint Inc.	65,072	4,311
	Covidien plc	90,200	4,060
*	Express Scripts Inc.	90,826	4,059
*	Medco Health Solutions Inc.	72,393	4,047
	McKesson Corp.	45,844	3,572
*	Intuitive Surgical Inc.	7,274	3,368
*	Thermo Fisher Scientific Inc.	70,639	3,177
	Stryker Corp.	61,002	3,032
	Becton Dickinson and Co.	40,153	3,000
	Aetna Inc.	67,436	2,845
	Humana Inc.	30,828	2,701
	Cardinal Health Inc.	64,469	2,618
*	Agilent Technologies Inc.	64,845	2,265
	Cigna Corp.	53,309	2,239
	St. Jude Medical Inc.	59,379	2,037

			Market
			Value•
		Shares	($000)
*	Zimmer Holdings Inc.	33,522	1,791
	AmerisourceBergen Corp.
	Class A	48,020	1,786
*	Mylan Inc.	79,779	1,712
	Quest Diagnostics Inc.	29,280	1,700
	Perrigo Co.	17,354	1,689
*	Cerner Corp.	27,188	1,665
*	Laboratory Corp. of
	America Holdings	18,739	1,611
*	Forest Laboratories Inc.	50,868	1,539
*	Edwards Lifesciences Corp.	21,275	1,504
*	Boston Scientific Corp.	275,862	1,473
*	Watson Pharmaceuticals Inc.	23,761	1,434
*	Varian Medical Systems Inc.	20,872	1,401
	CR Bard Inc.	16,064	1,373
*	DaVita Inc.	17,502	1,327
*	Life Technologies Corp.	33,454	1,302
*	Waters Corp.	16,907	1,252
*	CareFusion Corp.	41,475	1,054
*	Hospira Inc.	30,517	927
	DENTSPLY International Inc.	26,204	917
*	Coventry Health Care Inc.	27,471	834
	Patterson Cos. Inc.	16,300	481
	PerkinElmer Inc.	20,956	419
*	Tenet Healthcare Corp.	80,334	412
			252,107
Industrials (10.7%)
	General Electric Co.	1,972,717	35,331
	United Parcel Service Inc.
	Class B	180,316	13,197
	United Technologies Corp.	169,359	12,378
	Caterpillar Inc.	120,854	10,949
	3M Co.	131,038	10,710
	Boeing Co.	138,877	10,187
	Union Pacific Corp.	90,297	9,566
	Honeywell International Inc.	144,569	7,857
	Emerson Electric Co.	137,231	6,394
	Deere & Co.	77,405	5,987
	Danaher Corp.	106,470	5,008
	FedEx Corp.	59,162	4,941
	Norfolk Southern Corp.	62,861	4,580
	Precision Castparts Corp.	26,912	4,435
	General Dynamics Corp.	66,632	4,425
	Illinois Tool Works Inc.	90,306	4,218
	CSX Corp.	196,197	4,132
	Tyco International Ltd.	86,399	4,036
	Lockheed Martin Corp.	49,646	4,016
	Cummins Inc.	35,984	3,167
	Raytheon Co.	64,431	3,117
	Goodrich Corp.	23,362	2,890
	Northrop Grumman Corp.	48,780	2,853
	Waste Management Inc.	85,649	2,802
	Eaton Corp.	62,532	2,722
	PACCAR Inc.	66,644	2,497
	Fastenal Co.	55,082	2,402
	Parker Hannifin Corp.	28,126	2,145
	CH Robinson Worldwide Inc.	30,582	2,134
	Stanley Black & Decker Inc.	31,527	2,131
	WW Grainger Inc.	11,353	2,125
	Dover Corp.	34,468	2,001
	Rockwell Automation Inc.	26,556	1,948
	Ingersoll-Rand plc	58,400	1,779
	Republic Services Inc.
	Class A	59,302	1,634
	Expeditors International of
	Washington Inc.	39,658	1,624
	Fluor Corp.	32,176	1,617
	Cooper Industries plc	29,400	1,592
	Rockwell Collins Inc.	28,461	1,576

6

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Roper Industries Inc.	18,057	1,569
	Joy Global Inc.	19,645	1,473
	Southwest Airlines Co.	149,089	1,276
*	Stericycle Inc.	15,912	1,240
	L-3 Communications
	Holdings Inc.	18,481	1,232
	Pall Corp.	21,512	1,229
	Iron Mountain Inc.	34,408	1,060
	Flowserve Corp.	10,348	1,028
*	Jacobs Engineering
	Group Inc.	23,972	973
	Textron Inc.	51,390	950
	Xylem Inc.	34,247	880
	Equifax Inc.	22,620	876
*	Quanta Services Inc.	39,294	846
	Robert Half International Inc.	26,839	764
	Cintas Corp.	20,650	719
	Masco Corp.	66,355	695
	Pitney Bowes Inc.	37,458	695
	Dun & Bradstreet Corp.	9,067	679
	Avery Dennison Corp.	19,628	563
	Snap-on Inc.	10,736	544
	RR Donnelley & Sons Co.	34,759	502
	Ryder System Inc.	9,383	499
			227,395
Information Technology (19.0%)
*	Apple Inc.	173,665	70,334
	International Business
	Machines Corp.	220,310	40,511
	Microsoft Corp.	1,398,963	36,317
*	Google Inc. Class A	47,210	30,493
	Intel Corp.	951,540	23,075
	Oracle Corp.	735,287	18,860
	Cisco Systems Inc.	1,004,501	18,161
	Qualcomm Inc.	314,137	17,183
	Visa Inc. Class A	95,066	9,652
	Hewlett-Packard Co.	371,302	9,565
*	EMC Corp.	381,266	8,212
	Mastercard Inc. Class A	19,928	7,430
*	eBay Inc.	214,709	6,512
	Accenture plc Class A	119,835	6,379
	Texas Instruments Inc.	213,804	6,224
	Automatic Data
	Processing Inc.	91,147	4,923
*	Dell Inc.	285,373	4,175
	Corning Inc.	292,900	3,802
*	Yahoo! Inc.	231,807	3,739
*	Cognizant Technology
	Solutions Corp. Class A	56,493	3,633
	Intuit Inc.	55,306	2,909
	Broadcom Corp. Class A	90,389	2,654
	Applied Materials Inc.	243,759	2,611
*	Adobe Systems Inc.	91,400	2,584
*	Salesforce.com Inc.	25,362	2,573
	Motorola Solutions Inc.	53,453	2,474
	TE Connectivity Ltd.	79,000	2,434
*	NetApp Inc.	66,773	2,422
	Altera Corp.	59,900	2,222
*	SanDisk Corp.	44,855	2,207
*	Symantec Corp.	138,680	2,170
	Western Union Co.	116,399	2,125
*	Citrix Systems Inc.	34,771	2,111
	Xerox Corp.	259,617	2,067
*	Juniper Networks Inc.	98,571	2,012
	Analog Devices Inc.	55,524	1,987

			Market
			Value•
		Shares	($000)
*	Motorola Mobility
	Holdings Inc.	49,221	1,910
	Paychex Inc.	60,320	1,816
*	F5 Networks Inc.	14,906	1,582
*	NVIDIA Corp.	113,847	1,578
	Xilinx Inc.	49,190	1,577
*	Fiserv Inc.	26,265	1,543
*	Teradata Corp.	31,222	1,515
	KLA-Tencor Corp.	30,893	1,491
*	Red Hat Inc.	35,768	1,477
	Amphenol Corp. Class A	31,450	1,428
	CA Inc.	70,147	1,418
*	Western Digital Corp.	43,695	1,352
	Microchip Technology Inc.	35,807	1,312
*	Autodesk Inc.	42,371	1,285
*	Electronic Arts Inc.	61,960	1,276
	Linear Technology Corp.	42,218	1,268
	Fidelity National Information
	Services Inc.	45,895	1,220
*	Micron Technology Inc.	186,240	1,171
*	Akamai Technologies Inc.	34,152	1,102
*	BMC Software Inc.	32,547	1,067
	VeriSign Inc.	29,564	1,056
	Harris Corp.	22,259	802
	FLIR Systems Inc.	29,563	741
	Computer Sciences Corp.	28,714	681
	Jabil Circuit Inc.	33,761	664
*	LSI Corp.	106,227	632
*	SAIC Inc.	51,155	629
	Molex Inc.	25,329	604
	Total System Services Inc.	30,348	594
*	Advanced Micro
	Devices Inc.	107,742	582
*	Novellus Systems Inc.	12,889	532
*	Teradyne Inc.	34,437	469
*	JDS Uniphase Corp.	42,275	441
	Lexmark International Inc.
	Class A	13,256	438
*	First Solar Inc.	10,825	365
			404,360
Materials (3.5%)
	EI du Pont
	de Nemours & Co.	172,540	7,899
	Monsanto Co.	100,094	7,014
	Freeport-McMoRan
	Copper & Gold Inc.	177,138	6,517
	Dow Chemical Co.	220,902	6,353
	Praxair Inc.	56,048	5,991
	Newmont Mining Corp.	92,481	5,550
	Air Products &
	Chemicals Inc.	39,435	3,359
	Ecolab Inc.	55,989	3,237
	Mosaic Co.	55,543	2,801
	International Paper Co.	81,520	2,413
	PPG Industries Inc.	28,884	2,411
	Nucor Corp.	59,160	2,341
	CF Industries Holdings Inc.	12,310	1,785
	Alcoa Inc.	198,879	1,720
	Cliffs Natural Resources Inc.	27,036	1,686
	Sherwin-Williams Co.	16,360	1,460
	Sigma-Aldrich Corp.	22,629	1,413
	FMC Corp.	13,247	1,140
	Ball Corp.	30,272	1,081
	Eastman Chemical Co.	26,006	1,016
	Airgas Inc.	12,779	998
	MeadWestvaco Corp.	31,578	946

			Market
			Value•
		Shares	($000)
	Allegheny Technologies Inc.	19,673	940
	Vulcan Materials Co.	23,877	940
	International Flavors &
	Fragrances Inc.	14,942	783
	United States Steel Corp.	26,670	706
	Sealed Air Corp.	35,896	618
*	Owens-Illinois Inc.	30,369	589
	Bemis Co. Inc.	19,121	575
	Titanium Metals Corp.	15,440	231
			74,513
Telecommunication Services (3.0%)
	AT&T Inc.	1,107,339	33,486
	Verizon
	Communications Inc.	528,990	21,223
	CenturyLink Inc.	115,409	4,293
*	Sprint Nextel Corp.	555,488	1,300
	Windstream Corp.	108,627	1,275
	Frontier
	Communications Corp.	184,602	951
*	MetroPCS
	Communications Inc.	54,372	472
			63,000
Utilities (3.9%)
	Southern Co.	161,077	7,456
	Dominion Resources Inc.	106,496	5,653
	Duke Energy Corp.	249,117	5,481
	Exelon Corp.	123,977	5,377
	NextEra Energy Inc.	78,836	4,800
	American Electric
	Power Co. Inc.	90,084	3,721
	FirstEnergy Corp.	78,016	3,456
	Consolidated Edison Inc.	54,588	3,386
	PPL Corp.	107,790	3,171
	PG&E Corp.	75,646	3,118
	Public Service
	Enterprise Group Inc.	94,287	3,112
	Progress Energy Inc.	55,053	3,084
	Edison International	60,813	2,518
	Xcel Energy Inc.	90,461	2,500
	Sempra Energy	44,718	2,459
	Entergy Corp.	32,993	2,410
	DTE Energy Co.	31,648	1,723
	ONEOK Inc.	19,206	1,665
	CenterPoint Energy Inc.	79,617	1,600
	Wisconsin Energy Corp.	43,326	1,515
	Ameren Corp.	45,311	1,501
	Constellation
	Energy Group Inc.	37,729	1,497
*	AES Corp.	121,911	1,443
	NiSource Inc.	52,572	1,252
	Northeast Utilities	32,756	1,182
	CMS Energy Corp.	46,660	1,030
	SCANA Corp.	21,651	976
	Pinnacle West Capital Corp.	20,157	971
	AGL Resources Inc.	21,604	913
	Pepco Holdings Inc.	41,976	852
*	NRG Energy Inc.	44,702	810
	Integrys Energy Group Inc.	14,422	781
	TECO Energy Inc.	39,949	765
			82,178
Total Common Stocks
(Cost $2,235,445)			2,126,963

7

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
[2,3] Vanguard Market Liquidity
Fund, 0.110%	12,978,928	12,979

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Fannie Mae Discount
Notes, 0.040%, 4/24/12	200	200
[4,5] Freddie Mac Discount
Notes, 0.050%, 4/4/12	200	200
[4,5] Freddie Mac Discount
Notes, 0.050%, 4/24/12	300	300
		700
Total Temporary Cash Investments
(Cost $13,679)		13,679
Total Investments (100.4%)
(Cost $2,249,124)		2,140,642
Other Assets and Liabilities (–0.4%)
Other Assets		4,151
Liabilities[3]		(12,386)
		(8,235)
Net Assets (100%)
Applicable to 93,309,437 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,132,407
Net Asset Value Per Share		$22.85

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,105,753
Undistributed Net Investment Income	40,016
Accumulated Net Realized Gains	94,981
Unrealized Appreciation (Depreciation)
Investment Securities	(108,482)
Futures Contracts	139
Net Assets	2,132,407

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $213,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $228,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $700,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends	47,723
Interest[1]	19
Security Lending	141
Total Income	47,883
Expenses
The Vanguard Group—Note B
Investment Advisory Services	265
Management and Administrative	2,930
Marketing and Distribution	557
Custodian Fees	70
Auditing Fees	28
Shareholders’ Reports	32
Trustees’ Fees and Expenses	3
Total Expenses	3,885
Net Investment Income	43,998
Realized Net Gain (Loss)
Investment Securities Sold	94,665
Futures Contracts	978
Realized Net Gain (Loss)	95,643
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	(97,633)
Futures Contracts	(22)
Change in Unrealized
Appreciation (Depreciation)	(97,655)
Net Increase (Decrease) in Net Assets
Resulting from Operations	41,986

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,998	38,636
Realized Net Gain (Loss)	95,643	75,183
Change in Unrealized Appreciation (Depreciation)	(97,655)	171,619
Net Increase (Decrease) in Net Assets Resulting from Operations	41,986	285,438
Distributions
Net Investment Income	(38,306)	(40,170)
Realized Capital Gain[2]	(75,630)	(22,357)
Total Distributions	(113,936)	(62,527)
Capital Share Transactions
Issued	240,696	339,809
Issued in Lieu of Cash Distributions	113,936	62,527
Redeemed	(437,440)	(306,904)
Net Increase (Decrease) from Capital Share Transactions	(82,808)	95,432
Total Increase (Decrease)	(154,758)	318,343
Net Assets
Beginning of Period	2,287,165	1,968,822
End of Period[3]	2,132,407	2,287,165

1 Interest income from an affiliated company of the portfolio was $17,000.
2 Includes fiscal 2011 and 2010 short-term gain distributions totaling $5,402,000 and $6,180,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $40,016,000 and $34,324,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$23.51	$21.11	$17.61	$29.54	$29.66
Investment Operations
Net Investment Income	.466	.410	.419	.520	.530
Net Realized and Unrealized Gain (Loss)
on Investments	.034	2.678	3.931	(10.990)	.990
Total from Investment Operations	.500	3.088	4.350	(10.470)	1.520
Distributions
Dividends from Net Investment Income	(.390)	(.442)	(.500)	(.540)	(.470)
Distributions from Realized Capital Gains	(.770)	(.246)	(.350)	(.920)	(1.170)
Total Distributions	(1.160)	(.688)	(.850)	(1.460)	(1.640)
Net Asset Value, End of Period	$22.85	$23.51	$21.11	$17.61	$29.54

Total Return	1.93%	14.91%	26.44%	–36.93%	5.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,132	$2,287	$1,969	$1,513	$2,373
Ratio of Total Expenses to
Average Net Assets	0.17%	0.19%	0.19%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.92%	1.91%	2.40%	2.18%	1.82%
Portfolio Turnover Rate	8%	12%	11%	10%	8%

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

10

Vanguard Equity Index Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $344,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,126,963	—	—
Temporary Cash Investments	12,979	700	—
Futures Contracts—Liabilities[1]	(31)	—	—
Total	2,139,911	700	—
1 Represents variation margin on the last day of the reporting period.

11

Vanguard Equity Index Portfolio

D. At December 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2012	21	6,576	130
E-mini S&P 500 Index	March 2012	25	1,566	9

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2011, the portfolio had $45,309,000 of ordinary income and $93,857,000 of long-term capital gains available for distribution.

At December 31, 2011, the cost of investment securities for tax purposes was $2,249,252,000. Net unrealized depreciation of investment securities for tax purposes was $108,610,000, consisting of unrealized gains of $348,258,000 on securities that had risen in value since their purchase and $456,868,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2011, the portfolio purchased $178,506,000 of investment securities and sold $317,597,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	10,304	15,602
Issued in Lieu of Cash Distributions	4,791	2,892
Redeemed	(19,078)	(14,458)
Net Increase (Decrease) in Shares Outstanding	(3,983)	4,036

H. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

12

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Equity Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $70,228,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

13

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$962.11	$0.79
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
Annuity and Insurance Services > 800-522-5555	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
index are not sponsored, endorsed, or promoted by
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any
	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690EQIDX 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Growth Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Growth Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Growth Portfolio

In a volatile year that felt worse than the 12-month returns would suggest, Vanguard Growth Portfolio returned –0.84%, behind its benchmark index but ahead of the average return of its large-cap growth peers.

Like the broader market, the portfolio rallied at the start of the year, tumbled sharply through an anxious summer and fall, then recovered in the fourth quarter. Weakness in its consumer-oriented holdings explained much of its shortfall relative to the benchmark index.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strengths and weaknesses led
to mixed results
Vanguard Growth Portfolio holds a concentrated selection of large-cap growth stocks—about 110 of them at the end of 2011. Its benchmark index, by contrast, includes almost 600 stocks. During the past year, the portfolio invested heavily in the information technology sector and in consumer discretionary companies such as internet retailers and upscale apparel firms.

The emphasis on tech worked to the portfolio’s benefit. Apple, which accounted for more than 7% of assets at year-end, was a notable standout. By contrast, consumer discretionary stocks were a weak spot, even as the index’s retailers, restaurants, and entertainment purveyors generally outperformed the broad market of large-cap growth stocks.

The portfolio also had limited exposure to the consumer staples sector, which performed strongly in the unsettled environment. Food processors, makers of personal care products, and other providers of household essentials typically hold up better than the broad market in periods of pronounced volatility.

The net result of these strengths and weakness was a negative return and a modest shortfall relative to the benchmark index. Compared with its peer group, however, the portfolio did a better job of navigating the market turbulence.

Disappointing returns
in a troubled decade
The past decade has been extremely challenging for stock market investors. For investors in Vanguard Growth Portfolio, it has been more challenging still. The portfolio’s average annual return has trailed the lackluster results of both its benchmark index and its peer group. In late 2010, Vanguard made changes to the advisory structure designed to position the portfolio for greater success in the future.

The portfolio’s three advisory firms boast long experience in growth investing, with successful and disciplined processes for identifying stocks with the potential to deliver above-benchmark returns. With its low investment costs, Vanguard Growth Portfolio can be a useful component of a well-diversified mix of stocks and bonds.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Growth Portfolio	–0.84%	0.13%
Russell 1000 Growth Index	2.64	2.60
Variable Insurance Large-Cap Growth Funds Average[1]	–2.20	1.55

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.40%	0.91%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Growth Portfolio’s expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned –0.84% for the 12 months ended December 31, 2011, compared with a 2.64% return for its benchmark, the Russell 1000 Growth Index, and the –2.20% average return of peer funds.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2011 and of the effect this environment had on the portfolio’s positioning. These reports were prepared on January 13, 2012.

Delaware Management Company

Portfolio Managers:
Christopher J. Bonavico, CFA,
Vice President, Senior Portfolio Manager, and Equity Analyst

Christopher M. Ericksen, CFA,
Vice President, Portfolio Manager, and Equity Analyst

Daniel J. Prislin, CFA,
Vice President, Senior Portfolio Manager, and Equity Analyst

Jeffrey S. Van Harte, CFA,
Senior Vice President, and CIO–Focus Growth Equity

Our philosophy focuses on acquiring what we believe to be strong secular-growth companies with solid business models and competitive positions that can build market share and deliver shareholder value in a variety of market environments. Our stock selection during the fiscal year has reflected these beliefs.

The largest relative contributors to performance within the portfolio assets we managed were Mastercard and Visa. During the year, the Federal Reserve announced its final proposal for debit card interchange rates and network exclusivity rules, all of which proved to be more favorable than recommendations made in December 2010. Those original proposals had weighed on these stocks, but we increased the holdings just before the fiscal year began in the belief that the two companies’ competitive positions (with a combined market share of more than 80%) would sustain them better than others feared. Now many investors are again focusing on the company fundamentals and business-model characteristics that are especially attractive in a risk-averse environment.

Another strong performer was Apollo Education. After an extended period of controversy and stock volatility in the for-profit education industry because of increased scrutiny related to federal

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Delaware Management	35	91	Uses a bottom-up approach, seeking companies that
Company			have large end-market potential, dominant business
			models, and strong free cash flow generation, and
			are attractively priced compared to the intrinsic value
			of the securities.
William Blair & Company, L.L.C.	31	81	Uses a fundamental investment approach in pursuit
			of superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Wellington Management	31	80	Employs proprietary fundamental research and a
Company, llp			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The firm’s philosophy is based on the belief that stock
			prices often overreact to short-term trends and that
			bottom-up, intensive research focused on longer-term
			fundamentals can be used to identify stocks that will
			outperform the market over time.
Cash Investments	3	8	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

3

Vanguard Growth Portfolio

student loans, Apollo released encouraging earnings reports in recent quarters. We believe the company is better positioned than most of its peers and should benefit disproportionately from an improving industry dynamic as well as from advances in its business model and competitive position.

The portfolio’s largest detractor was Staples. Modest earnings reports were generally disappointing to investors and increased concerns that the company’s small- and medium-sized business customer base was still struggling with an economy that hadn’t fully recovered. We continue to hold the stock because we believe in the company’s strategic plans to drive profitability higher despite challenging economic conditions.

Many investors are still uncertain about the level of future global economic growth. In our view, the lingering effects of the global credit crisis will keep growth moderate, at best, and are likely to remain a factor in producing conflicting economic data and varying business outcomes dependent on the quality of a company’s business model, competitive position, and management.

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Principal

David Ricci, CFA, Principal

Uncertainty remained high throughout 2011, both here and abroad, as investors worried about debt contagion, economic health, and the ability of governments to set policy to stabilize financial markets. Trading volatility was high, and investors sought safety in defensive sectors.

Our best relative performer was Goodrich, a leader in aerospace systems. This industrial stock rallied on the announcement of its acquisition by United Technologies. As a result, we sold it. Another notable contributor was Starbucks; it was added to the portfolio in May and benefited from solid sales figures and store traffic, as well as its announced entry into the highly profitable single-serve K-cup market.

The weakest overall holding was Dolby; it declined owing to concerns about potential sustained softness in the PC end-market and the strength of Apple products, which do not use Dolby sound. Our second-largest detractor was Suncor Energy, an integrated Canadian oil and gas company. It suffered from uncertainty about the strength of global growth and oil demand, which is critical to profitable extraction of oil in the Canadian sands. We sold both stocks in lieu of better opportunities with long-term growth prospects.

Looking ahead into 2012, we continue to be cautiously optimistic about the U.S. economy; growth will likely maintain its slow pace. U.S. corporations remain strong, with solid profits in a difficult environment and healthy balance sheets showing significant cash stakes. The Federal Reserve is maintaining its accommodative stance, which should assist businesses and consumers. However, investors may continue to be uneasy over macroeconomic worries. Although some progress has been made, European sovereign-debt issues, large deficits, deleveraging concerns, and political uncertainties linger.

As always, our philosophy, process, and disciplines remain in full force.

We believe this framework will lead us to high-quality growth companies with unique and sustainable competitive advantages, superior earnings growth and balance sheets, and strong, dynamic management teams. In our view, these companies should perform well over the long-term against peers and the overall market.

Wellington Management Company, LLP

Portfolio Manager:
Andrew J. Shilling, CFA, Senior Vice President

The capital markets were extremely volatile in the past fiscal year, particularly the second half. It was a difficult climate for our strategy, as market participants shunned riskier assets. In equities, there was a flight to the perceived safety of consumer staples and utilities—sectors that do not typically offer the growth characteristics we seek.

Our portion of the portfolio struggled, largely because of poor stock selection in information technology. To a lesser degree, our stock picks were also challenged within the consumer discretionary, materials, and energy sectors. On the other hand, an overweighted allocation to consumer discretionary—a residual of our individual security selection decisions—aided relative returns. Underweighting the industrial sector also helped.

At the stock-specific level, our largest contributors relative to the benchmark included Green Mountain Coffee, Ralph Lauren, and Alliance Data Systems. Apple was our top performer on an absolute basis.

Green Mountain Coffee, a maker of specialty coffees and coffee makers, generated a strong return. We believe the company has many advantages, including the dominant position of its Keurig single-cup coffee maker, growth in the market for premium coffees, new customers, and partnerships with Starbucks and Dunkin’ Donuts. Green Mountain remains among the largest holdings in our portion of the portfolio.

4

Vanguard Growth Portfolio

Specific stocks that hurt our relative performance included Juniper Networks, Acme Packet, and Rovi. Juniper is a leading provider of routing and security products to both carriers and enterprises. Its shares fell in part because of delayed orders from some of its large telecom services customers. We see a healthy growth outlook for the company, with upcoming product upgrade cycles—including new routers and data center switches—in large, expanding markets. Spending on internet infrastructure remains strong as networks manage the growth of traffic.

While a high degree of uncertainty endures in the macroeconomic environment, we continue to focus our analysis on individual companies, using fundamental research for early identification of firms with sustainable growth and superior business models. We believe the breadth, depth, and strength of our research give us an inherent advantage in identifying growth companies with high cash flow returns on investment, strong balance sheets, experienced and proven management, and the ability to maintain above-average growth.

5

Vanguard Growth Portfolio

Portfolio Profile
As of December 31, 2011

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	111	588	3,745
Median Market Cap	$27.2B	$37.4B	$31.3B
Price/Earnings Ratio	18.3x	15.9x	15.0x
Price/Book Ratio	3.2x	3.7x	2.1x
Yield[3]	0.4%	1.6%	2.0%
Return on Equity	23.2%	26.4%	19.0%
Earnings Growth Rate	17.7%	13.8%	7.1%
Foreign Holdings	3.6%	0.0%	0.0%
Turnover Rate	45%	—	—
Expense Ratio[4]	0.40%	—	—
Short-Term Reserves	1.2%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.99		0.95
Beta	1.04		0.95

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary 17.6%		14.2%	12.2%
Consumer Staples	5.0	12.8	10.6
Energy	8.4	11.1	10.8
Financials	5.8	4.2	15.0
Health Care	8.7	10.7	11.4
Industrials	9.2	12.7	11.1
Information Technology 39.7		28.0	18.7
Materials	3.8	5.3	4.1
Telecommunication
Services	1.7	0.9	2.5
Utilities	0.1	0.1	3.6

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Computer Hardware	7.4%
Qualcomm Inc.	Communications
	Equipment	3.8
Google Inc. Class A	Internet Software
	& Services	3.8
Allergan Inc.	Pharmaceuticals	2.5
NIKE Inc. Class B	Footwear	2.3
EOG Resources Inc.	Oil & Gas Exploration
	& Production	2.1
eBay Inc.	Internet Software
	& Services	2.1
priceline.com Inc.	Internet Retail	2.1
Visa Inc. Class A	Data Processing
	& Outsourced
	Services	2.0
Mastercard Inc. Class A	Data Processing
	& Outsourced
	Services	1.9
Top Ten		30.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Growth Portfolio’s expense ratio was 0.40%.
5 The holdings listed exclude any temporary cash investments and equity index products.

6

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	–0.84%	0.55%	0.13%	$10,130
Dow Jones U.S. Total Stock Market Index	0.52	0.28	3.90	14,657
Russell 1000 Growth Index	2.64	2.50	2.60	12,921
Variable Insurance Large-Cap Growth
Funds Average[1]	–2.20	0.70	1.55	11,662

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

7

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.2%)[1]
Consumer Discretionary (17.1%)
	NIKE Inc. Class B	63,160	6,087
*	priceline.com Inc.	11,550	5,402
	Starbucks Corp.	91,810	4,224
*	Apollo Group Inc. Class A	74,900	4,035
	Harley-Davidson Inc.	92,240	3,585
	Lowe’s Cos. Inc.	127,170	3,228
	Johnson Controls Inc.	91,460	2,859
*	Amazon.com Inc.	13,110	2,269
	Staples Inc.	152,500	2,118
	News Corp. Class A	93,360	1,666
*	Ctrip.com International Ltd.
	ADR	52,700	1,233
	Coach Inc.	19,020	1,161
*	Discovery
	Communications Inc.
	Class A	28,060	1,150
	Walt Disney Co.	30,180	1,132
	Abercrombie & Fitch Co.	19,000	928
*	Sirius XM Radio Inc.	454,430	827
*	Fossil Inc.	10,320	819
*	Las Vegas Sands Corp.	18,740	801
*	MGM Resorts International	48,210	503
	Ralph Lauren Corp. Class A	1,770	244
*	Michael Kors Holdings Ltd.	2,400	65
			44,336
Consumer Staples (4.6%)
*	Green Mountain Coffee
	Roasters Inc.	90,230	4,047
	Mead Johnson Nutrition Co.	38,120	2,620
	Colgate-Palmolive Co.	22,200	2,051
	Walgreen Co.	54,700	1,808
	Whole Foods Market Inc.	21,310	1,483
			12,009
Energy (8.0%)
	EOG Resources Inc.	56,710	5,586
	Schlumberger Ltd.	68,210	4,659
	National Oilwell Varco Inc.	43,170	2,935
	El Paso Corp.	82,000	2,179
	Occidental Petroleum Corp.	22,250	2,085
	Anadarko Petroleum Corp.	18,700	1,427
	Ensco plc ADR	21,840	1,025
	Consol Energy Inc.	21,660	795
			20,691
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	525

Financials (5.3%)
*	IntercontinentalExchange Inc.	27,700	3,339
	CME Group Inc.	11,100	2,705

			Market
			Value•
		Shares	($000)
	American Express Co.	44,450	2,097
	T Rowe Price Group Inc.	28,760	1,638
	BlackRock Inc.	8,220	1,465
*	Affiliated Managers
	Group Inc.	14,670	1,408
	Ameriprise Financial Inc.	25,130	1,247
			13,899
Health Care (8.3%)
	Allergan Inc.	73,590	6,457
*	Gilead Sciences Inc.	68,860	2,819
	Novo Nordisk A/S ADR	24,100	2,778
*	DaVita Inc.	24,930	1,890
	Perrigo Co.	19,200	1,868
*	Agilent Technologies Inc.	40,710	1,422
	Cardinal Health Inc.	23,220	943
*	Edwards Lifesciences Corp.	13,030	921
	UnitedHealth Group Inc.	18,100	917
*	Hologic Inc.	44,570	780
	Covidien plc	15,360	691
			21,486
Industrials (8.8%)
	Precision Castparts Corp.	16,690	2,750
	WW Grainger Inc.	12,040	2,254
	Caterpillar Inc.	23,600	2,138
	Expeditors International of
	Washington Inc.	50,200	2,056
	United Parcel Service Inc.
	Class B	24,520	1,795
*	Jacobs Engineering
	Group Inc.	33,520	1,360
	Cummins Inc.	15,020	1,322
*	Stericycle Inc.	16,560	1,290
	Donaldson Co. Inc.	18,360	1,250
	Joy Global Inc.	13,280	996
	Boeing Co.	13,080	960
	AMETEK Inc.	22,230	936
	Eaton Corp.	19,230	837
	Illinois Tool Works Inc.	17,190	803
	Rockwell Automation Inc.	10,120	743
	JB Hunt Transport
	Services Inc.	16,180	729
	CH Robinson Worldwide Inc.	5,420	378
	PACCAR Inc.	4,760	178
			22,775
Information Technology (38.7%)
*	Apple Inc.	47,670	19,306
	Qualcomm Inc.	181,295	9,917
*	Google Inc. Class A	15,105	9,756
*	eBay Inc.	183,020	5,551
	Visa Inc. Class A	50,300	5,107
	Mastercard Inc. Class A	13,400	4,996
	VeriSign Inc.	135,965	4,857

			Market
			Value•
		Shares	($000)
	Intuit Inc.	68,500	3,602
*	Citrix Systems Inc.	57,530	3,493
	Altera Corp.	86,620	3,214
	Broadcom Corp. Class A	87,850	2,579
*	Juniper Networks Inc.	124,650	2,544
	Oracle Corp.	97,290	2,496
*	Adobe Systems Inc.	86,900	2,457
	Accenture plc Class A	44,860	2,388
*	EMC Corp.	97,820	2,107
*	Teradata Corp.	41,500	2,013
	TE Connectivity Ltd.	59,620	1,837
*	Trimble Navigation Ltd.	40,030	1,737
*	Polycom Inc.	81,600	1,330
	Analog Devices Inc.	36,690	1,313
*	NetApp Inc.	35,290	1,280
*	Alliance Data Systems Corp.	9,440	980
*	F5 Networks Inc.	9,175	974
*	Cognizant Technology
	Solutions Corp. Class A	13,660	878
*	BMC Software Inc.	22,640	742
*	Acme Packet Inc.	23,860	738
*	TIBCO Software Inc.	23,700	567
*	Skyworks Solutions Inc.	31,260	507
*	VMware Inc. Class A	5,160	429
*	Rovi Corp.	15,960	392
*	Salesforce.com Inc.	3,210	326
	Texas Instruments Inc.	5,090	148
			100,561
Materials (3.6%)
	Syngenta AG ADR	65,770	3,877
	Praxair Inc.	23,000	2,459
	Monsanto Co.	20,370	1,427
	Mosaic Co.	9,580	483
	Freeport-McMoRan
	Copper & Gold Inc.	13,080	481
	Rio Tinto plc ADR	8,050	394
	Walter Energy Inc.	6,280	380
			9,501
Telecommunication Services (1.6%)
*	Crown Castle
	International Corp.	93,100	4,171
Total Common Stocks
(Cost $229,777)			249,954

8

Vanguard Growth Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.9%)[1]
Money Market Fund (3.0%)
3 Vanguard Market
Liquidity Fund,
0.110%	7,734,110	7,734

	Face
	Amount
	($000)
Repurchase Agreement (0.7%)
Bank of America
Securities, LLC
0.040%, 1/3/12
(Dated 12/30/11,
Repurchase Value
$1,900,000, collateralized
by Federal National
Mortgage Assn.
5.250%, 8/1/12)	1,900	1,900

U.S. Government and Agency Obligations (0.2%)
[4,5] Fannie Mae
Discount Notes,
0.030%, 4/2/12	500	500
Total Temporary Cash Investments
(Cost $10,134)		10,134
Total Investments (100.1%)
(Cost $239,911)		260,088
Other Assets and Liabilities (–0.1%)
Other Assets		1,062
Liabilities		(1,225)
		(163)
Net Assets (100%)
Applicable to 20,010,178 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		259,925
Net Asset Value Per Share		$12.99

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	302,792
Undistributed Net Investment Income	434
Accumulated Net Realized Losses	(63,595)
Unrealized Appreciation (Depreciation)
Investment Securities	20,177
Futures Contracts	123
Foreign Currencies	(6)
Net Assets	259,925

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.9% and 1.2%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Growth Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends[1]	2,523
Interest[1]	19
Security Lending	2
Total Income	2,544
Expenses
Investment Advisory Fees—Note B
Basic Fee	369
Performance Adjustment	(30)
The Vanguard Group—Note C
Management and Administrative	639
Marketing and Distribution	46
Custodian Fees	21
Auditing Fees	29
Shareholders’ Reports	18
Trustees’ Fees and Expenses	1
Total Expenses	1,093
Expenses Paid Indirectly	(8)
Net Expenses	1,085
Net Investment Income	1,459
Realized Net Gain (Loss)
Investment Securities Sold[1]	10,029
Futures Contracts	586
Realized Net Gain (Loss)	10,615
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(13,815)
Futures Contracts	(53)
Foreign Currencies	(6)
Change in Unrealized Appreciation
(Depreciation)	(13,874)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,800)

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,459	1,811
Realized Net Gain (Loss)	10,615	10,730
Change in Unrealized Appreciation (Depreciation)	(13,874)	15,041
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,800)	27,582
Distributions
Net Investment Income	(1,752)	(1,812)
Realized Capital Gain	—	—
Total Distributions	(1,752)	(1,812)
Capital Share Transactions
Issued	38,858	21,535
Issued in Lieu of Cash Distributions	1,752	1,812
Redeemed	(47,775)	(38,606)
Net Increase (Decrease) from Capital Share Transactions	(7,165)	(15,259)
Total Increase (Decrease)	(10,717)	10,511
Net Assets
Beginning of Period	270,642	260,131
End of Period[2]	259,925	270,642

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $7,000, $17,000, and $0, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $434,000 and $727,000.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.18	$11.87	$8.89	$14.39	$13.15
Investment Operations
Net Investment Income	.072	.087[1]	.083	.090	.105
Net Realized and Unrealized Gain (Loss)
on Investments	(.177)	1.308	2.997	(5.490)	1.230
Total from Investment Operations	(.105)	1.395	3.080	(5.400)	1.335
Distributions
Dividends from Net Investment Income	(.085)	(.085)	(.100)	(.100)	(.095)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.085)	(.085)	(.100)	(.100)	(.095)
Net Asset Value, End of Period	$12.99	$13.18	$11.87	$8.89	$14.39

Total Return	–0.84%	11.81%	35.05%	–37.72%	10.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$260	$271	$260	$203	$359
Ratio of Total Expenses to
Average Net Assets[2]	0.40%	0.40%	0.40%	0.35%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.54%	0.73%[1]	0.81%	0.73%	0.70%
Portfolio Turnover Rate	45%	105%	95%	120%	60%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.02%), (0.02%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Growth Portfolio

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

12

Vanguard Growth Portfolio

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Delaware Management Company; Wellington Management Company, llp; and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index. The basic fees of Wellington Management Company, llp, and Delaware Management Company are subject to quarterly adjustments based on performance since December 31, 2010, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a decrease of $30,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $45,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2011, these arrangements reduced the portfolio’s expenses by $8,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	249,954	—	—
Temporary Cash Investments	7,734	2,400	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(32)	—	—
Total	257,658	2,400	—
1 Represents variation margin on the last day of the reporting period.

13

Vanguard Growth Portfolio

F. At December 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2012	13	4,071	106
E-mini S&P 500 Index	March 2012	33	2,067	6
E-mini S&P MidCap Index	March 2012	10	877	11

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2011, the portfolio had $1,206,000 of ordinary income available for distribution. The portfolio had available capital losses totaling $63,253,000 to offset future net capital gains. Of this amount, $62,453,000 is subject to expiration dates; $27,668,000 may be used to offset future net capital gains through December 31, 2012, $20,863,000 through December 31, 2016, and $13,922,000 through December 31, 2017. Capital losses of $800,000 realized beginning in fiscal 2011 may be carried forward indefinitely but must be used before any expiring loss carryforwards. Capital loss carryforwards of $44,092,000 expired on December 31, 2011; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At December 31, 2011, the cost of investment securities for tax purposes was $240,060,000. Net unrealized appreciation of investment securities for tax purposes was $20,028,000, consisting of unrealized gains of $33,267,000 on securities that had risen in value since their purchase and $13,239,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended December 31, 2011, the portfolio purchased $117,459,000 of investment securities and sold $119,981,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	2,929	1,808
Issued in Lieu of Cash Distributions	127	149
Redeemed	(3,584)	(3,328)
Net Increase (Decrease) in Shares Outstanding	(528)	(1,371)

J. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

14

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Growth Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard
Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

15

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$929.18	$1.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
Annuity and Insurance Services > 800-522-5555		index are not sponsored, endorsed, or promoted by
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any
	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690G 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

High Yield Bond Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
High Yield Bond Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® High Yield Bond Portfolio

In 2011, market performance was driven largely by investors’ attempt to obtain higher yields with some degree of safety. Vanguard High Yield Bond Portfolio benefited in this environment from its higher-quality bias: The portfolio returned 6.93% for the year, well ahead of both its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index (+4.98%), and its peer group (+3.32%).

With demand driving bond prices higher during the year, the yield of the portfolio fell (bond prices move inversely to yields). As of December 31, the portfolio’s 30-day SEC yield was 6.34%, down from 6.74% a year ago.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Risk aversion
waxes and wanes
Riskier assets did well at the beginning of the year. Investors remained relatively serene during the Arab Spring and the disasters in Japan, partly because of indications that the U.S. economy might be beginning to gain traction. High-yield issuers took advantage of both the exceptionally low interest rates and the market’s willingness to extend them credit (the spread between the yields of these securities and those of comparable U.S. Treasuries narrowed in the first months of the year, a sign that investors were more comfortable with this grade of bonds). Issuance in the United States was a remarkably high $146.1 billion between January and July, with many borrowers taking the opportunity to refinance existing debt. By the end of May, the high-yield bond index was up more than 5.5%.

Nerves began to fray, however, in the second part of the year amid concerns about a worsening of the sovereign-debt crisis in Europe and continuing political gridlock in the United States over the deficit. As volatility in the stock market ratcheted up, investors fled to the safety of Treasuries. High-yield spreads widened significantly, and between August and December, issuance slumped to $37.0 billion, around one-quarter of the level seen in the first part of the year.

It’s worth noting that while the index gained virtually nothing in the second half of the year as investors once again shunned riskier bonds, especially those rated lower than B by Moody’s Investors Service, the fund gained around 2% owing to its higher-quality holdings. Only about 3% of the fund was made up of securities with a rating lower than B, compared with around 16% for the index.

A solid long-term track record
For the ten years ended December 31, 2011, the High Yield Bond Portfolio posted an average annual return of 6.62%, trailing its benchmark (+8.85%) but ahead of its peers (+6.58%). The portfolio’s policy of investing no more than 20% in bonds with a Moody’s rating lower than B can help returns during periods of uncertainty (as was the case in 2011); it can also act as a drag during bullish years for high-yield bonds, as it did a number of times in the past decade.

A supporting role
Diversification is a must in investing. One pertinent case in point: Investors shunning the type of bonds your portfolio invests in would have missed out on returns three times higher than those of the Standard and Poor’s 500 Index in 2011. Within a well-diversified investment plan, Vanguard High Yield Bond Portfolio can play a supporting role by providing you with exposure to higher-quality high-yield bonds.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard High Yield Bond Portfolio	6.93%	6.62%
Barclays Capital U.S. Corporate High Yield Bond Index	4.98	8.85
Variable Insurance High Current Yield Funds Average[1]	3.32	6.58

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		High Current
	Portfolio	Yield Funds Average
High Yield Bond Portfolio	0.29%	0.85%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the portfolio’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment
The high-yield market, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index, returned less than its coupon in 2011, as investors priced the asset class lower to reflect the risks associated with the fiscal stress in peripheral Europe, the dysfunction in Washington, and a sluggish global economy.

The high-yield market began 2011 at an average price of $102 per $100 of par value and a yield of 7.5%. In the first half of the year, lofty global growth expectations drove the high-yield market yield to a record low of 6.6% and a price of $105. However, sentiment changed in May as renewed concerns about a global macroeconomic slowdown, the evolving situation in Europe, and the tepid recovery in the domestic economy caused a widening of spreads and a sharp correction in high-yield prices. These fears heightened in August as Eurozone sovereign borrowing costs skyrocketed, sending shock waves through risk markets. Investors began to question the stability of the euro and the European Union, and by October the high-yield market had fallen in price to $91, with a yield of 10.2%. After a recovery in the last quarter, the high-yield market ended 2011 at a price of $98 and a yield of 8.7%.

Total return for the high-yield market in 2011 was 4.98%. Returns were better in the higher rating categories. Ba-rated bonds returned 6.8%, B-rated bonds 5.4%, and Caa-rated bonds 1.2%. The distressed segment of the market, consisting of bonds rated below Caa, returned –12.4%. In this environment, the portfolio returned 6.93% for the year, benefiting on a relative basis from its higher-quality positioning and the decision to reduce risk early in the year.

Over the course of the year, the spread of the high-yield market over Treasuries widened from 526 basis points to 699 basis points, much wider than its 20-year average of 512 basis points. However, as we have mentioned in the past, we believe the better valuation metric is the market yield, which at 8.7% is well inside its 20-year average of 10.1%.

With borrowing costs still low in absolute terms, corporations have continued to tap the high-yield markets heavily. New domestic issuance for 2011 was $184 billion—shy of last year’s $229 billion, but still the second-highest total on record. Remaining 2012 and 2013 maturities are modest at just $83 billion, less than 10% of a market that now exceeds $930 billion. In addition, most of these maturities are in higher-quality names, where the potential for a failed refinancing is less likely.

In general, the health of high-yield issuers is good. Revenue and cash-flow generation improved in 2011, while leverage is on the decline. Rating agency upgrades are modestly ahead of downgrades, and forward default expectations remain low. In a vacuum, at current yields, investors would appear to be well-compensated for these risks. However, the macroeconomic backdrop is the key factor in determining future returns from the high-yield asset class, and in our view, it is too uncertain to compel us to pursue a more aggressive posture.

The portfolio’s successes
The portfolio benefited from its overweight positions in the cable, automotive, andpharmaceutical sectors, and from under- weightings in the homebuilding and transportation sectors. Credit selection in the media, technology, health care, and utilities sectors was a large contributor to relative performance.

The portfolio’s shortfalls
The portfolio’s holdings in cash and Treasuries were a slight drag for the year. The portfolio was also hurt by an under-weight position in the energy sector and an overweighting in the financial sector. Credit selection in the wireline and manufacturing sectors were also modest negatives.

The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy, and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more consistent businesses and greater predictability in terms of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry and continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential volatility.

Michael L. Hong, CFA,
Vice President and Fixed Income
Portfolio Manager

Wellington Management Company, LLP

January 12, 2012

3

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of December 31, 2011

Financial Attributes
		Comparative Broad
	Portfolio		Index[1]	Index[2]
Number of Issues	340		1,857	7,854
Yield[3]	6.3%		8.7%	2.2%
Yield to Maturity	6.6%[4]		8.7%	2.2%
Average Coupon	7.1%		8.3%	4.0%
Average Effective
Maturity	5.7 years	6.7 years		7.1 years
Average Duration	4.5 years	4.2 years		5.0 years
Expense Ratio[5]	0.29%		—	—
Short-Term Reserves	6.0%		—	—

Volatility Measures
Portfolio Versus				Portfolio Versus
Comparative Index[1]			Broad Index[2]
R-Squared		0.94		0.00
Beta		0.77		–0.04

Distribution by Maturity (% of portfolio)

Under 1 Year	7.9%
1–5 Years	34.1
5–10 Years	48.3
10–20 Years	4.4
20–30 Years	2.4
Over 30 Years	2.9

Sector Diversification[6] (% of portfolio)

Basic Industry	6.9%
Capital Goods	6.8
Communication	18.6
Consumer Cyclical	13.7
Consumer Noncyclical	12.2
Energy	6.9
Finance	16.8
Technology	8.1
Transportation	1.2
Utilities	8.8

Distribution by Credit Quality (% of portfolio)

U.S. Government	0.0%
Aaa	0.0
Aa	0.0
A	0.0
Baa	6.0
Ba	50.9
B	40.0
Other	3.1

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. Corporate High Yield Bond Index.
2 Barclays Capital U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earlirst possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the expense ratio was 0.29%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

4

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	6.93%	5.78%	6.62%	$18,977
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	17,535
Barclays Capital U.S. Corporate
High Yield Bond Index	4.98	7.54	8.85	23,355
Variable Insurance High Current Yield
Funds Average[1]	3.32	4.51	6.58	18,921

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

5

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (91.3%)
Finance (14.5%)
	Banking (3.5%)
	Bank of America Corp.	6.000%	9/1/17	150	146
	Bank of America Corp.	5.750%	12/1/17	1,085	1,034
	Bank of America Corp.	5.650%	5/1/18	225	214
	Bank of America Corp.	5.625%	7/1/20	1,345	1,242
	Bank of America Corp.	5.875%	1/5/21	650	614
	BankAmerica Capital II	8.000%	12/15/26	1,350	1,212
1	Barclays Bank plc	6.050%	12/4/17	3,261	2,958
	Barclays Bank plc	5.140%	10/14/20	1,290	1,113
2	Citigroup Capital XXI	8.300%	12/21/57	1,380	1,390
1	LBG Capital No.1 PLC	7.875%	11/1/20	2,385	1,808
1	Lloyds TSB Bank plc	6.500%	9/14/20	785	663
	NB Capital Trust IV	8.250%	4/15/27	1,535	1,397

	Finance Companies (8.9%)
	Ally Financial Inc.	8.300%	2/12/15	1,560	1,648
	Ally Financial Inc.	8.000%	3/15/20	3,225	3,306
	Ally Financial Inc.	7.500%	9/15/20	2,325	2,348
	Ally Financial Inc.	8.000%	11/1/31	1,000	963
1	CIT Group Inc.	7.000%	5/4/15	459	460
1	CIT Group Inc.	7.000%	5/2/16	2,865	2,865
	CIT Group Inc.	7.000%	5/1/17	1	1
1	CIT Group Inc.	7.000%	5/2/17	4,441	4,441
1	CIT Group Inc.	6.625%	4/1/18	3,405	3,499
	International Lease Finance Corp.	5.650%	6/1/14	500	476
	International Lease Finance Corp.	8.625%	9/15/15	1,120	1,145
	International Lease Finance Corp.	5.750%	5/15/16	530	493
1	International Lease Finance Corp.	6.750%	9/1/16	1,195	1,225
	International Lease Finance Corp.	8.750%	3/15/17	1,180	1,218
1	International Lease Finance Corp.	7.125%	9/1/18	1,775	1,833
	International Lease Finance Corp.	6.250%	5/15/19	885	816
	International Lease Finance Corp.	8.250%	12/15/20	1,511	1,526
	International Lease Finance Corp.	8.625%	1/15/22	900	907
1	Provident Funding Associates
	LP / PFG Finance Corp.	10.250%	4/15/17	1,300	1,215
	SLM Corp.	6.250%	1/25/16	2,180	2,131
	SLM Corp.	8.450%	6/15/18	1,100	1,141
	SLM Corp.	8.000%	3/25/20	1,675	1,699

	Insurance (1.9%)
2	Hartford Financial Services Group Inc.	8.125%	6/15/38	2,740	2,713
1	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,392
[1,2]	Metlife Capital Trust IV	7.875%	12/15/67	1,390	1,421
[1,2]	MetLife Capital Trust X	9.250%	4/8/68	1,000	1,128
	Provident Cos. Inc.	7.000%	7/15/18	690	757
	Unum Group	7.375%	6/15/32	175	191

	Other Finance (0.2%)
	Lender Processing Services Inc.	8.125%	7/1/16	730	715
					57,464
Industrial (68.7%)
	Basic Industry (6.4%)
	Alpha Natural Resources Inc.	6.000%	6/1/19	736	714
	Alpha Natural Resources Inc.	6.250%	6/1/21	355	343
	Arch Coal Inc.	8.750%	8/1/16	410	450
	Arch Coal Inc.	7.250%	10/1/20	465	473

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Ashland Inc.	9.125%	6/1/17	690	769
	Cascades Inc.	7.750%	12/15/17	840	832
	Cascades Inc.	7.875%	1/15/20	285	276
	Celanese US Holdings LLC	6.625%	10/15/18	380	405
	Celanese US Holdings LLC	5.875%	6/15/21	305	315
	CF Industries Inc.	6.875%	5/1/18	580	664
	CF Industries Inc.	7.125%	5/1/20	760	897
	Chemtura Corp.	7.875%	9/1/18	305	314
	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.	8.250%	12/15/17	785	832
	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.	8.500%	12/15/19	470	508
	Consol Energy Inc.	8.000%	4/1/17	885	971
	Consol Energy Inc.	8.250%	4/1/20	1,250	1,381
1	FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	1,475	1,490
1	FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	280	271
1	FMG Resources August 2006 Pty Ltd.	6.875%	2/1/18	1,250	1,198
	Lyondell Chemical Co.	8.000%	11/1/17	413	451
1	LyondellBasell Industries NV	6.000%	11/15/21	496	513
	Neenah Paper Inc.	7.375%	11/15/14	574	575
	Novelis Inc./GA	8.375%	12/15/17	1,035	1,097
	Novelis Inc./GA	8.750%	12/15/20	1,035	1,113
	Peabody Energy Corp.	7.375%	11/1/16	1,930	2,133
1	Peabody Energy Corp.	6.000%	11/15/18	1,080	1,102
1	Peabody Energy Corp.	6.250%	11/15/21	1,140	1,174
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,412
	Solutia Inc.	8.750%	11/1/17	470	511
1	Vedanta Resources plc	8.750%	1/15/14	275	267
1	Vedanta Resources plc	9.500%	7/18/18	1,535	1,306
	Weyerhaeuser Co.	7.375%	10/1/19	570	637

	Capital Goods (6.3%)
1	Ardagh Packaging Finance plc	7.375%	10/15/17	455	460
	Ball Corp.	7.125%	9/1/16	105	114
	Ball Corp.	6.625%	3/15/18	520	533
	Ball Corp.	7.375%	9/1/19	145	159
	BE Aerospace Inc.	6.875%	10/1/20	1,090	1,191
1	Bombardier Inc.	7.500%	3/15/18	845	904
1	Bombardier Inc.	7.750%	3/15/20	850	927
1	Building Materials Corp. of America	6.875%	8/15/18	420	439
1	Building Materials Corp. of America	6.750%	5/1/21	510	536
	Case New Holland Inc.	7.750%	9/1/13	695	740
	Case New Holland Inc.	7.875%	12/1/17	2,660	3,006
1	Cemex Finance LLC	9.500%	12/14/16	1,605	1,401
1	CNH Capital LLC	6.250%	11/1/16	1,200	1,242
	Crown Americas LLC / Crown
	Americas Capital Corp. III	6.250%	2/1/21	1,100	1,149
1	Fibria Overseas Finance Ltd.	7.500%	5/4/20	2,999	2,930
1	Fibria Overseas Finance Ltd.	6.750%	3/3/21	150	135
1	Huntington Ingalls Industries Inc.	6.875%	3/15/18	696	684
1	Huntington Ingalls Industries Inc.	7.125%	3/15/21	1,050	1,032
	Masco Corp.	6.125%	10/3/16	465	478
	Masco Corp.	5.850%	3/15/17	193	192
	Masco Corp.	6.625%	4/15/18	105	106
	Masco Corp.	7.125%	3/15/20	742	746
	Owens Corning	9.000%	6/15/19	1,000	1,192
1	Reynolds Group Issuer Inc / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Luxembourg SA	8.750%	10/15/16	1,975	2,079

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
1	Reynolds Group Issuer Inc / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Luxembourg SA	7.125%	4/15/19	1,355	1,375
1	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Luxembourg SA	7.875%	8/15/19	245	256
	United Rentals North America Inc.	10.875%	6/15/16	810	895

	Communication (16.9%)
	Belo Corp.	8.000%	11/15/16	250	271
	Cablevision Systems Corp.	8.625%	9/15/17	985	1,093
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	7.250%	10/30/17	1,035	1,092
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	7.875%	4/30/18	1,045	1,116
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	7.000%	1/15/19	911	947
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	8.125%	4/30/20	1,156	1,266
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	6.500%	4/30/21	1,505	1,528
1	Cequel Communications Holdings I
	LLC and Cequel Capital Corp.	8.625%	11/15/17	1,635	1,733
	Clear Channel Worldwide
	Holdings Inc.	9.250%	12/15/17	245	262
	Clear Channel Worldwide
	Holdings Inc.	9.250%	12/15/17	1,315	1,420
	Cricket Communications Inc.	7.750%	5/15/16	655	680
	Cricket Communications Inc.	7.750%	10/15/20	2,750	2,420
	CSC Holdings LLC	7.875%	2/15/18	1,190	1,315
	CSC Holdings LLC	7.625%	7/15/18	2,085	2,293
	CSC Holdings LLC	8.625%	2/15/19	895	1,031
1	CSC Holdings LLC	6.750%	11/15/21	690	726
	DISH DBS Corp.	7.875%	9/1/19	295	335
	DISH DBS Corp.	6.750%	6/1/21	3,230	3,496
1	eAccess Ltd.	8.250%	4/1/18	1,236	1,168
1	EH Holding Corp.	6.500%	6/15/19	1,602	1,670
1	EH Holding Corp.	7.625%	6/15/21	265	278
	Frontier Communications Corp.	8.250%	5/1/14	1,800	1,872
	Frontier Communications Corp.	7.875%	4/15/15	322	326
	Frontier Communications Corp.	8.250%	4/15/17	555	569
	Frontier Communications Corp.	8.125%	10/1/18	1,800	1,822
	Frontier Communications Corp.	8.500%	4/15/20	865	880
	Frontier Communications Corp.	8.750%	4/15/22	200	198
	GCI Inc.	6.750%	6/1/21	711	691
1	Inmarsat Finance plc	7.375%	12/1/17	400	414
1	Intelsat Jackson Holdings SA	7.250%	4/1/19	1,125	1,147
	Intelsat Jackson Holdings SA	8.500%	11/1/19	475	501
	Intelsat Jackson Holdings SA	7.250%	10/15/20	3,185	3,241
1	Intelsat Jackson Holdings SA	7.500%	4/1/21	1,350	1,377
	Lamar Media Corp.	6.625%	8/15/15	530	539
	Lamar Media Corp.	7.875%	4/15/18	305	323
	Liberty Interactive LLC	8.500%	7/15/29	405	389
	Liberty Interactive LLC	8.250%	2/1/30	1,280	1,229
	Mediacom Broadband LLC /
	Mediacom Broadband Corp.	8.500%	10/15/15	1,325	1,365
	MetroPCS Wireless Inc.	7.875%	9/1/18	1,485	1,507
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,175	2,039
	Nielsen Finance LLC /
	Nielsen Finance Co.	7.750%	10/15/18	1,300	1,391
	NII Capital Corp.	7.625%	4/1/21	1,990	1,970
	Quebecor Media Inc.	7.750%	3/15/16	1,340	1,379
2	Quebecor Media Inc.	7.750%	3/15/16	1,410	1,451
	SBA Telecommunications Inc.	8.000%	8/15/16	575	621
	SBA Telecommunications Inc.	8.250%	8/15/19	670	732
1	Sinclair Television Group Inc.	9.250%	11/1/17	1,075	1,172
1	Sprint Nextel Corp.	9.000%	11/15/18	2,760	2,895
1	UPCB Finance III Ltd.	6.625%	7/1/20	1,130	1,114
1	UPCB Finance V Ltd.	7.250%	11/15/21	1,170	1,184
	Videotron Ltee	9.125%	4/15/18	695	767
	Virgin Media Secured Finance plc	6.500%	1/15/18	700	744

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
1	Wind Acquisition Finance SA	11.750%	7/15/17	1,925	1,713
	Windstream Corp.	7.875%	11/1/17	1,180	1,277
	Windstream Corp.	8.125%	9/1/18	645	691
	Windstream Corp.	7.000%	3/15/19	250	253
	Windstream Corp.	7.750%	10/15/20	1,050	1,082

	Consumer Cyclical (12.7%)
	AMC Entertainment Inc.	8.000%	3/1/14	720	710
	AMC Entertainment Inc.	8.750%	6/1/19	1,495	1,547
[3,4]	Burger King Corp. Bank Loan	4.500%	10/19/16	978	959
	Cinemark USA Inc.	8.625%	6/15/19	265	288
1	CityCenter Holdings LLC /
	CityCenter Finance Corp.	7.625%	1/15/16	1,124	1,152
1	Delphi Corp.	5.875%	5/15/19	1,001	1,016
1	Delphi Corp.	6.125%	5/15/21	730	748
	Ford Motor Co.	6.625%	10/1/28	812	836
	Ford Motor Co.	7.450%	7/16/31	995	1,184
	Ford Motor Credit Co. LLC	8.000%	12/15/16	1,180	1,345
	Ford Motor Credit Co. LLC	6.625%	8/15/17	945	1,028
	Ford Motor Credit Co. LLC	5.000%	5/15/18	1,235	1,238
	Ford Motor Credit Co. LLC	8.125%	1/15/20	2,255	2,655
1	General Motors Financial Co. Inc.	6.750%	6/1/18	1,170	1,193
	Goodyear Tire & Rubber Co.	10.500%	5/15/16	179	198
	Goodyear Tire & Rubber Co.	8.250%	8/15/20	1,715	1,869
	Hanesbrands Inc.	8.000%	12/15/16	610	663
	Hanesbrands Inc.	6.375%	12/15/20	1,016	1,034
	Host Hotels & Resorts LP	6.750%	6/1/16	360	370
1	Host Hotels & Resorts LP	5.875%	6/15/19	870	885
	Host Hotels & Resorts LP	6.000%	11/1/20	1,625	1,662
	Limited Brands, Inc.	8.500%	6/15/19	140	165
	Limited Brands, Inc.	7.000%	5/1/20	580	628
	Limited Brands, Inc.	6.625%	4/1/21	1,180	1,251
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	735	859
	Macy’s Retail Holdings Inc.	7.000%	2/15/28	455	516
	Macy’s Retail Holdings Inc.	6.700%	9/15/28	275	303
	Macy’s Retail Holdings Inc.	6.900%	4/1/29	340	381
	Macy’s Retail Holdings Inc.	6.700%	7/15/34	205	225
	MGM Resorts International	10.375%	5/15/14	980	1,120
	MGM Resorts International	11.125%	11/15/17	515	588
	MGM Resorts International	9.000%	3/15/20	885	980
1	NAI Entertainment Holdings LLC	8.250%	12/15/17	165	175
	Navistar International Corp.	8.250%	11/1/21	1,350	1,431
	Neiman Marcus Group Inc.	10.375%	10/15/15	795	823
	Neiman Marcus Group Inc.	7.125%	6/1/28	795	737
	PVH Corp.	7.375%	5/15/20	645	701
1	QVC Inc.	7.500%	10/1/19	1,899	2,051
	Regal Cinemas Corp.	8.625%	7/15/19	700	753
	Rite Aid Corp.	9.750%	6/12/16	720	785
	Rite Aid Corp.	8.000%	8/15/20	750	834
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	750	885
1	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	476	495
	Service Corp. International	7.375%	10/1/14	275	299
	Service Corp. International	7.625%	10/1/18	940	1,042
	Service Corp. International	8.000%	11/15/21	1,225	1,357
	Tenneco Inc.	7.750%	8/15/18	230	243
	Tenneco Inc.	6.875%	12/15/20	775	798
1	TRW Automotive Inc.	7.000%	3/15/14	1,905	2,010
1	TRW Automotive Inc.	7.250%	3/15/17	1,230	1,322
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	7.875%	11/1/17	1,000	1,098
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	7.875%	5/1/20	410	451
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	7.750%	8/15/20	2,175	2,409

	Consumer Noncyclical (11.2%)
	ARAMARK Corp.	8.500%	2/1/15	2,485	2,535
1	ARAMARK Holdings Corp.	8.625%	5/1/16	680	700
1	BFF International Ltd.	7.250%	1/28/20	1,525	1,682
	Bio-Rad Laboratories Inc.	8.000%	9/15/16	355	388
	Biomet Inc.	10.000%	10/15/17	1,875	2,025

7

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Biomet Inc.	11.625%	10/15/17	480	521
	CHS/Community Health Systems Inc.	8.875%	7/15/15	1,780	1,851
	Constellation Brands Inc.	7.250%	9/1/16	1,780	1,949
	Constellation Brands Inc.	7.250%	5/15/17	730	799
	DaVita Inc.	6.375%	11/1/18	997	1,022
	DaVita Inc.	6.625%	11/1/20	615	630
[3,4]	Del Monte Foods Co. Bank Loan	4.500%	3/8/18	1,496	1,418
	Elan Finance PLC / Elan Finance Corp.	8.750%	10/15/16	665	712
1	Fresenius Medical Care US
	Finance Inc.	6.500%	9/15/18	165	172
1	Fresenius Medical Care US
	Finance Inc.	5.750%	2/15/21	925	924
1	Fresenius US Finance II Inc.	9.000%	7/15/15	795	890
	HCA Inc.	6.375%	1/15/15	1,390	1,411
	HCA Inc.	6.500%	2/15/16	490	497
	HCA Inc.	9.875%	2/15/17	1,075	1,172
	HCA Inc.	8.500%	4/15/19	2,315	2,535
	HCA Inc.	6.500%	2/15/20	3,330	3,447
	HCA Inc.	7.690%	6/15/25	130	115
1	Health Management Associates Inc.	7.375%	1/15/20	738	767
1	Hypermarcas SA	6.500%	4/20/21	1,170	1,038
1	IMS Health Inc.	12.500%	3/1/18	2,065	2,344
	LifePoint Hospitals Inc.	6.625%	10/1/20	540	560
1	Mylan Inc./PA	6.000%	11/15/18	2,035	2,091
1	STHI Holding Corp.	8.000%	3/15/18	495	509
	Tenet Healthcare Corp.	10.000%	5/1/18	762	872
1	Tenet Healthcare Corp.	6.250%	11/1/18	1,075	1,086
	Tenet Healthcare Corp.	8.875%	7/1/19	1,105	1,240
	Tyson Foods Inc.	6.850%	4/1/16	975	1,053
1	Valeant Pharmaceuticals International	6.500%	7/15/16	735	733
1	Valeant Pharmaceuticals International	6.750%	10/1/17	400	399
1	Valeant Pharmaceuticals International	6.875%	12/1/18	165	165
1	Valeant Pharmaceuticals International	7.000%	10/1/20	800	790
1	Valeant Pharmaceuticals International	6.750%	8/15/21	921	895
	Warner Chilcott Co. LLC / Warner
	Chilcott Finance LLC	7.750%	9/15/18	2,643	2,696

	Energy (6.3%)
	Chesapeake Energy Corp.	6.625%	8/15/20	650	694
	Chesapeake Energy Corp.	6.875%	11/15/20	300	319
	Chesapeake Energy Corp.	6.125%	2/15/21	1,738	1,781
	Concho Resources Inc.	7.000%	1/15/21	417	446
	Concho Resources Inc.	6.500%	1/15/22	795	829
	Denbury Resources Inc.	8.250%	2/15/20	523	584
	Denbury Resources Inc.	6.375%	8/15/21	330	343
	Encore Acquisition Co.	9.500%	5/1/16	1,055	1,163
1	Expro Finance Luxembourg SCA	8.500%	12/15/16	1,990	1,743
1	Harvest Operations Corp.	6.875%	10/1/17	1,375	1,406
	Hornbeck Offshore Services Inc.	6.125%	12/1/14	1,055	1,062
	Hornbeck Offshore Services Inc.	8.000%	9/1/17	510	525
	Newfield Exploration Co.	6.625%	4/15/16	660	676
	Newfield Exploration Co.	7.125%	5/15/18	1,590	1,673
	Newfield Exploration Co.	6.875%	2/1/20	425	450
	Newfield Exploration Co.	5.750%	1/30/22	720	770
	Offshore Group Investments Ltd.	11.500%	8/1/15	1,974	2,133
	Pioneer Natural Resources Co.	5.875%	7/15/16	990	1,075
	Pioneer Natural Resources Co.	6.650%	3/15/17	1,875	2,070
	Pioneer Natural Resources Co.	6.875%	5/1/18	1,235	1,392
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	392
	Range Resources Corp.	7.500%	10/1/17	415	440
	Range Resources Corp.	6.750%	8/1/20	400	443
	Range Resources Corp.	5.750%	6/1/21	1,210	1,298
	Transocean Inc.	5.050%	12/15/16	410	418
	Transocean Inc.	6.375%	12/15/21	1,081	1,146

	Other Industrial (0.5%)
	Virgin Media Finance plc	9.500%	8/15/16	1,215	1,364
	Virgin Media Finance plc	8.375%	10/15/19	440	480

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Technology (7.3%)
	Brocade Communications
	Systems Inc.	6.625%	1/15/18	240	250
	Brocade Communications
	Systems Inc.	6.875%	1/15/20	356	379
[3,4]	CDW LLC Bank Loan	4.000%	7/15/17	1,732	1,639
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	1,030	1,076
1	CommScope Inc.	8.250%	1/15/19	375	374
	Equinix Inc.	8.125%	3/1/18	915	1,006
	Equinix Inc.	7.000%	7/15/21	725	768
	Fidelity National Information
	Services Inc.	7.625%	7/15/17	480	523
1	Fidelity National Information
	Services Inc.	7.625%	7/15/17	125	136
	Fidelity National Information
	Services Inc.	7.875%	7/15/20	525	567
[3,4]	First Data Corp. Bank Loan	4.294%	9/24/14	1,448	1,210
1	First Data Corp.	7.375%	6/15/19	1,305	1,227
1	First Data Corp.	8.250%	1/15/21	1,025	917
	Freescale Semiconductor Inc.	8.875%	12/15/14	266	271
1	Freescale Semiconductor Inc.	10.125%	3/15/18	1,388	1,513
1	Freescale Semiconductor Inc.	9.250%	4/15/18	840	897
[3,4]	Freescale Semiconductor, Inc.
	Bank Loan	4.520%	12/1/16	1,692	1,624
	Iron Mountain Inc.	7.750%	10/1/19	945	997
	Iron Mountain Inc.	8.000%	6/15/20	660	688
	Iron Mountain Inc.	8.375%	8/15/21	1,075	1,148
	Jabil Circuit Inc.	7.750%	7/15/16	310	346
	Jabil Circuit Inc.	8.250%	3/15/18	255	295
	Jabil Circuit Inc.	5.625%	12/15/20	285	290
	Seagate HDD Cayman	6.875%	5/1/20	1,730	1,782
1	Seagate HDD Cayman	7.000%	11/1/21	570	584
	Seagate Technology HDD Holdings	6.800%	10/1/16	935	1,003
1	Seagate Technology International/
	Cayman Islands	10.000%	5/1/14	881	1,018
1	Sensata Technologies BV	6.500%	5/15/19	1,344	1,334
1	Sorenson Communications Inc.	10.500%	2/1/15	1,260	882
	SunGard Data Systems Inc.	10.250%	8/15/15	1,064	1,104
	SunGard Data Systems Inc.	7.375%	11/15/18	1,555	1,590
	SunGard Data Systems Inc.	7.625%	11/15/20	1,560	1,603

	Transportation (1.1%)
2	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	410	422
2	Continental Airlines 2007-1 Class B
	Pass Through Trust	6.903%	4/19/22	569	546
	Hertz Corp.	6.750%	4/15/19	1,455	1,473
	Hertz Corp.	7.375%	1/15/21	1,875	1,917
					272,742
Utilities (8.1%)
	Electric (4.8%)
	AES Corp.	7.750%	10/15/15	1,240	1,342
	AES Corp.	8.000%	10/15/17	1,255	1,374
	AES Corp.	8.000%	6/1/20	565	617
1	Calpine Corp.	7.250%	10/15/17	3,119	3,244
1	Calpine Corp.	7.500%	2/15/21	1,515	1,629
1	Dolphin Subsidiary II Inc.	6.500%	10/15/16	450	474
1	Dolphin Subsidiary II Inc.	7.250%	10/15/21	1,030	1,117
2	Homer City Funding LLC	8.734%	10/1/26	1,309	1,113
1	Intergen NV	9.000%	6/30/17	2,195	2,310
1	Ipalco Enterprises Inc.	7.250%	4/1/16	340	364
	Ipalco Enterprises Inc.	5.000%	5/1/18	370	361
2	Midwest Generation LLC	8.560%	1/2/16	237	240
	NRG Energy Inc.	7.375%	1/15/17	2,070	2,137
1	Texas Competitive Electric
	Holdings Co. LLC / TCEH
	Finance Inc.	11.500%	10/1/20	1,605	1,348
[3,4]	Texas Competitive Electric
	Holdings Co., LLC Bank Loan	4.776%	10/10/17	2,596	1,640

8

Vanguard High Yield Bond Portfolio

Face	Market
Maturity Amount	Value •
Coupon	Date	($000)	($000)
Natural Gas (3.3%)
El Paso Corp.	7.000%	6/15/17	805	882
El Paso Corp.	7.250%	6/1/18	1,755	1,922
El Paso Corp.	6.500%	9/15/20	1,230	1,328
El Paso Corp.	7.750%	1/15/32	740	858
Energy Transfer Equity LP	7.500%	10/15/20	2,165	2,344
Ferrellgas LP / Ferrellgas
Finance Corp.	6.500%	5/1/21	1,456	1,281
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	1,536	1,567
MarkWest Energy Partners
LP / MarkWest Energy Finance Corp.	6.500%	8/15/21	285	297
MarkWest Energy Partners
LP / MarkWest Energy Finance Corp.	6.250%	6/15/22	1,515	1,583
1	NGPL PipeCo LLC	7.119%	12/15/17	945	933
32,305
Total Corporate Bonds (Cost $350,379)	362,511

Shares
Equities (1.2%)
Citigroup Capital XIII Preferred	153,750	4,013
GMAC Capital Trust I Preferred	52,200	1,010
*	MediaNews Group Inc.
Warrants Exp. 03/19/2017	2,084	—
Total Equities (Cost $5,979)	5,023

Face
Amount
($000)
Temporary Cash Investment (6.1%)
Repurchase Agreement (6.1%)
Bank of America Securities, LLC
(Dated 12/30/11, Repurchase Value
$24,100,000, collateralized by Federal
National Mortgage Assn.
0.875%–3.875%, 7/12/13–8/28/14)
(Cost $24,100)	0.040%	1/3/12	24,100	24,100
Total Investments (98.6%) (Cost $380,458)	391,634
Other Assets and Liabilities (1.4%)
Other Assets	7,018
Liabilities	(1,515)
5,503
Net Assets (100%)
Applicable to 51,426,784 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	397,137
Net Asset Value Per Share	$7.72

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	387,056
Undistributed Net Investment Income	23,876
Accumulated Net Realized Losses	(24,971)
Unrealized Appreciation (Depreciation)	11,176
Net Assets	397,137

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate value of these securities was $114,469,000, representing 28.8% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2011, the aggregate value of these securities was $8,490,000, representing 2.1% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends	366
Interest	25,438
Security Lending	3
Total Income	25,807
Expenses
Investment Advisory Fees—Note B	216
The Vanguard Group—Note C
Management and Administrative	688
Marketing and Distribution	80
Custodian Fees	18
Auditing Fees	30
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	1,047
Net Investment Income	24,760
Realized Net Gain (Loss)
on Investment Securities Sold	5,664
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(6,323)
Net Increase (Decrease) in Net Assets
Resulting from Operations	24,101

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,760	24,927
Realized Net Gain (Loss)	5,664	4,160
Change in Unrealized Appreciation (Depreciation)	(6,323)	8,586
Net Increase (Decrease) in Net Assets Resulting from Operations	24,101	37,673
Distributions
Net Investment Income	(24,938)	(22,001)
Realized Capital Gain	—	—
Total Distributions	(24,938)	(22,001)
Capital Share Transactions
Issued	111,974	70,326
Issued in Lieu of Cash Distributions	24,938	22,001
Redeemed	(93,704)	(69,555)
Net Increase (Decrease) from Capital Share Transactions	43,208	22,772
Total Increase (Decrease)	42,371	38,444
Net Assets
Beginning of Period	354,766	316,322
End of Period[1]	397,137	354,766

1 Net Assets—End of Period includes undistributed net investment income of $23,876,000 and $24,054,000.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$7.78	$7.46	$5.91	$8.21	$8.63
Investment Operations
Net Investment Income	.516	.568	.543[1]	.580	.620
Net Realized and Unrealized Gain (Loss)
on Investments	.004	.290	1.567	(2.260)	(.450)
Total from Investment Operations	.520	.858	2.110	(1.680)	.170
Distributions
Dividends from Net Investment Income	(.580)	(.538)	(.560)	(.620)	(.590)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.580)	(.538)	(.560)	(.620)	(.590)
Net Asset Value, End of Period	$7.72	$7.78	$7.46	$5.91	$8.21

Total Return	6.93%	12.10%	38.85%	–21.95%	1.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$397	$355	$316	$197	$253
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.29%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	6.85%	7.54%	8.19%	8.23%	7.28%
Portfolio Turnover Rate	37%	38%	40%	22%	28%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

11

Vanguard High Yield Bond Portfolio

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio has lent its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan. Effective in August 2011, the portfolio is no longer permitted to lend its securities.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2011, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	362,511	—
Equities	5,023	—	—
Temporary Cash Investments	—	24,100	—
Total	5,023	386,611	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

12

Vanguard High Yield Bond Portfolio

For tax purposes, at December 31, 2011, the portfolio had $24,609,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $24,958,000 to offset future net capital gains of $14,412,000 through December 31, 2016, and $10,546,000 through December 31, 2017.

At December 31, 2011, the cost of investment securities for tax purposes was $380,458,000. Net unrealized appreciation of investment securities for tax purposes was $11,176,000, consisting of unrealized gains of $17,024,000 on securities that had risen in value since their purchase and $5,848,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2011, the portfolio purchased $136,391,000 of investment securities and sold $101,454,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $10,970,000 and $21,204,000, respectively.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	14,668	9,462
Issued in Lieu of Cash Distributions	3,338	3,064
Redeemed	(12,159)	(9,331)
Net Increase (Decrease) in Shares Outstanding	5,847	3,195

H. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

13

Vanguard High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of High Yield Bond Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

14

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,021.16	$1.48
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
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Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690HY 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

International Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
International Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a resultthat seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that thescope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® International Portfolio

Vanguard International Portfolio returned –13.54% in a challenging year for international stock markets. The portfolio finished the period a step ahead of its benchmark index and a step behind its peer-group average. Signs of strength were few, with major indexes of developed and emerging stock markets recording double-digit declines.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A market-like return in a tough year
In 2011, the International Portfolio held, on average, more than 50% of its assets in European stocks, a seemingly inauspicious stance in the midst of the Eurozone’s sovereign-debt crisis. (European stocks made up, on average,about 44% of the portfolio’s benchmark index.) Oddly enough, however, European markets performed better than most developed and emerging markets, giving the portfolio a slight edge over its index for the year.

Relatively strong performers in the consumer staples, health care, and energy sectors moderated some of the decline in Europe’s troubled financial sector as well as weakness in industrial and consumer discretionary stocks—two sectors exposed to the winds of austerity blowing through Europe.

In the Pacific region’s developed markets, Japan struggled in the aftermath of its natural and nuclear disaster, while regional trading and financial hubs such as Hong Kong and Singapore braced for slowdowns in the globe’s big export markets. The many natural-resource producers listed on the Australian stock exchange performed poorly as investors grew nervous that China’s voracious appetite for raw materials might diminish in a period of decelerating global growth.

Emerging markets, which until the start of 2011 had returned almost 16% per year for a decade, pulled back sharply. The portfolio’s holdings in these markets returned –17.14%, better than the emerging markets stocks in the benchmark index but an obvious disappointment. Although emerging markets have thus far seemed relatively insulated from the financial and economic traumas in the developed world, these stocks still tend to tumble in periods of heightened risk aversion.

A record of notable returns
in an unsettled decade
The past year’s volatility was a variation on a theme that has characterized global stock markets for much of the past decade, which included the tail end of the technology bubble, the subsequent recovery, and the 2008–2009 financial crisis. Vanguard International Portfolio has navigated these turbulent markets with success, returning an average of 6.14% per year over the full ten years. The portfolio outperformed both its benchmark index and the average return of competing funds for the period, a testament to the talents and experience of the three advisory firms that manage its investments.

Vanguard research suggests that international investments can moderate the volatility of an all-U.S. portfolio by providing exposure to economies and companies subject to different dynamics than those in the United States. With its skilled advisors and low costs, Vanguard International Portfolio can play a useful role in a well-diversified investment plan.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard International Portfolio	–13.54%	6.14%
Spliced International Index[1]	–13.71	4.51
Variable Insurance International Funds Average[2]	–13.26	4.66

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.51%	1.04%

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the International Portfolio’s expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard International Portfolio

Advisors’ Report

For the 12 months ended December 31, 2011, the International Portfolio returned –13.54%, in between the returns of its comparative standards in a very unfavorable environment. The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2011 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on January 18, 2012.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson, Head of Global Equities

We remain resolutely of the view that the world is not ending, and we have three main areas of disagreement with the gloomy consensus. We believe that China’s growth is well-founded and sustainable; that America is showing increasingly vigorous signs of recovery; and that Europe will pull together rather than fall apart.

We also take a different view of the most dangerous risks: We are concerned that governments may be pressured into overzealous austerity measures, and we worry that a decade of poor returns, combined with ever more short-term and self-serving behavior by many in the investment industry, is sapping investors’ confidence in the equity markets.

Our segment of the portfolio is positioned to benefit from growth in flourishing regions and sectors of the world economy, from Chinese luxury consumers to Scandinavian engineers and Japanese online shoppers. During the year we avoided the temptation to increase our investment in defensive areas with pedestrian growth prospects. In fact, we have increased exposure to cyclical businesses; examples include Australian miner Fortescue Metals, German publisher Axel Springer, and chip designer ARM. These purchases were funded by reductions in our holdings of more steady growers, such as Japan Tobacco and Tesco.

We are excited by increasingly rapid developments in technology. In 2011 we enjoyed particularly good returns from the internet companies Baidu and Rakuten; Gree, a provider of cellphone applications; and software specialist Autonomy, which was taken over by Hewlett-Packard. Aircraft engine manufacturer Rolls-Royce and compressor maker Atlas Copco, leaders in their fields, benefited from their exposure to Asia’s ongoing growth. Defying tough local market conditions, the Spanish fashion retailer Inditex continued to expand profitably around the world, a great reminder that the quality of a business can far outweigh problems in its country of domicile.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	54	818	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Schroder Investment Management	32	478	Uses fundamental research to identify high-quality
North America Inc.			companies, in developed and emerging markets,
			that the advisor believes have above-average
			growth potential.
M&G Investment	12	176	Uses a long-term, bottom-up investment approach
Management Limited			that focuses on identifying the stocks of under-
			appreciated, quality companies that the advisor
			believes will deliver high returns and have the
			potential for growth.
Cash Investments	2	35	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

3

Vanguard International Portfolio

Nintendo was our greatest disappointment. The company’s ongoing insistence that its games be played only on its own hardware suggests it will lose out to the smartphone revolution that is transforming gaming. We also suffered setbacks in our alternative-energy holdings Vestas Wind Systems and SMA Solar, as falling government subsidies and rising Chinese competition made conditions difficult for them in the short term at least.

We hesitate to make short-term predictions, but we can say that we continue to find many international companies with solid finances, appealing strategies, and great growth prospects.

Schroder Investment Management North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA, Head of Global and International Equities

Simon Webber, CFA

Our portion of the International Portfolio produced strong returns in the information technology sector. Samsung Electronics surged ahead on the back of excellent smartphone sales, and names such as Check Point Software and SAP benefited from higher corporate spending on IT software. Our exposure to consumer staples was also helpful in an environment that saw volatility and stock-to-stock correlation increase sharply around the world. Holdings such as Diageo, AB InBev, and Brazilian supermarket company CBD performed well as their strong cash flows and support from emerging market demand attracted investors.

However, our more cyclically oriented companies, mostly in financials, energy, and materials, detracted from our performance. These relatively more volatile stocks were punished when investors fled risk in the second half of the year. We had low exposure to European financials, which helped, but our emerging market holdings in the sector hurt us. In energy, while BG Group performed very well, shares of companies that are investing in future production growth, such as Niko Resources and Petrobras, suffered as investors questioned the level of demand that will exist.

From a regional perspective, our relative performance benefited from holdings in Africa and the Middle East, as well as in the United Kingdom and continental Europe. In a reversal of recent years’ trends, emerging markets were the most significant detractors. Although our IT holdings in these markets did well, financials suffered, largely because of worries about the Chinese economy.

Japan is still working to recover and rebuild from last year’s devastating tsunami. So long as its sovereign-debt market escapes the perceptions of unsustainability plaguing troubled European borrowers, we think Japan should have reasonable growth this year.

Looking ahead, we expect volatility to continue throughout the first quarter of 2012, driven by factors such as the uncertainty in the Eurozone, political cycles, and the slowdown in China’s growth. In particular, the fears of macroeconomic dislocation in Europe are likely to persist as governments cope with fiscal pressure and banks try to deleverage their balance sheets, with a resulting impact on credit growth.

The diverging fortunes of important Eurozone members have become a further complicating factor. While core Europe (Germany and northern Europe) is faring relatively well, peripheral Europe continues to struggle. Although the region overall shows a level of government debt in line with that of the United Kingdom, and better than those of the United States and Japan, the gap between individual countries’ fiscal and economic profiles continues to grow. To a large extent, however, equity markets have adjusted to the reality of the recessionary environment in Europe. Equity risk premiums are now at recession levels in the region, and many quality growth companies are selling at historically low valuations.

On the brighter side, markets have also begun to respond to encouraging U.S. economic data, while China and Brazil have started to loosen monetary policy. In addition, lower economic growth should be accompanied by declining inflationary pressure, allowing emerging markets to abandon the policy tightening mode they adopted for much of the past year.

Overall, while uncertainty remains, equity valuations are attractive and markets are discounting plenty of bad news. Our portion of the portfolio remains focused on companies with strong competitive advantage, experienced management, and financial strength, qualities that we expect to be valued more highly by equity investors in the next few years.

M&G Investment Management Limited

Portfolio Managers:
Graham E. French

Greg Aldridge

The 12 months under review were a challenging time for stock market investors. Although 2011 started well, the mood soon soured as investors became increasingly concerned about the debt problems in the Eurozone. At the same time, faced with disappointing data from the world’s biggest economies, investors were forced to acknowledge that the global economy was once again struggling and potentially on the verge of another recession.

4

Vanguard International Portfolio

These worries dampened investors’ interest in more cyclical businesses, such as Vallourec, a French manufacturer of high-quality seamless steel tubes and connectors that are used mainly in the oil and gas industry. As long-term investors, we believe firmly in the long-term structural growth drivers of the business, for which demand is growing as drilling wells become deeper and more complex.

Although our longstanding underweighting of the financial sector helped during the year, some of the good performance was offset by our stake in French banking group Société Générale. Investors became increasingly concerned about Société Générale’s financial health and potential exposure to peripheral Eurozone debt.

On the other hand, South Korean tire maker Hankook Tire and European aircraft manufacturer European Aeronautic Defence and Space (EADS) bucked the downward trend of most cyclical stocks to deliver strong contributions to performance. Hankook has continued to acquire market share and is gaining acceptance among major auto producers as a global player in terms of quality and brand. Similarly, investors have begun to recognize the fuel and cost-efficiency benefits of EADS’ aircraft, including the Airbus A380 superjumbo, as well as the company’s strong order book.

Among our purchases last year were Germany’s Software AG, a recognized leader in the business process software industry, and first-class Japanese engineering firm Misumi Group. Software AG benefits from substantial aftermarket revenues in a consolidated industry, and we believe it stands to gain from growing demand. Misumi’s main activity is the sale of a wide range of engineering components via catalogues and the internet. The company boasts not only an excellent business model but also attractive growth drivers based on factory automation and the internationalization of its revenue stream. The market seems to be underestimating the sustainability of Misumi’s returns and the potential for growth.

Stocks we sold included Victrex, a U.K. polymer manufacturer, and Consorcio Ara, a Mexican household goods company. We also took profits from our leading performers, including Hankook Tire and EADs, although we retain relatively large stakes in both of these businesses.

5

Vanguard International Portfolio

Portfolio Profile
As of December 31, 2011

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	183	1,841
Turnover Rate	33%	—
Expense Ratio[2]	0.51%	—
Short-Term Reserves	1.8%	—

Volatility Measures
	Portfolio Versus
	Spliced Index[3]
R-Squared		0.98
Beta		1.06

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	16.1%	9.0%
Consumer Staples	8.9	10.1
Energy	7.6	11.8
Financials	17.2	22.9
Health Care	7.0	7.2
Industrials	14.9	10.5
Information Technology	15.2	6.3
Materials	10.4	11.7
Telecommunication Services	1.8	6.4
Utilities	0.9	4.1

Ten Largest Holdings[4] (% of total net assets)

Baidu Inc. ADR	Internet Software
	& Services	2.8%
Atlas Copco AB	Industrial Machinery	2.1
Samsung
Electronics Co. Ltd.	Semiconductors	2.1
Tencent Holdings Ltd.	Internet Software
	& Services	2.0
Petroleo Brasileiro SA	Integrated Oil
	& Gas	1.8
BG Group plc	Integrated Oil
	& Gas	1.7
Rakuten Inc.	Internet Retail	1.5
Standard Chartered plc	Diversified Banks	1.5
BHP Billiton plc	Diversified Metals
	& Mining	1.5
Inditex SA	Apparel Retail	1.5
Top Ten		18.5%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative
	Portfolio[5]	Index[1]
Europe
United Kingdom	20.0%	15.9%
Switzerland	7.6	5.9
France	7.2	6.2
Germany	6.1	5.4
Sweden	4.8	2.1
Spain	2.8	2.2
Denmark	1.9	0.7
Norway	1.2	0.6
Other European Markets	2.3	5.0
Subtotal	53.9%	44.0%
Pacific
Japan	10.4%	14.8%
Australia	4.5	5.9
Hong Kong	2.2	1.9
Other Pacific Markets	0.7	1.2
Subtotal	17.8%	23.8%
Emerging Markets
China	8.5%	4.2%
Brazil	6.6	3.5
South Korea	3.4	3.5
Taiwan	1.1	2.6
Other Emerging Markets	4.0	9.6
Subtotal	23.6%	23.4%
North America
Canada	2.4%	8.4%
United States	1.3	0.0
Subtotal	3.7%	8.4%
Middle East
Israel	1.0%	0.4%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the International Portfolio’s expense ratio was 0.51%.
3 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
4 The holdings listed exclude any temporary cash investments and equity index products.
5 Market percentages exclude currency contracts held by the portfolio.

6

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	–13.54%	–1.57%	6.14%	$18,154
MSCI All Country World Index ex USA	–13.71	–2.92	6.31	18,441
Spliced International Index[1]	–13.71	–5.00	4.51	15,552
Variable Insurance International
Funds Average[2]	–13.26	–3.83	4.66	15,774

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

7

Vanguard International Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.6%)[1]
Australia (4.2%)
Fortescue Metals
Group Ltd.	2,958,618	12,942
Brambles Ltd.	1,753,100	12,800
Woodside Petroleum Ltd.	316,600	9,911
Woolworths Ltd.	353,900	9,084
Newcrest Mining Ltd.	219,500	6,689
James Hardie Industries
SE	762,900	5,319
Atlas Iron Ltd.	1,808,000	4,990
Sims Metal
Management Ltd.	112,396	1,456
		63,191
Austria (0.1%)
Wienerberger AG	213,000	1,917

Belgium (0.9%)
Anheuser-Busch InBev
NV	218,000	13,305

Brazil (6.5%)
Petroleo Brasileiro
SA ADR Type A	739,300	17,366
Itau Unibanco Holding
SA ADR	723,825	13,434
BM&FBovespa SA	2,492,100	13,094
Vale SA Class B ADR	619,600	12,764
* OGX Petroleo e Gas
Participacoes SA	1,113,300	8,129
Petroleo Brasileiro
SA ADR	249,000	6,188
Cia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	161,000	5,865
Itau Unibanco Holding
SA Prior Pfd.	286,900	5,228
Petroleo Brasileiro
SA Prior Pfd.	325,000	3,744
Anhanguera Educacional
Participacoes SA	323,512	3,486
Vale SA Prior Pfd.	165,000	3,346
Banco do Brasil SA	200,086	2,542
BRF - Brasil Foods SA	109,000	2,128
Fibria Celulose SA	94,103	700
		98,014
Canada (2.4%)
^ Toronto-Dominion Bank	198,500	14,865
Potash Corp. of
Saskatchewan Inc.	152,000	6,283
Suncor Energy Inc.	202,000	5,826
Niko Resources Ltd.	84,000	3,977
Teck Resources Ltd.
Class B	78,000	2,749
Sherritt International Corp.	258,131	1,383

			Market
			Value•
		Shares	($000)
*	Harry Winston
	Diamond Corp.	60,600	646
			35,729
Chile (0.3%)
	Sociedad Quimica y Minera
	de Chile SA ADR	89,800	4,836

China (8.3%)
*	Baidu Inc. ADR	357,900	41,685
	Tencent Holdings Ltd.	1,471,000	29,454
	China Mobile Ltd.	830,000	8,064
	Ping An Insurance
	Group Co.	1,014,000	6,653
	China Resources
	Enterprise Ltd.	1,668,000	5,709
	CNOOC Ltd.	3,170,500	5,529
	China Merchants
	Bank Co. Ltd.	2,535,500	5,095
	Beijing Enterprises
	Holdings Ltd.	801,500	4,799
	Belle International
	Holdings Ltd.	2,629,000	4,567
	Shandong Weigao
	Group Medical
	Polymer Co. Ltd.	4,872,000	4,377
^	Mindray Medical
	International Ltd. ADR	112,000	2,872
*	Ctrip.com
	International Ltd. ADR	121,800	2,850
*	Shanghai Pharmaceuticals
	Holding Co. Ltd.	1,350,800	2,184
	Ports Design Ltd.	630,000	950
	Hengdeli Holdings Ltd.	1,676,000	545
^	Chaoda Modern
	Agriculture Holdings Ltd.	1,971,135	140
			125,473
Denmark (1.8%)
	Novo Nordisk A/S Class B	102,814	11,811
	Novozymes A/S	353,250	10,883
	AP Moeller - Maersk A/S
	Class B	465	3,059
*,^	Vestas Wind Systems A/S	183,999	1,979
			27,732
France (6.8%)
	PPR	152,755	21,804
	L’Oreal SA	134,234	13,981
	Cie Generale d’Optique
	Essilor International SA	140,633	9,914
	LVMH Moet Hennessy
	Louis Vuitton SA	52,000	7,325
	Schneider Electric SA	135,000	7,058
	Cie Generale des
	Etablissements Michelin
	Class B	119,000	7,012
	Safran SA	217,197	6,496

			Market
			Value•
		Shares	($000)
	GDF Suez	180,000	4,891
	European Aeronautic
	Defence and Space Co.
	NV	144,000	4,484
	Publicis Groupe SA	95,000	4,360
	Total SA	72,000	3,674
	Vallourec SA	55,000	3,553
	AXA SA	223,000	2,883
	CFAO SA	74,500	2,520
	Societe Generale SA	76,436	1,687
	Veolia Environnement SA	111,000	1,216
			102,858
Germany (5.8%)
	Adidas AG	238,691	15,509
	SAP AG	285,500	15,101
	Porsche Automobil Holding
	SE Prior Pfd.	227,150	12,127
	GEA Group AG	235,000	6,634
	HeidelbergCement AG	111,681	4,730
	Symrise AG	177,080	4,716
^	SMA Solar Technology AG	79,219	4,416
	Software AG	108,000	3,982
*,^	TUI AG	641,299	3,978
	Axel Springer AG	89,784	3,853
	MTU Aero Engines Holding
	AG	60,000	3,831
^	Aixtron SE NA	274,000	3,482
	Wincor Nixdorf AG	74,000	3,305
	Siemens AG	18,000	1,722
			87,386
Hong Kong (2.1%)
	Jardine Matheson
	Holdings Ltd.	187,644	8,816
	Hong Kong Exchanges
	and Clearing Ltd.	544,900	8,670
	Swire Pacific Ltd. Class A	527,500	6,356
	Sun Hung Kai
	Properties Ltd.	390,000	4,874
^	Techtronic Industries Co.	2,799,652	2,872
^	Esprit Holdings Ltd.	462,887	596
			32,184
India (0.7%)
	HDFC Bank Ltd.	444,360	3,574
	Housing Development
	Finance Corp.	270,500	3,317
	Tata Motors Ltd.	862,000	2,894
	Reliance Capital Ltd.	186,700	825
			10,610
Ireland (0.3%)
	Kerry Group plc Class A	121,658	4,454

Israel (1.0%)
*	Check Point Software
	Technologies Ltd.	161,967	8,510
	Teva Pharmaceutical
	Industries Ltd. ADR	171,332	6,915
			15,425
Japan (9.8%)
	Rakuten Inc.	21,648	23,290
	Canon Inc.	384,300	16,912
	Honda Motor Co. Ltd.	490,000	14,926
	SMC Corp.	81,600	13,128
	Seven & I Holdings Co. Ltd.	382,000	10,646
^	Gree Inc.	295,400	10,155
	Mitsubishi Corp.	478,000	9,634
	FANUC Corp.	47,800	7,291

8

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Hoya Corp.	271,800	5,843
Sekisui Chemical Co. Ltd.	614,000	5,058
Nippon Telegraph &
Telephone Corp.	96,800	4,928
Astellas Pharma Inc.	105,000	4,264
Sysmex Corp.	130,000	4,227
Toyota Motor Corp.	124,000	4,100
Kyocera Corp.	44,200	3,545
Rohm Co. Ltd.	74,700	3,474
Nintendo Co. Ltd.	25,000	3,432
MISUMI Group Inc.	130,000	2,975
		147,828
Luxembourg (0.1%)
* Reinet Investments SCA	67,635	1,199

Netherlands (0.8%)
* ING Groep NV	1,422,000	10,170
TNT Express NV	158,478	1,180
PostNL NV	166,764	529
		11,879
Norway (1.2%)
Statoil ASA	459,995	11,780
DNB ASA	651,988	6,355
		18,135
Peru (0.6%)
Credicorp Ltd.	86,827	9,505

Russia (0.3%)
* Sberbank of Russia ADR	399,000	3,946

Singapore (0.7%)
United Overseas Bank Ltd.	386,000	4,543
Singapore Exchange Ltd.	849,000	4,013
DBS Group Holdings Ltd.	273,929	2,431
		10,987
South Africa (0.7%)
Impala Platinum
Holdings Ltd.	225,800	4,675
MTN Group Ltd.	150,000	2,665
Sasol Ltd.	55,000	2,618
		9,958
South Korea (3.3%)
Samsung
Electronics Co. Ltd.	34,543	31,774
Shinhan Financial
Group Co. Ltd.	172,582	5,968
^ Celltrion Inc.	152,700	4,819
Hyundai Mobis	17,157	4,359
Hankook Tire Co. Ltd.	83,000	3,264
		50,184
Spain (2.7%)
Inditex SA	269,869	22,031
Banco Santander SA	2,423,064	18,306
		40,337
Sweden (4.7%)
Atlas Copco AB Class A	1,505,939	32,267
Svenska Handelsbanken
AB Class A	468,777	12,285
Alfa Laval AB	537,369	10,148
Sandvik AB	803,595	9,824

		Market
		Value•
	Shares	($000)
Telefonaktiebolaget LM
Ericsson Class B	440,000	4,462
Oriflame Cosmetics SA	75,000	2,362
		71,348
Switzerland (7.5%)
Cie Financiere Richemont
SA	383,929	19,313
Novartis AG	306,500	17,499
Roche Holding AG	98,000	16,574
Syngenta AG	51,368	15,094
Nestle SA	238,000	13,667
Geberit AG	55,740	10,714
ABB Ltd.	417,882	7,850
Zurich Financial Services AG	20,100	4,529
Swatch Group AG (Bearer)	10,465	3,895
Holcim Ltd.	62,000	3,305
		112,440
Taiwan (1.1%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	4,713,204	11,777
Compal Electronics Inc.	2,350,909	2,340
Chinatrust Financial
Holding Co. Ltd.	2,794,329	1,741
		15,858
Thailand (0.4%)
Kasikornbank PCL	1,764,000	6,807

Turkey (0.9%)
Turkiye Garanti
Bankasi AS	4,318,363	13,425

United Kingdom (19.3%)
BG Group plc	1,218,500	26,032
Standard Chartered plc	1,054,197	23,058
BHP Billiton plc	784,700	22,941
ARM Holdings plc	2,240,000	20,676
Rolls-Royce Holdings plc	1,767,953	20,470
Prudential plc	1,998,000	19,769
Diageo plc	759,913	16,604
GlaxoSmithKline plc	720,500	16,417
Xstrata plc	824,000	12,546
SABMiller plc	340,000	11,953
Meggitt plc	1,857,900	10,170
British American
Tobacco plc	183,830	8,721
Vodafone Group plc	3,096,000	8,632
Signet Jewelers Ltd.	172,000	7,468
Rio Tinto plc	144,000	7,034
Capita Group plc	719,000	7,012
United Utilities Group plc	672,234	6,321
TESCO plc	1,004,100	6,283
HSBC Holdings plc	748,532	5,714
Kingfisher plc	1,442,000	5,604
AMEC plc	368,000	5,183
Unilever plc	136,000	4,561
G4S plc	1,050,000	4,432
Ultra Electronics
Holdings plc	167,000	3,831
Carnival plc	116,000	3,824
Inchcape plc	812,422	3,696
AZ Electronic Materials SA	458,019	1,709
		290,661

			Market
			Value•
		Shares	($000)
	United States (1.3%)
	Consumer Discretionary (1.3%)
*	Amazon.com Inc.	109,200	18,903
	Total Common Stocks
	(Cost $1,491,108)		1,456,514
Temporary Cash Investments (5.9%)[1]
	Money Market Fund (5.6%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.110%	83,755,882	83,756

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.3%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.060%, 1/4/12	500	500
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.040%, 2/3/12	750	750
4	Federal Home Loan
	Bank Discount Notes,
	0.030%, 3/21/12	1,000	1,000
[5,6]	Freddie Mac
	Discount Notes,
	0.040%, 2/17/12	2,000	2,000
[6,7]	Freddie Mac
	Discount Notes,
	0.050%, 4/4/12	1,000	999
			5,249
Total Temporary Cash Investments
	(Cost $89,006)		89,005
	Total Investments (102.5%)
	(Cost $1,580,114)		1,545,519
Other Assets and Liabilities (–2.5%)
	Other Assets		4,781
	Liabilities[3]		(43,078)
			(38,297)
	Net Assets (100%)
Applicable to 96,740,071 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,507,222
	Net Asset Value Per Share		$15.58

9

Vanguard International Portfolio

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,634,675
Undistributed Net Investment Income	27,717
Accumulated Net Realized Losses	(120,301)
Unrealized Appreciation (Depreciation)
Investment Securities	(34,595)
Futures Contracts	(80)
Forward Currency Contracts	(104)
Foreign Currencies	(90)
Net Assets	1,507,222

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $32,648,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.5% and 4.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $33,866,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $3,550,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
7 Securities with a value of $436,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard International Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends[1]	40,629
Interest[2]	118
Security Lending	1,943
Total Income	42,690
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,439
Performance Adjustment	661
The Vanguard Group—Note C
Management and Administrative	4,846
Marketing and Distribution	384
Custodian Fees	378
Auditing Fees	39
Shareholders’ Reports	37
Trustees’ Fees and Expenses	3
Total Expenses	8,787
Net Investment Income	33,903
Realized Net Gain (Loss)
Investment Securities Sold	51,247
Futures Contracts	(9,441)
Foreign Currencies and
Forward Currency Contracts	446
Realized Net Gain (Loss)	42,252
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(319,310)
Futures Contracts	165
Foreign Currencies and
Forward Currency Contracts	(902)
Change in Unrealized Appreciation
(Depreciation)	(320,047)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(243,892)

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,903	25,420
Realized Net Gain (Loss)	42,252	10,120
Change in Unrealized Appreciation (Depreciation)	(320,047)	202,969
Net Increase (Decrease) in Net Assets Resulting from Operations	(243,892)	238,509
Distributions
Net Investment Income	(27,223)	(26,102)
Realized Capital Gain	—	—
Total Distributions	(27,223)	(26,102)
Capital Share Transactions
Issued	231,472	201,169
Issued in Lieu of Cash Distributions	27,223	26,102
Redeemed	(269,062)	(277,579)
Net Increase (Decrease) from Capital Share Transactions	(10,367)	(50,308)
Total Increase (Decrease)	(281,482)	162,099
Net Assets
Beginning of Period	1,788,704	1,626,605
End of Period[3]	1,507,222	1,788,704

1 Dividends are net of foreign withholding taxes of $1,829,000.
2 Interest income from an affiliated company of the portfolio was $107,000.
3 Net Assets—End of Period includes undistributed net investment income of $27,717,000 and $21,551,000.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard International Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$18.29	$16.05	$11.81	$23.84	$21.56
Investment Operations
Net Investment Income	.352	.262	.270	.532	.510[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(2.782)	2.239	4.490	(10.352)	3.070
Total from Investment Operations	(2.430)	2.501	4.760	(9.820)	3.580
Distributions
Dividends from Net Investment Income	(.280)	(.261)	(.520)	(.490)	(.400)
Distributions from Realized Capital Gains	—	—	—	(1.720)	(.900)
Total Distributions	(.280)	(.261)	(.520)	(2.210)	(1.300)
Net Asset Value, End of Period	$15.58	$18.29	$16.05	$11.81	$23.84

Total Return	–13.54%	15.79%	42.57%	–44.87%	17.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,507	$1,789	$1,627	$1,114	$2,123
Ratio of Total Expenses to
Average Net Assets[2]	0.51%	0.51%	0.52%	0.46%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.97%	1.59%	1.99%	2.90%	2.23%
Portfolio Turnover Rate	33%	40%	41%	59%	41%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.04%, 0.03%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard International Portfolio

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the portfolio’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the portfolio under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

13

Vanguard International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to April 1, 2011, and the MSCI All Country World Index ex USA thereafter. The benchmark change will be fully phased in by March 2014. The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before an increase of $661,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $255,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	166,987	—	—
Common Stocks—Other	62,830	1,226,557	140
Temporary Cash Investments	83,756	5,249	—
Futures Contracts—Assets[1]	211	—	—
Forward Currency Contracts—Assets	—	132	—
Forward Currency Contracts—Liabilities	—	(236)	—
Total	313,784	1,231,702	140
1 Represents variation margin on the last day of the reporting period.

14

Vanguard International Portfolio

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2011. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks—Other
Amount valued based on Level 3 Inputs	($000)
Balance as of December 31, 2010	—
Transfers into Level 3	140
Balance as of December 31, 2011	140

E. At December 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	211	132	343
Liabilities	—	(236)	(236)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(9,441)	—	(9,441)
Forward Currency Contracts	—	960	960
Realized Net Gain (Loss) on Derivatives	(9,441)	960	(8,481)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	165	—	165
Forward Currency Contracts	—	(776)	(776)
Change in Unrealized Appreciation (Depreciation) on Derivatives	165	(776)	(611)

At December 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2012	347	10,397	97
FTSE 100 Index	March 2012	92	7,915	106
Topix Index	March 2012	65	6,150	(129)
S&P ASX 200 Index	March 2012	37	3,811	(154)

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

15

Vanguard International Portfolio

At December 31, 2011, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	3/21/12	EUR	8,200	USD	10,653	(197)
UBS AG	3/21/12	GBP	5,126	USD	7,960	(39)
UBS AG	3/13/12	JPY	496,554	USD	6,462	61
UBS AG	3/20/12	AUD	3,901	USD	3,964	71

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2011, the portfolio realized net foreign currency losses of $514,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the portfolio’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Passive foreign investment companies held at December 31, 2011, had unrealized appreciation of $367,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at December 31, 2011, the portfolio had $32,848,000 of ordinary income available for distribution. The portfolio had available capital losses totaling $120,157,000 to offset future net capital gains. Of this amount, $113,586,000 may be used to offset future net capital gains through December 31, 2017. Capital losses of $6,571,000 realized beginning in fiscal 2011 may be carried forward indefinitely but must be used before any expiring loss carryforwards.

At December 31, 2011, the cost of investment securities for tax purposes was $1,580,481,000. Net unrealized depreciation of investment securities for tax purposes was $34,962,000, consisting of unrealized gains of $180,626,000 on securities that had risen in value since their purchase and $215,588,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2011, the portfolio purchased $562,643,000 of investment securities and sold $557,601,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	13,087	12,310
Issued in Lieu of Cash Distributions	1,461	1,613
Redeemed	(15,595)	(17,451)
Net Increase (Decrease) in Shares Outstanding	(1,047)	(3,528)

I. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

16

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of International Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard
International Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio designates to shareholders foreign source income of $34,767,000 and foreign taxes paid of $1,848,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2012 to determine the calendar-year amounts to be included on their 2011 tax returns.

17

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$825.65	$2.35
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.63	2.60

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
Annuity and Insurance Services > 800-522-5555		index are not sponsored, endorsed, or promoted by
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any
	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690I 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Mid-Cap Index Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Mid-Cap Index Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Mid-Cap Index Portfolio

The U.S. stock market’s strong start and finish bookended a summer filled with volatility. For all its ups and downs during the year, the market wasn’t far from the starting line when the circuit was finished. For the fiscal year ended December 31, 2011, Vanguard Mid-Cap Index Portfolio returned –2.04%, a result that was in line with the return of its target index and more than 2 percentage points ahead of the average return of competitor funds.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks took a rocky path
en route to lackluster returns
After two straight years of double-digit gains following the financial crisis, thebroad U.S. stock market opened 2011 on an optimistic note. The economy seemed to be slowly improving, and companies continued to post solid earnings. Even Japan’s earthquake and nuclear disaster didn’t keep U.S. stocks down.

However, a springtime slump deteriorated into a tumultuous summer as Europe’s debt crisis, the U.S. debt ceiling debate, and negative economic news grabbed investors’ attention. In the year’s final quarter, stocks soared again as record earnings took center stage and the economy appeared to be stabilizing.

When all was said and done, U.S. mid-capitalization stocks finished the year a bit behind where they started. Mid-cap stocks trailed both their large- and small-cap counterparts, and growth stocks trumped value stocks.

Financial and information technology stocks weighed the most on the portfolio’s returns. Financial services companies and commercial and investment banks were affected by regulatory pressures, mortgage-related problems, and Europe’s debt crisis. Within IT, the highly cyclical semiconductor industry––where the largest companies sometimes squeeze their smaller competitors—hurt the portfolio. The materials sector was another source of trouble, as the commodity outlook restrained results.

Not surprisingly, the industry sectors that performed the best were defensively oriented: utilities and consumer staples.

In addition to providing products and services that are considered necessities, both sectors offer relatively high dividend yields. Diversified utilities and soft drink and food companies were the bright spots within these sectors.

Mid-cap stocks held up
during a difficult decade
Although mid-cap stocks lagged in 2011, their record over the past decade wasmuch more impressive. Over this period, Vanguard Mid-Cap Index Portfolio recorded an average annual return of 6.63%. By comparison, large-cap stocks, as measured by the Standard & Poor’s 500 Index, posted average annual returns of 2.92%.

The portfolio successfully met its objective of closely tracking its benchmark index, a challenge for index fund advisors in volatile stock market environments. Such a performance is a tribute to Vanguard Quantitative Equity Group, the portfolio’s advisor, whose decades of index-tracking experience and sophisticated portfolio construction and management techniques have helped investors capture as much as possible of the returns produced by the mid-cap market.

Strive for balance
in building your portfolio
Volatility characterized the stock markets in 2011, reminiscent of the turmoil of 2008. Of course, this year’s flat result was in contrast to both the plunge of 2008 and the solid climbs of 2009 and 2010.

At Vanguard, we counsel investors to avoid overreacting to either the market’s short-term turmoil or the headlines that inevitably trumpet these gyrations. We believe investors should construct a balanced portfolio of stock, bond, and money market funds that is tailored to their specific goals, time horizon, and risk tolerance. The Mid-Cap Index Portfolio, with its low expenses and wide exposure to midsize U.S. companies, can be a suitable part of such an investment program.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Mid-Cap Index Portfolio	–2.04%	6.63%
Spliced Mid Cap Index[1]	–1.91	6.70
Variable Insurance Mid-Cap Core Funds Average[2]	–4.47	5.67

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.28%	0.89%

1 S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the portfolio’s expense ratio was 0.26%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of December 31, 2011

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	451	447	3,745
Median Market Cap	$5.8B	$5.8B	$31.3B
Price/Earnings Ratio	17.8x	17.8x	15.0x
Price/Book Ratio	2.0x	2.0x	2.1x
Yield[3]	1.3%	1.5%	2.0%
Return on Equity	14.4%	14.4%	19.0%
Earnings Growth Rate	6.0%	6.0%	7.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	27%	—	—
Expense Ratio[4]	0.28%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00		0.97
Beta	1.00		1.09

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	17.6%	17.5%	12.2%
Consumer Staples	5.6	5.6	10.6
Energy	8.6	8.6	10.8
Financials	16.7	16.7	15.0
Health Care	10.4	10.4	11.4
Industrials	11.8	11.8	11.1
Information Technology	14.6	14.6	18.7
Materials	6.7	6.8	4.1
Telecommunication
Services	1.3	1.3	2.5
Utilities	6.7	6.7	3.6

Ten Largest Holdings[5] (% of total net assets)

Humana Inc.	Managed Health
	Care	0.7%
Alexion Pharmaceuticals
Inc.	Biotechnology	0.6
FMC Technologies Inc.	Oil & Gas Equipment
	& Services	0.6
AvalonBay
Communities Inc.	Residential REITs	0.6
Fastenal Co.	Trading Companies
	& Distributors	0.6
SanDisk Corp.	Computer Storage
	& Peripherals	0.5
Ross Stores Inc.	Apparel Retail	0.5
WW Grainger Inc.	Trading Companies
	& Distributors	0.5
Motorola Mobility	Communications
Holdings Inc.	Equipment	0.5
O’Reilly Automotive Inc.	Automotive Retail	0.5
Top Ten		5.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US Mid Cap 450 Index.
2 Dow Jones U.S. Total Stock Market Index .
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the expense ratio was 0.26%.
5 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Index Portfolio	–2.04%	1.26%	6.63%	$19,003
Dow Jones U.S. Total Stock Market Index	0.52	0.28	3.90	14,657
Spliced Mid Cap Index[1]	–1.91	1.37	6.70	19,132
Variable Insurance Mid-Cap
Core Funds Average[2]	–4.47	1.02	5.67	17,357

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)[1]
Consumer Discretionary (17.5%)
	Ross Stores Inc.	80,646	3,833
*	O’Reilly Automotive Inc.	46,939	3,753
*	Chipotle Mexican Grill Inc.
	Class A	10,810	3,651
	Limited Brands Inc.	87,485	3,530
*	Dollar Tree Inc.	42,052	3,495
	Genuine Parts Co.	54,027	3,306
	Mattel Inc.	118,238	3,282
	Starwood Hotels & Resorts
	Worldwide Inc.	67,393	3,233
*	Liberty Interactive Corp.
	Class A	197,601	3,204
	Harley-Davidson Inc.	81,521	3,169
	Nordstrom Inc.	59,061	2,936
	Tiffany & Co.	41,646	2,759
*	BorgWarner Inc.	37,707	2,403
	Family Dollar Stores Inc.	41,374	2,386
*	CarMax Inc.	77,982	2,377
*	Sirius XM Radio Inc.	1,296,645	2,360
*	Apollo Group Inc. Class A	42,514	2,290
	Virgin Media Inc.	102,936	2,201
	Wyndham Worldwide Corp.	56,564	2,140
	Darden Restaurants Inc.	46,387	2,114
*	Liberty Global Inc. Class A	49,600	2,035
	PetSmart Inc.	38,829	1,992
	JC Penney Co. Inc.	55,315	1,944
	International Game
	Technology	103,250	1,776
	Advance Auto Parts Inc.	25,347	1,765
	H&R Block Inc.	105,682	1,726
	Tractor Supply Co.	24,554	1,722
	Autoliv Inc.	30,775	1,646
	Newell Rubbermaid Inc.	100,363	1,621
*	Lululemon Athletica Inc.	34,572	1,613
*	Liberty Global Inc.	40,739	1,610
	Interpublic Group of
	Cos. Inc.	165,441	1,610
	Garmin Ltd.	40,132	1,598
	PVH Corp.	20,957	1,477
*	Fossil Inc.	18,556	1,473
	Abercrombie & Fitch Co.	29,936	1,462
	Gentex Corp.	49,271	1,458
*	LKQ Corp.	47,901	1,441
	Lear Corp.	35,814	1,425
	Hasbro Inc.	41,626	1,327
	Scripps Networks
	Interactive Inc. Class A	30,729	1,304
	Polaris Industries Inc.	22,581	1,264
*	Netflix Inc.	18,142	1,257
*	NVR Inc.	1,826	1,253
	Whirlpool Corp.	26,375	1,251
	Williams-Sonoma Inc.	32,392	1,247
	DR Horton Inc.	97,909	1,235

			Market
			Value•
		Shares	($000)
*	MGM Resorts International	118,232	1,233
*	Tempur-Pedic
	International Inc.	23,165	1,217
	Dick’s Sporting Goods Inc.	32,908	1,214
*	Mohawk Industries Inc.	20,212	1,210
	Royal Caribbean Cruises Ltd.	48,611	1,204
*	Urban Outfitters Inc.	43,450	1,197
*	Goodyear Tire & Rubber Co.	84,191	1,193
*	TRW Automotive
	Holdings Corp.	36,199	1,180
*	GameStop Corp. Class A	48,709	1,175
	Tupperware Brands Corp.	20,902	1,170
	Leggett & Platt Inc.	48,830	1,125
	Gannett Co. Inc.	82,920	1,109
*	Ulta Salon Cosmetics &
	Fragrance Inc.	16,925	1,099
*	Toll Brothers Inc.	52,416	1,070
	Cablevision Systems Corp.
	Class A	71,850	1,022
*	Deckers Outdoor Corp.	13,326	1,007
	Expedia Inc.	34,250	994
	Lennar Corp. Class A	49,022	963
*	Under Armour Inc. Class A	13,063	938
	American Eagle
	Outfitters Inc.	60,685	928
	Harman International
	Industries Inc.	24,153	919
	DeVry Inc.	22,540	867
*	Charter Communications
	Inc. Class A	15,196	865
*	TripAdvisor Inc.	34,250	863
*	PulteGroup Inc.	119,123	752
	Guess? Inc.	22,478	670
	Washington Post Co. Class B	1,740	656
	Weight Watchers
	International Inc.	11,478	631
*	Lamar Advertising Co.
	Class A	21,516	592
*	Hyatt Hotels Corp. Class A	15,436	581
*	AutoNation Inc.	15,202	561
*	Dunkin’ Brands Group Inc.	18,714	467
*	ITT Educational Services Inc.	7,063	402
*	Clear Channel Outdoor
	Holdings Inc. Class A	13,419	168
	Lennar Corp. Class B	4,820	75
*	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 3/2/2012	570	—
			131,271
Consumer Staples (5.6%)
	Whole Foods Market Inc.	51,914	3,612
	JM Smucker Co.	39,452	3,084
	Dr Pepper Snapple
	Group Inc.	74,822	2,954
	Bunge Ltd.	50,833	2,908
	Coca-Cola Enterprises Inc.	110,022	2,836

			Market
			Value•
		Shares	($000)
	Safeway Inc.	120,670	2,539
	Beam Inc.	47,852	2,451
*	Hansen Natural Corp.	25,978	2,394
	Church & Dwight Co. Inc.	49,478	2,264
	Tyson Foods Inc. Class A	105,504	2,178
	Herbalife Ltd.	40,732	2,105
	McCormick & Co. Inc.	41,404	2,088
*	Green Mountain Coffee
	Roasters Inc.	44,827	2,010
*	Energizer Holdings Inc.	23,769	1,842
*	Ralcorp Holdings Inc.	19,043	1,628
	Hormel Foods Corp.	50,786	1,487
*	Constellation Brands Inc.
	Class A	65,777	1,360
*	Smithfield Foods Inc.	51,172	1,242
*	Dean Foods Co.	63,554	712
			41,694
Energy (8.6%)
*	FMC Technologies Inc.	82,878	4,329
	Range Resources Corp.	55,547	3,441
	Pioneer Natural
	Resources Co.	36,290	3,247
*	Concho Resources Inc.	33,936	3,181
	Consol Energy Inc.	78,240	2,871
	Cabot Oil & Gas Corp.	36,047	2,736
	EQT Corp.	48,947	2,682
*	Kinder Morgan
	Management LLC	30,040	2,359
	Helmerich & Payne Inc.	36,899	2,153
*	Denbury Resources Inc.	139,081	2,100
*	Whiting Petroleum Corp.	40,436	1,888
	Core Laboratories NV	16,038	1,828
	Cimarex Energy Co.	29,418	1,821
*	Plains Exploration &
	Production Co.	48,735	1,790
	QEP Resources Inc.	61,000	1,787
*	Newfield Exploration Co.	46,548	1,756
	Southern Union Co.	40,987	1,726
	Oceaneering
	International Inc.	37,368	1,724
*	Nabors Industries Ltd.	99,031	1,717
	Sunoco Inc.	41,730	1,712
	HollyFrontier Corp.	72,020	1,685
	SM Energy Co.	22,027	1,610
*	Alpha Natural Resources Inc.	78,261	1,599
*	Ultra Petroleum Corp.	52,712	1,562
*	Dresser-Rand Group Inc.	27,071	1,351
*	Rowan Cos. Inc.	43,882	1,331
	Energen Corp.	24,884	1,244
*	Tesoro Corp.	49,606	1,159
	Patterson-UTI Energy Inc.	53,642	1,072
	Arch Coal Inc.	73,675	1,069
*	SandRidge Energy Inc.	128,308	1,047
*	Continental Resources Inc.	15,547	1,037
*	McDermott International Inc.	81,128	934
*	Cobalt International
	Energy Inc.	40,700	632
	EXCO Resources Inc.	44,634	466
*	WPX Energy Inc.	9,981	181
			64,827
Financials (16.7%)
	AvalonBay
	Communities Inc.	32,437	4,236
	Host Hotels & Resorts Inc.	243,548	3,597
	Health Care REIT Inc.	65,410	3,567
*	IntercontinentalExchange
	Inc.	25,341	3,055

5

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	KeyCorp	329,305	2,532
	Moody’s Corp.	71,020	2,392
	SLM Corp.	177,318	2,376
	NYSE Euronext	90,205	2,354
	Macerich Co.	45,421	2,298
*	CIT Group Inc.	65,738	2,292
	Digital Realty Trust Inc.	34,288	2,286
	Kimco Realty Corp.	140,342	2,279
	Unum Group	104,564	2,203
	Willis Group Holdings plc	56,712	2,200
	American Capital
	Agency Corp.	75,998	2,134
	Lincoln National Corp.	106,313	2,065
	Plum Creek Timber Co. Inc.	55,871	2,043
	XL Group plc Class A	102,954	2,035
	Federal Realty
	Investment Trust	21,670	1,967
	SL Green Realty Corp.	29,451	1,963
	UDR Inc.	75,494	1,895
	Rayonier Inc.	41,928	1,871
	Regions Financial Corp.	435,038	1,871
	New York Community
	Bancorp Inc.	151,198	1,870
	Comerica Inc.	69,211	1,786
*	Affiliated Managers
	Group Inc.	17,887	1,716
*	Arch Capital Group Ltd.	45,922	1,710
	People’s United
	Financial Inc.	130,217	1,673
	Huntington Bancshares Inc.	298,414	1,638
	Essex Property Trust Inc.	11,624	1,633
	Leucadia National Corp.	71,593	1,628
	Cincinnati Financial Corp.	53,411	1,627
	Realty Income Corp.	45,911	1,605
	Everest Re Group Ltd.	18,762	1,578
	Torchmark Corp.	36,234	1,572
*	CBRE Group Inc. Class A	100,758	1,534
	Camden Property Trust	24,555	1,528
	Alexandria Real Estate
	Equities Inc.	21,412	1,477
	PartnerRe Ltd.	22,119	1,420
	WR Berkley Corp.	41,090	1,413
*	MSCI Inc. Class A	41,553	1,368
	Axis Capital Holdings Ltd.	42,326	1,353
	Assurant Inc.	32,564	1,337
	Reinsurance Group of
	America Inc. Class A	25,499	1,332
	RenaissanceRe Holdings Ltd.	17,836	1,327
*	Markel Corp.	3,174	1,316
	Liberty Property Trust	39,884	1,232
	Transatlantic Holdings Inc.	21,558	1,180
	Regency Centers Corp.	31,036	1,168
	Fidelity National
	Financial Inc. Class A	73,082	1,164
	Legg Mason Inc.	48,250	1,160
	Raymond James
	Financial Inc.	37,268	1,154
*	Genworth Financial Inc.
	Class A	169,693	1,112
	Ares Capital Corp.	70,903	1,095
	White Mountains
	Insurance Group Ltd.	2,378	1,078
	Duke Realty Corp.	87,052	1,049
*	NASDAQ OMX Group Inc.	42,755	1,048
	HCC Insurance Holdings Inc.	37,885	1,042
	Zions Bancorporation	63,754	1,038
	Hudson City Bancorp Inc.	164,122	1,026

			Market
			Value•
		Shares	($000)
	Commerce Bancshares Inc.	26,817	1,022
	Piedmont Office Realty
	Trust Inc. Class A	59,517	1,014
	Cullen/Frost Bankers Inc.	19,010	1,006
	Hospitality Properties Trust	42,722	982
	Eaton Vance Corp.	40,778	964
	American Financial
	Group Inc.	26,028	960
	Brown & Brown Inc.	42,051	952
	DDR Corp.	76,453	930
	Jones Lang LaSalle Inc.	15,010	920
	Chimera Investment Corp.	355,047	891
	SEI Investments Co.	50,537	877
	Weingarten Realty Investors	39,769	868
	CBOE Holdings Inc.	31,355	811
	Old Republic
	International Corp.	85,147	789
	Erie Indemnity Co. Class A	10,054	786
	Assured Guaranty Ltd.	57,375	754
	City National Corp.	16,596	733
	First Horizon National Corp.	91,155	729
	Validus Holdings Ltd.	22,326	703
	Jefferies Group Inc.	44,903	617
*	First Republic Bank	20,149	617
	BOK Financial Corp.	9,515	523
*	TFS Financial Corp.	31,541	283
*	LPL Investment
	Holdings Inc.	9,136	279
			125,508
Health Care (10.4%)
	Humana Inc.	57,484	5,036
*	Alexion Pharmaceuticals Inc.	63,590	4,547
	AmerisourceBergen Corp.
	Class A	92,866	3,454
*	Mylan Inc.	147,001	3,155
*	Cerner Corp.	49,524	3,033
*	Laboratory Corp. of
	America Holdings	34,957	3,005
*	Pharmasset Inc.	23,426	3,003
*	Edwards Lifesciences Corp.	39,576	2,798
	Perrigo Co.	28,755	2,798
*	Watson Pharmaceuticals Inc.	46,196	2,787
*	Varian Medical Systems Inc.	40,381	2,711
	CR Bard Inc.	29,837	2,551
*	DaVita Inc.	32,192	2,441
*	Life Technologies Corp.	62,224	2,421
*	Vertex Pharmaceuticals Inc.	71,779	2,384
*	Waters Corp.	31,503	2,333
*	Henry Schein Inc.	31,886	2,054
*	CareFusion Corp.	77,051	1,958
*	Hospira Inc.	56,811	1,725
	DENTSPLY International Inc.	48,711	1,704
*	Mettler-Toledo
	International Inc.	10,986	1,623
*	Hologic Inc.	90,268	1,581
*	Coventry Health Care Inc.	51,182	1,554
*	IDEXX Laboratories Inc.	19,580	1,507
*	Endo Pharmaceuticals
	Holdings Inc.	40,187	1,388
	Omnicare Inc.	39,920	1,375
*	Regeneron
	Pharmaceuticals Inc.	24,680	1,368
*	ResMed Inc.	52,164	1,325
*	Illumina Inc.	42,879	1,307
*	Allscripts Healthcare
	Solutions Inc.	64,731	1,226

			Market
			Value•
		Shares	($000)
	Universal Health
	Services Inc. Class B	31,221	1,213
*	Gen-Probe Inc.	16,699	987
	Patterson Cos. Inc.	33,115	978
*	Covance Inc.	20,935	957
	Lincare Holdings Inc.	32,383	833
*	Warner Chilcott plc Class A	48,397	732
*	Alere Inc.	28,293	653
*	Bio-Rad Laboratories Inc.
	Class A	6,702	644
*	Community Health
	Systems Inc.	32,229	562
*	Human Genome
	Sciences Inc.	65,926	487
			78,198
Industrials (11.8%)
	Fastenal Co.	96,656	4,215
	WW Grainger Inc.	20,471	3,832
	Cooper Industries plc	56,828	3,077
	Roper Industries Inc.	33,091	2,875
	Joy Global Inc.	36,163	2,711
*	Kansas City Southern	37,809	2,571
	L-3 Communications
	Holdings Inc.	36,313	2,421
	Southwest Airlines Co.	277,880	2,379
*	Delta Air Lines Inc.	292,414	2,366
	AMETEK Inc.	55,807	2,349
	Pall Corp.	40,115	2,293
*	Stericycle Inc.	28,219	2,199
*	United Continental
	Holdings Inc.	114,343	2,158
	Iron Mountain Inc.	63,077	1,943
	Flowserve Corp.	19,208	1,908
*	Jacobs Engineering
	Group Inc.	44,107	1,790
*	Verisk Analytics Inc. Class A	44,264	1,776
	Textron Inc.	95,913	1,773
	Donaldson Co. Inc.	24,728	1,683
	Equifax Inc.	42,191	1,634
*	TransDigm Group Inc.	16,436	1,573
	Xylem Inc.	60,204	1,547
*	Quanta Services Inc.	71,476	1,540
	JB Hunt Transport
	Services Inc.	33,162	1,495
	KBR Inc.	52,001	1,449
*	AGCO Corp.	33,251	1,429
	Cintas Corp.	40,727	1,418
	Gardner Denver Inc.	18,032	1,389
	Robert Half International Inc.	47,401	1,349
*	BE Aerospace Inc.	33,796	1,308
	Masco Corp.	123,939	1,299
	Pitney Bowes Inc.	69,675	1,292
	Dun & Bradstreet Corp.	16,973	1,270
*	IHS Inc. Class A	14,516	1,251
	Waste Connections Inc.	36,993	1,226
	Hubbell Inc. Class B	18,214	1,218
	MSC Industrial
	Direct Co. Inc. Class A	16,461	1,178
*	Owens Corning	40,391	1,160
	Pentair Inc.	34,210	1,139
	Towers Watson & Co.
	Class A	18,963	1,136
	Timken Co.	28,835	1,116
*	Hertz Global Holdings Inc.	93,650	1,098
	SPX Corp.	17,623	1,062
	Manpower Inc.	28,251	1,010
	Avery Dennison Corp.	34,854	1,000

6

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	URS Corp.	27,581	969
*	Copart Inc.	20,166	966
	RR Donnelley & Sons Co.	64,991	938
*	Babcock & Wilcox Co.	38,714	934
*	Nielsen Holdings NV	31,030	921
*	Navistar International Corp.	23,917	906
*	Spirit Aerosystems
	Holdings Inc. Class A	41,025	852
*	Sensata Technologies
	Holding NV	30,495	801
*	Foster Wheeler AG	41,690	798
*	AECOM Technology Corp.	37,191	765
			88,755
Information Technology (14.7%)
*	SanDisk Corp.	82,515	4,061
*	Motorola Mobility
	Holdings Inc.	97,684	3,790
*	F5 Networks Inc.	27,834	2,954
	Xilinx Inc.	91,447	2,932
*	NVIDIA Corp.	208,188	2,885
*	Fiserv Inc.	48,845	2,869
*	Teradata Corp.	58,008	2,814
	KLA-Tencor Corp.	57,558	2,777
*	Red Hat Inc.	66,574	2,749
	Amphenol Corp. Class A	58,550	2,658
	Maxim Integrated
	Products Inc.	101,673	2,648
*	Western Digital Corp.	80,342	2,487
	Microchip Technology Inc.	65,700	2,407
*	Autodesk Inc.	78,916	2,393
	Seagate Technology plc	144,650	2,372
	Linear Technology Corp.	78,515	2,358
*	Electronic Arts Inc.	113,720	2,343
	Avago Technologies Ltd.	76,256	2,201
*	Nuance
	Communications Inc.	84,257	2,120
*	Akamai Technologies Inc.	63,554	2,051
*	BMC Software Inc.	60,558	1,985
*	Micron Technology Inc.	312,299	1,964
	VeriSign Inc.	54,662	1,953
*	Trimble Navigation Ltd.	42,467	1,843
*	Alliance Data Systems Corp.	17,531	1,820
*	ANSYS Inc.	31,756	1,819
*	Equinix Inc.	16,188	1,641
*	Avnet Inc.	52,635	1,636
*	Lam Research Corp.	42,657	1,579
*	Rackspace Hosting Inc.	35,965	1,547
	Harris Corp.	41,579	1,498
*	Arrow Electronics Inc.	39,640	1,483
*	Flextronics
	International Ltd.	251,858	1,425
	FLIR Systems Inc.	55,032	1,380
*	TIBCO Software Inc.	57,373	1,372
*	Informatica Corp.	36,751	1,357
*	Synopsys Inc.	49,492	1,346
	Jabil Circuit Inc.	67,740	1,332
	Factset Research
	Systems Inc.	15,065	1,315
	Global Payments Inc.	27,672	1,311
*	Atmel Corp.	160,245	1,298

			Market
			Value•
		Shares	($000)
*	MICROS Systems Inc.	27,835	1,297
*	VeriFone Systems Inc.	35,718	1,269
	Computer Sciences Corp.	53,385	1,265
*	Riverbed Technology Inc.	50,860	1,195
*	ON Semiconductor Corp.	154,364	1,192
*	LSI Corp.	197,231	1,173
	IAC/InterActiveCorp	27,402	1,167
*	SAIC Inc.	93,951	1,155
	Total System Services Inc.	56,452	1,104
*	Advanced Micro
	Devices Inc.	203,114	1,097
	Solera Holdings Inc.	24,443	1,089
*	Skyworks Solutions Inc.	64,426	1,045
*	Ingram Micro Inc.	54,478	991
*	Polycom Inc.	60,776	991
	Broadridge Financial
	Solutions Inc.	42,751	964
*	Rovi Corp.	38,541	947
	Lexmark International Inc.
	Class A	27,453	908
*	Cree Inc.	38,065	839
	Molex Inc.	31,477	751
*	First Solar Inc.	19,417	655
*	Acme Packet Inc.	19,610	606
*	Dolby Laboratories Inc.
	Class A	18,245	557
	Molex Inc. Class A	16,068	318
*	Zynga Inc.	26,857	253
*	Freescale Semiconductor
	Holdings I Ltd.	16,994	215
			109,816
Materials (6.8%)
	CF Industries Holdings Inc.	24,778	3,592
	Cliffs Natural Resources Inc.	50,345	3,139
	Sherwin-Williams Co.	31,146	2,780
	Sigma-Aldrich Corp.	42,071	2,628
	Celanese Corp. Class A	53,881	2,385
	FMC Corp.	24,687	2,124
	Airgas Inc.	24,729	1,931
	Ball Corp.	53,548	1,912
	Eastman Chemical Co.	48,550	1,896
	MeadWestvaco Corp.	58,779	1,760
	Vulcan Materials Co.	44,568	1,754
*	Crown Holdings Inc.	52,105	1,750
	Allegheny Technologies Inc.	34,779	1,662
	Albemarle Corp.	30,042	1,547
	Ashland Inc.	26,888	1,537
	International Flavors &
	Fragrances Inc.	27,815	1,458
	Rock-Tenn Co. Class A	24,487	1,413
	United States Steel Corp.	49,614	1,313
	Walter Energy Inc.	21,512	1,303
	Reliance Steel &
	Aluminum Co.	25,776	1,255
	Valspar Corp.	30,705	1,197
	Martin Marietta
	Materials Inc.	15,790	1,191
	Sonoco Products Co.	34,456	1,136
*	Owens-Illinois Inc.	56,599	1,097
	Domtar Corp.	13,626	1,090

			Market
			Value•
		Shares	($000)
	Bemis Co. Inc.	35,605	1,071
	Sealed Air Corp.	59,484	1,024
	Steel Dynamics Inc.	71,814	944
	Scotts Miracle-Gro Co.
	Class A	15,264	713
	Huntsman Corp.	66,907	669
*	Molycorp Inc.	20,386	489
	Titanium Metals Corp.	30,796	461
	Greif Inc. Class A	8,036	366
			50,587
Telecommunication Services (1.3%)
	Windstream Corp.	201,674	2,368
	Frontier
	Communications Corp.	343,964	1,771
*	SBA Communications Corp.
	Class A	38,411	1,650
*	NII Holdings Inc.	58,942	1,256
*	Level 3 Communications Inc.	52,762	897
*	MetroPCS
	Communications Inc.	87,578	760
	Telephone & Data
	Systems Inc.
	(Special Common Shares)	14,085	335
	Telephone & Data
	Systems Inc.	10,438	270
*	United States Cellular Corp.	4,514	197
			9,504
Utilities (6.7%)
	DTE Energy Co.	58,355	3,177
	ONEOK Inc.	33,850	2,934
	Wisconsin Energy Corp.	80,592	2,818
	CenterPoint Energy Inc.	139,452	2,802
	Ameren Corp.	83,385	2,763
	Constellation Energy
	Group Inc.	65,968	2,617
	NiSource Inc.	96,983	2,309
	Northeast Utilities	61,152	2,206
	CMS Energy Corp.	87,359	1,929
	American Water
	Works Co. Inc.	60,491	1,927
	OGE Energy Corp.	33,733	1,913
	SCANA Corp.	42,239	1,903
*	Calpine Corp.	111,241	1,817
	Pinnacle West Capital Corp.	37,554	1,809
	AGL Resources Inc.	40,221	1,700
	Alliant Energy Corp.	38,208	1,685
	NSTAR	35,707	1,677
	Pepco Holdings Inc.	78,041	1,584
*	NRG Energy Inc.	83,117	1,506
	Integrys Energy Group Inc.	26,949	1,460
	MDU Resources Group Inc.	65,022	1,395
	TECO Energy Inc.	70,623	1,352
	National Fuel Gas Co.	24,271	1,349
	NV Energy Inc.	81,236	1,328
	UGI Corp.	38,574	1,134
	Aqua America Inc.	47,848	1,055
			50,149
Total Common Stocks
(Cost $769,202)			750,309

7

Vanguard Mid-Cap Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
2 Vanguard Market Liquidity
Fund, 0.110%	1,158,053	1,158

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Federal Home Loan Bank
Discount Notes,
0.060%, 1/4/12	100	100
Total Temporary Cash Investments
(Cost $1,258)		1,258
Total Investments (100.3%)
(Cost $770,460)		751,567
Other Assets and Liabilities (–0.3%)
Other Assets		2,737
Liabilities		(4,760)
		(2,023)
Net Assets (100%)
Applicable to 51,736,220 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		749,544
Net Asset Value Per Share		$14.49

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	738,193
Undistributed Net Investment Income	7,593
Accumulated Net Realized Gains	22,648
Unrealized Appreciation (Depreciation)
Investment Securities	(18,893)
Futures Contracts	3
Net Assets	749,544

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.2% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends	11,109
Interest[1]	3
Security Lending	74
Total Income	11,186
Expenses
The Vanguard Group—Note B
Investment Advisory Services	119
Management and Administrative	1,679
Marketing and Distribution	181
Custodian Fees	80
Auditing Fees	28
Shareholders’ Reports	30
Trustees’ Fees and Expenses	1
Total Expenses	2,118
Net Investment Income	9,068
Realized Net Gain (Loss)
Investment Securities Sold	46,876
Futures Contracts	34
Realized Net Gain (Loss)	46,910
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	(72,828)
Futures Contracts	3
Change in Unrealized
Appreciation (Depreciation)	(72,825)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(16,847)

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,068	8,275
Realized Net Gain (Loss)	46,910	21,392
Change in Unrealized Appreciation (Depreciation)	(72,825)	131,414
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,847)	161,081
Distributions
Net Investment Income	(8,387)	(6,515)
Realized Capital Gain	—	—
Total Distributions	(8,387)	(6,515)
Capital Share Transactions
Issued	132,257	132,465
Issued in Lieu of Cash Distributions	8,387	6,515
Redeemed	(189,504)	(112,497)
Net Increase (Decrease) from Capital Share Transactions	(48,860)	26,483
Total Increase (Decrease)	(74,094)	181,049
Net Assets
Beginning of Period	823,638	642,589
End of Period[2]	749,544	823,638

1 Interest income from an affiliated company of the portfolio was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $7,593,000 and $6,912,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.93	$12.02	$9.22	$18.58	$19.85
Investment Operations
Net Investment Income	.172	.150	.128	.180	.240
Net Realized and Unrealized Gain (Loss)
on Investments	(.462)	2.881	3.302	(7.090)	.940
Total from Investment Operations	(.290)	3.031	3.430	(6.910)	1.180
Distributions
Dividends from Net Investment Income	(.150)	(.121)	(.180)	(.250)	(.260)
Distributions from Realized Capital Gains	—	—	(.450)	(2.200)	(2.190)
Total Distributions	(.150)	(.121)	(.630)	(2.450)	(2.450)
Net Asset Value, End of Period	$14.49	$14.93	$12.02	$9.22	$18.58

Total Return	–2.04%	25.37%	40.37%	–41.81%	6.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$750	$824	$643	$470	$841
Ratio of Total Expenses to
Average Net Assets	0.26%	0.28%	0.29%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.11%	1.19%	1.25%	1.26%	1.25%
Portfolio Turnover Rate	27%	22%	29%	32%	35%

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

10

Vanguard Mid-Cap Index Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $122,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	750,309	—	—
Temporary Cash Investments	1,158	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	751,466	100	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	March 2012	3	263	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

11

Vanguard Mid-Cap Index Portfolio

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio used a capital loss carryforward of $23,944,000 to offset taxable capital gains realized during the year ended December 31, 2011, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2011, the portfolio had $8,889,000 of ordinary income and $23,400,000 of long-term capital gains available for distribution.

At December 31, 2011, the cost of investment securities for tax purposes was $771,100,000. Net unrealized depreciation of investment securities for tax purposes was $19,533,000, consisting of unrealized gains of $103,572,000 on securities that had risen in value since their purchase and $123,105,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2011, the portfolio purchased $224,531,000 of investment securities and sold $270,886,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	8,717	10,021
Issued in Lieu of Cash Distributions	525	502
Redeemed	(12,666)	(8,841)
Net Increase (Decrease) in Shares Outstanding	(3,424)	1,682

H. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

12

Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Mid-Cap Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard
Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund.

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 98.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

13

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$906.76	$1.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.95	1.28

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
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Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
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This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
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fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
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	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
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Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
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	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690MC 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Moderate Allocation Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Moderate Allocation Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Moderate Allocation Portfolio

The new Moderate Allocation Portfolio, along with the Conservative Allocation Portfolio, is the latest addition to the Vanguard Variable Insurance Fund (VVIF) lineup. These balanced portfolios offer fixed stock and bond allocations that are created by investing in broadly diversified index funds and VVIF portfolios.

For the brief period since its October 2011 inception, Vanguard Moderate Allocation Portfolio returned 2.35%; this return was in line with that of the target index, as well as the average return of competitor funds.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Portfolio began operations
during stock market rally
The Moderate Allocation Portfolio is a “fund of funds,” and pursues its respective stock and bond allocations by investing in a combination of other VVIF portfolios and Vanguard index funds: VVIF Total Bond Market Index Portfolio (40%), VVIF Equity Index Portfolio (34%), Vanguard Total International Stock Index Fund (18%), and Vanguard Extended Market Index Fund (8%).

During its first two-plus months of operation, the Moderate Allocation Portfolio benefited from a mostly positive environment for stocks. After a tumultuous summer in which Europe’s debt crisis, the U.S. debt ceiling debate, and negative economic news grabbed investors’ attention, U.S. stocks rose in the final quarter as record earnings took center stage and the economy appeared to stabilize.

With investors more comfortable accepting the risk that comes with holding mid- and small-capitalization stocks, the Extended Market Index Fund stood out among the underlying funds, returning 5.45% for the period since the portfolio’s inception. Large-cap stocks weren’t far off the pace; the VVIF Equity Index Portfolio returned 4.39%.Serious economic and financial challenges, however, restrained the returns of stocks outside the United States, and the Total International Stock Index Fund returned –1.72% for the period.

Meanwhile, the improved economic landscape that boosted stocks in the fourth quarter muted bond returns. Still, the VVIF Total Bond Market Index Portfolio returned a respectable 1.64% for the period since the portfolio’s launch. Investors, who had sought the safety of U.S. Treasuries when stock market volatility was rampant, favored corporate bonds during this relatively stable period. The slight easing in risk aversion also meant that lower-quality issues generally outperformed higher-quality ones.

Balance is crucial
for a long-term program
While the Moderate Allocation Portfolio debuted at a time of broad-based U.S. stock market gains, it’s unreasonable to expect that the environment will always be so favorable. In the months before the portfolio’s launch, the stock market endured a tumultuous summer, and it finished mostly flat for the calendar year. Of course, that tepid result was in contrast to both the plunge of 2008 and the solid climbs of 2009 and 2010. Bonds have enjoyed a historically strong run over the past few years. What’s next for bonds, or for any type of investment for that matter, is impossible to know.

At Vanguard, we counsel investors to avoid overreacting to either the market’s short-term turmoil or the headlines that inevitably trumpet these gyrations. We believe investors should construct a balanced portfolio of stock, bond, and money market funds that is tailored to their specific goals, time horizon, and risk tolerance. The Moderate Allocation Portfolio, with its broad diversification and low expenses, can be a suitable part of such an investment program.

Total Returns

Total Returns
Since Inception[1]
Vanguard Moderate Allocation Portfolio	2.35%
Moderate Allocation Composite Index[2]	2.33
Variable Insurance Mixed Target Moderate Funds Average[3]	2.22

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 October 19, 2011.
2 Weighted 42% S&P Total Market Index, 40% Barclays Capital U.S. Aggregate Float Adjusted Bond Index, and 18% MSCI ACWI ex USA IMI Index. Returns for the MSCI index are adjusted for withholding taxes applicable to Luxembourg holding companies.
3 Derived from data provided by Lipper Inc.

2

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of December 31, 2011

Total Portfolio Characteristics

Yield[1]	2.5%
Acquired Fund Fees and Expenses[2]	0.20%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	40.0%
Vanguard Variable Insurance Fund
Equity Index Portfolio	34.1
Vanguard Total International
Stock Index Fund	18.1
Vanguard Extended Market Index Fund	7.8

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated October 19, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal period ended December 31, 2011, the annualized acquired fund fees and expenses were 0.20%.

3

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Period Total Returns (%): October 19, 2011–December 31, 2011

1 Weighted 42% S&P Total Market Index, 40% Barclays Capital U.S. Aggregate Float Adjusted Bond Index, and 18% MSCI ACWI ex USA IMI Index. Returns for the MSCI index are adjusted for withholding taxes applicable to Luxembourg holding companies.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (41.8%)
Vanguard Variable
Insurance Fund—Equity
Index Portfolio	192,477	4,398
Vanguard Extended Market
Index Fund Investor Shares	25,538	1,005
		5,403
International Stock Fund (18.1%)
Vanguard Total International
Stock Index Fund
Investor Shares	178,754	2,334

Bond Fund (40.1%)
Vanguard Variable Insurance
Fund—Total Bond
Market Index Portfolio	416,340	5,175
Total Investments (100.0%)
(Cost $12,893)		12,912
Other Assets and Liabilities (0.0%)
Other Assets		336
Liabilities		(334)
		2
Net Assets (100%)
Applicable to 630,790 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		12,914
Net Asset Value Per Share		$20.47

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	12,817
Undistributed Net Investment Income	72
Accumulated Net Realized Gains	6
Unrealized Appreciation (Depreciation)	19
Net Assets	12,914

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Moderate Allocation Portfolio

Statement of Operations

October 19, 2011[1] to
December 31, 2011
($000)
Investment Income
Income
Income Distributions Received	72
Net Investment Income—Note B	72
Realized Net Gain (Loss) on
Investment Securities Sold	6
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	19
Net Increase (Decrease) in Net Assets
Resulting from Operations	97

Statement of Changes in Net Assets

October 19, 2011[1] to
December 31, 2011
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	72
Realized Net Gain (Loss)	6
Change in Unrealized Appreciation (Depreciation)	19
Net Increase (Decrease) in Net Assets Resulting from Operations	97
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	13,006
Issued in Lieu of Cash Distributions	—
Redeemed	(189)
Net Increase (Decrease) from Capital Share Transactions	12,817
Total Increase (Decrease)	12,914
Net Assets
Beginning of Period	—
End of Period[2]	12,914

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $72,000.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Moderate Allocation Portfolio

Financial Highlights

October 19, 2011[1] to
For a Share Outstanding Throughout the Period	December 31, 2011
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.300[2]
Net Realized and Unrealized Gain (Loss) on Investments	.170
Total from Investment Operations	.470
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$20.47

Total Return	2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	1.24%[3]
Portfolio Turnover Rate	2%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and U.S. bonds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for its open federal income tax period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended December 31, 2011, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

7

Vanguard Moderate Allocation Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2011, 100% of the market value of the portfolio’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2011, the portfolio had $78,000 of ordinary income available for distribution.

At December 31, 2011, the cost of investment securities for tax purposes was $12,893,000. Net unrealized appreciation of investment securities for tax purposes was $19,000, consisting of unrealized gains of $108,000 on securities that had risen in value since their purchase and $89,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended December 31, 2011, the portfolio purchased $12,988,000 of investment securities and sold $101,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

October 19, 2011[1] to
December 31, 2011
Shares
(000)
Issued	640
Issued in Lieu of Cash Distributions	—
Redeemed	(9)
Net Increase (Decrease) in Shares Outstanding	631
1 Inception.

G. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

8

Vanguard Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Moderate Allocation Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period October 19, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by agreement to the underlying ownership records of the Vanguard funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard
Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal period ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 7.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

9

Trustees Approve Advisory Arrangement

Effective March 2011, the board of trustees approved the launch of Vanguard Variable Insurance Fund Moderate Allocation Portfolio utilizing an internalized management structure whereby the Vanguard Group, Inc.—through its Quantitative Equity Group—would provide investment advisory services to the portfolio. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the portfolio and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services to be provided to the portfolio and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board determined that, in its management of other Vanguard funds, the Quantitative Equity Group has a track record of consistent performance and disciplined investment processes. Information about the portfolio’s performance since inception can be found in the Performance Summary page of this report.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses will be well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s expense ratio appears in the Financial Statements section.

The board did not consider profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

10

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
Annuity and Insurance Services > 800-522-5555		index are not sponsored, endorsed, or promoted by
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any
	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690MA 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Money Market Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Money Market Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Money Market Portfolio

With short-term interest rates at very low levels, the Money Market Portfolio returned 0.17% for the 12 months ended December 31, 2011, but nevertheless outpaced both the portfolio’s expense-free benchmark index return of 0.08% and the average return for peer funds of 0.00%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

During the period, the portfolio maintained a net asset value of $1 per share, as is expected, but not guaranteed. On December 31, the portfolio’s 7-day SEC yield was 0.14%, down from 0.24% a year ago.

A continued emphasis
on safety and liquidity
In response to the Great Recession, the Federal Reserve has been trying to stimulate economic activity through lower interest rates. The Federal Open Market Committee cut its federal funds target rate from 5.25% in September 2007 to a target range of 0%–0.25% at the end of 2008, and it has been there ever since. (The federal funds rate is the overnight interest rate at which banks lend money to one another through deposits held at the Federal Reserve.) The upshot for short-term lenders: extremely low returns.

The portfolio’s managers focus narrowly on very high-quality, liquid instruments. This strategy served the portfolio well during a year in which investors largely sought to avoid risk. On December 31, around 55% of the portfolio was invested in what are considered “risk-free” Treasury bills and U.S. government agency debt, up from around 44% a year earlier.

As with many other money market funds, your portfolio holds U.S. dollar-denominated certificates of deposit (CDs) issued by foreign banks. Because we take a conservative approach to investing, we had no exposure at the beginning of the year to CDs of European banks in countries that our credit analysts considered to be less stable, such as Greece, Ireland, Italy, Portugal, or Spain, and by the end of the year we no longer held CDs of any European banks at all.

Because diversification outside the United States is an integral part of our investment approach, we identified attractive CD investment opportunities, primarily among Canadian and Australian banks, which passed a strict credit review by Vanguard’s seasoned team of in-house analysts.

At the end of the year, such foreign bank CDs, denominated in U.S. dollars, accounted for around 15% of the portfolio.

The same rigorous credit review process is applied to commercial paper, short-term debt instruments issued by industrial, financial, and governmental institutions in the United States and abroad, which accounted for around 20% of the portfolio’s holdings at the end of 2011. The portfolio also had some exposure to municipal bonds—another category that is considered to be ultrasafe and that performed very well in 2011.

A better performance
over the long term
The Money Market Portfolio has, thankfully, not always returned as little as it did in 2011. In fact, for the last ten years, the portfolio produced an average annual return (pulled lower by recent years of near-zero interest rates) of 2.11%, outpacing the return of its benchmark index and the average return of peer-group funds.

For money markets,
safety is king
Even in a year like 2011, when returns were frustratingly low, the Money Market Portfolio fulfilled its primary role of providing both a safe haven for investors seeking capital preservation even in volatile times and liquidity for those investors with short-term funding needs.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.14%)	0.17%	2.11%
Citigroup 3-Month U.S. Treasury Bill Index	0.08	1.85
Variable Insurance Money Market Funds Average[1]	0.00	1.71

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Money Market
	Portfolio	Funds Average
Money Market Portfolio	0.18%	0.43%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the portfolio’s expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.18%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Money Market Portfolio

Portfolio Profile
As of December 31, 2011

Financial Attributes

Yield[1]	0.14%
Average Weighted Maturity	59 days
Expense Ratio[2]	0.18%

Sector Diversification[3] (% of portfolio)

Commercial Paper	15.2%
Certificates of Deposit	2.1
Repurchase Agreements	0.2
Treasury/Agency	55.1
Yankee/Foreign	21.2
Other	6.2

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. For Vanguard money market portfolios, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market portfolios. A First Tier security is one that is eligible for money market portfolios and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market portfolios and is not a First Tier security.

1 7-day SEC yield.
2 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.18%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of December 31, 2011, was 0.14%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	0.17%	1.80%	2.11%	$12,327
Citigroup 3-Month U.S. Treasury Bill Index	0.08	1.36	1.85	12,018
Variable Insurance Money Market
Funds Average[1]	0.00	1.42	1.71	11,843

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend information.

4

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (54.5%)
2	Fannie Mae Discount Notes	0.040%	1/11/12	4,410	4,410
2	Fannie Mae Discount Notes	0.050%	1/18/12	2,000	2,000
2	Fannie Mae Discount Notes	0.050%	2/1/12	3,224	3,224
2	Fannie Mae Discount Notes	0.090%	2/15/12	5,238	5,237
2	Fannie Mae Discount Notes	0.060%–
		0.075%	2/22/12	9,160	9,159
2	Fannie Mae Discount Notes	0.090%	2/29/12	2,000	2,000
2	Fannie Mae Discount Notes	0.050%	3/1/12	2,531	2,531
2	Fannie Mae Discount Notes	0.100%–
		0.105%	3/2/12	4,500	4,499
2	Fannie Mae Discount Notes	0.100%	3/14/12	14,545	14,542
2	Fannie Mae Discount Notes	0.100%	5/9/12	1,600	1,599
2	Fannie Mae Discount Notes	0.090%–
		0.100%	5/16/12	8,000	7,997
2	Fannie Mae Discount Notes	0.065%–
		0.070%	5/21/12	6,300	6,298
3	Federal Home Loan
	Bank Discount Notes	0.065%	1/17/12	3,000	3,000
3	Federal Home Loan Bank
	Discount Notes	0.070%	2/3/12	2,946	2,946
3	Federal Home Loan Bank
	Discount Notes	0.050%	3/7/12	1,600	1,600
3	Federal Home Loan Bank
	Discount Notes	0.090%	3/19/12	11,000	10,998
3	Federal Home Loan Bank
	Discount Notes	0.050%	3/23/12	2,937	2,937
3	Federal Home Loan Bank
	Discount Notes	0.100%	4/4/12	2,000	1,999
3	Federal Home Loan Bank
	Discount Notes	0.090%	5/9/12	4,078	4,077
[3,4]	Federal Home Loan Banks	0.244%	1/9/12	7,000	7,000
[3,4]	Federal Home Loan Banks	0.262%	1/23/12	5,000	5,000
[3,4]	Federal Home Loan Banks	0.259%	1/26/12	5,000	5,000
[3,4]	Federal Home Loan Banks	0.233%	2/1/12	20,000	19,999
[3,4]	Federal Home Loan Banks	0.236%	2/3/12	1,000	1,000
[3,4]	Federal Home Loan Banks	0.241%	2/3/12	16,000	16,000
[2,4]	Federal Home Loan Mortgage Corp.	0.234%	8/24/12	25,000	24,992
[2,4]	Federal Home Loan Mortgage Corp.	0.221%	2/4/13	10,000	9,994
[2,4]	Federal Home Loan Mortgage Corp.	0.247%	3/21/13	8,000	7,995
[2,4]	Federal Home Loan Mortgage Corp.	0.220%	5/6/13	8,000	7,994
[2,4]	Federal Home Loan Mortgage Corp.	0.221%	6/3/13	8,000	7,995
[2,4]	Federal Home Loan Mortgage Corp.	0.235%	6/17/13	1,000	999
[2,4]	Federal National Mortgage Assn.	0.312%	8/23/12	14,500	14,497
[2,4]	Federal National Mortgage Assn.	0.315%	9/17/12	13,685	13,684
[2,4]	Federal National Mortgage Assn.	0.315%	10/18/12	11,000	10,998
[2,4]	Federal National Mortgage Assn.	0.312%	11/23/12	13,000	12,996
[2,4]	Federal National Mortgage Assn.	0.315%	12/20/12	5,500	5,499
[2,4]	Federal National Mortgage Assn.	0.324%	12/28/12	2,200	2,199
[2,4]	Federal National Mortgage Assn.	0.266%	8/12/13	8,000	7,996
[2,4]	Federal National Mortgage Assn.	0.245%	11/8/13	12,000	11,993
[2,4]	Federal National Mortgage Assn.	0.248%	11/14/13	15,000	14,992
2	Freddie Mac Discount Notes	0.065%	1/11/12	2,200	2,200
2	Freddie Mac Discount Notes	0.060%	1/17/12	3,000	3,000

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
2	Freddie Mac Discount Notes	0.055%	1/18/12	10,000	10,000
2	Freddie Mac Discount Notes	0.050%	1/25/12	2,781	2,781
2	Freddie Mac Discount Notes	0.050%	2/10/12	1,900	1,900
2	Freddie Mac Discount Notes	0.090%	2/13/12	16,000	15,998
2	Freddie Mac Discount Notes	0.070%	2/14/12	2,000	2,000
2	Freddie Mac Discount Notes	0.105%	3/13/12	2,025	2,025
2	Freddie Mac Discount Notes	0.090%	3/19/12	7,000	6,999
2	Freddie Mac Discount Notes	0.100%	4/9/12	1,000	1,000
2	Freddie Mac Discount Notes	0.110%	5/2/12	1,000	1,000
2	Freddie Mac Discount Notes	0.090%	5/14/12	2,000	1,999
2	Freddie Mac Discount Notes	0.090%	5/21/12	1,200	1,200
2	Freddie Mac Discount Notes	0.075%	5/30/12	2,215	2,214
2	Freddie Mac Discount Notes	0.110%	6/25/12	1,200	1,199
	United States Treasury Bill	0.030%–
		0.080%	1/5/12	23,838	23,838
	United States Treasury Bill	0.015%	1/12/12	10,876	10,876
	United States Treasury Bill	0.030%	1/19/12	25,000	25,000
	United States Treasury Bill	0.021%	1/26/12	15,000	15,000
	United States Treasury Bill	0.010%	2/2/12	40,000	40,000
	United States Treasury Bill	0.010%–
		0.083%	2/16/12	21,000	20,999
	United States Treasury Bill	0.015%	2/23/12	15,000	15,000
	United States Treasury Bill	0.010%	3/8/12	8,000	8,000
	United States Treasury Bill	0.010%–
		0.051%	3/15/12	15,000	14,999
	United States Treasury Bill	0.060%	5/24/12	10,000	9,998
	United States Treasury Bill	0.070%	5/31/12	30,000	29,991
	United States Treasury Bill	0.050%	6/7/12	20,000	19,996
	United States Treasury Bill	0.050%	6/14/12	5,000	4,999
	United States Treasury Note/Bond	1.375%	3/15/12	10,000	10,026
	United States Treasury Note/Bond	1.000%	3/31/12	10,000	10,023
	United States Treasury Note/Bond	1.875%	6/15/12	10,000	10,080
	United States Treasury Note/Bond	1.500%	7/15/12	39,250	39,546
Total U.S. Government and Agency Obligations (Cost $663,761)					663,761
Commercial Paper (20.6%)
Finance—Auto (2.5%)
	American Honda Finance Corp.	0.230%	1/9/12	1,300	1,300
	American Honda Finance Corp.	0.210%	1/17/12	1,000	1,000
	American Honda Finance Corp.	0.210%	1/18/12	5,500	5,499
	American Honda Finance Corp.	0.210%	1/19/12	500	500
	American Honda Finance Corp.	0.240%	2/2/12	1,000	1,000
	American Honda Finance Corp.	0.240%	2/8/12	500	500
	American Honda Finance Corp.	0.270%	2/13/12	800	800
	American Honda Finance Corp.	0.240%	2/14/12	1,000	1,000
	American Honda Finance Corp.	0.240%	2/15/12	400	400
	American Honda Finance Corp.	0.250%	2/22/12	500	500
	American Honda Finance Corp.	0.240%–
		0.250%	3/2/12	5,000	4,998
	American Honda Finance Corp.	0.250%	3/6/12	1,000	999
	Toyota Credit Canada Inc.	0.531%	3/20/12	500	499
	Toyota Motor Credit Corp.	0.290%	1/20/12	1,000	1,000
	Toyota Motor Credit Corp.	0.401%	2/24/12	1,000	999
	Toyota Motor Credit Corp.	0.542%	4/5/12	250	250
	Toyota Motor Credit Corp.	0.542%	4/9/12	1,000	998

5

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	Toyota Motor Credit Corp.	0.552%	4/17/12	500	499
	Toyota Motor Credit Corp.	0.521%	5/1/12	1,400	1,398
	Toyota Motor Credit Corp.	0.582%	5/15/12	730	728
	Toyota Motor Credit Corp.	0.531%	5/21/12	2,000	1,996
	Toyota Motor Credit Corp.	0.552%	6/1/12	1,370	1,367
	Toyota Motor Credit Corp.	0.552%	6/4/12	1,000	998
	Toyota Motor Credit Corp.	0.481%	6/11/12	1,000	998
					30,226
Finance—Other (6.9%)
5	Chariot Funding LLC	0.220%	1/11/12	1,100	1,100
5	Chariot Funding LLC	0.220%	1/17/12	1,600	1,600
5	Chariot Funding LLC	0.220%	1/18/12	1,000	1,000
5	Chariot Funding LLC	0.220%	1/19/12	400	400
	General Electric Capital Corp.	0.341%	3/19/12	5,000	4,996
	General Electric Capital Corp.	0.341%	3/26/12	3,000	2,997
	General Electric Capital Corp.	0.371%	4/10/12	1,000	999
	General Electric Capital Corp.	0.371%	4/11/12	4,000	3,996
	General Electric Capital Corp.	0.371%	4/12/12	4,000	3,996
	General Electric Capital Corp.	0.391%	5/15/12	3,000	2,996
	General Electric Capital Corp.	0.391%	5/16/12	5,000	4,993
	General Electric Capital Corp.	0.381%	6/19/12	3,000	2,995
	General Electric Capital Services Inc.	0.280%	3/14/12	1,720	1,719
	General Electric Capital Services Inc.	0.361%	4/2/12	4,000	3,996
	General Electric Capital Services Inc.	0.381%	4/10/12	4,000	3,996
	General Electric Capital Services Inc.	0.401%	5/7/12	1,000	998
5	Govco LLC	0.330%	1/4/12	3,000	3,000
5	Govco LLC	0.360%	2/7/12	1,000	1,000
5	Govco LLC	0.360%	2/13/12	2,000	1,999
5	Govco LLC	0.400%–
		0.410%	2/17/12	3,000	2,998
5	Govco LLC	0.410%	2/21/12	1,300	1,299
5	Govco LLC	0.410%	2/22/12	800	799
5	Govco LLC	0.420%	2/23/12	500	500
5	Govco LLC	0.420%	2/28/12	4,000	3,997
5	Govco LLC	0.431%	3/12/12	1,000	999
5	Govco LLC	0.431%	3/14/12	1,000	999
5	Govco LLC	0.410%	3/16/12	1,250	1,249
5	Govco LLC	0.370%	3/20/12	2,600	2,598
5	Jupiter Securitization Co. LLC	0.220%	1/9/12	700	700
5	Old Line Funding LLC	0.220%–
		0.240%	1/17/12	4,042	4,041
5	Old Line Funding LLC	0.220%	1/23/12	500	500
5	Old Line Funding LLC	0.220%	1/30/12	1,000	1,000
5	Old Line Funding LLC	0.230%	2/6/12	1,082	1,082
5	Old Line Funding LLC	0.220%	2/14/12	1,250	1,250
5	Old Line Funding LLC	0.220%	3/1/12	800	800
5	Old Line Funding LLC	0.220%	3/5/12	3,297	3,296
5	Old Line Funding LLC	0.220%–
		0.230%	3/12/12	3,545	3,543
5	Old Line Funding LLC	0.220%	3/13/12	500	500
5	Old Line Funding LLC	0.220%	3/15/12	541	541
5	Old Line Funding LLC	0.220%	3/19/12	2,069	2,068
					83,535
Foreign Banks (3.8%)
5	Australia & New Zealand
	Banking Group, Ltd.	0.351%	2/16/12	3,000	2,998
5	Australia & New Zealand
	Banking Group, Ltd.	0.250%	3/20/12	4,000	3,998
5	Australia & New Zealand
	Banking Group, Ltd.	0.455%	3/27/12	3,000	2,997
5	Australia & New Zealand
	Banking Group, Ltd.	0.451%	4/4/12	1,000	999
5	Australia & New Zealand
	Banking Group, Ltd.	0.461%	4/10/12	1,000	999
5	Australia & New Zealand
	Banking Group, Ltd.	0.501%	5/10/12	2,000	1,996
5	Commonwealth Bank of Australia	0.375%–
		0.400%	2/13/12	7,000	6,997
5	Commonwealth Bank of Australia	0.461%	3/15/12	2,000	1,998
5	Commonwealth Bank of Australia	0.485%	3/19/12	6,000	5,994

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
5	Westpac Banking Corp.	0.280%	1/12/12	2,000	2,000
5	Westpac Banking Corp.	0.361%–
		0.371%	1/30/12	10,000	9,997
5	Westpac Banking Corp.	0.371%	2/16/12	1,000	999
5	Westpac Banking Corp.	0.501%	5/18/12	5,000	4,990
					46,962
Foreign Government (0.1%)
5	Quebec	0.100%	3/16/12	1,400	1,400

Foreign Industrial (1.8%)
5	Nestle Capital Corp.	0.230%	1/3/12	5,000	5,000
5	Nestle Capital Corp.	0.110%	2/9/12	600	600
5	Nestle Capital Corp.	0.090%	3/13/12	500	500
5	Nestle Capital Corp.	0.170%	4/11/12	1,000	1,000
5	Nestle Capital Corp.	0.170%	4/13/12	500	500
5	Nestle Capital Corp.	0.170%	4/16/12	1,000	999
5	Nestle Capital Corp.	0.230%	5/17/12	500	500
5	Nestle Capital Corp.	0.331%	7/16/12	1,500	1,497
5	Nestle Capital Corp.	0.281%	7/23/12	1,000	998
5	Texas Instruments International
	Management Co Sarl	0.110%	3/12/12	2,600	2,599
5	Total Capital Canada, Ltd.	0.110%	1/27/12	1,500	1,500
5	Total Capital Canada, Ltd.	0.195%	2/29/12	1,000	1,000
5	Total Capital Canada, Ltd.	0.110%	3/9/12	3,500	3,499
5	Total Capital Canada, Ltd.	0.090%	3/15/12	1,400	1,400
					21,592
Industrial (5.5%)
	Chevron Corp.	0.050%	1/19/12	500	500
5	Johnson & Johnson	0.080%	1/11/12	2,000	2,000
5	Johnson & Johnson	0.070%	2/17/12	1,500	1,500
5	Johnson & Johnson	0.160%	2/28/12	1,000	1,000
5	Johnson & Johnson	0.070%	4/2/12	500	500
5	Merck & Co Inc.	0.060%	1/17/12	900	900
5	Merck & Co Inc.	0.060%	1/19/12	1,000	1,000
5	Procter & Gamble Co.	0.100%	1/19/12	500	500
5	Procter & Gamble Co.	0.090%	1/20/12	700	700
5	Procter & Gamble Co.	0.090%–
		0.100%	1/25/12	1,800	1,800
5	Procter & Gamble Co.	0.100%	2/6/12	2,500	2,500
5	Procter & Gamble Co.	0.090%–
		0.110%	2/9/12	2,250	2,250
5	Procter & Gamble Co.	0.090%	2/14/12	7,000	6,999
5	Procter & Gamble Co.	0.110%	2/22/12	2,000	1,999
5	Procter & Gamble Co.	0.110%	2/27/12	1,500	1,499
5	Procter & Gamble Co.	0.110%	3/1/12	900	900
5	Procter & Gamble Co.	0.120%	3/2/12	1,000	1,000
5	Procter & Gamble Co.	0.130%	3/12/12	2,200	2,199
5	Procter & Gamble Co.	0.140%	3/13/12	5,000	4,998
5	Procter & Gamble Co.	0.140%	3/14/12	1,000	999
5	Procter & Gamble Co.	0.130%	5/11/12	6,300	6,297
5	The Coca-Cola Co.	0.150%	1/5/12	500	500
5	The Coca-Cola Co.	0.150%	1/18/12	1,500	1,500
5	The Coca-Cola Co.	0.150%	1/19/12	1,000	1,000
5	The Coca-Cola Co.	0.150%	1/20/12	1,500	1,500
5	The Coca-Cola Co.	0.140%	1/23/12	1,500	1,500
5	The Coca-Cola Co.	0.120%	1/24/12	1,800	1,800
5	The Coca-Cola Co.	0.120%	1/25/12	1,000	1,000
5	The Coca-Cola Co.	0.120%	1/26/12	1,000	1,000
5	The Coca-Cola Co.	0.130%	2/2/12	1,000	1,000
5	The Coca-Cola Co.	0.130%	2/6/12	1,500	1,500
5	The Coca-Cola Co.	0.080%	2/8/12	1,000	1,000
5	The Coca-Cola Co.	0.120%	2/14/12	1,100	1,100
5	The Coca-Cola Co.	0.115%	3/14/12	1,000	1,000
5	The Coca-Cola Co.	0.120%	3/21/12	900	900
5	The Coca-Cola Co.	0.120%	3/22/12	2,000	1,999
5	Wal-Mart Stores, Inc.	0.080%	1/9/12	4,000	4,000
5	Wal-Mart Stores, Inc.	0.070%	1/12/12	2,705	2,705
					67,044
Total Commercial Paper (Cost $250,759)					250,759

6

Vanguard Money Market Portfolio

			Face	Market
		Maturity Amount		Value •
	Yield[1]	Date	($000)	($000)
Certificates of Deposit (17.5%)
Domestic Banks (2.1%)
Branch Banking & Trust Co.	0.270%	1/3/12	2,600	2,600
Branch Banking & Trust Co.	0.240%	1/4/12	2,200	2,200
Branch Banking & Trust Co.	0.240%	1/5/12	1,700	1,700
Branch Banking & Trust Co.	0.240%	1/9/12	4,400	4,400
Branch Banking & Trust Co.	0.230%	1/17/12	2,000	2,000
Branch Banking & Trust Co.	0.230%	1/18/12	2,000	2,000
Branch Banking & Trust Co.	0.230%	2/24/12	2,600	2,600
State Street Bank & Trust Co.	0.100%	1/5/12	2,000	2,000
State Street Bank & Trust Co.	0.100%	1/17/12	1,000	1,000
State Street Bank & Trust Co.	0.100%	1/19/12	5,000	5,000
				25,500
Eurodollar Certificates of Deposit (5.1%)
Australia & New Zealand
Banking Group, Ltd.	0.380%	2/29/12	4,000	4,000
Australia & New Zealand
Banking Group, Ltd.	0.455%	4/5/12	9,000	9,000
Australia & New Zealand
Banking Group, Ltd.	0.500%	5/2/12	2,000	2,000
Commonwealth Bank of Australia	0.380%	2/23/12	10,000	10,000
Commonwealth Bank of Australia	0.310%	3/12/12	4,000	4,000
Commonwealth Bank of Australia	0.310%	3/13/12	4,000	4,000
Commonwealth Bank of Australia	0.500%	5/18/12	5,000	5,000
National Australia Bank Ltd.	0.320%	1/12/12	4,000	4,000
National Australia Bank Ltd.	0.400%	2/16/12	4,000	4,000
National Australia Bank Ltd.	0.400%	2/17/12	6,000	6,000
National Australia Bank Ltd.	0.450%	3/1/12	4,000	4,000
National Australia Bank Ltd.	0.380%	3/13/12	3,000	3,000
National Australia Bank Ltd.	0.500%	4/5/12	4,000	4,000
				63,000
Yankee Certificates of Deposit (10.3%)
Australia & New Zealand Banking
Group, Ltd. (New York Branch)	0.350%	2/24/12	5,000	5,000
Bank of Montreal (Chicago Branch)	0.250%	1/6/12	8,000	8,000
Bank of Montreal (Chicago Branch)	0.190%	2/2/12	5,000	5,000
Bank of Montreal (Chicago Branch)	0.230%	3/1/12	10,000	10,000
Bank of Nova Scotia (Houston Branch)	0.290%	1/17/12	5,000	5,000
Bank of Nova Scotia (Houston Branch)	0.300%	1/31/12	5,000	5,000
Bank of Nova Scotia (Houston Branch)	0.260%	3/5/12	5,000	5,000
Bank of Nova Scotia (Houston Branch)	0.280%	3/19/12	5,000	5,000
Bank of Nova Scotia (Houston Branch)	0.450%	5/1/12	2,000	2,000
Bank of Nova Scotia (Houston Branch)	0.460%	5/2/12	5,000	5,000
Bank of Nova Scotia (Houston Branch)	0.460%	5/7/12	4,000	4,000
Bank of Nova Scotia (Houston Branch)	0.490%	5/15/12	2,750	2,750
Bank of Nova Scotia (Houston Branch)	0.480%	5/18/12	1,000	1,000
Bank of Nova Scotia (Houston Branch)	0.520%	5/29/12	900	900
4 National Australia Bank
(New York Branch)	0.435%	4/20/12	7,000	7,000
Royal Bank of Canada
(New York Branch)	0.350%	2/22/12	5,500	5,500
Toronto Dominion Bank
(New York Branch)	0.230%	2/3/12	2,000	2,000
Toronto Dominion Bank
(New York Branch)	0.230%	2/6/12	4,000	4,000
Toronto Dominion Bank
(New York Branch)	0.350%	2/15/12	3,000	3,000
Toronto Dominion Bank
(New York Branch)	0.380%	4/3/12	5,000	5,000
Toronto Dominion Bank
(New York Branch)	0.380%	4/4/12	3,000	3,000
Toronto Dominion Bank
(New York Branch)	0.370%	4/17/12	5,000	5,000
Toronto Dominion Bank
(New York Branch)	0.380%	5/1/12	5,000	5,000
Toronto Dominion Bank
(New York Branch)	0.390%	5/8/12	4,000	4,000
Westpac Banking Corp.
(New York Branch)	0.360%	2/9/12	4,000	4,000

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
	Westpac Banking Corp.
	(New York Branch)	0.250%	3/12/12	2,000	2,000
	Westpac Banking Corp.
	(New York Branch)	0.470%	3/16/12	5,000	5,000
4	Westpac Banking Corp.
	(New York Branch)	0.421%	5/3/12	7,000	7,000
					125,150
Total Certificates of Deposit (Cost $213,650)					213,650
Repurchase Agreement (0.2%)
	RBC Capital Markets LLC
	(Dated 12/30/11, Repurchase
	Value $2,015,000, collateralized by
	U.S. Treasury Note/Bond 2.375%,
	6/30/18) (Cost $2,015)	0.005%	1/3/12	2,015	2,015
Taxable Municipal Bonds (0.0%)
6	Los Angeles CA Department of Water
	& Power Revenue TOB VRDO	0.320%	1/6/12	145	145
6	Massachusetts Transportation Fund
	Revenue TOB VRDO	0.320%	1/6/12	100	100
6	Seattle WA Municipal Light & Power
	Revenue TOB VRDO	0.320%	1/6/12	100	100
Total Taxable Municipal Bonds (Cost $345)					345
Tax-Exempt Municipal Bonds (4.1%)
	Akron OH Bath & Copley Joint
	Township Hospital District Revenue
	(Akron General Health System) VRDO	0.100%	1/6/12	600	600
	Arizona Health Facilities Authority
	Revenue (Banner Health) VRDO	0.090%	1/6/12	675	675
	Arizona Health Facilities Authority
	Revenue (Banner Health) VRDO	0.100%	1/6/12	95	95
	Ascension Parish LA Industrial
	Development Board Revenue
	(IMTT-Geismar Project) VRDO	0.080%	1/6/12	1,000	1,000
	Bi-State Development Agency of the
	Missouri-Illinois Metropolitan
	District Revenue VRDO	0.110%	1/6/12	400	400
	Board of Regents of the University of
	Texas System Revenue Financing
	System Revenue VRDO	0.020%	1/6/12	1,000	1,000
	Board of Regents of the University of
	Texas System Revenue Financing
	System Revenue VRDO	0.020%	1/6/12	505	505
	Board of Regents of the University of
	Texas System Revenue Financing
	System Revenue VRDO	0.010%	1/6/12	250	250
	Board of Regents of the University of
	Texas System Revenue Financing
	System Revenue VRDO	0.010%	1/6/12	685	685
	Buffalo NY Municipal Water System
	Revenue VRDO	0.080%	1/6/12	250	250
	California Statewide Communities
	Development Authority Revenue
	(Redlands Community Hospital)
	VRDO	0.070%	1/6/12	300	300
	Clackamas County OR Hospital
	Facility Authority Revenue (Legacy
	Health System) VRDO	0.070%	1/6/12	100	100
	Clark County NV Industrial
	Development Revenue
	(Southwest Gas Corp.) VRDO	0.110%	1/6/12	500	500
	Cleveland-Cuyahoga County OH
	Port Authority Revenue
	(SPC Buildings 1 & 3 LLC) VRDO	0.070%	1/6/12	240	240
	Cobb County GA Hospital
	Authority Revenue (Equipment Pool
	Project) VRDO	0.100%	1/6/12	100	100

7

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Colorado Health Facilities Authority
Revenue (Evangelical Lutheran Good
Samaritan Society Project) VRDO	0.070%	1/6/12	250	250
Connecticut Health & Educational
Facilities Authority Revenue
(Yale University) VRDO	0.010%	1/6/12	400	400
Curators of the University of Missouri
System Facilities Revenue VRDO	0.060%	1/6/12	1,250	1,250
Delaware River Port Authority
Pennsylvania & New Jersey
Revenue VRDO	0.080%	1/6/12	900	900
District of Columbia Revenue
(Georgetown University) VRDO	0.070%	1/6/12	100	100
Fairfax County VA Economic
Development Authority Resource
Recovery Revenue (Lorton Arts
Foundation Project) VRDO	0.090%	1/6/12	100	100
Greenville County SC Hospital System
Revenue VRDO	0.050%	1/6/12	250	250
Hanover County VA Economic
Development Authority Revenue
(Bon Secours Health System Inc.)
VRDO	0.070%	1/6/12	130	130
Harris County TX Cultural
Education Facilities Finance Corp.
Hospital Revenue (Memorial Hermann
Healthcare System) VRDO	0.080%	1/6/12	700	700
Harris County TX Cultural Education
Facilities Finance Corp. Medical
Facilities Revenue (Baylor College of
Medicine) VRDO	0.110%	1/6/12	500	500
Houston TX Higher Education Finance
Corp. Revenue (Rice University
Project) VRDO	0.060%	1/6/12	100	100
Idaho Housing & Finance Association
Single Family Mortgage Revenue
VRDO	0.090%	1/6/12	50	50
Idaho Housing & Finance Association
Single Family Mortgage Revenue
VRDO	0.110%	1/6/12	300	300
Illinois Finance Authority
Revenue (Carle Foundation)
VRDO	0.030%	1/6/12	340	340
Illinois Finance Authority Revenue
(Carle Healthcare System) VRDO	0.010%	1/6/12	535	535
Illinois Finance Authority Revenue
(Ingalls Health System) VRDO	0.100%	1/6/12	605	605
Illinois Finance Authority Revenue
(Little Co. of Mary Hospital &
Health Care Centers) VRDO	0.100%	1/6/12	200	200
Illinois Finance Authority Revenue
(Museum of Science & Industry)
VRDO	0.090%	1/6/12	145	145
Indiana Development Finance
Authority Educational Facilities
Revenue (Indianapolis Museum of
Art Inc. Project) VRDO	0.080%	1/6/12	200	200
Indiana Educational Facilities
Authority Revenue (Wabash
College) VRDO	0.100%	1/6/12	200	200
Indiana Finance Authority Health
System Revenue (Sisters of St.
Francis Health Services Inc.
Obligated Group) VRDO	0.090%	1/6/12	315	315
Indiana Finance Authority Revenue
(Lease Appropriation) VRDO	0.070%	1/6/12	160	160
Kentucky Economic Development
Finance Authority Hospital Revenue
(Baptist Healthcare System
Obligated Group) VRDO	0.060%	1/6/12	265	265

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Lincoln County WY Pollution Control
Revenue (PacifiCorp Project) VRDO	0.090%	1/6/12	200	200
Los Angeles CA Wastewater System
Revenue VRDO	0.040%	1/6/12	430	430
Los Angeles CA Wastewater
System Revenue VRDO	0.040%	1/6/12	230	230
Loudoun County VA Industrial
Development Authority Revenue
(Howard Hughes Medical Institute)
VRDO	0.080%	1/6/12	500	500
Louisiana Public Facilities Authority
Hospital Revenue (Franciscan
Missionaries) VRDO	0.090%	1/6/12	125	125
Maine Health & Higher Educational
Facilities Authority Revenue
(Bowdoin College) VRDO	0.080%	1/6/12	170	170
Maryland Health & Higher Educational
Facilities Authority Revenue
(Johns Hopkins University) VRDO	0.070%	1/6/12	300	300
Maryland Health & Higher Educational
Facilities Authority Revenue
(University of Maryland Medical
System) VRDO	0.070%	1/6/12	500	500
Massachusetts Development
Finance Agency Revenue
(Simmons College) VRDO	0.070%	1/6/12	500	500
Massachusetts Health & Educational
Facilities Authority Revenue
(Bentley College) VRDO	0.060%	1/6/12	200	200
Massachusetts Health & Educational
Facilities Authority Revenue (Dana
Farber Cancer Institute) VRDO	0.060%	1/6/12	100	100
Massachusetts Health & Educational
Facilities Authority Revenue (MIT)
VRDO	0.020%	1/6/12	1,000	1,000
Metropolitan Atlanta GA Rapid
Transportation Authority Georgia
Sales Tax Revenue VRDO	0.070%	1/6/12	525	525
Miami-Dade County FL Special
Obligation Revenue (Juvenile
Courthouse Project) VRDO	0.080%	1/6/12	500	500
Michigan Hospital Finance Authority
Revenue (Henry Ford Health System)
VRDO	0.090%	1/6/12	400	400
Middletown OH Hospital Facilities
Revenue (Atrium Medical Center)
VRDO	0.110%	1/6/12	145	145
Mississippi Business Finance Corp.
Gulf Opportunity Zone Industrial
Development Revenue (Chevron
USA Inc. Project) VRDO	0.060%	1/6/12	400	400
Mississippi Business Finance Corp.
Health Care Facilities Revenue
(Rush Medical Foundation Project)
VRDO	0.070%	1/6/12	100	100
Missouri Health & Educational
Facilities Authority Health Facilities
Revenue (BJC Health System) VRDO	0.040%	1/6/12	500	500
Missouri Health & Educational
Facilities Authority Health Facilities
Revenue (SSM Health System) VRDO	0.060%	1/6/12	995	995
Nassau NY Health Care Corp. VRDO	0.060%	1/6/12	250	250
New Jersey Health Care Facilities
Financing Authority Revenue
(Hospital Capital Asset Pooled
Program) VRDO	0.090%	1/6/12	200	200
New Jersey Transportation Trust Fund
Authority Transportation System
Revenue VRDO	0.070%	1/6/12	400	400
New York City NY GO VRDO	0.060%	1/6/12	200	200
New York City NY GO VRDO	0.090%	1/6/12	100	100

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
New York City NY GO VRDO	0.090%	1/6/12	300	300
New York City NY GO VRDO	0.060%	1/6/12	300	300
New York City NY Housing
Development Corp. Multi-Family
Rental Housing Revenue
(Carnegie Park) VRDO	0.060%	1/6/12	400	400
New York City NY Housing
Development Corp. Multi-Family
Rental Housing Revenue (Monterey)
VRDO	0.060%	1/6/12	200	200
New York City NY Housing
Development Corp. Multi-Family
Rental Housing Revenue
(One Columbus Place Development)
VRDO	0.090%	1/6/12	100	100
New York City NY Housing
Development Corp. Multi-Family
Rental Housing Revenue (West End
Towers) VRDO	0.090%	1/6/12	300	300
New York City NY Industrial
Development Agency Civic Facility
Revenue (New York Law School)
VRDO	0.070%	1/6/12	235	235
New York State Dormitory Authority
Revenue (Royal Charter Properties)
VRDO	0.060%	1/6/12	750	750
New York State Dormitory Authority
Revenue (St. John’s University)
VRDO	0.080%	1/6/12	250	250
New York State Housing Finance
Agency Housing Revenue
(10 Liberty Street) VRDO	0.070%	1/6/12	265	265
New York State Housing Finance
Agency Housing Revenue
(125 West 31st Street) VRDO	0.090%	1/6/12	600	600
New York State Housing Finance
Agency Housing Revenue
(160 West 62nd Street) VRDO	0.070%	1/6/12	500	500
New York State Housing Finance
Agency Housing Revenue (20 River
Terrace Housing) VRDO	0.090%	1/6/12	200	200
New York State Housing Finance
Agency Housing Revenue (320 West
38th Street) VRDO	0.080%	1/6/12	500	500
New York State Housing Finance
Agency Housing Revenue
(70 Battery Place) VRDO	0.090%	1/6/12	100	100
New York State Housing Finance
Agency Housing Revenue (Clinton
Green - South) VRDO	0.090%	1/6/12	125	125
New York State Housing Finance
Agency Housing Revenue (Clinton
Green North) VRDO	0.090%	1/6/12	400	400
New York State Housing Finance
Agency Housing Revenue (East 84th
Street) VRDO	0.110%	1/6/12	300	300
New York State Housing Finance
Agency Housing Revenue (West 38th
Street) VRDO	0.080%	1/6/12	400	400
New York State Housing Finance
Agency Revenue (Gotham West
Housing) VRDO	0.060%	1/6/12	500	500
North Carolina Capital Facilities
Finance Agency Revenue
(YMCA of the Triangle) VRDO	0.120%	1/6/12	250	250
North Carolina Capital Facilities
Finance Agency Revenue
(YMCA of the Triangle) VRDO	0.100%	1/6/12	100	100
North Carolina Medical Care
Commission Health Care Facilities
Revenue (WakeMed) VRDO	0.090%	1/6/12	500	500

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	North Texas Tollway Authority System
	Revenue VRDO	0.090%	1/6/12	450	450
	Oakland University of Michigan
	Revenue VRDO	0.100%	1/6/12	100	100
	Ohio Air Quality Development
	Authority Revenue (Dayton Power &
	Light Co. Project) VRDO	0.070%	1/6/12	115	115
	Ohio GO VRDO	0.070%	1/6/12	100	100
	Ohio GO VRDO	0.070%	1/6/12	210	210
	Ohio Higher Educational Facility
	Commission Revenue (University
	Hospitals Health System Inc.) VRDO	0.100%	1/6/12	675	675
	Ohio State University General
	Receipts Revenue VRDO	0.060%	1/6/12	100	100
	Ohio State University General
	Receipts Revenue VRDO	0.060%	1/6/12	1,300	1,300
	Ohio State University General
	Receipts Revenue VRDO	0.060%	1/6/12	300	300
	Oregon Health Sciences
	University Revenue VRDO	0.090%	1/6/12	250	250
	Russell County VA Industrial
	Development Authority
	Hospital Revenue (STS Health
	Alliance) VRDO	0.090%	1/6/12	100	100
	Salem OH Hospital Facilities Revenue
	(Salem Community Hospital Project)
	VRDO	0.070%	1/6/12	105	105
	Salem OR Hospital Facility Authority
	Revenue (Salem Hospital Project)
	VRDO	0.080%	1/6/12	250	250
	South Placer CA Wastewater
	Authority Revenue VRDO	0.030%	1/6/12	250	250
	Syracuse NY Industrial Development
	Agency Civic Facility Revenue
	(Syracuse University Project) VRDO	0.070%	1/6/12	250	250
	Texas Department of Housing
	& Community Affairs Single Family
	Revenue VRDO	0.090%	1/6/12	500	500
	Texas Department of Housing
	& Community Affairs Single Family
	Revenue VRDO	0.090%	1/6/12	300	300
	Texas Department of Housing
	& Community Affairs Single Family
	Revenue VRDO	0.100%	1/6/12	195	195
	Texas Department of Housing
	& Community Affairs Single Family
	Revenue VRDO	0.150%	1/6/12	380	380
6	Texas GO TOB VRDO	0.070%	1/3/12	2,000	2,000
6	Texas GO TOB VRDO	0.070%	8/30/12	245	245
6	Texas GO TOB VRDO	0.070%	8/30/12	2,000	2,000
6	Texas GO TOB VRDO	0.070%	8/30/12	2,960	2,960
	Torrance CA Hospital Revenue
	(Torrance Memorial Medical Center)
	VRDO	0.060%	1/6/12	200	200
	University of South Florida Financing
	Corp. COP VRDO	0.090%	1/6/12	500	500
	University of Texas Permanent
	University Fund Revenue VRDO	0.020%	1/6/12	1,800	1,800
	Utah Housing Corp. Single Family
	Mortgage Revenue VRDO	0.090%	1/6/12	250	250
	Utah Housing Corp. Single Family
	Mortgage Revenue VRDO	0.090%	1/6/12	250	250
	Virginia Small Business Financing
	Authority Health Facilities Revenue
	(Bon Secours Health System Inc.)
	VRDO	0.080%	1/6/12	100	100
	Warren County KY Revenue
	(Western Kentucky University
	Student Life Foundation Inc. Project)
	VRDO	0.100%	1/6/12	275	275

9

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Warren County KY Revenue (Western
Kentucky University Student Life
Foundation Inc. Project) VRDO	0.100%	1/6/12	100	100
6 Washington County PA Authority
Revenue (Girard Estate Project)
VRDO	0.100%	1/6/12	100	100
Washington Health Care Facilities
Authority Revenue (MultiCare Health
System) VRDO	0.070%	1/6/12	200	200
Washington Health Care Facilities
Authority Revenue (Swedish Health
Services) VRDO	0.070%	1/6/12	500	500
Washington Higher Education
Facilities Authority Revenue (Bastyr
University Project) VRDO	0.080%	1/6/12	100	100
Washington Housing Finance
Commission Non-profit Housing
Revenue (Rockwood Retirement
Communities Program) VRDO	0.090%	1/6/12	100	100
West Virginia Hospital Finance
Authority Hospital Revenue
(Charleston Area Medical Center Inc.)
VRDO	0.100%	1/6/12	300	300
Whittier CA Health Facility Revenue
(Presbyterian Intercommunity
Hospital) VRDO	0.050%	1/6/12	200	200
Wisconsin Health & Educational
Facilities Authority Revenue (Aurora
Health Care Inc.) VRDO	0.080%	1/6/12	325	325
Total Tax-Exempt Municipal Bonds (Cost $49,675)				49,675

			Shares
Money Market Funds (2.1%)
7 Vanguard Municipal Cash
Management Fund (Cost $25,081)	0.087%	25,081,243		25,081
Total Investments (99.0%) (Cost $1,205,286)			1,205,286
Other Assets and Liabilities (1.0%)
Other Assets				14,192
Liabilities				(1,848)
				12,344
Net Assets (100%)
Applicable to 1,217,204,584 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,217,630
Net Asset Value Per Share				$1.00

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid in Capital	1,217,605
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	25
Net Assets	1,217,630

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2011, the aggregate value of these securities was $181,356,000, representing 14.9% of net assets.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate value of these securities was $7,650,000, representing 0.6% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Interest[1]	2,698
Total Income	2,698
Expenses
The Vanguard Group—Note B
Investment Advisory Services	53
Management and Administrative	1,675
Marketing and Distribution	351
Custodian Fees	30
Auditing Fees	28
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	2,158
Expense Reduction—Note B	(1,439)
Net Expenses	719
Net Investment Income	1,979
Realized Net Gain (Loss) on
Investment Securities Sold	17
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,996

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,979	2,938
Realized Net Gain (Loss)	17	8
Net Increase (Decrease) in Net Assets Resulting from Operations	1,996	2,946
Distributions
Net Investment Income	(1,979)	(2,938)
Realized Capital Gain	—	—
Total Distributions	(1,979)	(2,938)
Capital Share Transactions (at $1.00)
Issued	536,670	451,326
Issued in Lieu of Cash Distributions	1,979	2,938
Redeemed	(534,849)	(655,299)
Net Increase (Decrease) from Capital Share Transactions	3,800	(201,035)
Total Increase (Decrease)	3,817	(201,027)
Net Assets
Beginning of Period	1,213,813	1,414,840
End of Period	1,217,630	1,213,813

1 Interest income from an affiliated company of the portfolio was $33,000.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Money Market Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.002	.002	.006	.028	.051
Net Realized and Unrealized Gain (Loss)
Investments	—	—	—	—	—
Total from Investment Operations	.002	.002	.006	.028	.051
Distributions
Dividends from Net Investment Income	(.002)	(.002)	(.006)	(.028)	(.051)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.002)	(.002)	(.006)	(.028)	(.051)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.17%	0.23%	0.62%	2.83%	5.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,218	$1,214	$1,415	$2,107	$1,736
Ratio of Expenses to Average Net Assets	0.06%[1]	0.06%[1]	0.19%[2]	0.16%[2]	0.15%
Ratio of Net Investment Income to
Average Net Assets	0.17%	0.23%	0.67%	2.78%	5.12%

1 The ratio of total expenses to average net assets before an expense reduction was 0.18%. See Note B in Notes to Financial Statements.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009 and 0.01% for 2008.

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

12

Vanguard Money Market Portfolio

Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $200,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended December 31, 2011, Vanguard’s management and administrative expenses were reduced by $1,439,000 (an effective annual rate of 0.12% of the portfolio’s average net assets).

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

13

Vanguard Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Money Market Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Municipal Cash Management Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

14

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.68	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.90	0.31

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.18% and the expenses paid in the actual and hypothetical examples above would have been $0.91 and $0.92, respectively.

15

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
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services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
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care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
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appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
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Q690MM 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

REIT Index Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
REIT Index Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® REIT Index Portfolio

After two straight years of returns that approached 30%, real estate investment trusts delivered a more modest performance in 2011. Vanguard REIT Index Portfolio returned 8.44% for a volatile year in which the portfolio experienced a third-quarter swoon of almost –15% and a fourth-quarter comeback of about 15%.

The portfolio’s return was in line with that of its target index and ahead of the average return of competitor real estate funds. The table below shows the returns of your portfolio and its comparative standards for the period. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REIT stocks trumped
broader U.S. market
While its performance didn’t compare to that of the previous two stellar years, this specialized segment was among the stock market’s strongest in 2011. REITs followed a similar––albeit more productive––path than that of the broader U.S. stock market, which returned less than 1%.

After posting solid returns through the first two quarters, REITs plummeted in the third as investors worried about the possible negative impact of Europe’s debt crisis on the U.S. economy. In the fourth quarter, however, the economy showed signs of improvement, and REITs reversed course again.

Most sectors of the REIT market finished the year with solid returns. Retail, specialized, and residential REITs––the portfolio’s largest segments by market capitalization––all made significant contributions to performance. The return of office REITs was more subdued, while the smaller diversified and industrial REITs notched negative results.

Within the retail group, high-end shopping malls and centers were the brightest spots, benefiting from a surge in luxury consumer spending. On the other hand, residential and specialized REITs benefited from the continued effects of the economic crisis. The sour housing market pushed demand for rentals up, which helped residential REITs, and, as many former homeowners sought storage space after becoming renters, the self-storage industry was a top performer in the specialized REIT sector.

Impressive long-term record
despite periods of turmoil
Over the past decade, the REIT Index Portfolio posted a strong average annual return of 10.01%. Although the REIT market has faced great challenges over the past few years, including the severe subprime mortgage problems that triggered the financial crisis and recession, it has significantly outperformed the broader market over the decade.

The portfolio has also captured the REIT market’s strength by closely tracking its benchmark index. That it has done so is a tribute to the experience and skill of the portfolio’s advisor, Vanguard Quantitative Equity Group. The group’s efforts are made easier by the portfolio’s low operating expenses.

REITs can further diversify
a well-constructed program
While the REIT Index Portfolio has compiled a notable record over the past decade, it’s important to remember that REITs are narrowly focused investments that can experience a high degree of volatility.

That’s why we believe it’s crucial for investors to construct a balanced portfolio of stock, bond, and money market funds that is tailored to their specific goals, time horizon, and risk tolerance. For those investors who can tolerate the highs and lows that inevitably accompany a narrowly focused investment, the REIT Index Portfolio, with its low expenses, can play an important role as a small component of a well-diversified investment program.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard REIT Index Portfolio	8.44%	10.01%
U.S. REIT Spliced Index[1]	8.69	10.21
Variable Insurance Real Estate Funds Average[2]	1.79	9.33

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.30%	1.14%

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the portfolio’s expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard REIT Index Portfolio

Portfolio Profile
As of December 31, 2011

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	110	110	3,745
Median Market Cap	$10.1B	$10.1B	$31.3B
Price/Earnings Ratio	56.4x	56.4x	15.0x
Price/Book Ratio	2.0x	2.0x	2.1x
Dividend Yield[3]	2.5%	3.8%	2.0%
Return on Equity	5.0%	5.0%	19.0%
Earnings Growth Rate	0.4%	0.4%	7.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	13%	—	—
Expense Ratio[4]	0.30%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
	Spliced Index[5]	Broad Index[2]
R-Squared	1.00		0.72
Beta	1.00		1.39

Portfolio Allocation by REIT Type

Specialized	28.4%
Retail	26.1
Residential	18.1
Office	15.6
Diversified	6.6
Industrial	5.2

Ten Largest Holdings[6] (% of total net assets)

Simon Property Group Inc.	10.4%
Public Storage	5.4
Equity Residential	4.7
HCP Inc.	4.6
Ventas Inc.	4.2
Boston Properties Inc.	4.0
ProLogis Inc.	3.6
Vornado Realty Trust	3.5
AvalonBay Communities Inc.	3.4
Host Hotels & Resorts Inc.	2.9
Top Ten	46.7%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the expense ratio was 0.28%.
5 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
6 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
REIT Index Portfolio	8.44%	–1.23%	10.01%	$25,966
Dow Jones U.S. Total Stock Market Index	0.52	0.28	3.90	14,657
U.S. REIT Spliced Index[1]	8.69	–1.07	10.21	26,428
Variable Insurance Real Estate .
Funds Average[2]	1.79	–3.16	9.33	24,390

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (100.1%)
Diversified REITs (6.6%)
Vornado Realty Trust	236,018	18,140
Liberty Property Trust	164,395	5,077
Washington Real Estate
Investment Trust	93,872	2,567
Colonial Properties Trust	117,111	2,443
PS Business Parks Inc.	28,075	1,556
American Assets Trust Inc.	47,319	971
Cousins Properties Inc.	132,157	847
Investors Real Estate Trust	115,566	843
Retail Opportunity
Investments Corp.	69,055	818
Winthrop Realty Trust	41,907	426
CapLease Inc.	92,443	373
		34,061
Industrial REITs (5.2%)
ProLogis Inc.	652,512	18,655
DuPont Fabros
Technology Inc.	88,837	2,152
DCT Industrial Trust Inc.	349,798	1,791
EastGroup Properties Inc.	38,514	1,675
* First Industrial Realty
Trust Inc.	117,110	1,198
First Potomac Realty Trust	71,269	930
Monmouth Real Estate
Investment Corp. Class A	40,819	373
		26,774
Office REITs (15.6%)
Boston Properties Inc.	208,869	20,803
Digital Realty Trust Inc.	141,319	9,422
SL Green Realty Corp.	121,378	8,089
Alexandria Real Estate
Equities Inc.	88,110	6,077
Duke Realty Corp.	359,218	4,329
Piedmont Office Realty
Trust Inc. Class A	245,653	4,186
BioMed Realty Trust Inc.	218,655	3,953
Mack-Cali Realty Corp.	123,689	3,301
Kilroy Realty Corp.	82,964	3,158
Douglas Emmett Inc.	172,293	3,143
Highwoods Properties Inc.	102,899	3,053
Corporate Office
Properties Trust	102,256	2,174
CommonWealth REIT	118,948	1,979
Brandywine Realty Trust	192,681	1,830
Lexington Realty Trust	202,124	1,514
Government Properties
Income Trust	53,563	1,208
Franklin Street
Properties Corp.	104,341	1,038
Coresite Realty Corp.	28,321	505
Hudson Pacific
Properties Inc.	28,450	403
Parkway Properties Inc.	31,536	311
		80,476

		Market
		Value•
	Shares	($000)
Residential REITs (18.1%)
Equity Residential	421,542	24,041
AvalonBay Communities Inc.	133,700	17,461
UDR Inc.	311,420	7,817
Essex Property Trust Inc.	48,113	6,760
Camden Property Trust	101,245	6,301
BRE Properties Inc.	106,267	5,364
American Campus
Communities Inc.	98,855	4,148
Apartment Investment &
Management Co.	171,727	3,934
Home Properties Inc.	67,824	3,905
Equity Lifestyle
Properties Inc.	55,033	3,670
Mid-America Apartment
Communities Inc.	52,734	3,299
Post Properties Inc.	71,779	3,138
Education Realty Trust Inc.	128,241	1,312
Sun Communities Inc.	28,970	1,058
Associated Estates
Realty Corp.	59,156	944
Campus Crest
Communities Inc.	43,330	436
		93,588
Retail REITs (26.2%)
Simon Property Group Inc.	417,333	53,811
Macerich Co.	187,554	9,490
Kimco Realty Corp.	578,528	9,395
General Growth
Properties Inc.	617,924	9,281
Federal Realty
Investment Trust	89,311	8,105
Realty Income Corp.	189,158	6,613
Taubman Centers Inc.	82,194	5,104
Regency Centers Corp.	127,612	4,801
National Retail
Properties Inc.	146,996	3,878
DDR Corp.	314,287	3,825
Tanger Factory
Outlet Centers	121,970	3,576
Weingarten
Realty Investors	163,126	3,560
CBL & Associates
Properties Inc.	200,289	3,145
Equity One Inc.	89,665	1,523
Glimcher Realty Trust	152,869	1,406
Acadia Realty Trust	60,575	1,220
Alexander’s Inc.	2,906	1,075
Inland Real Estate Corp.	126,529	963
Pennsylvania Real Estate
Investment Trust	74,915	782
Saul Centers Inc.	17,400	616
Ramco-Gershenson
Properties Trust	54,504	536
Urstadt Biddle
Properties Inc. Class A	29,513	534
Getty Realty Corp.	37,722	526

		Market
		Value•
	Shares	($000)
Excel Trust Inc.	41,724	501
Kite Realty Group Trust	85,378	385
Cedar Realty Trust Inc.	82,425	355
		135,006
Specialized REITs (28.4%)
Public Storage	206,240	27,731
HCP Inc.	578,884	23,983
Ventas Inc.	388,866	21,438
Host Hotels &
Resorts Inc.	1,003,806	14,826
Health Care REIT Inc.	269,800	14,712
Senior Housing
Properties Trust	229,481	5,150
Hospitality Properties Trust	175,485	4,033
Extra Space Storage Inc.	127,316	3,085
LaSalle Hotel Properties	121,016	2,930
Entertainment
Properties Trust	66,195	2,893
Omega Healthcare
Investors Inc.	146,626	2,837
DiamondRock
Hospitality Co.	237,842	2,293
RLJ Lodging Trust	136,124	2,291
Healthcare Realty Trust Inc.	110,596	2,056
CubeSmart	161,472	1,718
Sovran Self Storage Inc.	39,391	1,681
Medical Properties
Trust Inc.	158,865	1,568
National Health
Investors Inc.	33,492	1,473
Pebblebrook Hotel Trust	72,453	1,390
* Sunstone Hotel
Investors Inc.	168,374	1,372
LTC Properties Inc.	43,184	1,333
* Strategic Hotels &
Resorts Inc.	211,427	1,135
Hersha Hospitality Trust
Class A	217,647	1,062
Chesapeake Lodging Trust	43,208	668
Universal Health
Realty Income Trust	16,977	662
Sabra Health Care REIT Inc.	52,253	632
Ashford Hospitality
Trust Inc.	77,598	621
* FelCor Lodging Trust Inc.	167,346	510
Summit Hotel Properties Inc.	38,665	365
Cogdell Spencer Inc.	69,535	295
		146,743
Total Real Estate Investment Trusts
(Cost 579,307)		516,648
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.110%
(Cost $5)	4,666	5
Total Investments (100.1%)
(Cost 579,312)		516,653
Other Assets and Liabilities (–0.1%)
Other Assets		1,906
Liabilities		(2,413)
		(507)

5

Vanguard REIT Index Portfolio

Market
Value•
($000)
Net Assets (100%)
Applicable to 47,337,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	516,146
Net Asset Value Per Share	$10.90

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	549,130
Undistributed Net Investment Income	10,240
Accumulated Net Realized Gains	19,435
Unrealized Appreciation (Depreciation)	(62,659)
Net Assets	516,146

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends	12,515
Interest[1]	1
Security Lending	7
Total Income	12,523
Expenses
The Vanguard Group—Note B
Investment Advisory Services	73
Management and Administrative	1,141
Marketing and Distribution	112
Custodian Fees	30
Auditing Fees	30
Shareholders’ Reports	19
Trustees’ Fees and Expenses	1
Total Expenses	1,406
Net Investment Income	11,117
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,416
Investment Securities Sold	17,200
Realized Net Gain (Loss)	19,616
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	6,208
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,941

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,117	8,767
Realized Net Gain (Loss)	19,616	19,155
Change in Unrealized Appreciation (Depreciation)	6,208	67,828
Net Increase (Decrease) in Net Assets Resulting from Operations	36,941	95,750
Distributions
Net Investment Income	(8,521)	(10,426)
Realized Capital Gain	(5,988)	—
Total Distributions	(14,509)	(10,426)
Capital Share Transactions
Issued	100,007	100,410
Issued in Lieu of Cash Distributions	14,509	10,426
Redeemed	(86,552)	(68,926)
Net Increase (Decrease) from Capital Share Transactions	27,964	41,910
Total Increase (Decrease)	50,396	127,234
Net Assets
Beginning of Period	465,750	338,516
End of Period[2]	516,146	465,750

1 Interest income from an affiliated company of the portfolio was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $10,240,000 and $7,644,000.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard REIT Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.35	$8.30	$7.65	$18.92	$24.98
Investment Operations
Net Investment Income	.231	.198	.267	.392[1]	.510[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.634	2.108	1.247	(5.032)	(4.230)
Total from Investment Operations	.865	2.306	1.514	(4.640)	(3.720)
Distributions
Dividends from Net Investment Income	(.185)	(.256)	(.370)	(.590)	(.460)
Distributions from Realized Capital Gains	(.130)	—	(.494)	(6.040)	(1.880)
Total Distributions	(.315)	(.256)	(.864)	(6.630)	(2.340)
Net Asset Value, End of Period	$10.90	$10.35	$8.30	$7.65	$18.92

Total Return	8.44%	28.25%	29.14%	–37.25%	–16.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$516	$466	$339	$263	$404
Ratio of Total Expenses to
Average Net Assets	0.28%	0.30%	0.31%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.23%	4.04%	3.24%	2.25%
Portfolio Turnover Rate	13%	17%	19%	15%	29%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $81,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At December 31, 2011, 100% of the market value of the portfolio’s investments was based on Level 1 inputs.

9

Vanguard REIT Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2011, the portfolio had $11,366,000 of ordinary income and $19,120,000 of long-term capital gains available for distribution.

At December 31, 2011, the cost of investment securities for tax purposes was $579,340,000. Net unrealized depreciation of investment securities for tax purposes was $62,687,000, consisting of unrealized gains of $56,463,000 on securities that had risen in value since their purchase and $119,150,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2011, the portfolio purchased $98,011,000 of investment securities and sold $65,539,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	9,267	10,691
Issued in Lieu of Cash Distributions	1,366	1,160
Redeemed	(8,279)	(7,642)
Net Increase (Decrease) in Shares Outstanding	2,354	4,209

G. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

10

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of REIT Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for
Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $5,988,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

11

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$982.87	$1.35
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.84	1.38

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
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	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690REIT 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Short-Term Investment-Grade Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Short-Term Investment-Grade Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Short-Term Investment-Grade Portfolio

The corporate bond rally seen at the beginning of 2011 eventually began to lose steam, largely owing to continuing political gridlock in the United States over the deficit and a widening and deepening of the sovereign-debt crisis in Europe. The Short-Term Investment-Grade Portfolio returned 2.02% for the 12 months ended December 31, lagging its benchmark by about 1 percentage point but outpacing its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield was 1.87% on December 31, down from 1.96% a year ago.

Investors have a change of heart
Investment-grade bonds did well in the first five months of the year. Investors remained relatively serene during the Arab Spring and the disasters in Japan, partly because of indications that the U.S. economy might be beginning to gain traction. Their appetite for risk was reflected in a decrease from January to April in the difference between the yields of investment-grade bonds and those of comparable U.S. Treasuries (a narrowing spread indicates that investors are becoming more comfortable with this grade of bonds).

Nerves began to fray in the second part of the year, however, amid a stalemate in addressing the U.S. deficit and increased fears that the sovereign-debt crisis in Europe might spark a global financial crisis. As volatility in the stock market ratcheted up, investors turned from investment-grade bonds to “risk-free” Treasuries, with the spread between the two widening significantly by the end of the year; bonds issued by financial companies were the hardest hit.

The portfolio’s performance benefited from skillful management. A significant increase in Treasury holdings during the first part of the year helped to provide a cushion as risk aversion began to increase. Concerns about Europe also led the portfolio’s managers to sell higher-volatility holdings irrespective of their credit rating, especially among financial securities, commercial mortgage-backed securities, and securities issued by companies sensitive to developments in Europe. This adjustment helped dampen the portfolio’s volatility without narrowing its diversification in terms of credit quality. Plan holders also benefited from the advisor’s security selection within each credit segment.

The portfolio’s duration, a measure of its sensitivity to changes in interest rates, was shorter than that of its benchmark. This positioning was a drag on performance in 2011 as the yield curve flattened, but it did help to reduce volatility and should benefit the portfolio if interest rates rise.

Respectable returns
over the past decade
Returns from short-term investment-grade bonds are generally not large, as these securities carry more moderate levels of credit risk than high-yield bonds and less interest rate risk than longer-term bonds. That said, the portfolio managed to post an average annual return of 4.19% over the past ten years, less than its benchmark index but ahead of its peer group, thanks to its experienced management team and its low expense ratio.

Expect the markets
to surprise you
The short-term investment-grade segment of the bond market generated exceptionally high returns two years ago and subpar returns in 2011. As the vicissitudes of the financial markets are impossible to predict, we believe that plan holders should maintain a balanced and diversified asset allocation, and that the Short-Term Investment-Grade Portfolio can play an important supporting role in such an investment plan.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Short-Term Investment-Grade Portfolio	2.02%	4.19%
Barclays Capital U.S. 1–5 Year Credit Bond Index	3.04	4.90
Variable Insurance Short-Intermediate Investment Grade Debt
Funds Average[1]	1.39	3.26

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Short-Intermediate
		Investment Grade
	Portfolio	Debt Funds Average
Short-Term Investment-Grade Portfolio	0.20%	0.63%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the portfolio’s expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of December 31, 2011

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	1,179	1,723	7,854
Yield[3]	1.9%	2.3%	2.2%
Yield to Maturity	2.0%[4]	2.3%	2.2%
Average Coupon	3.3%	4.1%	4.0%
Average Effective
Maturity	2.5 years	3.0 years	7.1 years
Average Duration	2.2 years	2.8 years	5.0 years
Expense Ratio[5]	0.20%	—	—
Short-Term Reserves	1.4%	—	—

Volatility Measures
Portfolio Versus			Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared		0.92	0.13
Beta		0.87	0.34

Distribution by Maturity (% of portfolio)

Under 1 Year	14.7%
1–3 Years	58.5
3–5 Years	22.1
Over 5 Years	4.7

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	18.7%
Finance	31.1
Foreign	1.0
Government Mortgage-Backed	0.2
Industrial	29.4
Treasury/Agency	13.6
Utilities	4.7
Other	1.3

Distribution by Credit Quality (% of portfolio)

U.S. Government	13.6%
Aaa	16.5
Aa	20.6
A	30.7
Baa	15.2
Ba	0.9
B	0.0
Other	2.5

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. 1–5 Year Credit Bond Index.
2 Barclays Capital U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earlirst possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the expense ratio was 0.20%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Portfolio	2.02%	4.56%	4.19%	$15,070
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	17,535
Barclays Capital U.S. 1–5 Year Credit
Bond Index	3.04	5.29	4.90	16,138
Variable Insurance Short-Intermediate
Investment Grade Debt Funds Average[1]	1.39	3.24	3.26	13,788

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 Derived from data privided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (13.6%)
U.S. Government Securities (13.4%)
	United States Treasury Note/Bond	1.375%	2/15/12	1,200	1,202
	United States Treasury Note/Bond	0.875%	2/29/12	515	516
1	United States Treasury Note/Bond	1.000%	3/31/12	2,500	2,506
	United States Treasury Note/Bond	4.875%	6/30/12	200	205
	United States Treasury Note/Bond	1.500%	7/15/12	15,000	15,112
	United States Treasury Note/Bond	4.125%	8/31/12	10,000	10,264
	United States Treasury Note/Bond	1.375%	10/15/12	6,279	6,340
	United States Treasury Note/Bond	1.375%	1/15/13	10,000	10,123
	United States Treasury Note/Bond	1.375%	2/15/13	6,000	6,080
	United States Treasury Note/Bond	1.375%	3/15/13	5,500	5,578
	United States Treasury Note/Bond	0.750%	3/31/13	5,000	5,034
	United States Treasury Note/Bond	0.625%	4/30/13	3,116	3,134
	United States Treasury Note/Bond	0.500%	5/31/13	13,037	13,090
	United States Treasury Note/Bond	0.375%	6/30/13	9,070	9,091
	United States Treasury Note/Bond	0.125%	8/31/13	5,640	5,631
	United States Treasury Note/Bond	1.250%	2/15/14	6,240	6,369
	United States Treasury Note/Bond	1.000%	5/15/14	2,969	3,018
	United States Treasury Note/Bond	0.750%	6/15/14	5,490	5,549
	United States Treasury Note/Bond	0.625%	7/15/14	6,510	6,560
	United States Treasury Note/Bond	0.500%	8/15/14	12,000	12,058
	United States Treasury Note/Bond	1.250%	8/31/15	17	17
	United States Treasury Note/Bond	1.750%	5/31/16	5,000	5,230
					132,707
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Fannie Mae Pool	6.000%	12/1/16	88	95
[2,3]	Fannie Mae Pool	6.500%	9/1/16	91	99
[2,3]	Freddie Mac Gold Pool	6.000%	4/1/17	72	78
					272
Nonconventional Mortgage-Backed Securities (0.2%)
[2,3]	Fannie Mae Pool	2.162%	12/1/32	22	22
[2,3]	Fannie Mae Pool	2.310%	7/1/32	18	19
[2,3]	Fannie Mae Pool	2.340%	9/1/32	6	7
[2,3]	Fannie Mae Pool	2.375%	6/1/33	157	165
[2,3]	Fannie Mae Pool	2.460%	5/1/33	149	157
[2,3]	Fannie Mae Pool	2.500%	9/1/32	11	12
[2,3]	Fannie Mae Pool	2.535%	8/1/33	188	196
[2,3]	Fannie Mae Pool	2.581%	7/1/33	330	341
[2,3]	Fannie Mae Pool	2.687%	5/1/33	30	32
[2,3]	Fannie Mae Pool	5.170%	8/1/37	16	17
[2,3]	Fannie Mae Pool	5.422%	2/1/37	53	58
[2,3]	Freddie Mac Non Gold Pool	2.379%	9/1/32	24	26
[2,3]	Freddie Mac Non Gold Pool	2.643%	9/1/32	36	36
[2,3]	Freddie Mac Non Gold Pool	2.711%	10/1/32–
			8/1/33	128	137
[2,3]	Freddie Mac Non Gold Pool	5.763%	8/1/37	133	138
					1,363
Total U.S. Government and Agency Obligations (Cost $133,439)					134,342
Asset-Backed/Commercial Mortgage-Backed Securities (18.8%)
2	Ally Auto Receivables Trust	2.090%	5/15/15	1,300	1,326
2	Ally Auto Receivables Trust	2.230%	3/15/16	1,200	1,231
2	Ally Auto Receivables Trust	1.140%	6/15/16	1,000	993
[2,4]	Ally Auto Receivables Trust	2.690%	2/15/17	500	506
[2,4]	Ally Master Owner Trust	3.470%	4/15/15	500	509
[2,4]	Ally Master Owner Trust	3.870%	4/15/15	300	306
[2,4]	Ally Master Owner Trust	4.250%	4/15/17	200	215

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,4]	Ally Master Owner Trust	4.590%	4/15/17	400	424
[2,5]	Ally Master Owner Trust	1.348%	8/15/17	1,650	1,655
[2,4,5] Ally Master Owner Trust		1.828%	8/15/17	990	980
[2,4,5] Ally Master Owner Trust		2.228%	8/15/17	750	737
[2,4,5] American Express Credit Account
	Master Trust	0.948%	12/15/16	150	148
[2,5]	American Express Credit Account
	Master Trust	1.528%	3/15/17	1,480	1,523
[2,4]	Americold LLC Trust	4.954%	1/14/29	70	77
[2,4]	Americold LLC Trust	6.811%	1/14/29	330	328
[2,5]	AmeriCredit Automobile
	Receivables Trust	5.270%	1/6/15	168	169
[2,5]	AmeriCredit Automobile
	Receivables Trust	5.270%	4/6/15	346	347
2	AmeriCredit Prime Automobile
	Receivable	2.900%	12/15/14	80	81
[2,4,5] Arkle Master Issuer plc		1.716%	5/17/60	1,070	1,064
[2,4,5] Arran Residential Mortgages
	Funding plc	1.861%	5/16/47	520	516
[2,4,5] Arran Residential Mortgages
	Funding plc	1.929%	11/19/47	1,600	1,584
4	Australia & New Zealand
	Banking Group Ltd.	2.400%	11/23/16	300	296
4	BA Covered Bond Issuer	5.500%	6/14/12	800	812
[2,5]	BA Credit Card Trust	0.568%	6/16/14	135	135
[2,5]	BA Credit Card Trust	0.348%	12/15/16	1,200	1,196
[2,5]	BA Credit Card Trust	0.318%	11/15/19	790	777
2	Banc of America Funding Corp.	2.811%	9/20/46	968	528
2	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.334%	9/10/45	284	289
[2,5]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.632%	4/10/49	580	626
2	Banc of America Mortgage
	Securities Inc.	3.520%	9/25/32	1	1
[2,4]	Bank of America Auto Trust	3.030%	10/15/16	455	462
[2,4,5] Bank of America Student Loan Trust		1.218%	2/25/43	1,871	1,858
4	Bank of Montreal	2.850%	6/9/15	100	104
4	Bank of Montreal	2.625%	1/25/16	1,600	1,657
4	Bank of Nova Scotia	1.650%	10/29/15	300	300
4	Bank of Nova Scotia	2.150%	8/3/16	1,100	1,109
[2,5]	Bank One Issuance Trust	1.078%	2/15/17	200	198
2	Bear Stearns Adjustable Rate
	Mortgage Trust	2.590%	10/25/36	1,054	571
2	Bear Stearns Adjustable Rate
	Mortgage Trust	5.131%	5/25/47	953	543
[2,5]	Bear Stearns Commercial
	Mortgage Securities	5.714%	6/11/40	395	431
2	BMW Vehicle Owner Trust	0.760%	8/25/15	700	698
2	BMW Vehicle Owner Trust	1.030%	2/26/18	500	497
[2,5]	Brazos Higher Education Authority	0.774%	6/25/26	350	325
[2,5]	Brazos Higher Education Authority	1.406%	5/25/29	1,047	1,039
[2,5]	Brazos Higher Education Authority	1.306%	2/25/30	1,500	1,458
4	Canadian Imperial Bank of Commerce	1.500%	12/12/14	500	500
4	Canadian Imperial Bank of Commerce	2.600%	7/2/15	650	674
4	Canadian Imperial Bank of Commerce	2.750%	1/27/16	900	931
[2,5]	Capital One Multi-Asset
	Execution Trust	0.578%	11/17/14	850	850
[2,5]	Capital One Multi-Asset
	Execution Trust	2.528%	7/15/16	840	845

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,5]	Capital One Multi-Asset
	Execution Trust	1.328%	12/15/16	72	71
[2,5]	Capital One Multi-Asset
	Execution Trust	0.368%	8/15/18	130	129
[2,5]	Capital One Multi-Asset
	Execution Trust	0.368%	6/17/19	500	491
[2,5]	Capital One Multi-Asset
	Execution Trust	0.328%	11/15/19	610	595
[2,5]	Capital One Multi-Asset
	Execution Trust	0.358%	12/16/19	6,950	6,788
[2,5]	Capital One Multi-Asset
	Execution Trust	0.318%	7/15/20	4,270	4,145
2	CarMax Auto Owner Trust	2.040%	10/15/15	800	813
[2,4,5] CFCRE Commercial Mortgage Trust		5.551%	4/15/44	186	165
[2,4,5] CFCRE Commercial Mortgage Trust		5.551%	4/15/44	70	56
[2,5]	Chase Issuance Trust	0.738%	4/15/19	700	670
[2,4]	Chrysler Financial Auto
	Securitization Trust	6.250%	5/8/14	845	846
[2,4]	Chrysler Financial Auto
	Securitization Trust	5.570%	8/8/14	845	849
[2,4]	Chrysler Financial Auto
	Securitization Trust	6.540%	11/10/14	400	406
2	Chrysler Financial Auto
	Securitization Trust	3.520%	8/8/16	700	706
[2,4]	CIT Equipment Collateral	2.410%	5/15/13	561	563
[2,5]	Citibank Credit Card Issuance Trust	0.688%	7/15/14	1,945	1,939
[2,5]	Citibank Credit Card Issuance Trust	0.685%	2/20/15	920	912
2	Citibank Credit Card Issuance Trust	4.900%	6/23/16	2,000	2,192
[2,5]	Citibank Credit Card Issuance Trust	0.764%	3/24/17	100	97
[2,5]	Citibank Credit Card Issuance Trust	1.485%	5/22/17	500	517
[2,5]	Citibank Credit Card Issuance Trust	0.443%	12/17/18	1,960	1,935
[2,5]	Citibank Credit Card Issuance Trust	0.606%	12/17/18	525	519
2	Citibank Credit Card Issuance Trust	5.650%	9/20/19	600	720
[2,5]	Citibank Credit Card Issuance Trust	1.660%	5/20/20	1,500	1,598
[2,4,5] Citibank Omni Master Trust		3.028%	8/15/18	640	671
[2,4]	Citibank Omni Master Trust	5.350%	8/15/18	2,035	2,220
[2,4]	Citibank Omni Master Trust	4.900%	11/15/18	3,755	4,083
[2,4]	CitiFinancial Auto Issuance Trust	2.590%	10/15/13	1,063	1,069
[2,4]	CitiFinancial Auto Issuance Trust	3.150%	8/15/16	400	408
2	Citigroup Mortgage Loan Trust Inc.	5.180%	7/25/37	498	310
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	1,312	1,322
[2,4]	CLI Funding LLC	4.500%	3/18/26	466	457
2	CNH Equipment Trust	3.000%	8/17/15	700	712
2	CNH Equipment Trust	1.750%	5/16/16	400	404
2	CNH Equipment Trust	1.740%	1/17/17	2,500	2,525
2	CNH Equipment Trust	1.290%	9/15/17	800	793
2	Commercial Mortgage Pass
	Through Certificates	5.811%	12/10/49	355	356
2	Countrywide Home Loan
	Mortgage Pass Through Trust	2.750%	11/19/33	94	83
2	Countrywide Home Loan
	Mortgage Pass Through Trust	2.699%	3/20/36	524	223
2	Countrywide Home Loan
	Mortgage Pass Through Trust	3.714%	2/25/47	663	321
2	Credit Suisse Mortgage
	Capital Certificates	5.817%	6/15/38	357	397
2	Credit Suisse Mortgage
	Capital Certificates	5.713%	6/15/39	660	661
2	Credit Suisse Mortgage
	Capital Certificates	5.589%	9/15/40	663	670
[2,4,5] DBUBS Mortgage Trust		5.446%	7/10/44	360	323
[2,5]	Discover Card Master Trust	0.628%	8/15/16	1,800	1,806
[2,5]	Discover Card Master Trust	0.858%	3/15/18	4,200	4,246
[2,5]	Discover Card Master Trust I	0.358%	9/15/16	600	599
[2,4]	Enterprise Fleet Financing LLC	1.430%	10/20/16	1,400	1,395
[2,4]	Enterprise Fleet Financing LLC	1.900%	10/20/16	300	298
[2,4]	Enterprise Fleet Financing LLC	2.100%	5/22/17	331	329
[2,4]	Extended Stay America Trust	2.950%	11/5/27	196	197
2	First Horizon Asset Securities Inc.	2.087%	11/25/36	360	221
5	First Horizon Asset Securities Inc.	3.349%	1/25/37	893	525

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	Ford Credit Auto Lease Trust	1.420%	1/15/15	400	399
2	Ford Credit Auto Owner Trust	4.500%	7/15/14	370	381
2	Ford Credit Auto Owner Trust	2.980%	8/15/14	425	435
2	Ford Credit Auto Owner Trust	2.930%	11/15/15	150	154
2	Ford Credit Auto Owner Trust	3.220%	3/15/16	150	154
[2,4,5] Ford Credit Floorplan Master
	Owner Trust	1.928%	12/15/14	1,100	1,112
[2,4,5] Ford Credit Floorplan Master
	Owner Trust	2.528%	12/15/14	440	444
[2,4,5] Ford Credit Floorplan Master
	Owner Trust	2.928%	12/15/14	2,280	2,302
[2,4,5] Ford Credit Floorplan Master
	Owner Trust	1.978%	2/15/17	2,635	2,705
[2,4]	Ford Credit Floorplan Master
	Owner Trust	4.200%	2/15/17	410	441
[2,4]	Ford Credit Floorplan Master
	Owner Trust	4.990%	2/15/17	530	563
[2,4,5] Fosse Master Issuer plc		1.905%	10/18/54	3,900	3,873
4	FUEL Trust	3.984%	6/15/16	1,000	994
2	GE Capital Commercial
	Mortgage Corp.	4.353%	6/10/48	67	66
[2,5]	GE Dealer Floorplan Master
	Note Trust	0.885%	7/20/16	1,500	1,499
2	GMAC Mortgage Corp. Loan Trust	5.072%	11/19/35	165	132
[2,5]	Granite Master Issuer plc	0.325%	12/17/54	83	79
[2,5]	Granite Master Issuer plc	0.425%	12/20/54	249	237
[2,4]	Great America Leasing Receivables	2.340%	4/15/16	450	456
2	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	250	268
[2,4]	GS Mortgage Securities Corp. II	3.215%	2/10/21	340	325
[2,4]	GS Mortgage Securities Corp. II	3.563%	2/10/21	125	117
[2,5]	GS Mortgage Securities Corp. II	5.553%	4/10/38	667	726
[4,5]	GS Mortgage Securities Corp. II	5.229%	12/10/43	100	88
[2,4]	GS Mortgage Securities Corp. II	5.543%	3/10/44	170	153
2	Harley-Davidson Motorcycle Trust	2.400%	7/15/14	120	121
2	Harley-Davidson Motorcycle Trust	1.530%	9/15/15	700	703
2	Harley-Davidson Motorcycle Trust	3.320%	2/15/17	200	203
2	Harley-Davidson Motorcycle Trust	1.310%	3/15/17	1,200	1,200
2	Harley-Davidson Motorcycle Trust	2.540%	4/15/17	200	202
[2,4]	Hertz Vehicle Financing LLC	5.290%	3/25/16	1,350	1,460
[2,4]	Hertz Vehicle Financing LLC	3.740%	2/25/17	2,100	2,180
[2,4]	Hertz Vehicle Financing LLC	3.290%	3/25/18	1,000	1,009
[2,4,5] Holmes Master Issuer plc		1.803%	10/15/54	390	389
[2,4]	Hyundai Auto Lease
	Securitization Trust	1.020%	8/15/14	1,500	1,501
[2,4]	Hyundai Auto Lease
	Securitization Trust	1.120%	11/15/16	1,000	1,000
2	Hyundai Auto Receivables Trust	3.150%	3/15/16	700	718
[2,4,5] Hyundai Floorplan Master
	Owner Trust	1.528%	11/17/14	550	553
5	Illinois Student Assistance
	Commission	1.468%	4/25/22	1,500	1,489
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.633%	12/5/27	690	791
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.608%	6/15/43	120	130
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	3.616%	11/15/43	75	77
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.070%	11/15/43	70	73
[2,4,5] JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.528%	11/15/43	170	146
[2,4,5] JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.528%	11/15/43	150	136
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	3.364%	11/13/44	200	202
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.388%	2/15/46	440	469
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.360%	2/15/46	385	338

6

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.533%	2/15/46	400	332
2	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.625%	3/15/46	131	134
2	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.298%	5/15/47	389	394
2	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.801%	6/15/49	1,195	1,207
2	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.827%	2/15/51	1,012	1,028
[2,4,5] Kildare Securities Ltd.		0.600%	12/10/43	425	375
2	LB-UBS Commercial Mortgage Trust	5.869%	6/15/38	270	302
2	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	279	280
2	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	256	256
2	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	1,000	1,095
[2,4]	Macquarie Equipment Funding Trust	1.910%	4/20/17	350	354
2	Master Adjustable Rate
	Mortgages Trust	2.194%	4/25/34	95	79
[2,5]	MBNA Credit Card Master Note Trust	1.628%	10/15/14	50	50
[2,5]	MBNA Credit Card Master Note Trust	0.698%	7/15/15	1,481	1,470
[2,5]	MBNA Credit Card Master Note Trust	1.628%	3/15/16	230	231
[2,5]	MBNA Credit Card Master Note Trust	1.178%	11/15/16	1,050	1,041
[2,4]	Mercedes-Benz Auto Lease Trust	1.240%	7/17/17	350	349
2	Merrill Lynch Mortgage Investors Inc.	2.122%	2/25/33	84	69
2	Merrill Lynch Mortgage Investors Inc.	2.730%	7/25/33	37	35
2	Merrill Lynch Mortgage Trust	4.556%	6/12/43	82	83
2	Merrill Lynch Mortgage Trust	5.729%	6/12/50	828	836
2	Merrill Lynch Mortgage Trust	5.425%	2/12/51	98	100
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.282%	8/12/48	260	260
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.693%	6/12/50	86	87
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.331%	3/12/51	396	397
[2,4]	MMAF Equipment Finance LLC	2.100%	7/15/17	625	629
[2,4]	MMAF Equipment Finance LLC	3.040%	8/15/28	700	717
[2,4]	MMAF Equipment Finance LLC	3.510%	1/15/30	550	570
2	Morgan Stanley Capital I	5.638%	6/11/42	1,850	1,860
[2,4,5] Morgan Stanley Capital I		5.255%	9/15/47	170	150
2	Morgan Stanley Capital I	5.090%	10/12/52	155	155
2	Morgan Stanley Mortgage Loan Trust	2.255%	6/25/36	422	296
4	National Bank of Canada	2.200%	10/19/16	100	101
[2,4]	Navistar Financial Corp. Owner Trust	1.990%	1/21/14	1,900	1,906
[2,4,5] Navistar Financial Dealer Note
	Master Trust	1.744%	10/26/15	600	602
2	Nissan Auto Lease Trust	1.100%	1/16/17	900	895
[2,4,5] Nissan Master Owner Trust
	Receivables	1.428%	1/15/15	3,000	3,022
[2,4,5] Nordstrom Private Label Credit Card
	Master Note Trust	0.338%	5/15/15	2,530	2,528
5	North Carolina Education Assistance
	Authority Student Loan Revenue	1.318%	1/26/26	700	676
[2,4,5] Permanent Master Issuer plc		1.553%	7/15/42	2,440	2,431
[2,4]	Rental Car Finance Corp.	2.510%	2/25/16	2,400	2,379
2	Residential Funding Mortgage
	Securities I	3.607%	8/25/36	748	449
2	Residential Funding Mortgage
	Securities I	3.627%	9/25/36	278	154
[2,4,5] Silverstone Master Issuer plc		1.912%	1/21/55	2,370	2,358
[2,4,5] SLM Student Loan Trust		1.659%	12/15/23	850	850
[2,4,5] SLM Student Loan Trust		1.278%	10/15/24	532	528
[2,5]	SLM Student Loan Trust	0.538%	1/27/25	1,675	1,627
[2,5]	SLM Student Loan Trust	0.518%	4/25/25	2,275	2,196
[2,5]	SLM Student Loan Trust	0.518%	10/25/25	1,100	1,045
[2,5]	SLM Student Loan Trust	0.528%	10/27/25	800	751
[2,5]	SLM Student Loan Trust	0.508%	1/26/26	1,575	1,487
[2,5]	SLM Student Loan Trust	0.528%	1/25/27	500	476
[2,4]	SLM Student Loan Trust	4.370%	4/17/28	300	305
[2,4]	SLM Student Loan Trust	3.740%	2/15/29	1,400	1,366
[2,4]	SLM Student Loan Trust	4.540%	10/17/44	850	850
[2,4,5] SMART Trust		1.128%	10/14/14	290	289

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,4]	SMART Trust	1.770%	10/14/14	700	700
[2,4,5] SMART Trust/Australia		1.778%	12/14/15	1,300	1,308
[2,4]	SMART Trust/Australia	2.520%	11/14/16	700	709
[2,4]	SMART Trust/Australia	2.310%	4/14/17	1,150	1,158
[2,4]	Sonic Capital LLC	5.438%	5/20/41	688	705
[2,5]	South Carolina Student Loan Corp.	1.418%	7/25/25	1,200	1,167
[2,4]	TAL Advantage LLC	4.310%	5/20/26	537	522
[2,4]	Textainer Marine Containers Ltd.	4.700%	6/15/26	475	471
[2,4]	Tidewater Auto Receivables Trust	5.920%	5/15/17	151	152
4	Toronto-Dominion Bank	1.625%	9/14/16	3,000	2,976
2	Toyota Auto Receivables Owner Trust	0.940%	11/15/16	600	597
2	Volkswagen Auto Lease Trust	1.180%	10/20/15	400	399
[2,4,5] Volkswagen Credit Auto Master Trust		0.965%	9/20/16	1,900	1,900
[2,4]	Volvo Financial Equipment LLC	2.990%	5/15/17	480	482
[2,5]	Wachovia Bank Commercial
	Mortgage Trust	5.765%	7/15/45	270	301
2	Wachovia Bank Commercial
	Mortgage Trust	5.569%	5/15/46	692	700
2	Wachovia Bank Commercial
	Mortgage Trust	5.572%	10/15/48	1,090	1,191
2	Wachovia Bank Commercial
	Mortgage Trust	5.275%	11/15/48	25	25
2	WaMu Mortgage Pass
	Through Certificates	2.583%	1/25/33	24	22
2	WaMu Mortgage Pass
	Through Certificates	2.445%	8/25/33	44	41
2	WaMu Mortgage Pass
	Through Certificates	2.460%	9/25/33	57	53
2	Wells Fargo Mortgage Backed
	Securities Trust	2.628%	10/25/36	829	521
4	Westpac Banking Corp.	2.450%	11/28/16	500	494
[2,4,5] WF-RBS Commercial Mortgage Trust		5.335%	3/15/44	305	266
2	World Omni Auto Receivables Trust	5.120%	5/15/14	410	420
2	World Omni Automobile
	Lease Securitization Trust	1.490%	10/15/14	1,300	1,306
2	World Omni Automobile
	Lease Securitization Trust	1.780%	9/15/16	660	665
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $188,024)					186,711
Corporate Bonds (63.6%)
Finance (30.4%)
	Banking (21.3%)
	Abbey National Treasury Services plc	2.875%	4/25/14	1,410	1,313
4	Abbey National Treasury Services plc	3.875%	11/10/14	650	613
	American Express Bank FSB	5.550%	10/17/12	1,025	1,059
	American Express Bank FSB	5.500%	4/16/13	2,100	2,193
	American Express Centurion Bank	5.550%	10/17/12	500	515
	American Express Co.	4.875%	7/15/13	120	125
	American Express Co.	7.250%	5/20/14	750	838
	American Express Credit Corp.	5.875%	5/2/13	1,065	1,120
	American Express Credit Corp.	7.300%	8/20/13	1,615	1,751
	American Express Credit Corp.	5.125%	8/25/14	750	807
	American Express Credit Corp.	2.750%	9/15/15	400	402
	American Express Credit Corp.	2.800%	9/19/16	300	303
4	ANZ National International Ltd.	6.200%	7/19/13	450	479
	Astoria Financial Corp.	5.750%	10/15/12	250	254
4	Australia & New Zealand
	Banking Group Ltd.	3.250%	3/1/16	800	806
4	Banco Santander Chile	2.875%	11/13/12	1,925	1,930
	BanColombia SA	4.250%	1/12/16	180	178
	Bank of America Corp.	5.375%	9/11/12	250	253
	Bank of America Corp.	4.875%	1/15/13	1,315	1,321
	Bank of America Corp.	4.900%	5/1/13	650	651
	Bank of America Corp.	7.375%	5/15/14	1,650	1,708
	Bank of America Corp.	5.375%	6/15/14	300	298
	Bank of America Corp.	4.500%	4/1/15	470	454
	Bank of America Corp.	3.700%	9/1/15	100	93
	Bank of America Corp.	3.625%	3/17/16	155	143
	Bank of America Corp.	3.750%	7/12/16	160	148
	Bank of Montreal	2.125%	6/28/13	200	203

7

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of Montreal	1.750%	4/29/14	1,000	1,016
	Bank of New York Mellon Corp.	4.950%	11/1/12	2,075	2,151
	Bank of New York Mellon Corp.	4.500%	4/1/13	850	888
	Bank of New York Mellon Corp.	5.125%	8/27/13	500	532
	Bank of New York Mellon Corp.	4.300%	5/15/14	770	824
	Bank of New York Mellon Corp.	1.700%	11/24/14	460	463
	Bank of New York Mellon Corp.	4.950%	3/15/15	825	889
	Bank of Nova Scotia	2.250%	1/22/13	4,000	4,055
	Bank of Nova Scotia	2.375%	12/17/13	1,275	1,310
	Bank of Nova Scotia	3.400%	1/22/15	650	684
	Bank of Nova Scotia	2.050%	10/7/15	387	388
4	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.600%	1/22/13	2,685	2,720
4	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.600%	9/11/13	1,700	1,709
	Bank One Corp.	5.250%	1/30/13	700	724
	Barclays Bank plc	2.500%	1/23/13	4,539	4,520
	Barclays Bank plc	2.375%	1/13/14	1,500	1,447
	Barclays Bank plc	5.200%	7/10/14	2,640	2,721
	BB&T Corp.	3.850%	7/27/12	2,500	2,542
	BB&T Corp.	3.375%	9/25/13	300	310
	BB&T Corp.	2.050%	4/28/14	1,055	1,067
	BB&T Corp.	5.700%	4/30/14	1,331	1,455
	BB&T Corp.	3.200%	3/15/16	575	598
	BBVA US Senior SAU	3.250%	5/16/14	1,245	1,179
	Bear Stearns Cos. LLC	5.700%	11/15/14	1,172	1,273
	BNP Paribas SA	3.250%	3/11/15	1,250	1,184
4	BPCE SA	2.375%	10/4/13	355	344
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	950	956
	Capital One Bank USA NA	6.500%	6/13/13	125	132
	Capital One Financial Corp.	4.800%	2/21/12	750	753
	Capital One Financial Corp.	6.250%	11/15/13	200	213
	Capital One Financial Corp.	7.375%	5/23/14	1,040	1,143
	Capital One Financial Corp.	2.125%	7/15/14	550	543
	Capital One Financial Corp.	3.150%	7/15/16	260	261
	Citigroup Inc.	5.625%	8/27/12	1,075	1,093
	Citigroup Inc.	5.300%	10/17/12	1,785	1,814
	Citigroup Inc.	5.500%	4/11/13	1,600	1,634
	Citigroup Inc.	6.500%	8/19/13	2,455	2,550
	Citigroup Inc.	6.000%	12/13/13	1,257	1,302
	Citigroup Inc.	6.375%	8/12/14	905	950
	Citigroup Inc.	5.000%	9/15/14	140	139
	Citigroup Inc.	5.500%	10/15/14	725	750
	Citigroup Inc.	6.010%	1/15/15	660	691
	Citigroup Inc.	4.750%	5/19/15	956	972
	Citigroup Inc.	4.587%	12/15/15	500	504
[2,4,6] Colonial BancGroup Inc.		7.114%	5/29/49	560	—
4	Commonwealth Bank of Australia	5.000%	11/6/12	400	409
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	1.850%	1/10/14	555	552
4	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank
	BA/Netherlands	4.200%	5/13/14	1,160	1,222
	Countrywide Financial Corp.	5.800%	6/7/12	1,000	1,002
	Credit Suisse	5.000%	5/15/13	5,525	5,683
	Credit Suisse	5.500%	5/1/14	2,600	2,723
	Credit Suisse	3.500%	3/23/15	2,670	2,673
	Credit Suisse New York	2.200%	1/14/14	1,600	1,588
	Credit Suisse USA Inc.	5.500%	8/15/13	250	261
	Deutsche Bank AG	5.375%	10/12/12	1,466	1,487
	Deutsche Bank AG	2.375%	1/11/13	4,735	4,716
	Deutsche Bank AG	4.875%	5/20/13	1,950	1,995
	Deutsche Bank AG	3.450%	3/30/15	600	608
	Fifth Third Bancorp	6.250%	5/1/13	635	669
	Fifth Third Bancorp	3.625%	1/25/16	1,000	1,023
2	Fifth Third Capital Trust IV	6.500%	4/15/67	120	118
	First Horizon National Corp.	5.375%	12/15/15	875	894
	Golden West Financial Corp.	4.750%	10/1/12	400	410
	Goldman Sachs Group Inc.	4.750%	7/15/13	700	708
	Goldman Sachs Group Inc.	5.250%	10/15/13	1,695	1,734
	Goldman Sachs Group Inc.	5.150%	1/15/14	1,125	1,142
	Goldman Sachs Group Inc.	6.000%	5/1/14	1,197	1,251
	Goldman Sachs Group Inc.	5.000%	10/1/14	1,225	1,243

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	3.700%	8/1/15	1,475	1,443
	Goldman Sachs Group Inc.	5.350%	1/15/16	250	256
	Goldman Sachs Group Inc.	3.625%	2/7/16	470	454
	Goldman Sachs Group Inc.	5.625%	1/15/17	130	127
4	HSBC Bank plc	1.625%	8/12/13	1,750	1,720
	HSBC Bank USA NA	4.625%	4/1/14	670	687
4	ICICI Bank Ltd.	5.750%	1/12/12	200	200
4	ING Bank NV	2.000%	10/18/13	1,575	1,528
4	Intesa Sanpaolo SpA	3.625%	8/12/15	50	42
	Intesa Sanpaolo SpA
	(New York Branch)	2.375%	12/21/12	2,350	2,200
	JPMorgan Chase & Co.	5.375%	10/1/12	465	481
	JPMorgan Chase & Co.	5.750%	1/2/13	1,750	1,814
	JPMorgan Chase & Co.	4.750%	5/1/13	4,024	4,207
	JPMorgan Chase & Co.	1.650%	9/30/13	50	50
	JPMorgan Chase & Co.	5.375%	1/15/14	175	186
	JPMorgan Chase & Co.	2.050%	1/24/14	700	702
	JPMorgan Chase & Co.	4.875%	3/15/14	800	837
	JPMorgan Chase & Co.	4.650%	6/1/14	1,616	1,702
	JPMorgan Chase & Co.	5.125%	9/15/14	2,757	2,907
	JPMorgan Chase & Co.	3.700%	1/20/15	1,208	1,254
	JPMorgan Chase & Co.	3.400%	6/24/15	860	876
5	JPMorgan Chase & Co.	1.586%	9/1/15	190	182
	JPMorgan Chase & Co.	2.600%	1/15/16	1,028	1,021
	JPMorgan Chase & Co.	3.450%	3/1/16	250	253
	KeyCorp	6.500%	5/14/13	2,450	2,598
	KeyCorp	3.750%	8/13/15	625	648
	Lloyds TSB Bank plc	4.875%	1/21/16	250	242
5	Manufacturers & Traders Trust Co.	1.872%	4/1/13	400	398
2	Mellon Capital IV	6.244%	6/29/49	50	39
	Mellon Funding Corp.	5.200%	5/15/14	200	217
	Merrill Lynch & Co. Inc.	6.050%	8/15/12	275	279
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	2,950	2,972
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	950	960
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	105	105
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	715	710
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	410	395
5	Morgan Stanley	1.408%	4/29/13	1,600	1,504
	Morgan Stanley	2.875%	1/24/14	2,000	1,912
	Morgan Stanley	4.750%	4/1/14	1,919	1,895
	Morgan Stanley	6.000%	5/13/14	2,079	2,108
	Morgan Stanley	4.200%	11/20/14	1,005	969
	Morgan Stanley	4.100%	1/26/15	260	249
	Morgan Stanley	6.000%	4/28/15	665	667
	Morgan Stanley	4.000%	7/24/15	550	516
	National City Bank	4.625%	5/1/13	170	177
	National City Bank	5.250%	12/15/16	250	270
	National City Corp.	4.900%	1/15/15	250	270
	North Fork Bancorporation Inc.	5.875%	8/15/12	134	137
	PNC Funding Corp.	3.000%	5/19/14	1,015	1,053
	PNC Funding Corp.	5.400%	6/10/14	400	436
	PNC Funding Corp.	3.625%	2/8/15	800	843
	PNC Funding Corp.	4.250%	9/21/15	615	657
[2,7]	RBS Capital Trust IV	1.553%	9/29/49	300	146
	Royal Bank of Canada	1.125%	1/15/14	1,300	1,301
	Royal Bank of Canada	2.875%	4/19/16	1,700	1,760
	Royal Bank of Canada	2.300%	7/20/16	1,000	1,017
	Royal Bank of Scotland Group plc	5.000%	11/12/13	400	365
	Royal Bank of Scotland Group plc	5.000%	10/1/14	165	136
	Royal Bank of Scotland Group plc	5.050%	1/8/15	225	180
	Royal Bank of Scotland plc	3.400%	8/23/13	2,775	2,692
	Royal Bank of Scotland plc	3.250%	1/11/14	500	476
4	Royal Bank of Scotland plc	4.875%	8/25/14	1,538	1,520
	Royal Bank of Scotland plc	3.950%	9/21/15	225	210
	Santander Holdings USA Inc.	4.625%	4/19/16	200	192
4	Santander US Debt SA Unipersonal	2.991%	10/7/13	1,500	1,437
4	Societe Generale SA	2.200%	9/14/13	930	871
4	Societe Generale SA	2.500%	1/15/14	335	309
	SouthTrust Corp.	5.800%	6/15/14	300	321
4	Sumitomo Mitsui Banking Corp.	2.150%	7/22/13	1,330	1,344
	SunTrust Banks Inc.	3.600%	4/15/16	600	611

8

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	SunTrust Banks Inc.	3.500%	1/20/17	200	201
	Toronto-Dominion Bank	1.375%	7/14/14	1,300	1,315
	Toronto-Dominion Bank	2.500%	7/14/16	200	204
	UBS AG	2.750%	1/8/13	1,000	1,001
	UBS AG	2.250%	8/12/13	3,350	3,316
	UBS AG	2.250%	1/28/14	1,900	1,845
	UBS AG	3.875%	1/15/15	900	895
2	UBS Preferred Funding Trust V	6.243%	5/29/49	325	272
[4,5]	Unicredit Luxembourg Finance SA	0.737%	1/13/17	795	794
	UnionBanCal Corp.	5.250%	12/16/13	250	258
	US Bancorp	2.125%	2/15/13	1,270	1,291
	US Bancorp	1.125%	10/30/13	1,200	1,202
	US Bancorp	4.200%	5/15/14	777	830
	US Bancorp	2.875%	11/20/14	648	677
	US Bancorp	2.450%	7/27/15	900	923
	US Bancorp	2.200%	11/15/16	800	809
	US Bank NA	6.300%	2/4/14	1,700	1,864
5	US Bank NA	0.681%	10/14/14	2,000	1,960
	Wachovia Bank NA	4.800%	11/1/14	400	420
	Wachovia Bank NA	4.875%	2/1/15	580	608
	Wachovia Bank NA	5.000%	8/15/15	250	263
	Wachovia Corp.	5.500%	5/1/13	1,945	2,052
	Wachovia Corp.	4.875%	2/15/14	789	824
	Wachovia Corp.	5.250%	8/1/14	1,048	1,107
	Wachovia Corp.	5.625%	10/15/16	520	566
6	Washington Mutual Bank / Debt not
	acquired by JPMorgan	5.550%	6/16/10	210	68
6	Washington Mutual Bank / Debt not
	acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	4.375%	1/31/13	2,280	2,353
	Wells Fargo & Co.	4.950%	10/16/13	675	708
	Wells Fargo & Co.	4.625%	4/15/14	321	335
	Wells Fargo & Co.	3.750%	10/1/14	1,812	1,910
	Wells Fargo & Co.	3.625%	4/15/15	1,150	1,204
	Wells Fargo Bank NA	4.750%	2/9/15	285	298
	Westpac Banking Corp.	2.250%	11/19/12	2,498	2,524
	Westpac Banking Corp.	2.100%	8/2/13	2,250	2,263
	Westpac Banking Corp.	1.850%	12/9/13	1,810	1,812
	Westpac Banking Corp.	4.200%	2/27/15	1,225	1,280
	Westpac Banking Corp.	3.000%	8/4/15	350	354

	Brokerage (0.5%)
	BlackRock Inc.	3.500%	12/10/14	740	790
4	Cantor Fitzgerald LP	6.375%	6/26/15	400	400
	Charles Schwab Corp.	4.950%	6/1/14	585	633
	Franklin Resources Inc.	2.000%	5/20/13	400	404
	Jefferies Group Inc.	5.875%	6/8/14	150	147
	Jefferies Group Inc.	3.875%	11/9/15	800	706
	Jefferies Group Inc.	5.125%	4/13/18	380	334
[5,6]	Lehman Brothers Holdings
	E-Capital Trust I	3.589%	8/19/65	210	—
	TD Ameritrade Holding Corp.	2.950%	12/1/12	1,225	1,241

	Finance Companies (2.2%)
	General Electric Capital Corp.	3.500%	8/13/12	235	239
	General Electric Capital Corp.	5.250%	10/19/12	953	987
	General Electric Capital Corp.	2.800%	1/8/13	675	687
	General Electric Capital Corp.	5.450%	1/15/13	900	944
	General Electric Capital Corp.	4.800%	5/1/13	2,123	2,230
	General Electric Capital Corp.	1.875%	9/16/13	1,525	1,544
	General Electric Capital Corp.	2.100%	1/7/14	795	808
	General Electric Capital Corp.	5.900%	5/13/14	925	1,014
	General Electric Capital Corp.	5.500%	6/4/14	350	381
	General Electric Capital Corp.	4.750%	9/15/14	242	262
	General Electric Capital Corp.	3.750%	11/14/14	350	371
	General Electric Capital Corp.	3.350%	10/17/16	1,000	1,041
2	General Electric Capital Corp.	6.375%	11/15/67	375	369
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	300	247
	HSBC Finance Corp.	7.000%	5/15/12	1,150	1,169
	HSBC Finance Corp.	5.900%	6/19/12	2,220	2,252
5	HSBC Finance Corp.	0.896%	9/14/12	200	196

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	HSBC Finance Corp.	6.375%	11/27/12	1,100	1,132
	HSBC Finance Corp.	5.250%	1/15/14	1,725	1,763
	HSBC Finance Corp.	5.250%	4/15/15	600	612
	HSBC Finance Corp.	5.000%	6/30/15	350	355
	HSBC Finance Corp.	5.500%	1/19/16	400	413
5	HSBC Finance Corp.	0.957%	6/1/16	400	329
	SLM Corp.	5.375%	5/15/14	400	405
	SLM Corp.	5.050%	11/14/14	350	338
	SLM Corp.	6.250%	1/25/16	840	821
4	USAA Capital Corp.	3.500%	7/17/14	240	253
4	USAA Capital Corp.	1.050%	9/30/14	440	438
4	USAA Capital Corp.	2.250%	12/13/16	260	263

	Insurance (5.0%)
	ACE INA Holdings Inc.	5.875%	6/15/14	360	396
	Aegon NV	4.750%	6/1/13	743	760
	Aetna Inc.	6.000%	6/15/16	325	374
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	220	249
	Allstate Corp.	6.125%	2/15/12	357	359
	Allstate Corp.	6.200%	5/16/14	540	602
	Allstate Life Global Funding Trusts	5.375%	4/30/13	575	607
	American International Group Inc.	4.250%	5/15/13	708	707
	American International Group Inc.	3.650%	1/15/14	525	510
	American International Group Inc.	4.250%	9/15/14	984	956
	American International Group Inc.	5.050%	10/1/15	895	867
	Axis Capital Holdings Ltd.	5.750%	12/1/14	1,140	1,199
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	575	596
	Berkshire Hathaway Finance Corp.	4.600%	5/15/13	1,829	1,919
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	100	106
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	500	532
	Berkshire Hathaway Finance Corp.	1.500%	1/10/14	600	606
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	350	385
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	610	631
	Berkshire Hathaway Inc.	2.125%	2/11/13	2,100	2,133
	Berkshire Hathaway Inc.	3.200%	2/11/15	215	228
2	Chubb Corp.	6.375%	3/29/67	80	79
	Cigna Corp.	2.750%	11/15/16	900	898
	CNA Financial Corp.	5.850%	12/15/14	770	811
	CNA Financial Corp.	6.500%	8/15/16	175	189
	Coventry Health Care Inc.	5.875%	1/15/12	570	571
	Genworth Financial Inc.	5.750%	6/15/14	300	304
	Hartford Financial Services Group Inc.	4.000%	3/30/15	200	202
4	Jackson National Life Global Funding	5.375%	5/8/13	1,050	1,099
	Lincoln National Corp.	5.650%	8/27/12	750	770
2	Lincoln National Corp.	6.050%	4/20/67	295	246
	Manulife Financial Corp.	3.400%	9/17/15	380	382
	Marsh & McLennan Cos. Inc.	5.375%	7/15/14	340	367
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	330	367
4	MassMutual Global Funding II	2.875%	4/21/14	425	435
4	MassMutual Global Funding II	3.125%	4/14/16	625	653
	MetLife Inc.	2.375%	2/6/14	1,500	1,521
4	Metropolitan Life Global Funding I	2.875%	9/17/12	1,275	1,291
4	Metropolitan Life Global Funding I	2.500%	1/11/13	275	278
4	Metropolitan Life Global Funding I	5.125%	4/10/13	1,210	1,262
4	Metropolitan Life Global Funding I	2.000%	1/10/14	1,000	1,001
[4,5]	Monumental Global Funding III	0.588%	1/25/13	275	272
[4,5]	Monumental Global Funding III	0.603%	1/15/14	350	336
4	Monumental Global Funding III	5.250%	1/15/14	375	394
4	Monumental Global Funding Ltd.	5.500%	4/22/13	25	26
4	New York Life Global Funding	5.375%	9/15/13	300	320
4	New York Life Global Funding	3.000%	5/4/15	565	590
4	Pacific Life Global Funding	5.150%	4/15/13	194	202
4	Pricoa Global Funding I	4.625%	6/25/12	70	71
4	Pricoa Global Funding I	5.400%	10/18/12	415	429
4	Pricoa Global Funding I	5.450%	6/11/14	855	928
	Principal Financial Group Inc.	7.875%	5/15/14	700	782
4	Principal Life Global Funding I	6.250%	2/15/12	1,250	1,258
4	Principal Life Global Funding I	5.250%	1/15/13	885	920
4	Principal Life Global Funding I	5.125%	10/15/13	360	381
4	Principal Life Global Funding I	5.050%	3/15/15	250	269
	Principal Life Income Funding Trusts	5.300%	12/14/12	25	26

9

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Principal Life Income Funding Trusts	5.300%	4/24/13	340	357
	Protective Life Corp.	4.300%	6/1/13	265	274
	Prudential Financial Inc.	3.625%	9/17/12	725	736
	Prudential Financial Inc.	2.750%	1/14/13	1,000	1,015
	Prudential Financial Inc.	5.150%	1/15/13	670	695
	Prudential Financial Inc.	5.100%	9/20/14	250	269
	Prudential Financial Inc.	6.200%	1/15/15	150	164
	Prudential Financial Inc.	3.000%	5/12/16	275	274
4	TIAA Global Markets Inc.	4.950%	7/15/13	140	148
	Transatlantic Holdings Inc.	5.750%	12/14/15	1,050	1,125
	Travelers Cos. Inc.	5.375%	6/15/12	250	255
	Travelers Property Casualty Corp.	5.000%	3/15/13	865	899
	UnitedHealth Group Inc.	5.500%	11/15/12	1,073	1,115
	UnitedHealth Group Inc.	4.875%	2/15/13	983	1,025
	UnitedHealth Group Inc.	4.875%	4/1/13	755	791
	UnitedHealth Group Inc.	4.750%	2/10/14	100	107
	UnitedHealth Group Inc.	5.000%	8/15/14	740	807
	WellPoint Health Networks Inc.	6.375%	1/15/12	250	250
	WellPoint Inc.	6.800%	8/1/12	674	696
	WellPoint Inc.	6.000%	2/15/14	955	1,040
	WellPoint Inc.	5.000%	12/15/14	340	371
	Willis North America Inc.	5.625%	7/15/15	879	932
	XL Capital Finance Europe plc	6.500%	1/15/12	966	967
	XL Group plc	5.250%	9/15/14	612	647
[2,4]	ZFS Finance USA Trust IV	5.875%	5/9/62	94	91

	Real Estate Investment Trusts (1.4%)
	Boston Properties LP	6.250%	1/15/13	53	55
	Brandywine Operating Partnership LP	5.750%	4/1/12	109	110
	Brandywine Operating Partnership LP	5.400%	11/1/14	150	156
	Camden Property Trust	5.000%	6/15/15	190	202
	DDR Corp.	5.375%	10/15/12	299	303
	DDR Corp.	5.500%	5/1/15	655	661
	Digital Realty Trust LP	4.500%	7/15/15	1,368	1,394
	Duke Realty LP	4.625%	5/15/13	275	282
	Duke Realty LP	6.250%	5/15/13	336	351
	ERP Operating LP	5.250%	9/15/14	260	276
	ERP Operating LP	6.584%	4/13/15	839	926
	ERP Operating LP	5.125%	3/15/16	420	451
	ERP Operating LP	5.375%	8/1/16	360	392
	HCP Inc.	6.450%	6/25/12	300	306
	HCP Inc.	2.700%	2/1/14	450	449
	HCP Inc.	3.750%	2/1/16	450	458
	Health Care REIT Inc.	3.625%	3/15/16	307	302
	Hospitality Properties Trust	7.875%	8/15/14	200	217
	Kilroy Realty LP	5.000%	11/3/15	450	467
	Kimco Realty Corp.	5.783%	3/15/16	380	410
	Liberty Property LP	6.375%	8/15/12	506	517
	Senior Housing Properties Trust	4.300%	1/15/16	300	294
	Simon Property Group LP	6.750%	5/15/14	428	472
	Simon Property Group LP	5.250%	12/1/16	140	155
	Tanger Properties LP	6.150%	11/15/15	490	542
	Ventas Realty LP /
	Ventas Capital Corp.	3.125%	11/30/15	425	415
	Ventas Realty LP /
	Ventas Capital Corp.	6.500%	6/1/16	170	175
4	WCI Finance LLC / WEA Finance LLC	5.400%	10/1/12	900	918
4	WEA Finance LLC / WT
	Finance Aust Pty Ltd.	7.500%	6/2/14	600	668
4	WEA Finance LLC / WT
	Finance Aust Pty Ltd.	5.750%	9/2/15	1,075	1,163
					301,018
Industrial (28.8%)
	Basic Industry (2.4%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	300	311
	Air Products & Chemicals Inc.	2.000%	8/2/16	180	185
4	Anglo American Capital plc	2.150%	9/27/13	850	849
4	Anglo American Capital plc	9.375%	4/8/14	275	313
	ArcelorMittal	5.375%	6/1/13	2,243	2,296
	ArcelorMittal	9.000%	2/15/15	475	525
	ArcelorMittal	3.750%	8/5/15	675	641

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	ArcelorMittal	3.750%	3/1/16	225	214
	Barrick Gold Corp.	1.750%	5/30/14	960	969
	Barrick Gold Corp.	2.900%	5/30/16	900	928
	BHP Billiton Finance USA Ltd.	5.125%	3/29/12	500	505
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	175	185
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	1,100	1,207
	BHP Billiton Finance USA Ltd.	1.125%	11/21/14	1,400	1,405
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	456	461
	Celulosa Arauco y Constitucion SA	5.125%	7/9/13	120	125
4	Chevron Phillips Chemical Co. LLC/LP	7.000%	6/15/14	200	224
	Dow Chemical Co.	7.600%	5/15/14	470	530
	Dow Chemical Co.	5.900%	2/15/15	430	477
	Dow Chemical Co.	2.500%	2/15/16	500	503
	Ecolab Inc.	2.375%	12/8/14	260	262
	Ecolab Inc.	3.000%	12/8/16	360	374
	EI du Pont de Nemours & Co.	5.875%	1/15/14	8	9
	EI du Pont de Nemours & Co.	1.950%	1/15/16	740	761
	International Paper Co.	5.300%	4/1/15	250	271
	International Paper Co.	7.950%	6/15/18	175	212
	Monsanto Co.	2.750%	4/15/16	240	252
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	3,650	4,267
	Rio Tinto Finance USA Ltd.	1.875%	11/2/15	355	359
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	1,155	1,178
	Rohm & Haas Co.	5.600%	3/15/13	470	491
	Teck Resources Ltd.	10.250%	5/15/16	515	596
	Vale Overseas Ltd.	6.250%	1/11/16	390	435
	Vale Overseas Ltd.	6.250%	1/23/17	65	73
4	Xstrata Canada Financial Corp.	2.850%	11/10/14	1,035	1,042

	Capital Goods (4.0%)
	3M Co.	1.375%	9/29/16	200	202
4	ABB Treasury Center USA Inc.	2.500%	6/15/16	350	351
	Allied Waste North America Inc.	6.875%	6/1/17	200	212
	Boeing Capital Corp.	6.500%	2/15/12	1,755	1,767
	Boeing Capital Corp.	5.800%	1/15/13	500	527
	Boeing Capital Corp.	2.125%	8/15/16	200	205
	Boeing Co.	3.500%	2/15/15	250	269
	Case New Holland Inc.	7.750%	9/1/13	1,020	1,086
	Caterpillar Financial Services Corp.	4.250%	2/8/13	720	748
	Caterpillar Financial Services Corp.	4.900%	8/15/13	450	480
	Caterpillar Financial Services Corp.	6.200%	9/30/13	1,800	1,964
	Caterpillar Financial Services Corp.	6.125%	2/17/14	1,975	2,187
	Caterpillar Financial Services Corp.	1.650%	4/1/14	625	634
	Caterpillar Financial Services Corp.	1.375%	5/20/14	630	638
	Caterpillar Financial Services Corp.	4.750%	2/17/15	130	144
	Caterpillar Financial Services Corp.	2.750%	6/24/15	250	262
	Caterpillar Financial Services Corp.	2.650%	4/1/16	450	469
	Caterpillar Inc.	1.375%	5/27/14	1,100	1,112
	Cooper US Inc.	5.250%	11/15/12	550	570
	CRH America Inc.	5.300%	10/15/13	475	493
	CRH America Inc.	4.125%	1/15/16	950	951
	Danaher Corp.	1.300%	6/23/14	325	330
	Eaton Corp.	5.750%	7/15/12	350	358
	Eaton Corp.	5.950%	3/20/14	250	276
	Emerson Electric Co.	5.625%	11/15/13	200	218
	Emerson Electric Co.	4.125%	4/15/15	230	251
	General Dynamics Corp.	4.250%	5/15/13	1,500	1,573
	General Dynamics Corp.	5.250%	2/1/14	770	839
	General Dynamics Corp.	1.375%	1/15/15	825	835
	General Electric Co.	5.000%	2/1/13	6,690	7,008
	General Electric Co.	5.250%	12/6/17	750	863
	Harsco Corp.	2.700%	10/15/15	950	967
	Honeywell International Inc.	4.250%	3/1/13	75	78
	Illinois Tool Works Inc.	5.150%	4/1/14	615	676
	Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	455	486
	Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	725	844
	John Deere Capital Corp.	7.000%	3/15/12	2,300	2,328
	John Deere Capital Corp.	5.250%	10/1/12	1,600	1,656
	John Deere Capital Corp.	1.875%	6/17/13	150	153
	John Deere Capital Corp.	4.900%	9/9/13	750	800
	John Deere Capital Corp.	1.250%	12/2/14	950	960

10

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.950%	3/9/15	1,050	1,108
John Deere Capital Corp.	2.250%	6/7/16	450	463
John Deere Capital Corp.	1.850%	9/15/16	160	161
L-3 Communications Corp.	6.375%	10/15/15	50	51
Tyco International Finance SA	6.000%	11/15/13	250	271
Tyco International Finance SA	4.125%	10/15/14	150	160
Waste Management Inc.	6.375%	3/11/15	250	286
Waste Management Inc.	2.600%	9/1/16	230	233

Communication (5.6%)
America Movil SAB de CV	5.500%	3/1/14	870	934
America Movil SAB de CV	3.625%	3/30/15	625	656
America Movil SAB de CV	2.375%	9/8/16	650	642
American Tower Corp.	4.625%	4/1/15	125	131
AT&T Inc.	4.950%	1/15/13	1,125	1,173
AT&T Inc.	6.700%	11/15/13	1,935	2,136
AT&T Inc.	4.850%	2/15/14	565	610
AT&T Inc.	5.100%	9/15/14	2,795	3,083
AT&T Inc.	2.500%	8/15/15	630	653
AT&T Inc.	5.625%	6/15/16	120	139
BellSouth Corp.	5.200%	9/15/14	900	994
British Telecommunications plc	5.150%	1/15/13	375	388
Cellco Partnership / Verizon
Wireless Capital LLC	7.375%	11/15/13	3,040	3,385
Cellco Partnership / Verizon
Wireless Capital LLC	5.550%	2/1/14	3,715	4,040
CenturyLink Inc.	7.875%	8/15/12	450	466
CenturyLink Inc.	5.000%	2/15/15	250	254
Comcast Cable Communications
Holdings Inc.	8.375%	3/15/13	782	851
Comcast Corp.	5.300%	1/15/14	500	539
Comcast Corp.	6.500%	1/15/15	450	512
Comcast Corp.	5.850%	11/15/15	425	484
COX Communications Inc.	7.125%	10/1/12	1,239	1,295
COX Communications Inc.	5.450%	12/15/14	160	178
Deutsche Telekom International
Finance BV	5.250%	7/22/13	300	315
Deutsche Telekom International
Finance BV	5.875%	8/20/13	410	438
Deutsche Telekom
International Finance BV	4.875%	7/8/14	100	106
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.500%	3/1/16	1,075	1,108
Discovery Communications LLC	3.700%	6/1/15	250	264
Embarq Corp.	6.738%	6/1/13	500	521
Embarq Corp.	7.082%	6/1/16	760	825
France Telecom SA	4.375%	7/8/14	1,080	1,144
France Telecom SA	2.125%	9/16/15	150	149
Interpublic Group of Cos. Inc.	6.250%	11/15/14	350	372
McGraw-Hill Cos. Inc.	5.375%	11/15/12	290	301
NBCUniversal Media LLC	2.100%	4/1/14	800	810
NBCUniversal Media LLC	3.650%	4/30/15	650	685
NBCUniversal Media LLC	2.875%	4/1/16	775	791
Omnicom Group Inc.	5.900%	4/15/16	375	419
Qwest Corp.	7.500%	10/1/14	125	138
Reed Elsevier Capital Inc.	7.750%	1/15/14	200	223
Rogers Communications Inc.	6.375%	3/1/14	250	276
Telecom Italia Capital SA	5.250%	11/15/13	1,100	1,063
Telecom Italia Capital SA	6.175%	6/18/14	650	627
Telecom Italia Capital SA	4.950%	9/30/14	900	840
Telefonica Emisiones SAU	5.855%	2/4/13	1,640	1,661
Telefonica Emisiones SAU	2.582%	4/26/13	2,595	2,534
Telefonica Emisiones SAU	4.949%	1/15/15	875	873
Telefonica Emisiones SAU	6.421%	6/20/16	370	384
Thomson Reuters Corp.	5.950%	7/15/13	1,750	1,866
Thomson Reuters Corp.	5.700%	10/1/14	575	636
Time Warner Cable Inc.	6.200%	7/1/13	625	671
Time Warner Cable Inc.	8.250%	2/14/14	500	565
Time Warner Cable Inc.	7.500%	4/1/14	725	813
Time Warner Cable Inc.	3.500%	2/1/15	300	314
Verizon Communications Inc.	4.350%	2/15/13	1,100	1,143

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	5.250%	4/15/13	2,034	2,147
	Verizon Communications Inc.	1.950%	3/28/14	1,875	1,915
	Verizon Communications Inc.	1.250%	11/3/14	1,600	1,609
	Verizon Communications Inc.	4.900%	9/15/15	150	168
	Verizon Communications Inc.	5.550%	2/15/16	420	483
	Verizon Communications Inc.	2.000%	11/1/16	250	252
	Vodafone Group plc	4.150%	6/10/14	2,200	2,340
	WPP Finance UK	8.000%	9/15/14	120	134

	Consumer Cyclical (3.2%)
4	American Honda Finance Corp.	2.375%	3/18/13	825	838
4	American Honda Finance Corp.	4.625%	4/2/13	450	467
4	American Honda Finance Corp.	6.700%	10/1/13	600	654
4	American Honda Finance Corp.	2.500%	9/21/15	240	245
	Best Buy Co. Inc.	6.750%	7/15/13	225	238
	CVS Caremark Corp.	3.250%	5/18/15	430	453
	CVS Caremark Corp.	6.125%	8/15/16	140	163
[2,4]	CVS Pass-Through Trust	6.117%	1/10/13	399	411
	Daimler Finance North America LLC	7.300%	1/15/12	1,050	1,052
	Daimler Finance North America LLC	6.500%	11/15/13	635	689
	Darden Restaurants Inc.	5.625%	10/15/12	290	300
	eBay Inc.	1.625%	10/15/15	640	644
	Ford Motor Credit Co. LLC	7.000%	4/15/15	510	548
	Ford Motor Credit Co. LLC	5.625%	9/15/15	100	104
	Ford Motor Credit Co. LLC	5.000%	5/15/18	320	321
4	Harley-Davidson Funding Corp.	5.250%	12/15/12	805	829
4	Harley-Davidson Funding Corp.	5.750%	12/15/14	610	658
	Historic TW Inc.	9.125%	1/15/13	840	906
	Home Depot Inc.	5.400%	3/1/16	1,260	1,459
4	Hyundai Capital America	3.750%	4/6/16	100	100
	Hyundai Capital Services Inc.	5.625%	1/24/12	285	285
4	Hyundai Capital Services Inc.	4.375%	7/27/16	480	486
	JC Penney Corp. Inc.	9.000%	8/1/12	510	531
	Johnson Controls Inc.	1.750%	3/1/14	150	152
	K Hovnanian Enterprises Inc.	6.250%	1/15/16	160	64
4	Kia Motors Corp.	3.625%	6/14/16	200	198
	Macy’s Retail Holdings Inc.	5.350%	3/15/12	525	529
	Macy’s Retail Holdings Inc.	5.750%	7/15/14	290	312
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	845	943
4	Nissan Motor Acceptance Corp.	3.250%	1/30/13	1,030	1,046
4	Nissan Motor Acceptance Corp.	4.500%	1/30/15	130	135
	Nordstrom Inc.	6.750%	6/1/14	450	506
5	PACCAR Financial Corp.	0.721%	4/5/13	1,275	1,273
	PACCAR Financial Corp.	1.550%	9/29/14	1,100	1,112
4	RCI Banque SA	3.400%	4/11/14	510	492
4	RCI Banque SA	4.600%	4/12/16	280	267
	Staples Inc.	7.375%	10/1/12	520	541
	Toll Brothers Finance Corp.	5.150%	5/15/15	370	382
	Toyota Motor Credit Corp.	1.375%	8/12/13	510	515
	Toyota Motor Credit Corp.	1.250%	11/17/14	1,360	1,367
	Toyota Motor Credit Corp.	2.800%	1/11/16	260	270
	Toyota Motor Credit Corp.	2.000%	9/15/16	120	122
	Viacom Inc.	2.500%	12/15/16	280	281
4	Volkswagen International Finance NV	1.625%	8/12/13	475	477
4	Volkswagen International Finance NV	1.875%	4/1/14	1,400	1,410
4	Volvo Treasury AB	5.950%	4/1/15	1,100	1,168
	Wal-Mart Stores Inc.	3.000%	2/3/14	275	289
	Wal-Mart Stores Inc.	1.625%	4/15/14	440	450
	Wal-Mart Stores Inc.	3.200%	5/15/14	645	682
	Wal-Mart Stores Inc.	2.875%	4/1/15	1,380	1,464
	Wal-Mart Stores Inc.	1.500%	10/25/15	1,100	1,124
	Wal-Mart Stores Inc.	2.800%	4/15/16	260	277
	Walt Disney Co.	4.500%	12/15/13	490	529
4	Wesfarmers Ltd.	2.983%	5/18/16	180	181
	Western Union Co.	6.500%	2/26/14	665	729

	Consumer Noncyclical (6.6%)
	Abbott Laboratories	2.700%	5/27/15	475	500
	Abbott Laboratories	5.875%	5/15/16	340	400
	Allergan Inc.	5.750%	4/1/16	372	431
	Altria Group Inc.	8.500%	11/10/13	937	1,059

11

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Altria Group Inc.	4.125%	9/11/15	908	985
	Amgen Inc.	1.875%	11/15/14	1,180	1,198
	Amgen Inc.	2.300%	6/15/16	510	509
	Anheuser-Busch Cos. LLC	5.000%	1/15/15	81	89
	Anheuser-Busch InBev
	Worldwide Inc.	2.500%	3/26/13	2,500	2,555
	Anheuser-Busch InBev
	Worldwide Inc.	1.500%	7/14/14	1,000	1,011
	Anheuser-Busch InBev
	Worldwide Inc.	5.375%	11/15/14	495	551
	Anheuser-Busch InBev
	Worldwide Inc.	4.125%	1/15/15	115	124
	Anheuser-Busch InBev
	Worldwide Inc.	3.625%	4/15/15	386	411
	Anheuser-Busch InBev
	Worldwide Inc.	2.875%	2/15/16	1,040	1,101
4	Aristotle Holding Inc.	2.750%	11/21/14	440	444
4	Aristotle Holding Inc.	3.500%	11/15/16	315	322
	AstraZeneca plc	5.400%	9/15/12	350	361
	AstraZeneca plc	5.400%	6/1/14	500	553
	Avon Products Inc.	5.625%	3/1/14	410	436
	Baxter International Inc.	1.800%	3/15/13	190	193
	Biogen Idec Inc.	6.000%	3/1/13	895	942
	Boston Scientific Corp.	4.500%	1/15/15	900	946
	Boston Scientific Corp.	6.250%	11/15/15	270	300
	Boston Scientific Corp.	6.400%	6/15/16	370	415
	Bottling Group LLC	6.950%	3/15/14	250	281
	Bottling Group LLC	5.500%	4/1/16	591	685
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	100	105
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	430	442
	Cardinal Health Inc.	5.500%	6/15/13	100	106
	CareFusion Corp.	5.125%	8/1/14	360	390
	Celgene Corp.	2.450%	10/15/15	400	405
	Church & Dwight Co. Inc.	3.350%	12/15/15	240	250
	Clorox Co.	5.000%	3/1/13	75	78
4	Coca-Cola Amatil Ltd.	3.250%	11/2/14	160	167
	Coca-Cola Co.	0.750%	11/15/13	750	753
	Coca-Cola Co.	3.625%	3/15/14	400	426
	Coca-Cola Co.	1.500%	11/15/15	910	923
	Coca-Cola Co.	1.800%	9/1/16	300	305
	Coca-Cola Refreshments USA Inc.	5.000%	8/15/13	500	532
	Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	350	398
	Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	100	109
	Covidien International Finance SA	5.450%	10/15/12	150	155
	Covidien International Finance SA	1.875%	6/15/13	750	757
	CR Bard Inc.	2.875%	1/15/16	520	546
	DENTSPLY International Inc.	2.750%	8/15/16	240	242
	Dr Pepper Snapple Group Inc.	2.350%	12/21/12	250	252
	Express Scripts Inc.	6.250%	6/15/14	495	539
	Express Scripts Inc.	3.125%	5/15/16	500	503
	Gilead Sciences Inc.	2.400%	12/1/14	520	529
	Gilead Sciences Inc.	3.050%	12/1/16	430	441
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	3,460	3,664
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	835	903
	HJ Heinz Co.	5.350%	7/15/13	175	187
	Hospira Inc.	5.900%	6/15/14	150	161
	Kellogg Co.	4.250%	3/6/13	350	363
	Koninklijke Philips Electronics NV	4.625%	3/11/13	335	350
	Kraft Foods Inc.	6.250%	6/1/12	183	187
	Kraft Foods Inc.	6.000%	2/11/13	661	696
	Kraft Foods Inc.	2.625%	5/8/13	1,066	1,087
	Kraft Foods Inc.	5.250%	10/1/13	218	233
	Kraft Foods Inc.	6.750%	2/19/14	580	646
	Kraft Foods Inc.	4.125%	2/9/16	250	271
	Kroger Co.	5.000%	4/15/13	775	811
	Kroger Co.	7.500%	1/15/14	375	419
	Life Technologies Corp.	4.400%	3/1/15	400	414
	Lorillard Tobacco Co.	3.500%	8/4/16	400	403
	McKesson Corp.	5.250%	3/1/13	250	263
	McKesson Corp.	6.500%	2/15/14	220	244
	Mead Johnson Nutrition Co.	3.500%	11/1/14	400	418

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Medco Health Solutions Inc.	6.125%	3/15/13	440	463
	Medco Health Solutions Inc.	7.250%	8/15/13	500	542
	Medco Health Solutions Inc.	2.750%	9/15/15	130	131
	Medtronic Inc.	4.500%	3/15/14	250	269
	Medtronic Inc.	3.000%	3/15/15	135	143
	Merck & Co. Inc.	4.750%	3/1/15	150	167
	Merck & Co. Inc.	4.000%	6/30/15	360	397
	Merck & Co. Inc.	2.250%	1/15/16	504	526
	Novartis Capital Corp.	1.900%	4/24/13	2,250	2,293
	Novartis Capital Corp.	4.125%	2/10/14	500	534
	Novartis Capital Corp.	2.900%	4/24/15	955	1,010
	PepsiAmericas Inc.	4.375%	2/15/14	375	403
	PepsiCo Inc.	4.650%	2/15/13	670	701
	PepsiCo Inc.	3.750%	3/1/14	608	647
	PepsiCo Inc.	0.800%	8/25/14	630	629
	PepsiCo Inc.	2.500%	5/10/16	535	557
	PepsiCo Inc./NC	0.875%	10/25/13	940	944
	Pfizer Inc.	4.500%	2/15/14	100	108
	Pfizer Inc.	5.350%	3/15/15	1,425	1,615
	Philip Morris International Inc.	4.875%	5/16/13	900	952
	Philip Morris International Inc.	6.875%	3/17/14	315	355
	Philip Morris International Inc.	2.500%	5/16/16	1,235	1,281
	Reynolds American Inc.	7.250%	6/1/13	200	215
	Reynolds American Inc.	7.625%	6/1/16	75	90
4	Roche Holdings Inc.	5.000%	3/1/14	64	69
	Safeway Inc.	6.250%	3/15/14	250	277
	Safeway Inc.	3.400%	12/1/16	390	400
	Sanofi	1.625%	3/28/14	895	910
	Sanofi	1.200%	9/30/14	1,010	1,017
	St. Jude Medical Inc.	2.200%	9/15/13	1,250	1,273
	St. Jude Medical Inc.	3.750%	7/15/14	500	529
	Stryker Corp.	3.000%	1/15/15	170	178
	Sysco Corp.	4.200%	2/12/13	220	228
4	Tesco plc	2.000%	12/5/14	390	392
	Teva Pharmaceutical Finance II BV /
	Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	240	250
	Teva Pharmaceutical Finance IV LLC	1.700%	11/10/14	1,370	1,380
	Thermo Fisher Scientific Inc.	2.150%	12/28/12	450	457
	Whirlpool Corp.	5.500%	3/1/13	925	962
4	WM Wrigley Jr Co.	2.450%	6/28/12	1,340	1,344
	Wyeth	5.500%	3/15/13	1,610	1,705
	Wyeth	5.500%	2/1/14	1,375	1,507

	Energy (2.9%)
	Anadarko Petroleum Corp.	7.625%	3/15/14	390	434
	Anadarko Petroleum Corp.	5.750%	6/15/14	800	863
	Anadarko Petroleum Corp.	5.950%	9/15/16	675	765
	Anadarko Petroleum Corp.	6.375%	9/15/17	65	75
	Apache Corp.	5.250%	4/15/13	100	106
	BP Capital Markets plc	5.250%	11/7/13	2,761	2,965
	BP Capital Markets plc	3.625%	5/8/14	1,310	1,375
	BP Capital Markets plc	3.875%	3/10/15	1,460	1,556
	BP Capital Markets plc	3.125%	10/1/15	775	811
	BP Capital Markets plc	3.200%	3/11/16	510	535
	Canadian Natural Resources Ltd.	5.150%	2/1/13	330	344
	Canadian Natural Resources Ltd.	1.450%	11/14/14	380	382
	Cenovus Energy Inc.	4.500%	9/15/14	325	351
	Chevron Corp.	3.950%	3/3/14	220	236
	ConocoPhillips	4.400%	5/15/13	500	526
	ConocoPhillips	4.750%	2/1/14	1,850	2,000
	ConocoPhillips	4.600%	1/15/15	170	189
	ConocoPhillips Australia Funding Co.	5.500%	4/15/13	270	287
	Devon Energy Corp.	5.625%	1/15/14	150	163
	Ensco plc	3.250%	3/15/16	875	894
	EOG Resources Inc.	6.125%	10/1/13	275	299
	EOG Resources Inc.	2.950%	6/1/15	540	566
	Husky Energy Inc.	5.900%	6/15/14	426	463
	Marathon Petroleum Corp.	3.500%	3/1/16	400	408
	Noble Holding International Ltd.	3.450%	8/1/15	540	562
	Noble Holding International Ltd.	3.050%	3/1/16	370	382
	Occidental Petroleum Corp.	2.500%	2/1/16	900	944

12

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Schlumberger Norge AS	1.950%	9/14/16	685	686
	Shell International Finance BV	4.000%	3/21/14	4,646	4,976
	Shell International Finance BV	3.100%	6/28/15	905	970
	Total Capital Canada Ltd.	1.625%	1/28/14	160	163
	Total Capital SA	3.000%	6/24/15	350	370
	Total Capital SA	3.125%	10/2/15	510	540
	Transocean Inc.	4.950%	11/15/15	1,000	1,019
	Valero Energy Corp.	4.750%	6/15/13	500	524
	Valero Energy Corp.	4.500%	2/1/15	375	402
	Weatherford International Ltd.	5.150%	3/15/13	11	11
	Weatherford International Ltd.	5.500%	2/15/16	240	264
4	Woodside Finance Ltd.	8.125%	3/1/14	225	251

	Technology (3.0%)
	Affiliated Computer Services Inc.	5.200%	6/1/15	250	269
	Agilent Technologies Inc.	5.500%	9/14/15	120	132
	Amphenol Corp.	4.750%	11/15/14	250	267
	Applied Materials Inc.	2.650%	6/15/16	200	206
	Cisco Systems Inc.	1.625%	3/14/14	1,960	2,001
	Cisco Systems Inc.	5.500%	2/22/16	300	349
	Dell Inc.	2.100%	4/1/14	1,000	1,020
	Dell Inc.	5.625%	4/15/14	650	712
	Dell Inc.	2.300%	9/10/15	715	731
	Dun & Bradstreet Corp.	6.000%	4/1/13	600	633
	Dun & Bradstreet Corp.	2.875%	11/15/15	250	257
	Google Inc.	2.125%	5/19/16	95	99
	Hewlett-Packard Co.	4.500%	3/1/13	1,170	1,205
	Hewlett-Packard Co.	1.250%	9/13/13	1,000	985
	Hewlett-Packard Co.	6.125%	3/1/14	2,130	2,300
	Hewlett-Packard Co.	1.550%	5/30/14	170	167
	Hewlett-Packard Co.	2.625%	12/9/14	525	530
	Hewlett-Packard Co.	2.125%	9/13/15	1,400	1,370
	Hewlett-Packard Co.	2.200%	12/1/15	375	366
	Hewlett-Packard Co.	2.650%	6/1/16	460	456
	HP Enterprise Services LLC	6.000%	8/1/13	1,925	2,041
	Intel Corp.	1.950%	10/1/16	100	103
	International Business Machines Corp.	4.750%	11/29/12	180	184
	International Business Machines Corp.	2.100%	5/6/13	825	843
	International Business Machines Corp.	1.000%	8/5/13	3,070	3,097
	International Business Machines Corp.	6.500%	10/15/13	225	248
	International Business Machines Corp.	0.875%	10/31/14	2,000	2,007
	International Business Machines Corp.	2.000%	1/5/16	450	464
	International Business Machines Corp.	1.950%	7/22/16	1,025	1,051
	Intuit Inc.	5.400%	3/15/12	200	202
	Lexmark International Inc.	5.900%	6/1/13	500	520
	Microsoft Corp.	2.950%	6/1/14	550	583
	Microsoft Corp.	1.625%	9/25/15	365	378
	Oracle Corp.	4.950%	4/15/13	487	515
	Oracle Corp.	3.750%	7/8/14	1,297	1,395
	Pitney Bowes Inc.	4.875%	8/15/14	500	531
	Pitney Bowes Inc.	5.000%	3/15/15	225	238
	Texas Instruments Inc.	1.375%	5/15/14	825	838
	Xerox Corp.	4.250%	2/15/15	675	713

	Transportation (1.1%)
	Burlington Northern Santa Fe LLC	4.875%	1/15/15	120	131
	Canadian National Railway Co.	4.950%	1/15/14	269	291
	Canadian National Railway Co.	1.450%	12/15/16	180	179
2	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	1/2/18	219	228
2	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	9/15/17	94	97
2	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	181	194
2	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	148	153
[2,5]	Continental Airlines 2006-1 Class G
	Pass Through Trust	0.879%	6/2/15	285	268
	CSX Corp.	5.750%	3/15/13	400	422
	CSX Corp.	5.500%	8/1/13	474	504
	CSX Corp.	6.250%	4/1/15	507	579

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	Delta Air Lines 2002-1 Class G-1
	Pass Through Trust	6.718%	1/2/23	245	242
	Delta Air Lines 2002-1 Class G-2
	Pass Through Trust	6.417%	7/2/12	810	821
2	Delta Air Lines 2010-1 Class A
	Pass Through Trust	6.200%	7/2/18	549	586
4	ERAC USA Finance LLC	2.750%	7/1/13	260	263
4	ERAC USA Finance LLC	2.250%	1/10/14	1,320	1,325
4	ERAC USA Finance LLC	5.600%	5/1/15	236	259
	JB Hunt Transport Services Inc.	3.375%	9/15/15	290	295
[2,5]	JetBlue Airways 2004-1 G-1
	Pass Through Trust	0.921%	6/15/15	181	170
[2,5]	JetBlue Airways 2004-1 G-2
	Pass Through Trust	0.966%	9/15/15	225	202
[2,5]	JetBlue Airways 2004-2 G-2
	Pass Through Trust	0.907%	5/15/18	220	176
	Norfolk Southern Corp.	5.257%	9/17/14	663	730
	Norfolk Southern Corp.	5.750%	1/15/16	112	130
	Ryder System Inc.	6.000%	3/1/13	1,090	1,144
	Ryder System Inc.	5.850%	3/1/14	165	180
	Ryder System Inc.	3.150%	3/2/15	550	564
	Ryder System Inc.	3.600%	3/1/16	595	619
2	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	8/1/22	63	68
	Union Pacific Corp.	5.450%	1/31/13	100	105
					285,385
Utilities (4.4%)
	Electric (3.5%)
	Alabama Power Co.	4.850%	12/15/12	160	166
	Carolina Power & Light Co.	6.500%	7/15/12	1,110	1,143
	Carolina Power & Light Co.	5.125%	9/15/13	190	204
	Carolina Power & Light Co.	5.150%	4/1/15	100	112
	Carolina Power & Light Co.	5.250%	12/15/15	320	367
	CenterPoint Energy Houston
	Electric LLC	7.000%	3/1/14	390	439
5	CMS Energy Corp.	1.353%	1/15/13	300	296
	CMS Energy Corp.	2.750%	5/15/14	500	495
	CMS Energy Corp.	4.250%	9/30/15	690	697
	Columbus Southern Power Co.	5.500%	3/1/13	225	236
	Consumers Energy Co.	5.375%	4/15/13	772	813
	Dominion Resources Inc.	5.700%	9/17/12	310	320
	Dominion Resources Inc.	1.950%	8/15/16	280	283
5	Dominion Resources Inc.	2.879%	9/30/66	155	131
	DTE Energy Co.	7.625%	5/15/14	100	113
	Duke Energy Carolinas LLC	5.750%	11/15/13	640	696
	Duke Energy Carolinas LLC	5.300%	10/1/15	100	115
	Duke Energy Carolinas LLC	1.750%	12/15/16	175	177
	Duke Energy Ohio Inc.	2.100%	6/15/13	750	763
4	EDP Finance BV	5.375%	11/2/12	1,750	1,720
4	Enel Finance International NV	5.700%	1/15/13	200	202
4	Enel Finance International NV	3.875%	10/7/14	525	510
	Entergy Arkansas Inc.	5.400%	8/1/13	1,040	1,103
	Exelon Generation Co. LLC	5.350%	1/15/14	500	535
	Florida Power Corp.	4.800%	3/1/13	380	397
	Florida Power Corp.	5.100%	12/1/15	850	967
[2,4]	FPL Energy Marcus Hook LP	7.590%	7/10/18	436	432
5	Georgia Power Co.	0.866%	3/15/13	750	747
	Georgia Power Co.	6.000%	11/1/13	200	218
	Georgia Power Co.	3.000%	4/15/16	420	445
	Great Plains Energy Inc.	2.750%	8/15/13	300	304
4	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	1,320	1,318
4	International Transmission Co.	4.450%	7/15/13	200	209
	MidAmerican Energy Co.	4.650%	10/1/14	120	131
	MidAmerican Energy Holdings Co.	3.150%	7/15/12	860	870
4	Monongahela Power Co. Inc.	7.950%	12/15/13	170	190
	National Rural Utilities Cooperative
	Finance Corp.	7.250%	3/1/12	102	103
	National Rural Utilities Cooperative
	Finance Corp.	2.625%	9/16/12	660	668
	National Rural Utilities Cooperative
	Finance Corp.	5.500%	7/1/13	1,900	2,036

13

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	National Rural Utilities Cooperative
	Finance Corp.	1.125%	11/1/13	325	325
	National Rural Utilities Cooperative
	Finance Corp.	4.750%	3/1/14	100	108
	Nevada Power Co.	6.500%	4/15/12	200	203
	Nevada Power Co.	5.875%	1/15/15	290	326
5	NextEra Energy Capital Holdings Inc.	0.841%	11/9/12	1,750	1,745
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	340	345
2	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	205	205
4	Niagara Mohawk Power Corp.	3.553%	10/1/14	120	126
	Northeast Utilities	7.250%	4/1/12	345	350
	Northeast Utilities	5.650%	6/1/13	550	581
	Northern States Power Co.	8.000%	8/28/12	525	549
	NSTAR Electric Co.	4.875%	10/15/12	130	134
	Pacific Gas & Electric Co.	6.250%	12/1/13	420	459
	Pacific Gas & Electric Co.	4.800%	3/1/14	440	474
	Pacific Gas & Electric Co.	5.625%	11/30/17	320	379
	Peco Energy Co.	5.600%	10/15/13	200	216
	Peco Energy Co.	5.000%	10/1/14	120	132
	PG&E Corp.	5.750%	4/1/14	1,100	1,199
2	PPL Capital Funding Inc.	6.700%	3/30/67	450	441
	PPL Energy Supply LLC	5.400%	8/15/14	200	218
	PSEG Power LLC	2.500%	4/15/13	475	483
	Public Service Co. of Colorado	7.875%	10/1/12	200	211
	Public Service Electric & Gas Co.	5.125%	9/1/12	155	159
	Public Service Electric & Gas Co.	5.000%	8/15/14	250	274
	Public Service Electric & Gas Co.	2.700%	5/1/15	500	523
	Sierra Pacific Power Co.	5.450%	9/1/13	240	256
	Southern California Edison Co.	5.000%	1/15/14	100	108
	Southern California Edison Co.	5.750%	3/15/14	300	331
	Southern Co.	4.150%	5/15/14	245	262
	Southern Co.	2.375%	9/15/15	55	57
4	Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	1,350	1,426
	Virginia Electric and Power Co.	4.750%	3/1/13	800	835
	Wisconsin Electric Power Co.	6.000%	4/1/14	150	166
2	Wisconsin Energy Corp.	6.250%	5/15/67	160	160

	Natural Gas (0.9%)
	El Paso Pipeline Partners
	Operating Co. LLC	4.100%	11/15/15	575	588
	Enbridge Energy Partners LP	5.875%	12/15/16	150	172
2	Enbridge Energy Partners LP	8.050%	10/1/37	105	111
	Energy Transfer Partners LP	5.650%	8/1/12	270	277
	Energy Transfer Partners LP	6.000%	7/1/13	440	462
	Enterprise Products Operating LLC	6.375%	2/1/13	200	210
	Enterprise Products Operating LLC	5.650%	4/1/13	575	603
	Enterprise Products Operating LLC	5.900%	4/15/13	880	924
	Enterprise Products Operating LLC	9.750%	1/31/14	530	613
	Enterprise Products Operating LLC	3.200%	2/1/16	225	233
2	Enterprise Products Operating LLC	8.375%	8/1/66	450	482
4	Gulf South Pipeline Co. LP	5.750%	8/15/12	520	532
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	140	145
	Magellan Midstream Partners LP	6.450%	6/1/14	100	111
4	NGPL PipeCo LLC	6.514%	12/15/12	410	415
	ONEOK Partners LP	3.250%	2/1/16	940	971
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.250%	9/1/12	360	366
	Plains All American Pipeline LP /
	PAA Finance Corp.	3.950%	9/15/15	160	169
4	Rockies Express Pipeline LLC	6.250%	7/15/13	325	335
	Sempra Energy	6.500%	6/1/16	25	29
	TransCanada PipeLines Ltd.	3.400%	6/1/15	545	577
2	TransCanada PipeLines Ltd.	6.350%	5/15/67	175	175
	Williams Partners LP	3.800%	2/15/15	905	950
					43,887
Total Corporate Bonds (Cost $624,919)					630,290

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
4	Abu Dhabi Government
	International Bond	5.500%	4/8/14	80	87
	Brazilian Government
	International Bond	7.875%	3/7/15	500	596
	Chile Government
	International Bond	3.250%	9/14/21	100	103
	Corp Andina de Fomento	3.750%	1/15/16	200	202
	European Bank for Reconstruction &
	Development	1.625%	9/3/15	50	51
	European Investment Bank	4.250%	7/15/13	250	262
	European Investment Bank	2.875%	1/15/15	500	521
	European Investment Bank	2.750%	3/23/15	250	260
	Export-Import Bank of Korea	5.500%	10/17/12	400	409
[4,8]	Hana Bank	6.500%	4/9/12	120	122
	Hungary Government
	International Bond	4.750%	2/3/15	150	138
4	Industrial Bank of Korea	7.125%	4/23/14	150	164
	Israel Government
	International Bond	5.125%	3/1/14	50	53
9	Japan Finance Corp.	1.875%	9/24/15	100	102
	Korea Development Bank	5.300%	1/17/13	450	463
[10]	Kreditanstalt fuer Wiederaufbau	3.250%	3/15/13	250	258
[10]	Kreditanstalt fuer Wiederaufbau	2.750%	10/21/14	750	785
	Mexico Government
	International Bond	5.875%	2/17/14	200	216
	Mexico Government
	International Bond	6.625%	3/3/15	300	340
	Nordic Investment Bank	2.500%	7/15/15	1,000	1,053
	Panama Government
	International Bond	7.250%	3/15/15	100	116
	Peruvian Government
	International Bond	9.125%	2/21/12	100	100
	Petrobras International
	Finance Co. - Pifco	9.125%	7/2/13	125	137
	Petroleos Mexicanos	4.875%	3/15/15	200	212
[2,4]	Petroleum Co. of Trinidad
	& Tobago Ltd.	6.000%	5/8/22	66	65
4	Petronas Capital Ltd.	7.000%	5/22/12	100	102
	Poland Government
	International Bond	3.875%	7/16/15	200	202
	Province of British Columbia Canada	2.100%	5/18/16	200	208
	Province of Ontario	3.500%	7/15/13	250	261
	Province of Ontario	2.950%	2/5/15	450	475
	Province of Ontario	1.875%	9/15/15	25	25
4	Qatar Government
	International Bond	5.150%	4/9/14	100	107
4	Qatar Government International Bond	4.000%	1/20/15	200	210
4	Qtel International Finance Ltd.	3.375%	10/14/16	75	75
[2,4]	Ras Laffan Liquefied
	Natural Gas Co. Ltd. II	5.298%	9/30/20	176	189
4	Ras Laffan Liquefied
	Natural Gas Co. Ltd. III	5.500%	9/30/14	175	187
	Republic of Italy	2.125%	9/16/13	50	47
	Republic of Italy	4.750%	1/25/16	75	70
	Republic of Italy	5.250%	9/20/16	75	70
	Republic of Korea	4.250%	6/1/13	125	129
	South Africa Government
	International Bond	6.500%	6/2/14	100	110
4	TDIC Finance Ltd.	6.500%	7/2/14	125	135
4	Transnet SOC Ltd.	4.500%	2/10/16	100	101
Total Sovereign Bonds (Cost $9,306)					9,518

14

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.3%)
California GO	5.250%	4/1/14	150	160
5 Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	1.058%	10/15/12	1,090	1,089
Illinois GO	2.766%	1/1/12	800	800
Loudoun County VA Industrial
Development Authority Revenue
(Howard Hughes Medical Institute)	3.450%	9/1/14	150	160
Louisiana Local Government
Environmental Facility & Community
Development Authority Revenue	3.220%	2/1/21	750	782
Louisiana Local Government
Environmental Facility &
Community Development
Authority Revenue	3.450%	2/1/22	350	371
Total Taxable Municipal Bonds (Cost $3,295)				3,362
Tax-Exempt Municipal Bonds (0.1%)
California Housing Finance Agency
Home Mortgage Revenue VRDO	0.080%	2/1/37 LOC	500	500
New York City NY Industrial
Development Agency Special Facility
Revenue (American Airlines Inc.
John F. Kennedy International
Airport Project)	7.500%	8/1/16	75	66
Total Tax-Exempt Municipal Bonds (Cost $573)				566

			Shares
Convertible Preferred Stock (0.0%)
6 Lehman Brothers Holdings Inc. Pfd.
(Cost $700)	7.250%		700	—
Preferred Stocks (0.1%)
Aspen Insurance Holdings Ltd. Pfd.	7.401%		5,950	147
Federal National Mortgage Assn. Pfd.	4.500%		21,600	29
Southern California Edison Co. Pfd.	4.900%		10,463	1,040
Total Preferred Stocks (Cost $1,718)				1,216
Temporary Cash Investment (1.4%)
Money Market Fund (1.4%)
[11] Vanguard Market Liquidity Fund
(Cost $13,868)	0.110%	13,868,248		13,868
Total Investments (98.9%) (Cost $975,842)				979,873

Market
Value•
($000)
Other Assets and Liabilities (1.1%)
Other Assets	14,096
Liabilities	(3,460)
10,636
Net Assets (100%)
Applicable to 92,516,536 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	990,509
Net Asset Value Per Share	$10.71

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	960,948
Undistributed Net Investment Income	24,263
Accumulated Net Realized Losses	(2,564)
Unrealized Appreciation (Depreciation)
Investment Securities	4,031
Futures Contracts	(158)
Swap Contracts	3,989
Net Assets	990,509

• See Note A in Notes to Financial Statements.
1 Securities with a value of $752,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate value of these securities was $153,369,000, representing 15.5% of net assets.
5 Adjustable-rate security.
6 Non-income-producing security—security in default.
7 Non-income-producing security—issuer has suspended all payments until May 1, 2012.
8 Guaranteed by the Republic of Korea.
9 Guaranteed by the Government of Japan.
10 Guaranteed by the Federal Republic of Germany.
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends	95
Interest[1]	25,419
Total Income	25,514
Expenses
The Vanguard Group—Note B
Investment Advisory Services	115
Management and Administrative	1,477
Marketing and Distribution	198
Custodian Fees	39
Auditing Fees	35
Shareholders’ Reports	19
Trustees’ Fees and Expenses	1
Total Expenses	1,884
Net Investment Income	23,630
Realized Net Gain (Loss)
Investment Securities Sold	3,364
Futures Contracts	(5,236)
Swap Contracts	2,827
Realized Net Gain (Loss)	955
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(8,015)
Futures Contracts	(1,135)
Swap Contracts	2,408
Change in Unrealized Appreciation
(Depreciation)	(6,742)
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,843

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,630	28,046
Realized Net Gain (Loss)	955	10,586
Change in Unrealized Appreciation (Depreciation)	(6,742)	7,394
Net Increase (Decrease) in Net Assets Resulting from Operations	17,843	46,026
Distributions
Net Investment Income	(30,153)	(26,042)
Realized Capital Gain[2]	(8,557)	—
Total Distributions	(38,710)	(26,042)
Capital Share Transactions
Issued	222,140	195,064
Issued in Lieu of Cash Distributions	38,710	26,042
Redeemed	(144,598)	(195,003)
Net Increase (Decrease) from Capital Share Transactions	116,252	26,103
Total Increase (Decrease)	95,385	46,087
Net Assets
Beginning of Period	895,124	849,037
End of Period[3]	990,509	895,124

1 Interest income from an affiliated company of the portfolio was $41,000.
2 Includes fiscal 2011 short-term gain distributions totaling $2,445,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $24,263,000 and $28,811,000.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.97	$10.74	$9.95	$10.77	$10.63
Investment Operations
Net Investment Income	.258	.335	.404[1]	.480	.520[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.043)	.215	.913	(.830)	.090
Total from Investment Operations	.215	.550	1.317	(.350)	.610
Distributions
Dividends from Net Investment Income	(.370)	(.320)	(.470)	(.470)	(.470)
Distributions from Realized Capital Gains	(.105)	—	(.057)	—	—
Total Distributions	(.475)	(.320)	(.527)	(.470)	(.470)
Net Asset Value, End of Period	$10.71	$10.97	$10.74	$9.95	$10.77

Total Return	2.02%	5.22%	13.86%	–3.45%	5.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$991	$895	$849	$454	$464
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.51%	3.07%	3.92%	4.62%	4.92%
Portfolio Turnover Rate	50%	59%	59%	50%	59%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

17

Vanguard Short-Term Investment-Grade Portfolio

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty, may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

18

Vanguard Short-Term Investment-Grade Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $161,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	134,342	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	186,711	—
Corporate Bonds	—	630,290	—
Sovereign Bonds	—	9,518	—
Taxable Municipal Bonds	—	3,362	—
Tax-Exempt Municipal Bonds	—	566	—
Convertible Preferred Stocks	—	—	—
Preferred Stocks	1,216	—	—
Temporary Cash Investments	13,868	—	—
Futures Contracts—Assets[1]	73	—	—
Futures Contracts—Liabilities[1]	(98)	—	—
Swap Contracts—Assets	—	4,178	—
Swap Contracts—Liabilities	—	(189)	—
Total	15,059	968,778	—
1 Represents variation margin on the last day of the reporting period.

19

Vanguard Short-Term Investment-Grade Portfolio

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2011:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2010	13
Change in Unrealized Appreciation (Depreciation)	(13)
Balance as of December 31, 2011	—

D. At December 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	4,135	116	4,251
Liabilities	(102)	(185)	(287)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2011, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(5,236)	—	(5,236)
Swap Contracts	2,865	(38)	2,827
Realized Net Gain (Loss) on Derivatives	(2,371)	(38)	(2,409)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,135)	—	(1,135)
Swap Contracts	2,299	109	2,408
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,164	109	1,273

At December 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2012	620	136,739	32
5-Year U.S. Treasury Note	March 2012	(527)	(64,957)	(221)
30-Year U.S. Treasury Bond	March 2012	30	4,344	17
Ultra Long U.S. Treasury Bond	March 2012	8	1,282	10
10-Year U.S. Treasury Note	March 2012	9	1,180	4

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2011, the fund had the following open swap contracts:

Credit Default Swaps
				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
Altria Group Inc./Baa1	12/20/16	JPMC	260	2	1.000	1
Altria Group Inc./Baa1	12/20/16	BOANA	260	2	1.000	1
Banco Bilbao Vizcaya
Argentaria SA/Aa2	9/20/15	BARC	700	29	1.000	(33)
Bank of America Corp./A2	3/20/15	DBAG	280	6	1.000	(21)
Burlington Northern/A3	6/20/12	DBAG	400	—	0.400	1
HSBC Finance Corp./A3	9/20/16	DBAG	300	11	1.000	(7)
Johnson & Johnson/Aaa	9/20/12	GSCM	410	—	0.070	—
Johnson & Johnson/Aaa	9/20/12	UBSAG	160	—	0.080	—
Morgan Stanley/A2	12/20/12	BOANA	1,250	106	1.000	1
RR Donnelley & Sons/Ba1	6/20/16	GSCM	250	21	1.000	(30)

Credit Protection Purchased
AT&T Inc.	6/20/13	GSCM	300	—	(1.040)	(3)
Bank of America Corp.	12/20/14	DBAG	170	(4)	(1.000)	14
Bank of America Corp.	12/20/14	BARC	170	(4)	(1.000)	15
Bank of America Corp.	12/20/14	BARC	300	(3)	(1.000)	26
Citigroup Inc.	6/20/14	BOANA	1,120	(48)	(5.000)	(91)
Danske Bank A/S	12/20/15	BARC	145	(1)	(1.000)	8
Intesa Sanpaolo SpA	6/20/15	BOANA	300	(13)	(1.000)	31
Morgan Stanley	9/20/15	BARC	200	(11)	(1.000)	14
Morgan Stanley	12/20/16	BOANA	350	(93)	(1.000)	3
Wells Fargo	3/20/15	GSCM	280	(2)	(1.000)	1
						(69)

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
UBSAG—UBS AG.

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
1/15/12	WFC	250	1.383	(0.278)[2]	—
1/15/12	WFC	300	1.226	(0.278)[2]	—
1/15/12	WFC	115	1.148	(0.278)[2]	—
1/15/12	WFC	10	1.075	(0.278)[2]	—
1/15/12	WFC	10	1.050	(0.278)[2]	—
1/15/12	WFC	300	1.058	(0.278)[2]	—
2/6/12	WFC	1,500	1.485	(0.270)[2]	2
3/6/12	GSCM	1,350	1.501	(0.270)[2]	3
4/15/12	GSCM	230	1.543	(0.278)[2]	1
4/15/12	WFC	300	1.543	(0.278)[2]	1
5/15/12	BOANA	50	1.349	(0.278)[2]	—
7/15/12	BARC	900	1.683	(0.278)[2]	6
7/15/12	WFC	90	1.450	(0.278)[2]	1

21

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
7/15/12	WFC	80	1.590	(0.278)[2]	1
7/15/12	WFC	220	1.450	(0.278)[2]	1
7/15/12	JPMC	655	1.370	(0.278)[2]	3
9/6/12	GSCM	120	2.073	(0.270)[2]	1
9/6/12	BOANA	1,470	2.065	(0.270)[2]	16
10/15/12	BOANA	600	1.746	(0.278)[2]	6
10/20/12	BARC	500	1.760	(0.285)[2]	5
10/20/12	BARC	1,100	2.035	(0.285)[2]	14
10/22/12	BOANA	300	2.453	(0.291)[2]	5
11/9/12	WFC	1,750	1.855	(0.441)[3]	18
11/15/12	WFC	250	1.811	(0.278)[2]	3
11/15/12	WFC	40	1.563	(0.278)[2]	—
11/15/12	WFC	300	0.933	(0.278)[2]	1
12/6/12	BARC	400	2.325	(0.538)[3]	6
12/6/12	BARC	200	1.930	(0.528)[3]	2
12/15/12	WFC	1,100	1.822	(0.278)[2]	14
12/15/12	WFC	440	1.763	(0.278)[2]	6
12/15/12	WFC	2,280	1.715	(0.278)[2]	27
12/17/12	BOANA	2,000	2.030	(0.285)[2]	30
1/15/13	WFC	3,000	1.724	(0.278)[2]	39
1/15/13	WFC	2,440	1.770	(0.403)[3]	27
1/15/13	JPMC	300	1.634	(0.403)[3]	3
1/15/13	WFC	80	1.004	(0.278)[2]	1
1/25/13	WFC	275	0.816	(0.418)[3]	—
2/15/13	WFC	700	1.705	(0.278)[2]	10
2/15/13	WFC	45	1.890	(0.278)[2]	1
2/15/13	WFC	620	1.725	(0.278)[2]	9
2/15/13	WFC	16	0.801	(0.278)[2]	—
2/15/13	WFC	100	0.910	(0.278)[2]	1
2/20/13	WFC	580	1.926	(0.285)[2]	10
2/20/13	WFC	340	0.799	(0.285)[2]	1
3/15/13	WFC	750	1.708	(0.546)[3]	9
4/5/13	GSCM	1,275	1.767	(0.271)[2]	21
4/29/13	BOANA	1,600	0.800	(0.428)[3]	2
6/2/13	BOANA	285	0.755	(0.529)[3]	—
9/15/13	GSCM	680	1.254	(0.278)[2]	9
9/15/13	WFC	160	0.698	(0.278)[2]	—
10/15/13	WFC	230	1.023	(0.278)[2]	2
12/1/13	GSCM	225	2.584	(0.527)[3]	8
12/1/13	WFC	2,292	2.582	(0.527)[3]	81
12/1/13	GSCM	2,923	2.584	(0.527)[3]	103
12/14/13	UBSAG	290	0.739	(0.278)[2]	—
1/15/14	WFC	350	0.870	(0.403)[3]	1
2/15/14	WFC	1,800	1.400	(0.278)[2]	32
3/6/14	GSCM	3,074	2.448	(0.270)[2]	125
3/15/14	WFC	400	2.662	(0.278)[2]	18
3/15/14	WFC	200	2.206	(0.278)[2]	7
4/15/14	WFC	390	0.680	(0.403)[3]	—
5/15/14	GSCM	150	1.528	(0.278)[2]	3
5/16/14	WFC	520	1.083	(0.461)[3]	4
6/15/14	WFC	300	2.338	(0.278)[2]	13
6/15/14	WFC	5	2.577	(0.278)[2]	—

22

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
7/15/14	WFC	1,200	2.305	(0.278)[2]	51
7/20/14	WFC	1,500	0.670	(0.285)[2]	10
8/15/14	WFC	1,480	2.681	(0.278)[2]	79
8/15/14	JPMC	540	1.501	(0.278)[2]	12
8/15/14	GSCM	100	1.350	(0.278)[2]	2
9/22/14	BOANA	1,900	0.553	(0.291)[2]	(4)
10/14/14	WFC	2,000	1.861	(0.401)[3]	59
10/15/14	WFC	390	1.130	(0.278)[2]	5
12/15/14	GSCM	850	0.553	(0.325)[2]	—
2/15/15	BOANA	190	1.799	(0.278)[2]	6
2/15/15	WFC	270	1.634	(0.278)[2]	8
2/15/15	UBSAG	525	1.830	(0.278)[2]	18
2/15/15	GSCM	200	1.755	(0.278)[2]	7
2/15/15	WFC	1,000	1.599	(0.278)[2]	28
2/15/15	WFC	250	1.390	(0.278)[2]	4
2/15/15	WFC	200	1.200	(0.278)[2]	5
2/17/15	GSCM	1,070	2.555	(0.466)[3]	56
3/24/15	GSCM	100	2.910	(0.294)[2]	7
4/15/15	WFC	510	0.973	(0.278)[2]	5
8/15/15	GSCM	3,390	1.588	(0.278)[2]	95
9/15/15	UBSAG	4,200	1.630	(0.278)[2]	124
10/15/15	JPMC	100	2.211	(0.278)[2]	5
10/15/15	UBSAG	30	2.163	(0.278)[2]	1
10/21/15	WFC	2,370	1.485	(0.412)[3]	46
5/19/16	WFC	1,600	1.454	(0.479)[3]	21
6/1/16	WFC	350	2.910	(0.527)[3]	27
7/18/16	GSCM	3,900	1.876	(0.405)[3]	116
8/15/16	BOANA	140	3.226	(0.278)[2]	14
8/15/16	BARC	320	1.919	(0.278)[2]	13
8/15/16	GSCM	40	1.903	(0.278)[2]	2
9/30/16	WFC	155	1.409	(0.359)[3]	2
10/25/16	WFC	1,500	1.714	(0.418)[3]	38
12/15/16	WFC	500	3.370	(0.546)[3]	52
12/15/16	JPMC	425	3.258	(0.403)[3]	42
12/15/16	WFC	250	3.260	(0.403)[3]	25
12/15/16	JPMC	285	2.507	(0.403)[3]	18
12/15/16	GSCM	1,000	2.392	(0.403)[3]	57
1/15/17	BARC	60	2.971	(0.278)[2]	6
1/15/17	GSCM	150	2.008	(0.278)[2]	7
1/15/17	BOANA	400	1.954	(0.278)[2]	16
2/15/17	WFC	1,700	3.373	(0.278)[2]	189
2/15/17	GSCM	1,770	3.433	(0.278)[2]	203
2/15/17	BARC	80	3.180	(0.278)[2]	8
2/15/17	WFC	90	2.407	(0.278)[2]	6
2/15/17	WFC	700	2.407	(0.278)[2]	44
2/15/17	BARC	110	2.287	(0.278)[2]	6
2/15/17	BOANA	3,200	1.875	(0.278)[2]	118
6/15/17	GSCM	260	3.492	(0.278)[2]	31
6/15/17	BARC	130	3.473	(0.278)[2]	16
6/15/17	GSCM	300	3.403	(0.278)[2]	35
6/15/17	BOANA	100	3.313	(0.278)[2]	11
9/15/17	GSCM	1,500	3.520	(0.278)[2]	186

23

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/15/17	BARC	1,300	3.363	(0.278)[2]	150
9/15/17	GSCM	1,320	2.533	(0.278)[2]	92
9/15/17	WFC	150	2.345	(0.278)[2]	9
1/25/18	GSCM	1,675	2.543	(0.418)[3]	97
1/25/19	GSCM	1,100	2.782	(0.418)[3]	79
4/25/19	WFC	1,200	2.053	(0.422)[3]	47
4/25/19	WFC	700	2.756	(0.418)[3]	47
4/25/20	JPMC	2,200	3.024	(0.418)[3]	205
4/25/20	GSCM	700	2.794	(0.418)[3]	49
4/25/20	GSCM	1,575	2.833	(0.418)[3]	112
6/25/21	GSCM	350	3.143	(0.574)[3]	34
10/25/21	WFC	800	3.328	(0.418)[3]	88
11/25/22	WFC	1,084	2.477	(0.506)[3]	50
11/25/22	BARC	1,500	2.758	(0.500)[3]	102
1/25/23	WFC	500	3.144	(0.418)[3]	49
7/25/23	BARC	1,575	3.483	(0.418)[3]	197
					4,058

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At December 31, 2011, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the portfolio in connection with open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,975,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2011, the portfolio had $25,416,000 of ordinary income available for distribution. The portfolio had capital loss carryforwards totaling $1,337,000 to offset future net capital gains.

The portfolio had realized losses totaling $1,355,000 through December 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At December 31, 2011, the cost of investment securities for tax purposes was $977,222,000. Net unrealized appreciation of investment securities for tax purposes was $2,651,000, consisting of unrealized gains of $13,810,000 on securities that had risen in value since their purchase and $11,159,000 in unrealized losses on securities that had fallen in value since their purchase.

24

Vanguard Short-Term Investment-Grade Portfolio

F. During the year ended December 31, 2011, the portfolio purchased $368,664,000 of investment securities and sold $362,931,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $182,432,000 and $68,002,000, respectively.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	20,648	18,022
Issued in Lieu of Cash Distributions	3,662	2,452
Redeemed	(13,418)	(17,913)
Net Increase (Decrease) in Shares Outstanding	10,892	2,561

H. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Short-Term Investment-Grade Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Investment-Grade Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard
Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $6,112,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

26

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly returnof 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,003.75	$1.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.20	1.02

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690ST 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Small Company Growth Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Small Company Growth Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Small Company Growth Portfolio

Making the best of a bad market, Vanguard Small Company Growth Portfolio returned 1.36% for the 12 months ended December 31, 2011, beating the return of its benchmark index and the average return of its peer group, both of which were negative. The portfolio enjoyed success in the health care sector, which shielded it from some of the pain afflicting the broader market of small- and mid-cap growth stocks.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Health care was a strength;
tech was better than it could
have been
Small- and mid-cap growth stocks represent a small segment of the overall U.S. stock market, with much of their market value concentrated in the information technology and health care sectors. During 2011, Vanguard Small Company Growth Portfolio enjoyed different degrees of success in both.

In health care, biotech and pharmaceuticals holdings produced strong returns. While health care stocks in the benchmark index returned a little more than 1%—not bad compared with the broad small- and mid-cap market—the portfolio’s selections returned more than 9%.

In technology, the portfolio’s largest sector, the investment advisors held some of the better-performing software and semiconductor companies while steering clear of some of the weakest. Although the portfolio’s tech returns were slightly negative overall, the index sector declined more sharply.

Stocks in the consumer discretionary sector, a growth-oriented group that includes restaurants, retailers, and media companies, also performed well for the portfolio. Its holdings registered a gain for the year, while the consumer discretionary stocks in the benchmark hovered near 0%.

Weak spots were few, at least relative to the benchmark. In absolute terms, of course, a return of slightly more than 1% can hardly be considered a success. In the past year’s tough stock market, however, strongly performing managers were distinguished more by their success in limiting losses than by their gains.

From the long-term perspective,
a satisfying end to a tough decade
Over the past decade, the Small Company Growth Portfolio’s two advisors, Granahan Investment Management and Vanguard Quantitative Equity Group, have steered it to an average annual return of 5.40%, surpassing its comparative standards. A return of 5.40% may strike some investors as modest, at least compared with the market’s long-term averages, but it’s worth remembering that this has been an exceptionally tough decade for stocks.

Although small- and mid-cap U.S. growth stocks remain a small component of the global stock and bond markets, they can play a valuable supporting role in a well-diversified investment program. With its low costs, the Small Company Growth Portfolio can help investors maximize their share of any rewards produced by its skilled and experienced advisors.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Small Company Growth Portfolio	1.36%	5.40%
Russell 2500 Growth Index	–1.57	5.23
Variable Insurance Small-Cap Growth Funds Average[1]	–2.64	3.31

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.43%	1.10%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Small Company Growth
Portfolio’s expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 1.36% for the 12 months ended December 31, 2011, outperforming its comparative standards. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2011 and of the effect of this environment on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on January 13, 2012.

Granahan Investment Management, Inc.

Portfolio Managers:
John J. Granahan, CFA, Founder and President

Gary C. Hatton, CFA, Executive Vice President

Jane M. White,
Executive Vice President

Robert F. Granahan, CFA, Vice President

The investment environment
Stocks started off 2011 with a rally that lasted into mid-July, but they then turned sharply lower, losing 25% of their value by early October. Markets were roiled by the prospect of debt defaults in Europe and by mixed economic data in the United States, raising concerns that businesses would become cautious and thereby derail the economic recovery. In the fourth quarter, the stock market reversed itself again, ending the year on a stronger note as investors reacted to good third-quarter earnings reports and modestly better macroeconomic news.

There were 21 buyouts in our portion of the portfolio this year. We classified 14 of these companies as “special situations,” three as “pioneers,” and four as “core growth,” as defined in the table below. Most of the buyouts were for cash, which implies that companies with large stockpiles of money are seeing relative value in U.S. stocks.

Tremendous fear still exists concerning the situation in Europe and its implications for the U.S. economy and corporate profits. This is throwing a wet blanket over stocks in general and has set up uncommon relative value in equities. Our basic philosophy is that earnings drive stock prices, and that small, dynamic companies offer the greatest opportunity for strong growth. Earnings are accelerating in our portfolio and valuation is moderate; we are looking for performance to follow.

Successes
During 2011 we had strong stock selection in six of nine sectors, representing 81% of our portion of the portfolio. Health care, consumer discretionary, technology, energy, financials, and materials were the standout groups, while producer durables, utilities, and consumer staples lagged.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	68	570	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects
			have the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one of
			three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Quantitative	29	241	Uses quantitative management, making the primary
Equity Group			assessment of a company’s future prospects by
			evaluating its current valuation characteristics, market
			sentiment, and earnings quality.
Cash Investments	3	23	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

3

Vanguard Small Company Growth Portfolio

PriceSmart, the owner of warehouse clubs in Central America that are exhibiting remarkable growth in a tough macro environment, was our best performer. Four health care companies followed: Questcor, which reported strong earnings growth from drugs targeting multiple sclerosis; Akorn, which had success with internally developed generic drugs; Regeneron, which reported positive data from five different Phase 3 trials; and Cubist, which settled litigation over its flagship product, an antibiotic for hospital infections.

Shortfalls
Although health care was our top sector this year, two stocks in the group, Nektar and Durect, hurt performance. Durect had a setback regarding FDA approval for its tamper-resistant oxycodone product, but because it has a strong pipeline of other drugs, we are holding the stock. Nektar was not able to sign a partnership agreement for one of its drugs. Its stock sold off, but we continue to hold it, as the company has a unique ability to extend the half-life of small molecules.

Lower cobalt prices hurt our holding in OM Group, but we are expecting record earnings as the company incorporates an acquisition and as use of cobalt in smart devices grows. Travelzoo had a slowdown in local advertising and coupon deals as Groupon went public. Modine, which sells thermal management systems for autos, is moving away from low-margin business to focus on European truck manufacturing, and the transition has hurt earnings. We are continuing to hold Travelzoo and Modine, as earnings should rebound.

Vanguard Quantitative Equity Group

James P. Stetler, Principal

Volatility was the name of the game for the equity markets this year, with a rally through the first six months followed by a sharp pullback in the second. Driving the sell-off were the continued worries of a weak U.S. economy, a lack of progress in addressing our deficit and debt issues, and the unresolved European sovereign-debt crisis. Investors will likely remain cautious until they see progress by U.S. and European leaders in tackling these difficult problems.

For the year, small-capitalization growth stocks, the focus of your investment in the Small Company Growth Portfolio, trailed the broad U.S. market but outpaced their value counterparts by about 2%. Defensive stocks such as consumer staples and utilities were the leaders among small-cap growth issues; returns for telecommunication, materials, and technology stocks lagged.

Although overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. Our process includes several unrelated components: valuation, which measures the price we pay for earnings and cash flows; growth, which considers the growth of earnings when factoring how much we pay for them; management decisions, which looks at the actions taken by company executives who, privy to better knowledge of a company’s prospects and earnings than any market participant, signal their opinions of a firm’s future; market sentiment, which captures how investors reflect their opinions of a company through their activity in the market; and quality, which measures balance-sheet strength and the sustainability of earnings.

For the fiscal year, all of our stock selection models contributed to our performance, led by the quality, sentiment, and growth indicators.

We were pleased with the contribution of our selections in six of ten sectors, negative in three, and neutral in one. Results were strongest in the consumer discretionary, health care, and technology sectors. In the consumer category, Select Comfort, Domino’s Pizza, and Sinclair Broadcasting Group were among the top contributors to our relative returns. Questor Pharmaceuticals and Perrigo led in health care, while OPNET Technologies and IAC/Interactive stood out in technology. Returns lagged slightly in materials, where Ferro and TPC Group hurt us, and in telecommunications, where Vonage Holdings did not perform as expected.

Although we cannot predict how political or economic events will affect the markets, we are confident that stocks can have worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part in a diversified portfolio. We thank you for your investment and look forward to the coming year.

4

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of December 31, 2011

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	416	1,435	3,745
Median Market Cap	$1.4B	$2.6B	$31.3B
Price/Earnings Ratio	22.9x	23.0x	15.0x
Price/Book Ratio	2.4x	3.1x	2.1x
Yield[3]	0.2%	0.8%	2.0%
Return on Equity	10.4%	14.0%	19.0%
Earnings Growth Rate	10.3%	10.5%	7.1%
Foreign Holdings	4.4%	0.0%	0.0%
Turnover Rate	59%	—	—
Expense Ratio[4]	0.43%	—	—
Short-Term Reserves	1.8%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.99		0.92
Beta	0.98		1.13

Sector Diversification (% of equity exposure)
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	15.6%	14.6%	12.2%
Consumer Staples	3.3	3.8	10.6
Energy	6.8	8.6	10.8
Financials	5.9	8.3	15.0
Health Care	22.0	16.3	11.4
Industrials	15.2	17.4	11.1
Information Technology	25.8	21.8	18.7
Materials	4.8	7.4	4.1
Telecommunication
Services	0.5	1.3	2.5
Utilities	0.1	0.5	3.6

Ten Largest Holdings[5] (% of total net assets)

Questcor
Pharmaceuticals Inc.	Pharmaceuticals	1.3%
Cubist
Pharmaceuticals Inc.	Biotechnology	1.2
Key Energy Services Inc.	Energy Equipment
	& Services	1.1
Cash America
International Inc.	Consumer Finance	1.0
Akorn Inc.	Pharmaceuticals	1.0
Cadence Design
Systems Inc.	Software	0.9
Kennametal Inc.	Industrial Machinery	0.9
Aaron’s Inc.	Specialty Retail	0.9
Pricesmart Inc.	Hypermarkets
	& Super Centers	0.8
OSI Systems Inc.	Electronic
	Equipment
	Instruments
	& Components	0.8
Top Ten		9.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the Small Company Growth Portfolio’s expense ratio was 0.41%.
5 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
Small Company Growth Portfolio	1.36%	3.18%	5.40%	$16,922
Dow Jones U.S. Total Stock Market Index	0.52	0.28	3.90	14,657
Russell 2500 Growth Index	–1.57	2.89	5.23	16,644
Variable Insurance Small-Cap Growth
Funds Average[1]	–2.64	1.67	3.31	13,848

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.3%)[1]
Consumer Discretionary (14.9%)
	Aaron’s Inc.	268,955	7,176
*	Steven Madden Ltd.	183,914	6,345
	Monro Muffler Brake Inc.	162,337	6,297
*	Steiner Leisure Ltd.	128,850	5,848
*	Buffalo Wild Wings Inc.	82,250	5,553
*	Pier 1 Imports Inc.	325,831	4,539
*	American Public
	Education Inc.	94,550	4,092
^,*	Coinstar Inc.	88,880	4,056
*	Modine Manufacturing Co.	344,600	3,260
*	GameStop Corp. Class A	126,840	3,061
*	Crocs Inc.	206,315	3,047
*	Body Central Corp.	120,000	2,995
	Tiffany & Co.	44,000	2,915
*	Carter’s Inc.	70,100	2,791
*	Morton’s Restaurant
	Group Inc.	400,000	2,752
	Cinemark Holdings Inc.	148,700	2,749
	DSW Inc. Class A	57,995	2,564
	PetSmart Inc.	47,305	2,426
	Bebe Stores Inc.	290,050	2,416
*	WMS Industries Inc.	117,600	2,413
*	O’Reilly Automotive Inc.	29,900	2,391
*	JOS A Bank Clothiers Inc.	47,000	2,292
*	Lululemon Athletica Inc.	45,000	2,100
^,*	SodaStream
	International Ltd.	64,000	2,092
	Polaris Industries Inc.	35,742	2,001
*	BJ’s Restaurants Inc.	43,000	1,949
*	Goodyear Tire &
	Rubber Co.	135,000	1,913
*	MarineMax Inc.	290,500	1,894
	Brinker International Inc.	67,801	1,814
	Williams-Sonoma Inc.	47,007	1,810
*	Tempur-Pedic
	International Inc.	34,043	1,788
*	Fossil Inc.	22,436	1,781
*	Panera Bread Co. Class A	12,200	1,726
*	Domino’s Pizza Inc.	42,910	1,457
	Weight Watchers
	International Inc.	25,900	1,425
	Sinclair Broadcast
	Group Inc. Class A	123,600	1,400
*	ANN Inc.	55,769	1,382
*	Select Comfort Corp.	62,530	1,356
*	Express Inc.	67,672	1,349
	Finish Line Inc. Class A	63,685	1,228
*	True Religion Apparel Inc.	32,500	1,124
	Regal Entertainment Group
	Class A	91,000	1,087
*	Dana Holding Corp.	85,884	1,043
*	Cost Plus Inc.	98,700	962
	Dick’s Sporting Goods Inc.	25,000	922
	Foot Locker Inc.	36,300	865
	Leggett & Platt Inc.	31,300	721

			Market
			Value•
		Shares	($000)
	Ross Stores Inc.	14,514	690
*	Peet’s Coffee & Tea Inc.	10,000	627
*	Jack in the Box Inc.	25,500	533
	Tupperware Brands Corp.	8,207	459
*	ITT Educational Services Inc.	7,946	452
*	Warnaco Group Inc.	8,890	445
*	Sirius XM Radio Inc.	242,400	441
*	Zagg Inc.	44,200	312
	Sturm Ruger & Co. Inc.	9,251	310
*	Capella Education Co.	7,700	278
	Sotheby’s	7,337	209
	Chico’s FAS Inc.	13,600	152
*	Cheesecake Factory Inc.	4,800	141
	Ameristar Casinos Inc.	4,500	78
*	Global Sources Ltd.	15,000	73
*	Ruth’s Hospitality Group Inc.	14,500	72
	American Greetings Corp.
	Class A	3,600	45
*	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 3/2/2012	1,122	—
			124,484
Consumer Staples (3.1%)
	PriceSmart Inc.	101,081	7,034
	Calavo Growers Inc.	179,400	4,607
	Herbalife Ltd.	46,510	2,403
*	Boston Beer Co. Inc.
	Class A	21,652	2,351
*	Hansen Natural Corp.	24,000	2,211
	Nu Skin Enterprises Inc.
	Class A	31,909	1,550
	B&G Foods Inc. Class A	63,840	1,537
^	Diamond Foods Inc.	32,000	1,033
	Vector Group Ltd.	54,495	968
	Lancaster Colony Corp.	10,957	760
^,*	Pizza Inn Holdings Inc.	132,800	730
	National Beverage Corp.	33,706	542
	Ruddick Corp.	5,353	228
*	Rite Aid Corp.	157,800	199
	Church & Dwight Co. Inc.	3,200	146
			26,299
Energy (6.5%)
*	Key Energy Services Inc.	575,650	8,905
	SM Energy Co.	41,125	3,006
^,*	Clean Energy Fuels Corp.	226,680	2,824
*	Complete Production
	Services Inc.	83,106	2,789
*	Tesco Corp.	220,475	2,787
*	Mitcham Industries Inc.	113,250	2,473
	Oceaneering
	International Inc.	53,520	2,469
	Helmerich & Payne Inc.	38,300	2,235
*	Atwood Oceanics Inc.	55,980	2,227
	HollyFrontier Corp.	77,054	1,803
*	Rosetta Resources Inc.	36,800	1,601
*	Stone Energy Corp.	59,400	1,567
*	Contango Oil & Gas Co.	24,100	1,402
	W&T Offshore Inc.	61,228	1,299

			Market
			Value•
		Shares	($000)
*	Carrizo Oil & Gas Inc.	49,150	1,295
*	CVR Energy Inc.	66,800	1,251
*	Western Refining Inc.	89,200	1,186
*	Superior Energy
	Services Inc.	41,162	1,171
	Targa Resources Corp.	28,600	1,164
	RPC Inc.	62,971	1,149
*	Energy XXI Bermuda Ltd.	33,300	1,062
	CARBO Ceramics Inc.	8,430	1,040
	Core Laboratories NV	9,078	1,034
	Patterson-UTI Energy Inc.	50,300	1,005
*	Oasis Petroleum Inc.	31,500	916
*	C&J Energy Services Inc.	33,850	709
*	Triangle Petroleum Corp.	91,000	543
*	Basic Energy Services Inc.	23,200	457
	Golar LNG Ltd.	9,900	440
*	Newpark Resources Inc.	43,550	414
	Cabot Oil & Gas Corp.	5,125	389
*	Rex Energy Corp.	26,300	388
*	Oil States International Inc.	3,547	271
*	Gulfport Energy Corp.	8,700	256
*	Pioneer Drilling Co.	24,000	232
*	Tetra Technologies Inc.	20,500	192
*	Cloud Peak Energy Inc.	6,787	131
			54,082
Exchange-Traded Fund (1.0%)
2	Vanguard Small-Cap
	Growth ETF	104,300	7,969

Financials (5.3%)
	Cash America
	International Inc.	187,505	8,743
*	Safeguard Scientifics Inc.	366,391	5,785
*	FirstService Corp.	132,250	3,503
*	Harris & Harris Group Inc.	673,450	2,330
	Boston Private Financial
	Holdings Inc.	266,700	2,118
	Digital Realty Trust Inc.	24,835	1,656
	Rayonier Inc.	37,023	1,652
*	World Acceptance Corp.	21,639	1,590
	Nelnet Inc. Class A	55,558	1,360
*	Credit Acceptance Corp.	16,221	1,335
*	NASDAQ OMX Group Inc.	52,400	1,284
*	Signature Bank	20,625	1,237
	Camden Property Trust	17,600	1,095
	Erie Indemnity Co.
	Class A	13,100	1,024
	Omega Healthcare
	Investors Inc.	46,600	902
	MHI Hospitality Corp.	360,400	858
	Extra Space Storage Inc.	32,500	787
*	Arch Capital Group Ltd.	19,926	742
	QC Holdings Inc.	179,510	722
	CBL & Associates
	Properties Inc.	38,500	604
	Potlatch Corp.	18,013	560
	MarketAxess Holdings Inc.	18,600	560
	Sun Communities Inc.	15,100	552
*	Strategic Hotels &
	Resorts Inc.	86,400	464
*	Tejon Ranch Co.	18,200	446
	National Health
	Investors Inc.	9,800	431
*	Ezcorp Inc. Class A	15,375	405
	Highwoods Properties Inc.	12,800	380
	Federal Realty
	Investment Trust	3,900	354
	Bank of the Ozarks Inc.	9,972	295
	GAMCO Investors Inc.	5,967	260

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	First Cash Financial
	Services Inc.	5,689	200
			44,234
Health Care (21.2%)
*	Questcor
	Pharmaceuticals Inc.	257,285	10,698
*	Cubist
	Pharmaceuticals Inc.	245,356	9,721
*	Akorn Inc.	735,200	8,175
*	AngioDynamics Inc.	432,760	6,409
*	Luminex Corp.	277,650	5,895
*	SonoSite Inc.	109,200	5,882
*	Alkermes plc	338,650	5,879
	West Pharmaceutical
	Services Inc.	143,500	5,446
*	BioMarin
	Pharmaceutical Inc.	156,000	5,363
*	Syneron Medical Ltd.	472,510	5,231
*	QLT Inc.	699,257	5,035
*	Align Technology Inc.	180,250	4,276
*	Bio-Rad Laboratories Inc.
	Class A	41,344	3,971
*	Onyx Pharmaceuticals Inc.	87,950	3,865
*	Dusa Pharmaceuticals Inc.	854,200	3,741
*	PAREXEL
	International Corp.	169,900	3,524
*	Spectrum
	Pharmaceuticals Inc.	240,150	3,513
*	Immunogen Inc.	286,550	3,318
*	Nektar Therapeutics	575,600	3,221
*	Sucampo
	Pharmaceuticals Inc.
	Class A	720,100	3,190
*	Vascular Solutions Inc.	261,836	2,914
*	Seattle Genetics Inc.	160,350	2,680
*	Sciclone
	Pharmaceuticals Inc.	604,954	2,595
*	Bruker Corp.	205,000	2,546
*	Harvard Bioscience Inc.	599,800	2,321
*	Durect Corp.	1,909,650	2,253
	LeMaitre Vascular Inc.	374,486	2,217
*	Mettler-Toledo
	International Inc.	14,991	2,214
*	Regeneron
	Pharmaceuticals Inc.	39,300	2,178
*	Vivus Inc.	216,900	2,115
	Invacare Corp.	135,544	2,073
*	ICON plc ADR	116,300	1,990
*	SXC Health Solutions Corp.	34,589	1,954
*	MWI Veterinary Supply Inc.	29,000	1,927
*	Thoratec Corp.	53,100	1,782
*	Solta Medical Inc.	567,100	1,781
*	WellCare Health Plans Inc.	32,200	1,691
*	Centene Corp.	41,300	1,635
*	Cynosure Inc. Class A	134,500	1,582
*	PDI Inc.	244,000	1,574
*	Cepheid Inc.	43,750	1,506
*	Molina Healthcare Inc.	65,600	1,465
	Chemed Corp.	28,400	1,454
*	Medicines Co.	75,260	1,403
*	Arthrocare Corp.	43,303	1,372
	Medicis
	Pharmaceutical Corp.
	Class A	40,700	1,353
*	Cutera Inc.	179,800	1,340
*	Health Management
	Associates Inc. Class A	178,328	1,314
	Cooper Cos. Inc.	18,417	1,299

			Market
			Value•
		Shares	($000)
*	Palomar Medical
	Technologies Inc.	137,600	1,280
	Perrigo Co.	12,882	1,253
*	Charles River Laboratories
	International Inc.	45,100	1,233
*	Select Medical
	Holdings Corp.	143,900	1,220
	Atrion Corp.	4,900	1,177
*	Covance Inc.	25,600	1,170
*	Isis Pharmaceuticals Inc.	139,450	1,005
*	Hi-Tech Pharmacal Co. Inc.	25,100	976
	PDL BioPharma Inc.	145,245	901
*	AVEO Pharmaceuticals Inc.	50,600	870
*	Jazz Pharmaceuticals Inc.	17,500	676
*	Orthofix International NV	18,500	652
*	Pharmasset Inc.	4,800	615
	Owens & Minor Inc.	19,000	528
*	Viropharma Inc.	17,900	490
^,*	NuPathe Inc.	232,200	427
*	Amylin Pharmaceuticals Inc.	35,000	398
*	Metropolitan Health
	Networks Inc.	39,600	296
	Ensign Group Inc.	10,300	252
*	Genomic Health Inc.	8,952	227
*	PSS World Medical Inc.	6,200	150
*	Salix Pharmaceuticals Ltd.	2,176	104
*	IDEXX Laboratories Inc.	943	73
*	Array Biopharma Inc.	22,067	48
			176,902
Industrials (14.5%)
	Kennametal Inc.	205,953	7,521
*	Genesee & Wyoming Inc.
	Class A	96,930	5,872
*	RBC Bearings Inc.	120,700	5,033
	Tennant Co.	120,850	4,697
	Kaman Corp.	169,050	4,618
	ABM Industries Inc.	223,022	4,599
	Douglas Dynamics Inc.	304,700	4,455
*	TrueBlue Inc.	295,109	4,096
*	Titan Machinery Inc.	174,900	3,801
*	Furmanite Corp.	563,300	3,554
	Ceco Environmental Corp.	613,387	3,466
	Comfort Systems USA Inc.	302,580	3,244
*	Advisory Board Co.	41,488	3,079
	Healthcare Services
	Group Inc.	172,285	3,048
*	Exponent Inc.	58,948	2,710
*	Flow International Corp.	767,132	2,685
*	Rush Enterprises Inc.
	Class A	123,620	2,586
*	DigitalGlobe Inc.	125,700	2,151
	Gardner Denver Inc.	27,311	2,105
	United Stationers Inc.	63,500	2,068
	JB Hunt Transport
	Services Inc.	44,300	1,997
	Watsco Inc.	30,300	1,989
	Wabtec Corp.	27,500	1,924
*	GeoEye Inc.	86,400	1,920
	Pall Corp.	32,700	1,869
*	Copart Inc.	38,700	1,853
	Chicago Bridge &
	Iron Co. NV	46,467	1,756
	Toro Co.	24,868	1,508
*	Alaska Air Group Inc.	18,807	1,412
	Triumph Group Inc.	24,100	1,409
*	Generac Holdings Inc.	50,050	1,403
*	Hertz Global Holdings Inc.	116,600	1,367
*	Colfax Corp.	47,400	1,350

			Market
			Value•
		Shares	($000)
	Towers Watson & Co.
	Class A	22,100	1,324
*	Polypore International Inc.	28,800	1,267
	KBR Inc.	44,551	1,242
*	Sauer-Danfoss Inc.	33,501	1,213
	Celadon Group Inc.	100,000	1,181
*	Corrections Corp. of
	America	54,400	1,108
	Belden Inc.	32,700	1,088
	Albany International Corp.	39,800	920
*	WABCO Holdings Inc.	20,446	887
	Deluxe Corp.	38,216	870
*	Quality Distribution Inc.	77,200	868
	Hubbell Inc. Class B	12,700	849
*	Clean Harbors Inc.	12,812	817
*	KAR Auction Services Inc.	59,517	803
	Cubic Corp.	17,736	773
*	Orbital Sciences Corp.	53,200	773
*	Chart Industries Inc.	12,550	679
	Rollins Inc.	29,200	649
*	Armstrong World
	Industries Inc.	14,600	640
	Ryder System Inc.	10,489	557
*	MasTec Inc.	30,800	535
	Copa Holdings SA Class A	9,100	534
*	Avis Budget Group Inc.	48,700	522
*	Korn/Ferry International	30,000	512
	HEICO Corp.	7,900	462
*	United Rentals Inc.	15,400	455
	Actuant Corp. Class A	18,370	417
*	Greenbrier Cos. Inc.	16,200	393
	Steelcase Inc. Class A	44,871	335
	Knoll Inc.	18,700	278
	Waste Connections Inc.	6,792	225
	Applied Industrial
	Technologies Inc.	6,003	211
	Werner Enterprises Inc.	7,648	184
*	WESCO International Inc.	1,903	101
			120,817
Information Technology (24.7%)
*	Cadence Design
	Systems Inc.	736,800	7,663
*	OSI Systems Inc.	143,610	7,005
*	Riverbed Technology Inc.	286,750	6,739
*	Super Micro Computer Inc.	399,665	6,267
*	Teradyne Inc.	433,517	5,909
*	Parametric
	Technology Corp.	308,950	5,641
*	Euronet Worldwide Inc.	301,010	5,563
*	SuccessFactors Inc.	128,970	5,142
*	CACI International Inc.
	Class A	88,400	4,943
*	VeriFone Systems Inc.	138,314	4,913
*	Netlogic Microsystems Inc.	98,293	4,872
	MKS Instruments Inc.	164,800	4,585
*	AuthenTec Inc.	1,368,620	4,393
*	Allot Communications Ltd.	249,100	3,786
*	Magma Design
	Automation Inc.	526,231	3,778
	Black Box Corp.	134,200	3,763
*	FEI Co.	91,430	3,729
*	Red Hat Inc.	89,000	3,675
*	ShoreTel Inc.	553,300	3,530
*	Entropic
	Communications Inc.	648,600	3,314
*	Ceva Inc.	109,000	3,298
*	Microsemi Corp.	194,625	3,260
*	Acme Packet Inc.	97,790	3,023

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Perficient Inc.	301,400	3,017
*	Progress Software Corp.	154,550	2,991
*	Mellanox Technologies Ltd.	90,000	2,924
*	Sourcefire Inc.	89,900	2,911
*	TiVo Inc.	318,860	2,860
	Electro Rent Corp.	161,900	2,777
*	Trimble Navigation Ltd.	59,450	2,580
	Clicksoftware
	Technologies Ltd.	265,500	2,546
*	Pericom
	Semiconductor Corp.	324,856	2,472
*	Cymer Inc.	49,570	2,467
*	Alliance Data
	Systems Corp.	23,700	2,461
*	Cardtronics Inc.	89,000	2,408
*	BroadSoft Inc.	77,550	2,342
*	Ariba Inc.	83,259	2,338
*	Ultimate Software
	Group Inc.	34,600	2,253
*	Polycom Inc.	134,100	2,186
*	MICROS Systems Inc.	43,115	2,008
*	TIBCO Software Inc.	79,887	1,910
*	Nanometrics Inc.	100,000	1,842
	Jabil Circuit Inc.	93,500	1,838
*	Gartner Inc.	51,968	1,807
*	RADWARE Ltd.	60,000	1,755
	MAXIMUS Inc.	40,020	1,655
*	NCR Corp.	97,644	1,607
	Heartland Payment
	Systems Inc.	65,100	1,586
	Power Integrations Inc.	46,890	1,555
*	CommVault Systems Inc.	36,200	1,547
*	Anixter International Inc.	25,695	1,533
*	Silicon Laboratories Inc.	35,000	1,520
*	Monolithic Power
	Systems Inc.	97,500	1,469
*	LSI Corp.	240,700	1,432
*	Manhattan Associates Inc.	34,604	1,401
*	Booz Allen Hamilton
	Holding Corp.	79,481	1,371
	Fair Isaac Corp.	38,200	1,369
	IAC/InterActiveCorp	31,454	1,340
*	Take-Two Interactive
	Software Inc.	94,145	1,276
*	Freescale Semiconductor
	Holdings I Ltd.	99,700	1,261
*	Brightpoint Inc.	115,275	1,240
	OPNET	33,359	1,223
*	Entegris Inc.	137,800	1,202
*	Rudolph Technologies Inc.	120,000	1,111
	DST Systems Inc.	24,104	1,097
*	Virtusa Corp.	75,000	1,086
*	KIT Digital Inc.	126,500	1,069
*	Insight Enterprises Inc.	66,156	1,012
*	NAPCO Security
	Technologies Inc.	403,564	1,005
	Plantronics Inc.	26,157	932
*	Fabrinet	65,900	902
*	Zebra Technologies Corp.	24,700	884

			Market
			Value•
		Shares	($000)
*	ACI Worldwide Inc.	28,400	813
*	Informatica Corp.	20,900	772
*	Advanced Micro
	Devices Inc.	138,575	748
*	Standard
	Microsystems Corp.	28,750	741
*	JDS Uniphase Corp.	70,895	740
	Global Payments Inc.	15,100	715
*	Atmel Corp.	73,795	598
*	PMC - Sierra Inc.	100,000	551
*	Veeco Instruments Inc.	25,500	530
*	Mitek Systems Inc.	67,964	493
*	TeleNav Inc.	60,965	476
	Cypress
	Semiconductor Corp.	26,500	448
*	Exar Corp.	57,400	373
*	Plexus Corp.	11,683	320
*	Lattice Semiconductor Corp.	52,933	314
	QAD Inc. Class A	25,060	263
^,*	Travelzoo Inc.	9,950	245
*	Mentor Graphics Corp.	14,540	197
	Blackbaud Inc.	7,000	194
*	Radisys Corp.	37,300	189
*	Guidance Software Inc.	26,400	171
	Mantech International Corp.
	Class A	4,800	150
*	Ancestry.com Inc.	5,582	128
*	Websense Inc.	4,249	80
*	MicroStrategy Inc. Class A	400	43
			206,461
Materials (4.6%)
*	OM Group Inc.	238,380	5,337
	Sensient Technologies Corp.	133,050	5,042
	Schweitzer-Mauduit
	International Inc.	71,300	4,739
	Quaker Chemical Corp.	84,700	3,294
	Aptargroup Inc.	37,400	1,951
	Airgas Inc.	23,400	1,827
	NewMarket Corp.	8,857	1,755
*	Rockwood Holdings Inc.	42,459	1,672
	Innophos Holdings Inc.	32,472	1,577
	Ball Corp.	41,410	1,479
*	Graphic Packaging
	Holding Co.	334,000	1,423
*	Crown Holdings Inc.	39,225	1,317
	Hecla Mining Co.	251,700	1,316
	Westlake Chemical Corp.	31,100	1,251
	Eastman Chemical Co.	30,986	1,210
*	LSB Industries Inc.	33,200	931
	Noranda Aluminum
	Holding Corp.	80,700	666
*	Coeur d’Alene Mines Corp.	16,400	396
	FutureFuel Corp.	24,848	309
	Albemarle Corp.	5,800	299
*	Handy & Harman Ltd.	28,733	284
	Kronos Worldwide Inc.	12,700	229
*	Pilot Gold Inc.	90,060	111
*	TPC Group Inc.	2,000	47
			38,462

			Market
			Value•
		Shares	($000)
Telecommunication Services (0.5%)
*	Clearwire Corp. Class A	721,450	1,400
*	MetroPCS
	Communications Inc.	112,493	976
*	Vonage Holdings Corp.	229,654	563
*	tw telecom inc Class A	25,000	484
	Consolidated
	Communications
	Holdings Inc.	24,758	472
*	Cincinnati Bell Inc.	59,000	179
			4,074
Total Common Stocks
(Cost $754,429)			803,784
Temporary Cash Investments (4.3%)[1]
Money Market Fund (4.0%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.110%	33,295,000	33,295

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.3%)
5	Federal Home Loan
	Bank Discount Notes,
	0.040%, 1/27/12	100	100
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.040%, 2/10/12	2,000	2,000
[6,7]	Freddie Mac
	Discount Notes,
	0.050%, 4/4/12	100	100
7	Freddie Mac
	Discount Notes,
	0.050%, 4/24/12	100	100
			2,300
Total Temporary Cash Investments
(Cost $35,596)			35,595
Total Investments (100.6%)
(Cost $790,025)			839,379
Other Assets and Liabilities (–0.6%)
Other Assets			2,690
Liabilities[4]			(7,942)
			(5,252)
Net Assets (100%)
Applicable to 46,628,816 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			834,127
Net Asset Value Per Share			$17.89

9

Vanguard Small Company Growth Portfolio

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	767,841
Undistributed Net Investment Income	808
Accumulated Net Realized Gains	15,924
Unrealized Appreciation (Depreciation)
Investment Securities	49,354
Futures Contracts	200
Net Assets	834,127

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,701,000.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.2% and 2.4%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $4,894,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $2,100,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends[1]	4,835
Interest[1]	71
Security Lending	576
Total Income	5,482
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,103
Performance Adjustment	326
The Vanguard Group—Note C
Management and Administrative	1,822
Marketing and Distribution	175
Custodian Fees	45
Auditing Fees	29
Shareholders’ Reports	27
Trustees’ Fees and Expenses	2
Total Expenses	3,529
Net Investment Income	1,953
Realized Net Gain (Loss)
Investment Securities Sold[1]	79,544
Futures Contracts	(1,908)
Realized Net Gain (Loss)	77,636
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(76,798)
Futures Contracts	(107)
Change in Unrealized Appreciation
(Depreciation)	(76,905)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,684

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,953	1,862
Realized Net Gain (Loss)	77,636	52,838
Change in Unrealized Appreciation (Depreciation)	(76,905)	122,030
Net Increase (Decrease) in Net Assets Resulting from Operations	2,684	176,730
Distributions
Net Investment Income	(1,636)	(2,084)
Realized Capital Gain	—	—
Total Distributions	(1,636)	(2,084)
Capital Share Transactions
Issued	246,222	120,359
Issued in Lieu of Cash Distributions	1,636	2,084
Redeemed	(173,509)	(104,561)
Net Increase (Decrease) from Capital Share Transactions	74,349	17,882
Total Increase (Decrease)	75,397	192,528
Net Assets
Beginning of Period	758,730	566,202
End of Period[2]	834,127	758,730

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $44,000, $66,000, and $0, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $808,000 and $491,000.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$17.68	$13.46	$9.78	$18.15	$19.32
Investment Operations
Net Investment Income	.039	.043	.055	.110	.094[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.204	4.226	3.745	(6.820)	.620
Total from Investment Operations	.243	4.269	3.800	(6.710)	.714
Distributions
Dividends from Net Investment Income	(.033)	(.049)	(.120)	(.100)	(.101)
Distributions from Realized Capital Gains	—	—	—	(1.560)	(1.783)
Total Distributions	(.033)	(.049)	(.120)	(1.660)	(1.884)
Net Asset Value, End of Period	$17.89	$17.68	$13.46	$9.78	$18.15

Total Return	1.36%	31.79%	39.38%	–39.47%	3.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$834	$759	$566	$432	$794
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.41%	0.40%	0.33%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.23%	0.30%	0.43%	0.80%	0.49%
Portfolio Turnover Rate	59%	62%	60%	94%	75%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.02%, 0.00%, (0.03%), and (0.06%).

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

12

Vanguard Small Company Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $229,000 for the year ended December 31, 2011.

For the year ended December 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets, before an increase of $326,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $138,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	803,784	—	—
Temporary Cash Investments	33,295	2,300	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(62)	—	—
Total	837,018	2,300	—
1 Represents variation margin on the last day of the reporting period.

13

Vanguard Small Company Growth Portfolio

E. At December 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2012	209	15,441	200

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio used a capital loss carryforward of $61,221,000 to offset taxable capital gains realized during the year ended December 31, 2011, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2011, the portfolio had $1,992,000 of ordinary income and $17,866,000 of long-term capital gains available for distribution.

At December 31, 2011, the cost of investment securities for tax purposes was $791,582,000. Net unrealized appreciation of investment securities for tax purposes was $47,797,000, consisting of unrealized gains of $123,868,000 on securities that had risen in value since their purchase and $76,071,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2011, the portfolio purchased $605,707,000 of investment securities and sold $512,798,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	13,212	7,885
Issued in Lieu of Cash Distributions	85	141
Redeemed	(9,588)	(7,173)
Net Increase (Decrease) in Shares Outstanding	3,709	853

I. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

14

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Small Company Growth Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard Small
Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

15

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$909.51	$1.93
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
Annuity and Insurance Services > 800-522-5555		index are not sponsored, endorsed, or promoted by
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any
	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690SCG 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Total Bond Market Index Portfolio

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Total Bond Market Index Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011,however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

Vanguard® Total Bond Market Index Portfolio

Volatility in the stock market was a boon for bonds in 2011, with the Total Bond Market Index Portfolio returning a solid 7.65%. While the portfolio’s return modestly trailed that of its benchmark, the Barclays Capital U.S. Aggregate Float Adjusted Index, it outpaced the average return of its peers by more than 2 percentage points.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

With demand driving bond prices higher during the year, the yield of the portfolio fell (bond prices move inversely to yields). The Total Bond Market Index Portfolio’s 30-day SEC yield was 2.07% on December 31, down from 2.65% a year ago. It’s important to note that as yields decline, the opportunity for returns as strong as those seen in recent years diminishes.

Investors put safety first
On the surface, macroeconomic conditions didn’t appear supportive of bonds in 2011. Yields were hovering near historical lows at the beginning of the year, suggesting that the potential for further rallies in bond prices was limited. And in August, concerns over the ability of the country to address its deficit contributed to Standard & Poor’s decision to downgrade U.S. government long-term debt to AA+. However, the Federal Reserve’s announcement that it intended to keep short-term interest rates exceptionally low at least through mid-2013, combined with renewed uncertainty regarding the economy’s health and heightened fears about the sovereign-debt crisis in Europe, led investors toward the relative safety of U.S. investment-grade fixed income markets.

Yet just about all categories of bonds outpaced the broad U.S. stock market in 2011, largely owing to investors’ heightened desire to avoid risk. The main source of concern was the widening and deepening of the sovereign-debt crisis in Europe. Although the Greek debt problem came to light more than two years ago, fears of global financial contagion reached a crescendo in the second half of the year. This development unfortunately coincided with political gridlock in the United States over how to tackle the deficit, as well as mounting signs that growth was slowing in emerging markets.

The resulting gyrations in the stock market led investors to pull money out of equities and put money into bonds. “Risk-free” U.S. Treasuries gained a solid 9.81% during the year, which boosted the performance of the portfolio’s benchmark—about 35% of the index’s assets are Treasuries. Investors also put their faith in the bonds of corporations, many of which have strengthened their balance sheets and reduced their debt burdens since the beginning of the financial crisis. Corporate bonds returned 8.15%, a step behind Treasuries.

During the year, there was a general flattening of the yield curve. The Federal Reserve kept short-term interest rates close to zero, so investors focused more on higher-yielding intermediate-term and long-term maturities. Long-term bonds were the best-performing segment, with corporates returning around 16% for the year and Treasuries about double that.

Fund closely tracks its index
over the long term
The main objective of the portfolio is to track the performance of its index, a more difficult feat than it might seem. Unlike a stock index such as the S&P 500, the portfolio’s benchmark index contains almost 8,000 issues. Moreover, some of those issues do not trade or are not easy to buy or sell. That is why it is gratifying to say that for the ten years ended December 31, the annualized return of the portfolio was 5.54%, very near the 5.79% return of its expense-free benchmark index.

2011 was unpredictable,
and 2012 will be too
The performance of bonds in 2011 was as impressive as it was unexpected, given that at the beginning of the year, many analysts were forecasting rising interest rates and higher inflation.

It would be great to be right about the bond market all the time, but the next best thing may be to select a broadly diversified index fund that seeks to capture the performance of all segments of the investment-grade bond market. Vanguard Total Bond Market Index Portfolio can help you in your attempt to do that, and at a very low cost.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Total Bond Market Index Portfolio	7.65%	5.54%
Spliced Barclays Capital U.S. Aggregate Float Adjusted Index[1]	7.92	5.79
Variable Insurance Intermediate Investment Grade Debt
Funds Average[2]	5.62	4.86

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Intermediate
		Investment Grade
	Portfolio	Debt Funds Average
Total Bond Market Index Portfolio	0.21%	0.74%

1 Barclays Capital U.S. Aggregate Bond Index through December 31, 2009; Barclays Capital U.S. Aggregate Float Adjusted Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the portfolio’s expense ratio was 0.21%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of December 31, 2011

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	3,721	7,854
Yield[2]	2.1%	2.2%
Yield to Maturity	2.2%[3]	2.2%
Average Coupon	4.1%	4.0%
Average Effective Maturity	7.2 years	7.1 years
Average Duration	5.0 years	5.0 years
Expense Ratio[4]	0.21%	—
Short-Term Reserves	0.0%	—

Volatility Measures
	Portfolio Versus
	Target Index[5]
R-Squared		1.03
Beta		0.99

Distribution by Maturity (% of portfolio)

Under 1 Year	3.8%
1–5 Years	50.1
5–10 Years	31.9
10–20 Years	4.0
20–30 Years	10.0
Over 30 Years	0.2

Sector Diversification[6] (% of portfolio)

Asset-Backed /Commercial Mortgage-Backed	2.5%
Finance	7.1
Foreign	4.5
Government Mortgage-Backed	26.3
Industrial	11.2
Treasury/Agency	43.8
Utilities	2.4
Other	2.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	70.0%
Aaa	4.3
Aa	5.1
A	11.1
Baa	9.4
Other	0.1

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays Capital using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. Aggregate Float Adjusted Bond Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the expense ratio was 0.21%.
5 Barclays Capital U.S. Aggregate Bond Index through December 31, 2009; Barclays Capital U.S. Aggregate Float Adjusted Bond Index thereafter.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	7.65%	6.44%	5.54%	$17,147
Spliced Barclays Capital U.S. Aggregate Float
Adjusted Index[1]	7.92	6.52	5.79	17,555
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	17,535
Variable Insurance Intermediate Investment
Grade Debt Funds Average[2]	5.62	5.03	4.86	16,069

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 Barclays Capital U.S. Aggregate Bond Index through December 31, 2009; Barclays Capital U.S. Aggregate Float Adjusted Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (71.4%)
U.S. Government Securities (39.1%)
United States Treasury Note/Bond	0.375%	9/30/12	4,625	4,634
United States Treasury Note/Bond	4.250%	9/30/12	975	1,005
United States Treasury Note/Bond	3.875%	10/31/12	500	515
United States Treasury Note/Bond	1.375%	11/15/12	4,815	4,866
United States Treasury Note/Bond	4.000%	11/15/12	875	904
United States Treasury Note/Bond	0.500%	11/30/12	25	25
United States Treasury Note/Bond	3.375%	11/30/12	2,625	2,702
United States Treasury Note/Bond	1.125%	12/15/12	12,565	12,681
United States Treasury Note/Bond	0.625%	12/31/12	12,005	12,059
United States Treasury Note/Bond	1.375%	1/15/13	28,065	28,411
United States Treasury Note/Bond	0.625%	2/28/13	12,100	12,162
United States Treasury Note/Bond	2.750%	2/28/13	1,005	1,035
United States Treasury Note/Bond	1.375%	3/15/13	8,605	8,727
United States Treasury Note/Bond	0.750%	3/31/13	1,500	1,510
United States Treasury Note/Bond	1.750%	4/15/13	6,375	6,501
United States Treasury Note/Bond	0.625%	4/30/13	250	251
United States Treasury Note/Bond	1.375%	5/15/13	1,750	1,778
United States Treasury Note/Bond	3.625%	5/15/13	1,000	1,046
United States Treasury Note/Bond	3.500%	5/31/13	750	784
United States Treasury Note/Bond	3.375%	6/30/13	575	602
United States Treasury Note/Bond	1.000%	7/15/13	1,450	1,467
United States Treasury Note/Bond	3.375%	7/31/13	425	446
United States Treasury Note/Bond	0.750%	8/15/13	4,095	4,130
United States Treasury Note/Bond	0.125%	8/31/13	585	584
United States Treasury Note/Bond	3.125%	8/31/13	4,200	4,401
United States Treasury Note/Bond	3.125%	9/30/13	875	919
United States Treasury Note/Bond	0.500%	10/15/13	1,850	1,858
United States Treasury Note/Bond	2.750%	10/31/13	2,850	2,980
United States Treasury Note/Bond	0.500%	11/15/13	5,500	5,526
United States Treasury Note/Bond	4.250%	11/15/13	475	510
United States Treasury Note/Bond	2.000%	11/30/13	975	1,007
United States Treasury Note/Bond	0.750%	12/15/13	775	783
United States Treasury Note/Bond	1.500%	12/31/13	1,000	1,025
United States Treasury Note/Bond	1.000%	1/15/14	5,450	5,531
United States Treasury Note/Bond	1.750%	1/31/14	400	412
United States Treasury Note/Bond	1.250%	2/15/14	5,025	5,129
United States Treasury Note/Bond	1.875%	2/28/14	46,950	48,549
United States Treasury Note/Bond	1.250%	3/15/14	375	383
United States Treasury Note/Bond	1.750%	3/31/14	875	904
United States Treasury Note/Bond	1.250%	4/15/14	24,400	24,934
United States Treasury Note/Bond	1.875%	4/30/14	20,300	21,039
United States Treasury Note/Bond	1.000%	5/15/14	13,360	13,579
United States Treasury Note/Bond	4.750%	5/15/14	6,250	6,903
United States Treasury Note/Bond	2.250%	5/31/14	10,000	10,461
United States Treasury Note/Bond	0.750%	6/15/14	2,475	2,502
United States Treasury Note/Bond	2.625%	6/30/14	8,400	8,878
United States Treasury Note/Bond	0.625%	7/15/14	2,025	2,041
United States Treasury Note/Bond	2.625%	7/31/14	14,670	15,534
United States Treasury Note/Bond	0.500%	8/15/14	13,650	13,716
United States Treasury Note/Bond	4.250%	8/15/14	15,850	17,465
United States Treasury Note/Bond	2.375%	8/31/14	9,825	10,352
United States Treasury Note/Bond	0.250%	9/15/14	5,500	5,488
United States Treasury Note/Bond	2.375%	9/30/14	500	528
United States Treasury Note/Bond	0.500%	10/15/14	9,225	9,264
United States Treasury Note/Bond	2.375%	10/31/14	4,500	4,754
United States Treasury Note/Bond	0.375%	11/15/14	9,275	9,282

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.125%	11/30/14	8,650	9,087
United States Treasury Note/Bond	0.250%	12/15/14	13,800	13,757
United States Treasury Note/Bond	2.250%	1/31/15	4,300	4,543
United States Treasury Note/Bond	4.000%	2/15/15	2,690	2,988
United States Treasury Note/Bond	11.250%	2/15/15	8,225	10,977
United States Treasury Note/Bond	2.375%	2/28/15	350	371
United States Treasury Note/Bond	2.500%	3/31/15	550	587
United States Treasury Note/Bond	2.500%	4/30/15	2,550	2,721
United States Treasury Note/Bond	4.125%	5/15/15	2,600	2,916
United States Treasury Note/Bond	2.125%	5/31/15	1,025	1,082
United States Treasury Note/Bond	1.875%	6/30/15	2,200	2,306
United States Treasury Note/Bond	1.750%	7/31/15	2,750	2,871
United States Treasury Note/Bond	4.250%	8/15/15	1,600	1,813
United States Treasury Note/Bond	10.625%	8/15/15	35	48
United States Treasury Note/Bond	1.250%	10/31/15	4,525	4,641
United States Treasury Note/Bond	4.500%	11/15/15	4,300	4,944
United States Treasury Note/Bond	9.875%	11/15/15	1,450	1,966
United States Treasury Note/Bond	1.375%	11/30/15	3,135	3,231
United States Treasury Note/Bond	2.125%	12/31/15	1,775	1,883
United States Treasury Note/Bond	4.500%	2/15/16	25	29
United States Treasury Note/Bond	9.250%	2/15/16	75	101
United States Treasury Note/Bond	2.125%	2/29/16	2,350	2,494
United States Treasury Note/Bond	2.375%	3/31/16	675	723
United States Treasury Note/Bond	2.000%	4/30/16	3,275	3,459
United States Treasury Note/Bond	2.625%	4/30/16	2,875	3,111
United States Treasury Note/Bond	5.125%	5/15/16	7,050	8,392
United States Treasury Note/Bond	7.250%	5/15/16	685	879
United States Treasury Note/Bond	1.750%	5/31/16	75	78
United States Treasury Note/Bond	3.250%	5/31/16	575	638
United States Treasury Note/Bond	3.250%	6/30/16	700	778
United States Treasury Note/Bond	1.500%	7/31/16	2,425	2,507
United States Treasury Note/Bond	3.250%	7/31/16	1,825	2,030
United States Treasury Note/Bond	4.875%	8/15/16	1,500	1,779
United States Treasury Note/Bond	3.000%	8/31/16	5,050	5,564
United States Treasury Note/Bond	3.000%	9/30/16	5,850	6,451
United States Treasury Note/Bond	1.000%	10/31/16	3,220	3,252
United States Treasury Note/Bond	3.125%	10/31/16	2,000	2,218
United States Treasury Note/Bond	4.625%	11/15/16	250	295
United States Treasury Note/Bond	7.500%	11/15/16	2,100	2,770
United States Treasury Note/Bond	0.875%	11/30/16	130	130
United States Treasury Note/Bond	2.750%	11/30/16	21,150	23,093
United States Treasury Note/Bond	3.250%	12/31/16	20,525	22,921
United States Treasury Note/Bond	3.125%	1/31/17	1,925	2,140
United States Treasury Note/Bond	4.625%	2/15/17	200	237
United States Treasury Note/Bond	3.000%	2/28/17	2,225	2,461
United States Treasury Note/Bond	3.250%	3/31/17	12,425	13,914
United States Treasury Note/Bond	4.500%	5/15/17	7,500	8,896
United States Treasury Note/Bond	8.750%	5/15/17	6,875	9,692
United States Treasury Note/Bond	2.750%	5/31/17	1,000	1,095
United States Treasury Note/Bond	2.500%	6/30/17	23,100	24,988
United States Treasury Note/Bond	2.375%	7/31/17	2,200	2,365
United States Treasury Note/Bond	4.750%	8/15/17	2,175	2,619
United States Treasury Note/Bond	8.875%	8/15/17	6,850	9,807
United States Treasury Note/Bond	1.875%	8/31/17	4,840	5,068
United States Treasury Note/Bond	1.875%	9/30/17	9,200	9,621
United States Treasury Note/Bond	1.875%	10/31/17	6,125	6,405
United States Treasury Note/Bond	4.250%	11/15/17	2,975	3,515
United States Treasury Note/Bond	2.625%	1/31/18	100	109
United States Treasury Note/Bond	2.750%	2/28/18	1,200	1,316

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.875%	3/31/18	3,575	3,949
	United States Treasury Note/Bond	2.625%	4/30/18	1,425	1,552
	United States Treasury Note/Bond	9.125%	5/15/18	450	671
	United States Treasury Note/Bond	2.375%	5/31/18	2,350	2,521
	United States Treasury Note/Bond	2.375%	6/30/18	2,225	2,385
	United States Treasury Note/Bond	4.000%	8/15/18	8,425	9,922
	United States Treasury Note/Bond	1.500%	8/31/18	3,350	3,399
	United States Treasury Note/Bond	1.375%	9/30/18	3,750	3,771
	United States Treasury Note/Bond	1.750%	10/31/18	7,325	7,539
	United States Treasury Note/Bond	3.750%	11/15/18	5,275	6,136
	United States Treasury Note/Bond	1.375%	11/30/18	9,375	9,407
	United States Treasury Note/Bond	8.875%	2/15/19	260	394
	United States Treasury Note/Bond	3.125%	5/15/19	400	448
	United States Treasury Note/Bond	3.625%	8/15/19	3,475	4,024
	United States Treasury Note/Bond	8.125%	8/15/19	195	290
	United States Treasury Note/Bond	3.375%	11/15/19	21,300	24,279
	United States Treasury Note/Bond	3.625%	2/15/20	27,475	31,858
	United States Treasury Note/Bond	8.500%	2/15/20	65	100
	United States Treasury Note/Bond	3.500%	5/15/20	3,515	4,043
	United States Treasury Note/Bond	8.750%	8/15/20	9,225	14,547
	United States Treasury Note/Bond	3.625%	2/15/21	9,650	11,202
	United States Treasury Note/Bond	7.875%	2/15/21	2,880	4,394
	United States Treasury Note/Bond	8.125%	5/15/21	360	560
	United States Treasury Note/Bond	2.125%	8/15/21	8,156	8,360
	United States Treasury Note/Bond	2.000%	11/15/21	17,450	17,641
	United States Treasury Note/Bond	8.000%	11/15/21	1,070	1,672
	United States Treasury Note/Bond	7.625%	11/15/22	40	62
	United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,555
	United States Treasury Note/Bond	6.250%	8/15/23	16,825	24,070
	United States Treasury Note/Bond	7.500%	11/15/24	350	558
	United States Treasury Note/Bond	6.875%	8/15/25	5,325	8,198
	United States Treasury Note/Bond	6.000%	2/15/26	375	540
	United States Treasury Note/Bond	6.750%	8/15/26	5	8
	United States Treasury Note/Bond	6.500%	11/15/26	175	265
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,638
	United States Treasury Note/Bond	6.375%	8/15/27	185	280
	United States Treasury Note/Bond	5.500%	8/15/28	2,205	3,111
	United States Treasury Note/Bond	5.250%	11/15/28	1,435	1,978
	United States Treasury Note/Bond	5.250%	2/15/29	6,490	8,963
	United States Treasury Note/Bond	6.125%	8/15/29	930	1,409
	United States Treasury Note/Bond	6.250%	5/15/30	550	850
	United States Treasury Note/Bond	4.500%	2/15/36	1,200	1,569
	United States Treasury Note/Bond	4.750%	2/15/37	3,550	4,819
	United States Treasury Note/Bond	5.000%	5/15/37	850	1,195
	United States Treasury Note/Bond	4.375%	2/15/38	5,725	7,392
	United States Treasury Note/Bond	4.500%	5/15/38	428	564
	United States Treasury Note/Bond	3.500%	2/15/39	9,017	10,124
	United States Treasury Note/Bond	4.250%	5/15/39	5,425	6,891
	United States Treasury Note/Bond	4.500%	8/15/39	16,191	21,376
	United States Treasury Note/Bond	4.375%	11/15/39	7,417	9,613
	United States Treasury Note/Bond	4.625%	2/15/40	2,850	3,837
	United States Treasury Note/Bond	4.375%	5/15/40	985	1,277
	United States Treasury Note/Bond	3.875%	8/15/40	7,055	8,443
	United States Treasury Note/Bond	4.250%	11/15/40	10,125	12,890
	United States Treasury Note/Bond	4.750%	2/15/41	4,371	6,014
	United States Treasury Note/Bond	4.375%	5/15/41	5,915	7,693
	United States Treasury Note/Bond	3.750%	8/15/41	2,075	2,436
					971,816
Agency Bonds and Notes (4.7%)
1	Citibank NA	1.750%	12/28/12	550	558
1	Citigroup Funding Inc.	2.250%	12/10/12	125	127
	Egypt Government AID Bonds	4.450%	9/15/15	650	727
2	Federal Agricultural Mortgage Corp.	1.250%	12/6/13	135	137
2	Federal Agricultural Mortgage Corp.	2.125%	9/15/15	75	78
2	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	100	102
2	Federal Farm Credit Bank	1.875%	12/7/12	250	254
2	Federal Farm Credit Bank	1.750%	2/21/13	225	229
2	Federal Farm Credit Bank	1.375%	6/25/13	150	152
2	Federal Farm Credit Bank	3.875%	10/7/13	150	159
2	Federal Farm Credit Bank	1.125%	2/27/14	200	203

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	Federal Farm Credit Bank	2.625%	4/17/14	250	262
2	Federal Farm Credit Bank	3.000%	9/22/14	150	159
2	Federal Farm Credit Bank	1.625%	11/19/14	325	334
2	Federal Farm Credit Bank	1.500%	11/16/15	200	205
2	Federal Farm Credit Bank	4.875%	12/16/15	175	202
2	Federal Farm Credit Bank	5.125%	8/25/16	225	266
2	Federal Farm Credit Bank	4.875%	1/17/17	250	294
2	Federal Farm Credit Bank	5.150%	11/15/19	500	613
2	Federal Home Loan Bank of Chicago	5.625%	6/13/16	75	85
2	Federal Home Loan Banks	1.500%	1/16/13	2,175	2,203
2	Federal Home Loan Banks	1.625%	3/20/13	225	229
2	Federal Home Loan Banks	1.000%	3/27/13	1,225	1,236
2	Federal Home Loan Banks	3.875%	6/14/13	175	184
2	Federal Home Loan Banks	1.875%	6/21/13	2,565	2,625
2	Federal Home Loan Banks	5.125%	8/14/13	530	571
2	Federal Home Loan Banks	4.000%	9/6/13	825	876
2	Federal Home Loan Banks	5.250%	9/13/13	875	947
2	Federal Home Loan Banks	4.500%	9/16/13	350	375
2	Federal Home Loan Banks	3.625%	10/18/13	475	503
2	Federal Home Loan Banks	0.375%	11/27/13	500	500
2	Federal Home Loan Banks	4.875%	11/27/13	675	732
2	Federal Home Loan Banks	3.125%	12/13/13	600	631
2	Federal Home Loan Banks	0.875%	12/27/13	800	808
2	Federal Home Loan Banks	1.375%	5/28/14	800	817
2	Federal Home Loan Banks	2.500%	6/13/14	375	392
2	Federal Home Loan Banks	5.500%	8/13/14	700	790
2	Federal Home Loan Banks	4.500%	11/14/14	350	388
2	Federal Home Loan Banks	2.750%	12/12/14	200	212
2	Federal Home Loan Banks	3.125%	3/11/16	875	950
2	Federal Home Loan Banks	5.375%	5/18/16	1,000	1,187
2	Federal Home Loan Banks	5.125%	10/19/16	525	623
2	Federal Home Loan Banks	4.750%	12/16/16	1,200	1,411
2	Federal Home Loan Banks	4.875%	5/17/17	550	655
2	Federal Home Loan Banks	5.000%	11/17/17	225	271
2	Federal Home Loan Banks	5.375%	8/15/18	150	186
2	Federal Home Loan Banks	4.125%	3/13/20	375	430
2	Federal Home Loan Banks	5.250%	12/11/20	425	529
2	Federal Home Loan Banks	5.625%	6/11/21	35	45
2	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,816
3	Federal Home Loan Mortgage Corp.	0.625%	12/28/12	1,575	1,581
3	Federal Home Loan Mortgage Corp.	0.750%	12/28/12	1,000	1,005
3	Federal Home Loan Mortgage Corp.	1.375%	1/9/13	650	657
3	Federal Home Loan Mortgage Corp.	0.750%	3/28/13	750	755
3	Federal Home Loan Mortgage Corp.	1.625%	4/15/13	3,500	3,562
3	Federal Home Loan Mortgage Corp.	3.750%	6/28/13	175	184
3	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	275	293
3	Federal Home Loan Mortgage Corp.	4.125%	9/27/13	575	613
3	Federal Home Loan Mortgage Corp.	0.375%	10/30/13	1,150	1,150
3	Federal Home Loan Mortgage Corp.	4.875%	11/15/13	225	244
3	Federal Home Loan Mortgage Corp.	0.375%	11/27/13	1,000	1,000
3	Federal Home Loan Mortgage Corp.	2.500%	1/7/14	125	130
3	Federal Home Loan Mortgage Corp.	4.500%	1/15/14	700	757
3	Federal Home Loan Mortgage Corp.	1.375%	2/25/14	1,075	1,095
3	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	2,775	2,902
3	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	2,225	2,473
3	Federal Home Loan Mortgage Corp.	3.000%	7/28/14	2,000	2,124
3	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	600	607
3	Federal Home Loan Mortgage Corp.	1.000%	8/20/14	575	581
3	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	925	935
3	Federal Home Loan Mortgage Corp.	0.500%	9/19/14	275	274
3	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	850	854
3	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	700	700
3	Federal Home Loan Mortgage Corp.	2.875%	2/9/15	575	614
3	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	700	723
3	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	625	736
3	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	325	346
3	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	1,375	1,646
3	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	775	806
3	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	200	242
3	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	550	663

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	1,250	1,428
3	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	400	592
3	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,290
3	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	250	363
3	Federal National Mortgage Assn.	0.375%	12/28/12	350	351
3	Federal National Mortgage Assn.	3.625%	2/12/13	2,350	2,438
3	Federal National Mortgage Assn.	4.750%	2/21/13	600	630
3	Federal National Mortgage Assn.	0.750%	2/26/13	900	905
3	Federal National Mortgage Assn.	4.375%	3/15/13	250	262
3	Federal National Mortgage Assn.	4.625%	5/1/13	750	790
3	Federal National Mortgage Assn.	1.750%	5/7/13	111	113
3	Federal National Mortgage Assn.	0.500%	8/9/13	5,258	5,275
3	Federal National Mortgage Assn.	1.250%	8/20/13	225	228
3	Federal National Mortgage Assn.	4.625%	10/15/13	2,975	3,200
3	Federal National Mortgage Assn.	2.875%	12/11/13	325	341
3	Federal National Mortgage Assn.	0.750%	12/18/13	1,600	1,611
3	Federal National Mortgage Assn.	1.250%	2/27/14	2,250	2,287
3	Federal National Mortgage Assn.	2.750%	3/13/14	2,425	2,544
3	Federal National Mortgage Assn.	2.500%	5/15/14	450	471
3	Federal National Mortgage Assn.	1.125%	6/27/14	300	304
3	Federal National Mortgage Assn.	0.875%	8/28/14	2,925	2,949
3	Federal National Mortgage Assn.	3.000%	9/16/14	450	479
3	Federal National Mortgage Assn.	4.625%	10/15/14	725	805
3	Federal National Mortgage Assn.	0.625%	10/30/14	1,325	1,326
3	Federal National Mortgage Assn.	2.625%	11/20/14	1,625	1,719
3	Federal National Mortgage Assn.	0.750%	12/19/14	825	829
3	Federal National Mortgage Assn.	2.375%	7/28/15	2,250	2,374
3	Federal National Mortgage Assn.	4.375%	10/15/15	1,725	1,950
3	Federal National Mortgage Assn.	1.625%	10/26/15	450	463
3	Federal National Mortgage Assn.	5.000%	3/15/16	150	175
3	Federal National Mortgage Assn.	2.375%	4/11/16	450	476
3	Federal National Mortgage Assn.	5.250%	9/15/16	550	654
3	Federal National Mortgage Assn.	1.250%	9/28/16	650	654
3	Federal National Mortgage Assn.	1.375%	11/15/16	1,175	1,188
3	Federal National Mortgage Assn.	4.875%	12/15/16	200	236
3	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	2,281
3	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,381
3	Federal National Mortgage Assn.	5.375%	6/12/17	1,000	1,211
3	Federal National Mortgage Assn.	0.000%	10/9/19	275	209
3	Federal National Mortgage Assn.	6.250%	5/15/29	175	246
3	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,420
3	Federal National Mortgage Assn.	7.250%	5/15/30	300	468
3	Federal National Mortgage Assn.	6.625%	11/15/30	300	444
3	Federal National Mortgage Assn.	5.625%	7/15/37	275	375
	Financing Corp. Fico	9.650%	11/2/18	225	334
1	General Electric Capital Corp.	2.125%	12/21/12	475	484
1	General Electric Capital Corp.	2.625%	12/28/12	350	358
	Israel Government AID Bond	5.500%	12/4/23	50	64
	Israel Government AID Bond	5.500%	4/26/24	475	610
1	JPMorgan Chase & Co.	2.125%	12/26/12	825	840
	Private Export Funding Corp.	3.050%	10/15/14	250	265
	Private Export Funding Corp.	2.250%	12/15/17	125	130
	Private Export Funding Corp.	4.375%	3/15/19	200	235
	Private Export Funding Corp.	4.300%	12/15/21	100	115
	Private Export Funding Corp.	2.800%	5/15/22	125	126
2	Tennessee Valley Authority	5.500%	7/18/17	275	335
2	Tennessee Valley Authority	4.500%	4/1/18	175	206
2	Tennessee Valley Authority	3.875%	2/15/21	250	284
2	Tennessee Valley Authority	6.750%	11/1/25	50	71
2	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,522
2	Tennessee Valley Authority	4.650%	6/15/35	175	205
2	Tennessee Valley Authority	5.880%	4/1/36	250	340
2	Tennessee Valley Authority	5.500%	6/15/38	100	131
2	Tennessee Valley Authority	5.250%	9/15/39	225	287
2	Tennessee Valley Authority	4.875%	1/15/48	100	123
2	Tennessee Valley Authority	5.375%	4/1/56	50	68
2	Tennessee Valley Authority	4.625%	9/15/60	180	212
					117,600

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (26.6%)
[3,4,5] Fannie Mae Pool		3.000%	1/1/27	5,750	5,938
[3,4,5] Fannie Mae Pool		3.500%	2/1/26–
			1/1/42	22,690	23,602
[3,4,5] Fannie Mae Pool		4.000%	8/1/18–
			1/1/42	55,965	58,942
[3,4,5] Fannie Mae Pool		4.500%	3/1/14–
			1/1/42	52,298	55,810
[3,4,5] Fannie Mae Pool		5.000%	1/1/12–
			1/1/42	49,246	53,264
[3,4,5] Fannie Mae Pool		5.500%	9/1/14–
			1/1/42	43,335	47,356
[3,4,5] Fannie Mae Pool		6.000%	8/1/13–
			1/1/42	32,284	35,732
[3,5]	Fannie Mae Pool	6.500%	11/1/14–
			11/1/38	10,355	11,601
[3,5]	Fannie Mae Pool	7.000%	9/1/14–
			11/1/37	2,584	2,951
[3,5]	Fannie Mae Pool	7.500%	11/1/22–
			7/1/32	166	185
[3,5]	Fannie Mae Pool	8.000%	8/1/17–
			11/1/30	71	77
[3,5]	Fannie Mae Pool	8.500%	7/1/22–
			4/1/31	30	35
[3,5]	Fannie Mae Pool	9.000%	7/1/22–
			12/1/24	3	4
[3,5]	Fannie Mae Pool	9.500%	12/1/18–
			2/1/25	5	5
[3,5]	Fannie Mae Pool	10.000%	8/1/20–
			8/1/21	1	1
[3,4,5] Freddie Mac Gold Pool		3.000%	1/1/27	4,150	4,282
[3,4,5] Freddie Mac Gold Pool		3.500%	9/1/25–
			1/1/42	13,296	13,820
[3,4,5] Freddie Mac Gold Pool		4.000%	9/1/13–
			1/1/42	34,895	36,664
[3,4,5] Freddie Mac Gold Pool		4.500%	1/1/18–
			1/1/42	37,455	39,757
[3,4,5] Freddie Mac Gold Pool		5.000%	10/1/17–
			1/1/42	33,001	35,501
[3,4,5] Freddie Mac Gold Pool		5.500%	12/1/13–
			1/1/42	32,413	35,254
[3,4,5] Freddie Mac Gold Pool		6.000%	5/1/12–
			1/1/42	19,798	21,829
[3,5]	Freddie Mac Gold Pool	6.500%	3/1/12–
			4/1/39	5,763	6,458
[3,5]	Freddie Mac Gold Pool	7.000%	2/1/12–
			2/1/37	1,382	1,577
[3,5]	Freddie Mac Gold Pool	7.500%	6/1/12–
			10/1/30	95	110
[3,5]	Freddie Mac Gold Pool	8.000%	12/1/15–
			7/1/30	96	110
[3,5]	Freddie Mac Gold Pool	8.500%	3/1/23–
			11/1/30	48	57
[3,5]	Freddie Mac Gold Pool	9.000%	5/1/27–
			5/1/30	6	7
[3,5]	Freddie Mac Gold Pool	10.000%	3/1/17	2	2
[3,5]	Freddie Mac Non Gold Pool	10.000%	11/1/19	1	1
[4,5]	Ginnie Mae I Pool	3.500%	2/15/26–
			1/1/42	2,794	2,933
[4,5]	Ginnie Mae I Pool	4.000%	1/15/25–
			1/1/42	14,217	15,245
[4,5]	Ginnie Mae I Pool	4.500%	8/15/18–
			1/1/42	23,105	25,192
5	Ginnie Mae I Pool	5.000%	1/15/18–
			10/15/39	15,905	17,646
[4,5]	Ginnie Mae I Pool	5.500%	6/15/18–
			1/1/42	9,785	11,018
5	Ginnie Mae I Pool	6.000%	2/15/17–
			9/15/40	7,039	7,983

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Ginnie Mae I Pool	6.500%	5/15/13–
			2/15/39	2,369	2,704
5	Ginnie Mae I Pool	7.000%	5/15/23–
			1/15/32	268	309
5	Ginnie Mae I Pool	7.500%	6/15/12–
			1/15/31	129	145
5	Ginnie Mae I Pool	8.000%	2/15/22–
			10/15/30	83	86
5	Ginnie Mae I Pool	8.500%	2/15/22–
			7/15/30	21	22
5	Ginnie Mae I Pool	9.000%	4/15/16–
			7/15/30	18	19
5	Ginnie Mae I Pool	9.500%	4/15/17–
			12/15/21	4	5
5	Ginnie Mae I Pool	10.000%	5/15/20	1	1
5	Ginnie Mae I Pool	10.500%	5/15/19	9	10
[4,5]	Ginnie Mae II Pool	3.500%	10/20/26–
			1/1/42	1,722	1,799
[4,5]	Ginnie Mae II Pool	4.000%	2/20/26–
			1/1/42	15,906	17,020
[4,5]	Ginnie Mae II Pool	4.500%	4/20/40–
			1/1/42	29,453	32,082
[4,5]	Ginnie Mae II Pool	5.000%	3/20/18–
			1/1/42	20,063	22,211
5	Ginnie Mae II Pool	5.500%	6/20/34–
			8/20/41	7,386	8,281
5	Ginnie Mae II Pool	6.000%	3/20/33–
			7/20/39	3,996	4,523
5	Ginnie Mae II Pool	6.500%	12/20/35–
			12/20/37	1,310	1,491
5	Ginnie Mae II Pool	7.000%	8/20/36–
			4/20/38	121	139
					661,796
Nonconventional Mortgage-Backed Securities (1.0%)
[3,5]	Fannie Mae Pool	2.375%	2/1/36	46	47
[3,5]	Fannie Mae Pool	2.392%	9/1/34	31	32
[3,5]	Fannie Mae Pool	2.465%	12/1/35	290	308
[3,5]	Fannie Mae Pool	2.496%	12/1/35	323	340
[3,5]	Fannie Mae Pool	2.559%	1/1/35	192	204
[3,5]	Fannie Mae Pool	2.571%	12/1/40	213	219
[3,5]	Fannie Mae Pool	2.576%	10/1/40	389	400
[3,5]	Fannie Mae Pool	2.667%	4/1/36	161	170
[3,5]	Fannie Mae Pool	2.685%	11/1/33	41	44
[3,5]	Fannie Mae Pool	2.697%	8/1/35	343	349
[3,5]	Fannie Mae Pool	2.849%	3/1/41	214	221
[3,5]	Fannie Mae Pool	2.933%	12/1/40	159	164
[3,5]	Fannie Mae Pool	3.014%	3/1/41	143	148
[3,5]	Fannie Mae Pool	3.117%	12/1/40	233	243
[3,5]	Fannie Mae Pool	3.123%	2/1/41	191	199
[3,5]	Fannie Mae Pool	3.158%	2/1/41	234	242
[3,5]	Fannie Mae Pool	3.173%	12/1/40	253	264
[3,5]	Fannie Mae Pool	3.207%	8/1/40	322	335
[3,5]	Fannie Mae Pool	3.209%	9/1/40	364	379
[3,5]	Fannie Mae Pool	3.235%	10/1/40	305	318
[3,5]	Fannie Mae Pool	3.284%	11/1/40	123	128
[3,5]	Fannie Mae Pool	3.295%	1/1/40	180	187
[3,5]	Fannie Mae Pool	3.347%	1/1/40	389	406
[3,5]	Fannie Mae Pool	3.377%	5/1/40	160	167
[3,5]	Fannie Mae Pool	3.451%	12/1/39	765	798
[3,5]	Fannie Mae Pool	3.512%	5/1/40	121	126
[3,5]	Fannie Mae Pool	3.535%	3/1/40	377	394
[3,5]	Fannie Mae Pool	3.538%	10/1/39	112	117
[3,5]	Fannie Mae Pool	3.610%	4/1/41	268	278
[3,5]	Fannie Mae Pool	3.616%	11/1/39	60	62
[3,5]	Fannie Mae Pool	3.623%	11/1/39	153	160
[3,5]	Fannie Mae Pool	3.633%	7/1/39	118	124
[3,5]	Fannie Mae Pool	3.767%	2/1/40	610	647
[3,5]	Fannie Mae Pool	3.801%	12/1/35	193	205
[3,5]	Fannie Mae Pool	4.507%	11/1/34	128	136

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,5]	Fannie Mae Pool	4.515%	8/1/37	248	260
[3,5]	Fannie Mae Pool	4.582%	8/1/35	326	345
[3,5]	Fannie Mae Pool	4.919%	10/1/38	297	317
[3,5]	Fannie Mae Pool	4.977%	12/1/33	51	55
[3,5]	Fannie Mae Pool	5.038%	1/1/37	87	93
[3,5]	Fannie Mae Pool	5.051%	3/1/37	118	125
[3,5]	Fannie Mae Pool	5.092%	3/1/38	196	211
[3,5]	Fannie Mae Pool	5.127%	8/1/38	13	14
[3,5]	Fannie Mae Pool	5.208%	7/1/38	22	24
[3,5]	Fannie Mae Pool	5.255%	3/1/37	94	98
[3,5]	Fannie Mae Pool	5.346%	12/1/35	144	157
[3,5]	Fannie Mae Pool	5.469%	2/1/37	195	201
[3,5]	Fannie Mae Pool	5.573%	5/1/36	101	109
[3,5]	Fannie Mae Pool	5.626%	3/1/37	348	361
[3,5]	Fannie Mae Pool	5.639%	3/1/37	159	164
[3,5]	Fannie Mae Pool	5.650%	6/1/37	55	59
[3,5]	Fannie Mae Pool	5.664%	4/1/37	52	55
[3,5]	Fannie Mae Pool	5.710%	4/1/37	143	154
[3,5]	Fannie Mae Pool	5.726%	2/1/37	245	257
[3,5]	Fannie Mae Pool	5.736%	12/1/37	285	318
[3,5]	Fannie Mae Pool	5.890%	11/1/36	226	244
[3,5]	Fannie Mae Pool	5.898%	10/1/37	174	188
[3,5]	Fannie Mae Pool	5.909%	6/1/36	25	27
[3,5]	Fannie Mae Pool	5.925%	8/1/37	121	128
[3,5]	Fannie Mae Pool	5.986%	7/1/37	39	42
[3,5]	Fannie Mae Pool	6.304%	9/1/37	100	105
[3,5]	Freddie Mac Non Gold Pool	2.366%	12/1/34	187	197
[3,5]	Freddie Mac Non Gold Pool	2.375%	11/1/34	106	113
[3,5]	Freddie Mac Non Gold Pool	2.477%	1/1/35	12	12
[3,5]	Freddie Mac Non Gold Pool	2.506%	3/1/36	160	171
[3,5]	Freddie Mac Non Gold Pool	2.507%	12/1/34	83	87
[3,5]	Freddie Mac Non Gold Pool	2.580%	12/1/36	180	189
[3,5]	Freddie Mac Non Gold Pool	2.627%	12/1/40	210	216
[3,5]	Freddie Mac Non Gold Pool	2.713%	12/1/40	314	324
[3,5]	Freddie Mac Non Gold Pool	2.780%	11/1/40	195	202
[3,5]	Freddie Mac Non Gold Pool	2.826%	1/1/41	219	224
[3,5]	Freddie Mac Non Gold Pool	2.981%	2/1/41	309	321
[3,5]	Freddie Mac Non Gold Pool	3.090%	3/1/41	210	219
[3,5]	Freddie Mac Non Gold Pool	3.149%	11/1/40	256	267
[3,5]	Freddie Mac Non Gold Pool	3.272%	6/1/40	173	180
[3,5]	Freddie Mac Non Gold Pool	3.334%	4/1/40	230	240
[3,5]	Freddie Mac Non Gold Pool	3.355%	5/1/40	104	109
[3,5]	Freddie Mac Non Gold Pool	3.449%	5/1/40	113	119
[3,5]	Freddie Mac Non Gold Pool	3.590%	6/1/40	250	262
[3,5]	Freddie Mac Non Gold Pool	3.596%	6/1/40	462	484
[3,5]	Freddie Mac Non Gold Pool	3.607%	1/1/40	234	245
[3,5]	Freddie Mac Non Gold Pool	3.670%	9/1/40	346	363
[3,5]	Freddie Mac Non Gold Pool	3.977%	3/1/40	511	538
[3,5]	Freddie Mac Non Gold Pool	4.546%	7/1/35	81	86
[3,5]	Freddie Mac Non Gold Pool	4.746%	5/1/38	64	68
[3,5]	Freddie Mac Non Gold Pool	5.028%	5/1/35	136	147
[3,5]	Freddie Mac Non Gold Pool	5.132%	4/1/37	127	135
[3,5]	Freddie Mac Non Gold Pool	5.259%	3/1/38	280	301
[3,5]	Freddie Mac Non Gold Pool	5.314%	3/1/37	161	169
[3,5]	Freddie Mac Non Gold Pool	5.358%	12/1/35	105	111
[3,5]	Freddie Mac Non Gold Pool	5.414%	4/1/37	212	222
[3,5]	Freddie Mac Non Gold Pool	5.493%	1/1/38	157	169
[3,5]	Freddie Mac Non Gold Pool	5.523%	2/1/36	110	119
[3,5]	Freddie Mac Non Gold Pool	5.534%	3/1/37	40	43
[3,5]	Freddie Mac Non Gold Pool	5.565%	4/1/37	95	98
[3,5]	Freddie Mac Non Gold Pool	5.712%	6/1/37	361	377
[3,5]	Freddie Mac Non Gold Pool	5.726%	9/1/36	477	511
[3,5]	Freddie Mac Non Gold Pool	5.750%	5/1/36	82	87
[3,5]	Freddie Mac Non Gold Pool	5.781%	10/1/37	99	104
[3,5]	Freddie Mac Non Gold Pool	5.788%	9/1/37	239	258
[3,5]	Freddie Mac Non Gold Pool	5.829%	8/1/37	146	158
[3,5]	Freddie Mac Non Gold Pool	5.861%	5/1/37	158	171
[3,5]	Freddie Mac Non Gold Pool	5.904%	12/1/36	61	66
[3,5]	Freddie Mac Non Gold Pool	6.065%	12/1/36	139	151

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,5]	Freddie Mac Non Gold Pool	6.070%	10/1/37	25	27
[3,5]	Freddie Mac Non Gold Pool	6.107%	6/1/37	78	82
[3,5]	Freddie Mac Non Gold Pool	6.394%	2/1/37	72	78
5	Ginnie Mae II Pool	2.500%	1/20/41–
			11/20/41	1,599	1,656
5	Ginnie Mae II Pool	3.000%	12/20/40–
			5/20/41	374	390
5	Ginnie Mae II Pool	3.500%	1/20/41	213	226
5	Ginnie Mae II Pool	4.000%	12/20/39	612	650
5	Ginnie Mae II Pool	4.500%	10/20/39	29	31
5	Ginnie Mae II Pool	5.000%	7/20/38–
			10/20/38	101	107
					24,552
Total U.S. Government and Agency Obligations (Cost $1,676,417) 1,775,764
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
5	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	4.050%	11/10/38	15	15
5	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	4.153%	11/10/38	50	52
[5,6]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	4.877%	7/10/42	510	538
[5,6]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.066%	11/10/42	75	77
5	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	4.727%	7/10/43	115	118
[5,6]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.731%	5/10/45	225	252
[5,6]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.766%	5/10/45	85	67
[5,6]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.372%	9/10/45	475	524
[5,6]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.421%	9/10/45	5	5
[5,6]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.115%	10/10/45	700	772
[5,6]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.120%	10/10/45	700	702
5	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.634%	7/10/46	500	555
[5,6]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.193%	9/10/47	50	54
[5,6]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.193%	9/10/47	90	85
5	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.414%	9/10/47	425	457
5	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.448%	9/10/47	50	47
[5,6]	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	6.205%	2/10/51	500	564
7	Bank of Scotland plc	5.250%	2/21/17	375	392
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.532%	4/12/38	175	195
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.533%	4/12/38	125	131
5	Bear Stearns Commercial
	Mortgage Securities	4.830%	8/15/38	340	344
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.759%	9/11/38	150	155
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.759%	9/11/38	75	60
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.441%	3/11/39	125	139
[5,6]	Bear Stearns Commercial
	Mortgage Securities	4.680%	8/13/39	425	442
5	Bear Stearns Commercial
	Mortgage Securities	4.740%	3/13/40	200	205
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.662%	6/11/40	547	556
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.714%	6/11/40	75	46

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Bear Stearns Commercial
	Mortgage Securities	4.750%	6/11/41	110	101
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.582%	9/11/41	95	97
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.568%	10/12/41	219	231
5	Bear Stearns Commercial
	Mortgage Securities	4.521%	11/11/41	6	6
5	Bear Stearns Commercial
	Mortgage Securities	4.868%	11/11/41	60	54
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.742%	9/11/42	825	944
5	Bear Stearns Commercial
	Mortgage Securities	5.793%	9/11/42	175	182
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.127%	10/12/42	214	215
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.145%	10/12/42	350	392
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.513%	1/12/45	190	190
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.566%	1/12/45	100	72
5	Bear Stearns Commercial
	Mortgage Securities	5.613%	6/11/50	421	432
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.694%	6/11/50	150	166
5	Bear Stearns Commercial
	Mortgage Securities	5.700%	6/11/50	575	630
[5,6]	Bear Stearns Commercial
	Mortgage Securities	5.897%	6/11/50	125	119
5	Capital One Multi-Asset
	Execution Trust	5.050%	12/17/18	1,000	1,139
5	Capital One Multi-Asset
	Execution Trust	5.750%	7/15/20	185	223
5	Chase Issuance Trust	4.650%	3/15/15	1,000	1,042
5	Chase Issuance Trust	5.400%	7/15/15	250	267
7	Cie de Financement Foncier	2.125%	4/22/13	150	148
5	Citibank Credit Card Issuance Trust	4.900%	6/23/16	525	575
5	Citibank Credit Card Issuance Trust	4.150%	7/7/17	100	110
5	Citibank Credit Card Issuance Trust	5.650%	9/20/19	200	240
[5,6]	Citigroup Commercial Mortgage Trust	4.830%	5/15/43	25	27
[5,6]	Citigroup Commercial Mortgage Trust	5.728%	3/15/49	425	469
5	Citigroup Commercial Mortgage Trust	5.462%	10/15/49	100	101
5	Citigroup Commercial Mortgage Trust	5.482%	10/15/49	50	39
[5,6]	Citigroup Commercial Mortgage Trust	5.697%	12/10/49	135	133
[5,6]	Citigroup Commercial Mortgage Trust	5.697%	12/10/49	600	661
[5,6]	Citigroup Commercial Mortgage Trust	6.072%	12/10/49	425	475
[5,6]	Citigroup Commercial Mortgage Trust	6.072%	12/10/49	190	183
[5,6]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.225%	7/15/44	300	331
[5,6]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.225%	7/15/44	60	63
[5,6]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	500	551
5	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.648%	10/15/48	250	236
5	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	250	264
[5,7]	Commercial Mortgage Lease-Backed
	Certificates	6.746%	6/20/31	491	525
5	Commercial Mortgage Pass Through
	Certificates	4.084%	6/10/38	425	435
5	Commercial Mortgage Pass Through
	Certificates	4.715%	3/10/39	500	525
[5,6]	Commercial Mortgage Pass Through
	Certificates	5.116%	6/10/44	460	505
[5,6]	Commercial Mortgage Pass Through
	Certificates	5.750%	6/10/46	450	500
[5,6]	Commercial Mortgage Pass Through
	Certificates	5.776%	6/10/46	100	102

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Commercial Mortgage Pass Through
	Certificates	5.248%	12/10/46	87	87
[5,6]	Commercial Mortgage Pass Through
	Certificates	5.814%	12/10/49	550	611
[5,6]	Credit Suisse First Boston Mortgage
	Securities Corp.	4.750%	1/15/37	260	271
5	Credit Suisse First Boston Mortgage
	Securities Corp.	4.877%	4/15/37	25	25
[5,6]	Credit Suisse First Boston Mortgage
	Securities Corp.	5.014%	2/15/38	250	271
[5,6]	Credit Suisse First Boston Mortgage
	Securities Corp.	5.075%	2/15/38	85	84
5	Credit Suisse First Boston Mortgage
	Securities Corp.	3.936%	5/15/38	280	286
[5,6]	Credit Suisse First Boston Mortgage
	Securities Corp.	5.100%	8/15/38	50	54
[5,6]	Credit Suisse First Boston Mortgage
	Securities Corp.	5.190%	8/15/38	75	71
[5,6]	Credit Suisse First Boston Mortgage
	Securities Corp.	5.230%	12/15/40	85	78
[5,6]	Credit Suisse Mortgage Capital
	Certificates	5.817%	6/15/38	30	30
[5,6]	Credit Suisse Mortgage Capital
	Certificates	5.817%	6/15/38	600	668
[5,6]	Credit Suisse Mortgage Capital
	Certificates	5.419%	2/15/39	200	200
[5,6]	Credit Suisse Mortgage Capital
	Certificates	5.419%	2/15/39	75	66
[5,6]	Credit Suisse Mortgage Capital
	Certificates	5.419%	2/15/39	175	194
[5,6]	Credit Suisse Mortgage Capital
	Certificates	5.713%	6/15/39	200	209
5	Credit Suisse Mortgage Capital
	Certificates	5.509%	9/15/39	50	47
5	Credit Suisse Mortgage Capital
	Certificates	5.311%	12/15/39	150	161
5	Credit Suisse Mortgage Capital
	Certificates	5.383%	2/15/40	175	178
[5,6]	CW Capital Cobalt Ltd.	5.816%	5/15/46	200	218
5	Discover Card Master Trust	5.650%	12/15/15	600	641
5	Discover Card Master Trust	5.650%	3/16/20	225	269
[5,6]	First Union Commercial
	Mortgage Trust	6.613%	10/15/35	52	53
5	Ford Credit Auto Owner Trust	4.370%	10/15/12	57	57
5	Ford Credit Auto Owner Trust	2.420%	11/15/14	125	127
5	Ford Credit Auto Owner Trust	2.150%	6/15/15	425	435
[5,6]	GE Capital Commercial
	Mortgage Corp.	5.330%	3/10/44	425	466
[5,6]	GE Capital Commercial
	Mortgage Corp.	5.330%	3/10/44	175	172
5	GE Capital Commercial
	Mortgage Corp.	5.543%	12/10/49	175	183
5	GMAC Commercial Mortgage
	Securities Inc.	4.079%	5/10/36	90	92
5	GMAC Commercial Mortgage
	Securities Inc.	4.908%	3/10/38	350	370
5	GMAC Commercial Mortgage
	Securities Inc.	4.646%	4/10/40	23	23
5	GMAC Commercial Mortgage
	Securities Inc.	4.864%	12/10/41	400	424
5	GMAC Commercial Mortgage
	Securities Inc.	4.754%	5/10/43	100	107
5	Greenwich Capital Commercial
	Funding Corp.	4.948%	1/11/35	93	95
[5,6]	Greenwich Capital Commercial
	Funding Corp.	5.317%	6/10/36	700	744
5	Greenwich Capital Commercial
	Funding Corp.	5.117%	4/10/37	191	191
[5,6]	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	775	829

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[5,6]	Greenwich Capital Commercial
	Funding Corp.	5.277%	4/10/37	150	137
[5,6]	Greenwich Capital Commercial
	Funding Corp.	5.882%	7/10/38	100	99
[5,6]	Greenwich Capital Commercial
	Funding Corp.	5.882%	7/10/38	250	278
5	Greenwich Capital Commercial
	Funding Corp.	5.475%	3/10/39	50	47
[5,6]	Greenwich Capital Commercial
	Funding Corp.	4.799%	8/10/42	1,200	1,281
[5,6]	Greenwich Capital Commercial
	Funding Corp.	4.859%	8/10/42	50	50
[5,6]	GS Mortgage Securities Corp. II	5.506%	4/10/38	204	206
[5,6]	GS Mortgage Securities Corp. II	5.553%	4/10/38	650	707
[5,6]	GS Mortgage Securities Corp. II	5.622%	4/10/38	150	148
[5,6]	GS Mortgage Securities Corp. II	5.396%	8/10/38	300	319
5	GS Mortgage Securities Corp. II	3.707%	8/10/44	80	83
5	Honda Auto Receivables Owner Trust	1.800%	4/17/17	75	76
5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.050%	12/12/34	169	172
5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.654%	1/12/37	75	77
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.358%	8/12/37	50	46
5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.824%	9/12/37	31	31
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.879%	1/12/38	787	826
5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.404%	1/12/39	150	157
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.579%	6/12/41	500	539
5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.780%	7/15/42	130	137
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.319%	1/12/43	5	5
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.475%	4/15/43	200	219
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.450%	12/12/44	75	75
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.247%	12/15/44	105	110
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.326%	12/15/44	35	34
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.874%	4/15/45	275	308
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.875%	4/15/45	40	41
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.875%	4/15/45	90	69
5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.593%	5/12/45	175	169
5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	5/15/45	115	116
5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.447%	5/15/45	200	205
5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	6/12/47	250	268
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.816%	6/15/49	300	320
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.794%	2/12/51	525	579
5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.855%	2/12/51	206	207
[5,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.892%	2/12/51	75	75
[5,6]	LB-UBS Commercial Mortgage Trust	4.786%	10/15/29	700	737
5	LB-UBS Commercial Mortgage Trust	4.742%	2/15/30	350	377
[5,6]	LB-UBS Commercial Mortgage Trust	5.150%	4/15/30	225	247
[5,6]	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	250	276
[5,6]	LB-UBS Commercial Mortgage Trust	5.217%	2/15/31	75	80

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	LB-UBS Commercial Mortgage Trust	4.853%	9/15/31	475	482
5	LB-UBS Commercial Mortgage Trust	4.960%	12/15/31	92	95
5	LB-UBS Commercial Mortgage Trust	4.166%	5/15/32	325	334
[5,6]	LB-UBS Commercial Mortgage Trust	5.124%	11/15/32	225	236
[5,6]	LB-UBS Commercial Mortgage Trust	4.931%	9/15/35	700	725
[5,6]	LB-UBS Commercial Mortgage Trust	5.661%	3/15/39	475	530
5	LB-UBS Commercial Mortgage Trust	5.413%	9/15/39	60	63
5	LB-UBS Commercial Mortgage Trust	5.424%	2/15/40	125	136
5	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	325	346
5	LB-UBS Commercial Mortgage Trust	5.455%	2/15/40	125	121
[5,6]	LB-UBS Commercial Mortgage Trust	5.057%	9/15/40	50	46
[5,6]	LB-UBS Commercial Mortgage Trust	5.276%	2/15/41	75	69
[5,6]	LB-UBS Commercial Mortgage Trust	6.145%	4/15/41	130	123
[5,6]	LB-UBS Commercial Mortgage Trust	6.145%	4/15/41	200	226
[5,6]	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	600	657
[5,6]	Merrill Lynch Mortgage Trust	5.236%	11/12/35	400	417
[5,6]	Merrill Lynch Mortgage Trust	5.107%	7/12/38	20	21
[5,6]	Merrill Lynch Mortgage Trust	5.665%	5/12/39	400	452
[5,6]	Merrill Lynch Mortgage Trust	5.666%	5/12/39	50	52
[5,6]	Merrill Lynch Mortgage Trust	5.782%	8/12/43	125	126
[5,6]	Merrill Lynch Mortgage Trust	5.802%	8/12/43	75	50
[5,6]	Merrill Lynch Mortgage Trust	5.291%	1/12/44	350	388
[5,6]	Merrill Lynch Mortgage Trust	5.834%	6/12/50	700	755
[5,6]	Merrill Lynch Mortgage Trust	5.834%	6/12/50	85	80
5	Merrill Lynch Mortgage Trust	5.690%	2/12/51	500	533
[5,6]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.906%	6/12/46	600	679
[5,6]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.456%	7/12/46	85	86
5	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	465	485
5	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	225	227
5	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/49	125	132
5	Morgan Stanley Capital I	4.970%	4/14/40	575	605
[5,6]	Morgan Stanley Capital I	5.110%	6/15/40	65	70
[5,6]	Morgan Stanley Capital I	5.270%	6/13/41	200	212
[5,6]	Morgan Stanley Capital I	5.814%	8/12/41	50	55
5	Morgan Stanley Capital I	5.328%	11/12/41	135	149
5	Morgan Stanley Capital I	5.360%	11/12/41	200	193
[5,6]	Morgan Stanley Capital I	4.840%	12/13/41	35	31
5	Morgan Stanley Capital I	4.970%	12/15/41	425	446
5	Morgan Stanley Capital I	5.168%	1/14/42	125	135
[5,6]	Morgan Stanley Capital I	5.638%	6/11/42	50	51
[5,6]	Morgan Stanley Capital I	5.638%	6/11/42	300	342
5	Morgan Stanley Capital I	4.989%	8/13/42	225	245
[5,6]	Morgan Stanley Capital I	5.073%	8/13/42	95	88
[5,6]	Morgan Stanley Capital I	5.230%	9/15/42	750	833
[5,6]	Morgan Stanley Capital I	5.727%	10/15/42	240	267
[5,6]	Morgan Stanley Capital I	5.732%	10/15/42	20	20
[5,6]	Morgan Stanley Capital I	5.732%	10/15/42	100	87
[5,6]	Morgan Stanley Capital I	5.202%	11/14/42	400	440
[5,6]	Morgan Stanley Capital I	6.278%	1/11/43	475	559
5	Morgan Stanley Capital I	5.332%	12/15/43	200	221
[5,6]	Morgan Stanley Capital I	5.417%	3/12/44	300	334
[5,6]	Morgan Stanley Capital I	5.773%	7/12/44	125	132
[5,6]	Morgan Stanley Capital I	5.793%	7/12/44	115	95
5	Morgan Stanley Capital I	4.660%	9/13/45	116	121
[5,6]	Morgan Stanley Capital I	5.684%	4/15/49	125	101
[5,6]	Morgan Stanley Capital I	5.692%	4/15/49	450	476
[5,6]	Morgan Stanley Capital I	5.544%	11/12/49	100	104
5	Morgan Stanley Capital I	5.809%	12/12/49	550	609
[5,6]	Morgan Stanley Capital I	6.108%	12/12/49	125	122
5	Morgan Stanley Capital I	5.090%	10/12/52	98	98
[5,6]	Morgan Stanley Capital I	5.204%	10/12/52	150	154
5	Morgan Stanley Capital I	4.770%	7/15/56	85	81
5	Morgan Stanley Dean Witter Capital I	4.920%	3/12/35	700	719
5	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	486	497
5	Nissan Auto Receivables Owner Trust	5.050%	11/17/14	98	100
7	Northern Rock Asset Management plc	5.625%	6/22/17	150	159

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	32	32
5	PSE&G Transition Funding LLC	6.890%	12/15/17	600	716
7	Royal Bank of Canada	3.125%	4/14/15	225	238
[5,6]	TIAA Seasoned Commercial
	Mortgage Trust	5.739%	8/15/39	85	81
5	USAA Auto Owner Trust	4.710%	2/18/14	176	176
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.125%	8/15/35	115	119
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	4.964%	11/15/35	325	341
5	Wachovia Bank Commercial
	Mortgage Trust	4.719%	1/15/41	13	13
5	Wachovia Bank Commercial
	Mortgage Trust	4.748%	2/15/41	387	408
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.316%	7/15/41	275	294
5	Wachovia Bank Commercial
	Mortgage Trust	4.803%	10/15/41	600	632
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.083%	3/15/42	250	272
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.224%	3/15/42	50	47
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	175	192
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.737%	5/15/43	475	531
5	Wachovia Bank Commercial
	Mortgage Trust	4.699%	5/15/44	800	868
5	Wachovia Bank Commercial
	Mortgage Trust	4.750%	5/15/44	35	36
5	Wachovia Bank Commercial
	Mortgage Trust	4.793%	5/15/44	75	70
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.204%	10/15/44	775	850
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.204%	10/15/44	35	35
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.269%	12/15/44	500	553
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.319%	12/15/44	50	52
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.970%	6/15/45	34	35
[5,6]	Wachovia Bank Commercial
	Mortgage Trust	5.765%	7/15/45	440	491
5	Wachovia Bank Commercial
	Mortgage Trust	5.679%	10/15/48	100	107
5	Wachovia Bank Commercial
	Mortgage Trust	5.313%	11/15/48	425	453
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $59,563)					65,534
Corporate Bonds (20.2%)
Finance (6.9%)
	Banking (4.5%)
	Abbey National Treasury Services plc	2.875%	4/25/14	75	70
	Abbey National Treasury Services plc	4.000%	4/27/16	575	517
	American Express Bank FSB	5.500%	4/16/13	350	366
	American Express Centurion Bank	5.950%	6/12/17	50	56
	American Express Centurion Bank	6.000%	9/13/17	625	712
	American Express Co.	7.250%	5/20/14	175	196
	American Express Co.	5.500%	9/12/16	100	110
	American Express Co.	6.150%	8/28/17	100	114
	American Express Co.	7.000%	3/19/18	675	813
	American Express Co.	8.125%	5/20/19	175	226
	American Express Co.	8.150%	3/19/38	50	75
5	American Express Co.	6.800%	9/1/66	200	200
	American Express Credit Corp.	5.875%	5/2/13	700	736
	American Express Credit Corp.	5.125%	8/25/14	50	54
	American Express Credit Corp.	2.750%	9/15/15	700	703
	American Express Credit Corp.	2.800%	9/19/16	215	217
	Banco Santander Chile	2.875%	11/13/12	25	25

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	BanColombia SA	4.250%	1/12/16	275	272
	Bank of America Corp.	4.875%	1/15/13	450	452
	Bank of America Corp.	4.900%	5/1/13	475	475
	Bank of America Corp.	7.375%	5/15/14	275	285
	Bank of America Corp.	5.125%	11/15/14	1,050	1,044
	Bank of America Corp.	4.500%	4/1/15	200	193
	Bank of America Corp.	4.750%	8/1/15	500	479
	Bank of America Corp.	3.700%	9/1/15	250	232
	Bank of America Corp.	5.250%	12/1/15	75	71
	Bank of America Corp.	3.625%	3/17/16	100	93
	Bank of America Corp.	3.750%	7/12/16	450	417
	Bank of America Corp.	6.500%	8/1/16	375	378
	Bank of America Corp.	5.750%	8/15/16	100	93
	Bank of America Corp.	5.420%	3/15/17	125	113
	Bank of America Corp.	5.750%	12/1/17	175	167
	Bank of America Corp.	5.650%	5/1/18	975	926
	Bank of America Corp.	7.625%	6/1/19	300	311
	Bank of America NA	5.300%	3/15/17	1,125	1,024
	Bank of Montreal	2.125%	6/28/13	150	152
	Bank of New York Mellon Corp.	4.500%	4/1/13	50	52
	Bank of New York Mellon Corp.	4.300%	5/15/14	150	160
	Bank of New York Mellon Corp.	4.950%	3/15/15	200	216
	Bank of New York Mellon Corp.	2.500%	1/15/16	450	460
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	229
	Bank of New York Mellon Corp.	3.550%	9/23/21	400	409
	Bank of Nova Scotia	2.250%	1/22/13	200	203
	Bank of Nova Scotia	2.375%	12/17/13	625	642
	Bank of Nova Scotia	2.900%	3/29/16	500	517
	Bank One Corp.	5.250%	1/30/13	50	52
	Bank One Corp.	4.900%	4/30/15	100	105
	Barclays Bank plc	2.500%	1/23/13	200	199
	Barclays Bank plc	5.200%	7/10/14	600	618
	Barclays Bank plc	3.900%	4/7/15	400	403
	Barclays Bank plc	5.000%	9/22/16	675	698
	Barclays Bank plc	5.125%	1/8/20	650	667
	BB&T Capital Trust II	6.750%	6/7/36	175	174
5	BB&T Capital Trust IV	6.820%	6/12/77	25	26
	BB&T Corp.	5.200%	12/23/15	625	675
	BB&T Corp.	4.900%	6/30/17	75	81
	BBVA US Senior SAU	3.250%	5/16/14	175	166
	Bear Stearns Cos. LLC	5.700%	11/15/14	550	597
	Bear Stearns Cos. LLC	5.300%	10/30/15	50	54
	Bear Stearns Cos. LLC	5.550%	1/22/17	650	687
	Bear Stearns Cos. LLC	6.400%	10/2/17	400	447
	Bear Stearns Cos. LLC	7.250%	2/1/18	325	380
	BNP Paribas SA	3.250%	3/11/15	50	47
	BNP Paribas SA	3.600%	2/23/16	525	492
	BNP Paribas SA	5.000%	1/15/21	625	600
	BNY Mellon NA	4.750%	12/15/14	50	54
	Branch Banking & Trust Co.	5.625%	9/15/16	175	199
	Canadian Imperial Bank of Commerce	1.450%	9/13/13	75	75
	Capital One Bank USA NA	8.800%	7/15/19	900	1,044
5	Capital One Capital III	7.686%	8/1/66	125	124
	Capital One Capital IV	6.745%	2/17/37	75	74
	Capital One Capital V	10.250%	8/15/39	50	52
	Capital One Capital VI	8.875%	5/15/40	50	51
	Capital One Financial Corp.	5.500%	6/1/15	25	27
	Capital One Financial Corp.	3.150%	7/15/16	250	251
	Capital One Financial Corp.	6.150%	9/1/16	125	130
	Capital One Financial Corp.	5.250%	2/21/17	50	53
	Capital One Financial Corp.	6.750%	9/15/17	75	84
	Capital One Financial Corp.	4.750%	7/15/21	50	52
[5,7]	Citicorp Lease Pass-Through
	Trust 1999-1	8.040%	12/15/19	500	570
5	Citigroup Capital XXI	8.300%	12/21/57	470	474
	Citigroup Inc.	5.300%	10/17/12	1,050	1,067
	Citigroup Inc.	5.500%	4/11/13	675	689
	Citigroup Inc.	6.500%	8/19/13	500	519
	Citigroup Inc.	6.000%	12/13/13	350	363
	Citigroup Inc.	5.125%	5/5/14	100	102
	Citigroup Inc.	6.375%	8/12/14	50	53

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Citigroup Inc.	5.000%	9/15/14	975	966
	Citigroup Inc.	5.500%	10/15/14	300	310
	Citigroup Inc.	6.010%	1/15/15	275	288
	Citigroup Inc.	4.750%	5/19/15	275	280
	Citigroup Inc.	4.700%	5/29/15	50	51
	Citigroup Inc.	4.587%	12/15/15	275	277
	Citigroup Inc.	5.300%	1/7/16	225	233
	Citigroup Inc.	3.953%	6/15/16	100	100
	Citigroup Inc.	6.000%	8/15/17	225	237
	Citigroup Inc.	6.125%	11/21/17	575	614
	Citigroup Inc.	6.125%	5/15/18	875	931
	Citigroup Inc.	8.500%	5/22/19	300	355
	Citigroup Inc.	6.625%	6/15/32	100	92
	Citigroup Inc.	5.875%	2/22/33	250	210
	Citigroup Inc.	6.000%	10/31/33	350	299
	Citigroup Inc.	6.125%	8/25/36	75	66
	Citigroup Inc.	5.875%	5/29/37	325	323
	Citigroup Inc.	6.875%	3/5/38	640	716
	Citigroup Inc.	8.125%	7/15/39	575	703
	Comerica Bank	5.750%	11/21/16	225	247
	Comerica Bank	5.200%	8/22/17	75	82
	Compass Bank	6.400%	10/1/17	75	76
	Compass Bank	5.900%	4/1/26	50	45
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	125	122
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	950	985
	Countrywide Financial Corp.	6.250%	5/15/16	125	118
	Credit Suisse	5.000%	5/15/13	465	478
	Credit Suisse	2.200%	1/14/14	675	670
	Credit Suisse	3.500%	3/23/15	525	526
	Credit Suisse	5.300%	8/13/19	250	257
	Credit Suisse	5.400%	1/14/20	675	632
	Credit Suisse	4.375%	8/5/20	910	892
5	Credit Suisse AG	5.860%	5/29/49	225	184
	Credit Suisse USA Inc.	5.500%	8/15/13	200	208
	Credit Suisse USA Inc.	5.125%	1/15/14	100	105
	Credit Suisse USA Inc.	4.875%	1/15/15	635	664
	Credit Suisse USA Inc.	5.125%	8/15/15	75	79
	Deutsche Bank AG	2.375%	1/11/13	150	149
	Deutsche Bank AG	4.875%	5/20/13	575	588
	Deutsche Bank AG	3.450%	3/30/15	300	304
	Deutsche Bank AG	3.250%	1/11/16	375	379
	Deutsche Bank AG	6.000%	9/1/17	550	615
	Deutsche Bank Financial LLC	5.375%	3/2/15	300	294
	Fifth Third Bancorp	3.625%	1/25/16	400	409
	Fifth Third Bancorp	8.250%	3/1/38	225	278
5	Fifth Third Capital Trust IV	6.500%	4/15/67	300	294
	First Horizon National Corp.	5.375%	12/15/15	625	638
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	53
	First Niagara Financial Group Inc.	7.250%	12/15/21	25	26
	First Tennessee Bank NA	5.050%	1/15/15	50	50
	Goldman Sachs Capital I	6.345%	2/15/34	400	342
	Goldman Sachs Group Inc.	4.750%	7/15/13	1,225	1,240
	Goldman Sachs Group Inc.	5.250%	10/15/13	225	230
	Goldman Sachs Group Inc.	5.150%	1/15/14	635	645
	Goldman Sachs Group Inc.	5.000%	10/1/14	175	178
	Goldman Sachs Group Inc.	5.125%	1/15/15	640	653
	Goldman Sachs Group Inc.	3.700%	8/1/15	550	538
	Goldman Sachs Group Inc.	5.350%	1/15/16	525	537
	Goldman Sachs Group Inc.	3.625%	2/7/16	375	362
	Goldman Sachs Group Inc.	5.750%	10/1/16	425	444
	Goldman Sachs Group Inc.	5.625%	1/15/17	450	441
	Goldman Sachs Group Inc.	6.250%	9/1/17	475	497
	Goldman Sachs Group Inc.	5.950%	1/18/18	825	843
	Goldman Sachs Group Inc.	6.150%	4/1/18	200	205
	Goldman Sachs Group Inc.	7.500%	2/15/19	75	83
	Goldman Sachs Group Inc.	5.375%	3/15/20	450	442
	Goldman Sachs Group Inc.	6.000%	6/15/20	205	209
	Goldman Sachs Group Inc.	5.250%	7/27/21	475	464
	Goldman Sachs Group Inc.	5.950%	1/15/27	300	277

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	123
	Goldman Sachs Group Inc.	6.450%	5/1/36	300	269
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,275	1,192
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	661
7	HBOS plc	6.750%	5/21/18	150	119
	HSBC Bank USA NA	4.875%	8/24/20	250	236
	HSBC Bank USA NA	5.625%	8/15/35	250	236
	HSBC Holdings plc	5.100%	4/5/21	1,075	1,142
	HSBC Holdings plc	4.875%	1/14/22	225	237
	HSBC Holdings plc	7.625%	5/17/32	100	102
	HSBC Holdings plc	7.350%	11/27/32	100	100
	HSBC Holdings plc	6.500%	5/2/36	500	511
	HSBC Holdings plc	6.500%	9/15/37	450	454
	HSBC Holdings plc	6.800%	6/1/38	50	52
	Huntington Bancshares Inc.	7.000%	12/15/20	25	28
	JP Morgan Chase Capital XVII	5.850%	8/1/35	150	150
5	JP Morgan Chase Capital XVIII	6.950%	8/1/66	75	75
5	JP Morgan Chase Capital XX	6.550%	9/15/66	125	125
5	JP Morgan Chase Capital XXII	6.450%	1/15/87	225	224
	JP Morgan Chase Capital XXV	6.800%	10/1/37	225	227
	JP Morgan Chase Capital XXVII	7.000%	11/1/39	150	150
	JPMorgan Chase & Co.	5.750%	1/2/13	725	752
	JPMorgan Chase & Co.	4.750%	5/1/13	475	497
	JPMorgan Chase & Co.	1.650%	9/30/13	265	267
	JPMorgan Chase & Co.	2.050%	1/24/14	260	261
	JPMorgan Chase & Co.	4.875%	3/15/14	230	241
	JPMorgan Chase & Co.	4.650%	6/1/14	400	421
	JPMorgan Chase & Co.	5.125%	9/15/14	410	432
	JPMorgan Chase & Co.	3.700%	1/20/15	250	260
	JPMorgan Chase & Co.	4.750%	3/1/15	25	27
	JPMorgan Chase & Co.	5.250%	5/1/15	425	449
	JPMorgan Chase & Co.	5.150%	10/1/15	375	397
	JPMorgan Chase & Co.	2.600%	1/15/16	150	149
	JPMorgan Chase & Co.	3.450%	3/1/16	275	279
	JPMorgan Chase & Co.	3.150%	7/5/16	275	276
	JPMorgan Chase & Co.	6.125%	6/27/17	75	82
	JPMorgan Chase & Co.	6.000%	1/15/18	450	504
	JPMorgan Chase & Co.	6.300%	4/23/19	1,475	1,667
	JPMorgan Chase & Co.	4.400%	7/22/20	575	575
	JPMorgan Chase & Co.	4.350%	8/15/21	255	258
	JPMorgan Chase & Co.	6.400%	5/15/38	950	1,100
	JPMorgan Chase & Co.	5.500%	10/15/40	200	207
	JPMorgan Chase & Co.	5.600%	7/15/41	500	537
	JPMorgan Chase & Co.	5.400%	1/6/42	150	154
	JPMorgan Chase Bank NA	5.875%	6/13/16	25	27
	JPMorgan Chase Bank NA	6.000%	10/1/17	300	321
	KeyBank NA	4.950%	9/15/15	150	157
	KeyBank NA	5.450%	3/3/16	150	162
	KeyCorp	6.500%	5/14/13	150	159
	KeyCorp	5.100%	3/24/21	25	26
	Lloyds TSB Bank plc	4.875%	1/21/16	200	193
	Lloyds TSB Bank plc	6.375%	1/21/21	575	577
	M&I Marshall & Ilsley Bank	4.850%	6/16/15	275	290
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	200	229
5	Manufacturers & Traders Trust Co.	5.585%	12/28/20	150	147
	MBNA Corp.	6.125%	3/1/13	125	126
	MBNA Corp.	5.000%	6/15/15	50	49
	Mellon Funding Corp.	5.000%	12/1/14	300	323
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	200	202
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	450	455
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	150	150
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	225	224
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	500	482
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	225	213
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	300	273
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	400	388
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,175	1,158
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	75	73
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	375	309
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	175	134
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	1,545	1,468

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	5.300%	3/1/13	200	202
	Morgan Stanley	2.875%	1/24/14	950	908
	Morgan Stanley	4.750%	4/1/14	525	519
	Morgan Stanley	6.000%	5/13/14	500	507
	Morgan Stanley	4.200%	11/20/14	475	458
	Morgan Stanley	4.100%	1/26/15	225	215
	Morgan Stanley	6.000%	4/28/15	725	727
	Morgan Stanley	5.375%	10/15/15	175	171
	Morgan Stanley	3.450%	11/2/15	700	643
	Morgan Stanley	3.800%	4/29/16	575	530
	Morgan Stanley	5.750%	10/18/16	375	366
	Morgan Stanley	5.450%	1/9/17	575	553
	Morgan Stanley	5.550%	4/27/17	50	48
	Morgan Stanley	5.950%	12/28/17	375	359
	Morgan Stanley	6.625%	4/1/18	450	444
	Morgan Stanley	7.300%	5/13/19	525	535
	Morgan Stanley	5.625%	9/23/19	800	737
	Morgan Stanley	5.500%	1/26/20	275	254
	Morgan Stanley	5.500%	7/24/20	175	160
	Morgan Stanley	5.750%	1/25/21	150	139
	Morgan Stanley	5.500%	7/28/21	175	162
	Morgan Stanley	6.250%	8/9/26	450	422
	Morgan Stanley	7.250%	4/1/32	150	153
	National City Corp.	4.900%	1/15/15	500	540
	Northern Trust Corp.	5.500%	8/15/13	50	53
	Northern Trust Corp.	4.625%	5/1/14	100	107
	Northern Trust Corp.	3.375%	8/23/21	100	102
	PNC Bank NA	4.875%	9/21/17	375	392
	PNC Bank NA	6.000%	12/7/17	100	109
	PNC Funding Corp.	3.625%	2/8/15	75	79
	PNC Funding Corp.	5.250%	11/15/15	100	109
	PNC Funding Corp.	5.625%	2/1/17	75	81
	PNC Funding Corp.	6.700%	6/10/19	25	30
	PNC Funding Corp.	5.125%	2/8/20	150	169
	PNC Funding Corp.	4.375%	8/11/20	475	514
	Royal Bank of Canada	2.100%	7/29/13	1,150	1,171
	Royal Bank of Canada	2.625%	12/15/15	150	154
	Royal Bank of Canada	2.875%	4/19/16	150	155
	Royal Bank of Scotland Group plc	6.400%	10/21/19	650	604
	Royal Bank of Scotland plc	3.250%	1/11/14	275	262
7	Royal Bank of Scotland plc	4.875%	8/25/14	100	99
	Royal Bank of Scotland plc	4.875%	3/16/15	450	429
	Royal Bank of Scotland plc	3.950%	9/21/15	25	23
	Royal Bank of Scotland plc	4.375%	3/16/16	75	72
	Royal Bank of Scotland plc	5.625%	8/24/20	200	192
	Royal Bank of Scotland plc	6.125%	1/11/21	250	249
	Santander UK plc	7.950%	10/26/29	200	166
	SouthTrust Corp.	5.800%	6/15/14	50	54
	Sovereign Bank	8.750%	5/30/18	75	83
[5,7]	Standard Chartered plc	6.409%	12/31/49	150	124
	State Street Corp.	2.875%	3/7/16	550	566
	State Street Corp.	4.956%	3/15/18	275	286
	SunTrust Bank	7.250%	3/15/18	75	84
	SunTrust Banks Inc.	3.600%	4/15/16	75	76
	SunTrust Banks Inc.	3.500%	1/20/17	350	351
	SunTrust Banks Inc.	6.000%	9/11/17	50	55
5	SunTrust Capital VIII	6.100%	12/1/66	99	97
	Toronto-Dominion Bank	1.375%	7/14/14	90	91
	Toronto-Dominion Bank	2.500%	7/14/16	120	122
	Toronto-Dominion Bank	2.375%	10/19/16	250	255
	UBS AG	2.250%	8/12/13	500	495
	UBS AG	2.250%	1/28/14	300	291
	UBS AG	7.000%	10/15/15	250	256
	UBS AG	7.375%	6/15/17	200	214
	UBS AG	5.875%	12/20/17	425	440
	UBS AG	5.750%	4/25/18	375	388
	UBS AG	4.875%	8/4/20	550	544
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	160
	Union Bank NA	5.950%	5/11/16	100	108
	Union Bank NA	3.000%	6/6/16	25	25
	UnionBanCal Corp.	5.250%	12/16/13	50	52

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
US Bancorp	2.000%	6/14/13	500	508
US Bancorp	4.200%	5/15/14	500	534
US Bancorp	3.150%	3/4/15	50	52
US Bancorp	3.442%	2/1/16	150	155
US Bancorp	4.125%	5/24/21	250	276
US Bank NA	4.950%	10/30/14	600	651
Wachovia Bank NA	4.875%	2/1/15	270	283
Wachovia Bank NA	6.000%	11/15/17	200	221
Wachovia Bank NA	5.850%	2/1/37	300	312
Wachovia Bank NA	6.600%	1/15/38	225	253
Wachovia Corp.	5.500%	5/1/13	350	369
Wachovia Corp.	4.875%	2/15/14	180	188
Wachovia Corp.	5.250%	8/1/14	75	79
Wachovia Corp.	5.625%	10/15/16	125	136
Wachovia Corp.	5.750%	6/15/17	425	480
Wachovia Corp.	5.750%	2/1/18	300	340
Wells Fargo & Co.	4.375%	1/31/13	275	284
Wells Fargo & Co.	4.950%	10/16/13	175	184
Wells Fargo & Co.	3.625%	4/15/15	425	445
Wells Fargo & Co.	3.676%	6/15/16	50	53
Wells Fargo & Co.	2.625%	12/15/16	100	100
Wells Fargo & Co.	5.625%	12/11/17	575	653
Wells Fargo & Co.	4.600%	4/1/21	1,450	1,576
Wells Fargo & Co.	5.375%	2/7/35	200	212
Wells Fargo Bank NA	4.750%	2/9/15	1,475	1,545
Wells Fargo Bank NA	5.750%	5/16/16	125	137
Wells Fargo Bank NA	5.950%	8/26/36	200	210
Westpac Banking Corp.	1.850%	12/9/13	450	450
Westpac Banking Corp.	4.200%	2/27/15	750	784
Westpac Banking Corp.	3.000%	8/4/15	275	278
Westpac Banking Corp.	4.875%	11/19/19	250	267

Brokerage (0.1%)
Ameriprise Financial Inc.	5.650%	11/15/15	125	141
Ameriprise Financial Inc.	5.300%	3/15/20	50	54
BlackRock Inc.	3.500%	12/10/14	100	107
BlackRock Inc.	6.250%	9/15/17	100	117
BlackRock Inc.	5.000%	12/10/19	160	174
Charles Schwab Corp.	4.950%	6/1/14	325	352
Franklin Resources Inc.	2.000%	5/20/13	175	177
Franklin Resources Inc.	3.125%	5/20/15	100	104
GFI Group Inc.	8.375%	7/19/18	50	44
Jefferies Group Inc.	5.125%	4/13/18	450	395
Jefferies Group Inc.	8.500%	7/15/19	25	25
Jefferies Group Inc.	6.875%	4/15/21	175	157
Jefferies Group Inc.	6.450%	6/8/27	375	309
Jefferies Group Inc.	6.250%	1/15/36	175	141
Lazard Group LLC	6.850%	6/15/17	325	341
Nomura Holdings Inc.	5.000%	3/4/15	175	176
Nomura Holdings Inc.	6.700%	3/4/20	200	210
Raymond James Financial Inc.	4.250%	4/15/16	50	51
TD Ameritrade Holding Corp.	4.150%	12/1/14	75	79
TD Ameritrade Holding Corp.	5.600%	12/1/19	50	54

Finance Companies (0.7%)
Block Financial LLC	7.875%	1/15/13	25	26
Block Financial LLC	5.125%	10/30/14	150	153
General Electric Capital Corp.	2.800%	1/8/13	200	204
General Electric Capital Corp.	5.450%	1/15/13	75	79
General Electric Capital Corp.	4.800%	5/1/13	575	604
General Electric Capital Corp.	1.875%	9/16/13	625	633
General Electric Capital Corp.	2.100%	1/7/14	75	76
General Electric Capital Corp.	5.900%	5/13/14	50	55
General Electric Capital Corp.	5.500%	6/4/14	400	435
General Electric Capital Corp.	5.650%	6/9/14	125	136
General Electric Capital Corp.	3.750%	11/14/14	600	635
General Electric Capital Corp.	3.500%	6/29/15	800	839
General Electric Capital Corp.	4.375%	9/21/15	200	216
General Electric Capital Corp.	2.950%	5/9/16	375	385

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	3.350%	10/17/16	850	885
	General Electric Capital Corp.	5.400%	2/15/17	300	335
	General Electric Capital Corp.	5.625%	9/15/17	460	509
	General Electric Capital Corp.	5.625%	5/1/18	1,040	1,163
	General Electric Capital Corp.	6.000%	8/7/19	650	746
	General Electric Capital Corp.	5.500%	1/8/20	75	82
	General Electric Capital Corp.	5.550%	5/4/20	25	27
	General Electric Capital Corp.	4.375%	9/16/20	150	153
	General Electric Capital Corp.	5.300%	2/11/21	125	133
	General Electric Capital Corp.	4.650%	10/17/21	375	391
	General Electric Capital Corp.	6.750%	3/15/32	1,175	1,371
	General Electric Capital Corp.	6.150%	8/7/37	475	522
	General Electric Capital Corp.	5.875%	1/14/38	675	712
	General Electric Capital Corp.	6.875%	1/10/39	650	775
5	General Electric Capital Corp.	6.375%	11/15/67	400	394
5	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	82
	HSBC Finance Corp.	4.750%	7/15/13	875	891
	HSBC Finance Corp.	5.250%	1/15/14	325	332
	HSBC Finance Corp.	5.000%	6/30/15	275	279
	HSBC Finance Corp.	5.500%	1/19/16	325	336
	HSBC Finance Corp.	6.676%	1/15/21	640	660
	SLM Corp.	5.375%	1/15/13	150	151
	SLM Corp.	5.050%	11/14/14	450	435
	SLM Corp.	6.250%	1/25/16	475	464
	SLM Corp.	8.450%	6/15/18	300	311
	SLM Corp.	8.000%	3/25/20	75	76
	SLM Corp.	5.625%	8/1/33	275	209

	Insurance (1.1%)
	ACE Capital Trust II	9.700%	4/1/30	50	67
	ACE INA Holdings Inc.	5.600%	5/15/15	175	195
	ACE INA Holdings Inc.	2.600%	11/23/15	150	153
	ACE INA Holdings Inc.	5.700%	2/15/17	100	115
	ACE INA Holdings Inc.	5.800%	3/15/18	25	29
	ACE INA Holdings Inc.	5.900%	6/15/19	25	30
	AEGON Funding Co. LLC	5.750%	12/15/20	81	84
	Aetna Inc.	6.000%	6/15/16	75	86
	Aetna Inc.	6.500%	9/15/18	150	182
	Aetna Inc.	6.625%	6/15/36	250	308
	Aetna Inc.	6.750%	12/15/37	100	125
	Aflac Inc.	6.900%	12/17/39	25	28
	Alleghany Corp.	5.625%	9/15/20	100	105
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	425	481
	Allstate Corp.	5.000%	8/15/14	150	162
	Allstate Corp.	6.125%	12/15/32	100	113
	Allstate Corp.	5.550%	5/9/35	125	133
5	Allstate Corp.	6.500%	5/15/57	225	204
5	Allstate Corp.	6.125%	5/15/67	75	68
	Allstate Life Global Funding Trusts	5.375%	4/30/13	75	79
	Alterra Finance LLC	6.250%	9/30/20	55	58
	American Financial Group Inc.	9.875%	6/15/19	50	59
	American International Group Inc.	4.250%	5/15/13	250	250
	American International Group Inc.	4.250%	9/15/14	200	194
	American International Group Inc.	5.050%	10/1/15	225	218
	American International Group Inc.	4.875%	9/15/16	200	189
	American International Group Inc.	5.600%	10/18/16	150	146
	American International Group Inc.	5.850%	1/16/18	75	73
	American International Group Inc.	8.250%	8/15/18	75	80
	American International Group Inc.	6.400%	12/15/20	210	212
	American International Group Inc.	6.250%	5/1/36	900	819
	American International Group Inc.	6.250%	3/15/37	125	91
5	American International Group Inc.	8.175%	5/15/68	575	519
	AON Corp.	3.500%	9/30/15	125	128
	Aon Corp.	5.000%	9/30/20	325	358
	AON Corp.	8.205%	1/1/27	25	29
	AON Corp.	6.250%	9/30/40	100	122
	Arch Capital Group Ltd.	7.350%	5/1/34	75	88
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	50	50
	Assurant Inc.	5.625%	2/15/14	25	26

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Assurant Inc.	6.750%	2/15/34	50	52
	AXA SA	8.600%	12/15/30	375	369
	Axis Capital Holdings Ltd.	5.750%	12/1/14	50	53
	Axis Specialty Finance LLC	5.875%	6/1/20	575	592
	Berkshire Hathaway Finance Corp.	4.600%	5/15/13	300	315
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	175	186
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	275	304
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25	26
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	475	553
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	135
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	89
	Berkshire Hathaway Inc.	2.125%	2/11/13	125	127
	Berkshire Hathaway Inc.	3.200%	2/11/15	225	238
	Berkshire Hathaway Inc.	2.200%	8/15/16	525	542
	Chubb Corp.	5.750%	5/15/18	50	59
	Chubb Corp.	6.000%	5/11/37	125	149
	Chubb Corp.	6.500%	5/15/38	50	63
5	Chubb Corp.	6.375%	3/29/67	325	321
	Cigna Corp.	2.750%	11/15/16	175	175
	CIGNA Corp.	5.125%	6/15/20	150	162
	CIGNA Corp.	4.375%	12/15/20	75	76
	Cigna Corp.	4.000%	2/15/22	75	74
	CIGNA Corp.	7.875%	5/15/27	50	62
	CIGNA Corp.	6.150%	11/15/36	50	55
	Cigna Corp.	5.875%	3/15/41	50	53
	Cigna Corp.	5.375%	2/15/42	75	75
	Cincinnati Financial Corp.	6.125%	11/1/34	150	150
	CNA Financial Corp.	5.850%	12/15/14	100	105
	CNA Financial Corp.	6.500%	8/15/16	175	189
	CNA Financial Corp.	7.350%	11/15/19	25	28
	CNA Financial Corp.	5.875%	8/15/20	75	78
	CNA Financial Corp.	5.750%	8/15/21	250	255
	Coventry Health Care Inc.	6.300%	8/15/14	325	353
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	76
	Genworth Financial Inc.	5.750%	6/15/14	50	51
	Genworth Financial Inc.	8.625%	12/15/16	275	280
	Genworth Financial Inc.	7.200%	2/15/21	75	67
	Genworth Financial Inc.	6.500%	6/15/34	150	118
	Hartford Financial Services Group Inc.	5.500%	10/15/16	125	130
	Hartford Financial Services Group Inc.	5.375%	3/15/17	100	100
	Hartford Financial Services Group Inc.	6.300%	3/15/18	200	210
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	26
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	46
	HCC Insurance Holdings Inc.	6.300%	11/15/19	100	109
	Humana Inc.	7.200%	6/15/18	200	236
	Humana Inc.	8.150%	6/15/38	175	227
	Lincoln National Corp.	6.150%	4/7/36	150	152
	Lincoln National Corp.	7.000%	6/15/40	100	112
5	Lincoln National Corp.	7.000%	5/17/66	500	452
	Loews Corp.	6.000%	2/1/35	50	54
	Manulife Financial Corp.	3.400%	9/17/15	250	251
	Manulife Financial Corp.	4.900%	9/17/20	275	282
	Markel Corp.	7.125%	9/30/19	50	57
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	160	178
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	75	99
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	323
	MetLife Inc.	5.000%	11/24/13	50	53
	MetLife Inc.	2.375%	2/6/14	150	152
	MetLife Inc.	5.000%	6/15/15	125	136
	MetLife Inc.	7.717%	2/15/19	50	63
	MetLife Inc.	4.750%	2/8/21	700	755
	MetLife Inc.	6.500%	12/15/32	175	208
	MetLife Inc.	6.375%	6/15/34	100	118
	MetLife Inc.	5.700%	6/15/35	200	223
	MetLife Inc.	5.875%	2/6/41	25	29
5	MetLife Inc.	6.400%	12/15/66	200	189
	OneBeacon US Holdings Inc.	5.875%	5/15/13	26	27
	PartnerRe Finance B LLC	5.500%	6/1/20	100	101
	Principal Financial Group Inc.	6.050%	10/15/36	100	106
	Principal Life Income Funding Trusts	5.300%	4/24/13	150	157
	Principal Life Income Funding Trusts	5.100%	4/15/14	100	107

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Progressive Corp.	3.750%	8/23/21	250	260
	Progressive Corp.	6.625%	3/1/29	125	156
5	Progressive Corp.	6.700%	6/15/67	125	126
	Protective Life Corp.	8.450%	10/15/39	25	29
	Prudential Financial Inc.	2.750%	1/14/13	500	508
	Prudential Financial Inc.	5.150%	1/15/13	50	52
	Prudential Financial Inc.	4.500%	7/15/13	200	207
	Prudential Financial Inc.	4.750%	4/1/14	75	79
	Prudential Financial Inc.	5.100%	9/20/14	125	135
	Prudential Financial Inc.	6.200%	1/15/15	25	27
	Prudential Financial Inc.	5.500%	3/15/16	25	27
	Prudential Financial Inc.	6.000%	12/1/17	250	278
	Prudential Financial Inc.	5.375%	6/21/20	175	186
	Prudential Financial Inc.	5.750%	7/15/33	50	50
	Prudential Financial Inc.	5.400%	6/13/35	100	96
	Prudential Financial Inc.	5.900%	3/17/36	375	381
	Prudential Financial Inc.	6.625%	6/21/40	425	469
5	Reinsurance Group of America Inc.	6.750%	12/15/65	150	129
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	100	111
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	50	56
	Swiss Re Solutions Holding Corp.	7.750%	6/15/30	150	188
	Torchmark Corp.	6.375%	6/15/16	100	110
	Transatlantic Holdings Inc.	8.000%	11/30/39	375	425
	Travelers Cos. Inc.	6.250%	6/20/16	150	176
	Travelers Cos. Inc.	5.750%	12/15/17	250	294
	Travelers Cos. Inc.	5.900%	6/2/19	650	766
	Travelers Cos. Inc.	3.900%	11/1/20	125	132
	UnitedHealth Group Inc.	4.875%	2/15/13	50	52
	UnitedHealth Group Inc.	4.875%	4/1/13	50	52
	UnitedHealth Group Inc.	5.000%	8/15/14	475	518
	UnitedHealth Group Inc.	4.875%	3/15/15	50	55
	UnitedHealth Group Inc.	6.000%	6/15/17	150	177
	UnitedHealth Group Inc.	6.000%	2/15/18	125	148
	UnitedHealth Group Inc.	3.375%	11/15/21	100	103
	UnitedHealth Group Inc.	6.500%	6/15/37	50	63
	UnitedHealth Group Inc.	6.625%	11/15/37	125	160
	UnitedHealth Group Inc.	6.875%	2/15/38	320	432
	UnitedHealth Group Inc.	4.625%	11/15/41	75	79
	Unum Group	7.125%	9/30/16	100	114
	Unum Group	5.625%	9/15/20	50	52
	Validus Holdings Ltd.	8.875%	1/26/40	75	82
	WellPoint Inc.	5.000%	12/15/14	25	27
	WellPoint Inc.	5.250%	1/15/16	50	56
	WellPoint Inc.	5.875%	6/15/17	50	58
	WellPoint Inc.	5.950%	12/15/34	425	501
	WellPoint Inc.	5.850%	1/15/36	225	263
	WellPoint Inc.	6.375%	6/15/37	50	63
	Willis North America Inc.	5.625%	7/15/15	225	238
	Willis North America Inc.	7.000%	9/29/19	600	668
	WR Berkley Corp.	5.375%	9/15/20	25	26
	XL Group plc	5.250%	9/15/14	125	132
	XL Group plc	6.250%	5/15/27	125	127
	XLIT Ltd.	5.750%	10/1/21	105	111

	Other Finance (0.1%)
	CME Group Inc.	5.400%	8/1/13	225	240
	CME Group Inc.	5.750%	2/15/14	100	109
	NASDAQ OMX Group Inc.	4.000%	1/15/15	75	77
	NASDAQ OMX Group Inc.	5.550%	1/15/20	75	77
	NYSE Euronext	4.800%	6/28/13	105	110
	ORIX Corp.	4.710%	4/27/15	250	258
	ORIX Corp.	5.000%	1/12/16	115	121
	XTRA Finance Corp.	5.150%	4/1/17	375	417

	Real Estate Investment Trusts (0.4%)
	Arden Realty LP	5.250%	3/1/15	25	27
	AvalonBay Communities Inc.	5.750%	9/15/16	50	56
	Boston Properties LP	5.625%	4/15/15	200	220
	Boston Properties LP	5.625%	11/15/20	225	251
	Boston Properties LP	4.125%	5/15/21	100	101
	Brandywine Operating Partnership LP	5.400%	11/1/14	50	52

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Brandywine Operating Partnership LP	7.500%	5/15/15	75	82
	Brandywine Operating Partnership LP	6.000%	4/1/16	255	267
	Brandywine Operating Partnership LP	4.950%	4/15/18	250	247
	Camden Property Trust	5.700%	5/15/17	100	109
5	CommonWealth REIT	6.250%	8/15/16	150	160
	CommonWealth REIT	5.875%	9/15/20	100	102
	Digital Realty Trust LP	4.500%	7/15/15	225	229
	Digital Realty Trust LP	5.250%	3/15/21	225	226
	Duke Realty LP	5.950%	2/15/17	125	134
	Duke Realty LP	8.250%	8/15/19	100	119
	Duke Realty LP	6.750%	3/15/20	250	275
	ERP Operating LP	5.250%	9/15/14	50	53
	ERP Operating LP	5.125%	3/15/16	75	81
	ERP Operating LP	5.375%	8/1/16	50	54
	ERP Operating LP	5.750%	6/15/17	25	28
	ERP Operating LP	4.625%	12/15/21	215	221
	HCP Inc.	5.650%	12/15/13	150	158
	HCP Inc.	2.700%	2/1/14	125	125
	HCP Inc.	3.750%	2/1/16	425	433
	HCP Inc.	6.300%	9/15/16	100	109
	HCP Inc.	6.700%	1/30/18	50	56
	HCP Inc.	5.375%	2/1/21	25	26
	HCP Inc.	6.750%	2/1/41	100	113
	Health Care REIT Inc.	3.625%	3/15/16	25	25
	Health Care REIT Inc.	6.200%	6/1/16	275	295
	Health Care REIT Inc.	4.950%	1/15/21	75	72
	Health Care REIT Inc.	5.250%	1/15/22	100	98
	Health Care REIT Inc.	6.500%	3/15/41	25	25
	Healthcare Realty Trust Inc.	5.125%	4/1/14	75	77
	Healthcare Realty Trust Inc.	6.500%	1/17/17	50	54
	Hospitality Properties Trust	7.875%	8/15/14	75	81
	Hospitality Properties Trust	5.125%	2/15/15	150	152
	Kilroy Realty LP	5.000%	11/3/15	100	104
	Kilroy Realty LP	4.800%	7/15/18	125	124
	Kimco Realty Corp.	5.783%	3/15/16	25	27
	Kimco Realty Corp.	5.700%	5/1/17	250	271
	Kimco Realty Corp.	6.875%	10/1/19	50	57
	Liberty Property LP	5.125%	3/2/15	250	265
	Liberty Property LP	5.500%	12/15/16	50	54
	Mack-Cali Realty LP	7.750%	8/15/19	50	59
	National Retail Properties Inc.	6.875%	10/15/17	275	304
	Nationwide Health Properties Inc.	6.250%	2/1/13	125	129
	ProLogis LP	4.500%	8/15/17	25	25
	ProLogis LP	7.375%	10/30/19	175	198
	ProLogis LP	6.625%	12/1/19	75	81
	ProLogis LP	6.875%	3/15/20	200	221
	Realty Income Corp.	6.750%	8/15/19	150	171
	Realty Income Corp.	5.750%	1/15/21	200	216
	Senior Housing Properties Trust	4.300%	1/15/16	50	49
	Simon Property Group LP	6.750%	5/15/14	175	193
	Simon Property Group LP	5.750%	12/1/15	525	585
	Simon Property Group LP	5.250%	12/1/16	250	276
	Simon Property Group LP	5.875%	3/1/17	25	29
	Simon Property Group LP	6.125%	5/30/18	225	259
	Simon Property Group LP	5.650%	2/1/20	75	86
	Simon Property Group LP	6.750%	2/1/40	375	489
	Tanger Properties LP	6.150%	11/15/15	100	111
	UDR Inc.	4.250%	6/1/18	25	26
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	125	121
					170,912
Industrial (11.0%)
	Basic Industry (1.1%)
	Agrium Inc.	6.750%	1/15/19	200	244
	Agrium Inc.	6.125%	1/15/41	25	30
	Air Products & Chemicals Inc.	2.000%	8/2/16	125	128
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	76
	Airgas Inc.	4.500%	9/15/14	50	53
	Airgas Inc.	3.250%	10/1/15	150	155
	Albemarle Corp.	4.500%	12/15/20	25	27
	Alcoa Inc.	6.000%	7/15/13	225	240
	Alcoa Inc.	6.150%	8/15/20	450	466

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Alcoa Inc.	5.900%	2/1/27	1,400	1,379
	AngloGold Ashanti Holdings plc	5.375%	4/15/20	50	49
	AngloGold Ashanti Holdings plc	6.500%	4/15/40	50	48
	ArcelorMittal	5.375%	6/1/13	350	358
	ArcelorMittal	9.000%	2/15/15	150	166
	ArcelorMittal	3.750%	8/5/15	200	190
	ArcelorMittal	3.750%	3/1/16	650	617
	ArcelorMittal	6.125%	6/1/18	150	152
	ArcelorMittal	9.850%	6/1/19	325	359
	ArcelorMittal	5.250%	8/5/20	200	182
	ArcelorMittal	5.500%	3/1/21	175	160
	ArcelorMittal	7.000%	10/15/39	325	300
	ArcelorMittal	6.750%	3/1/41	100	90
	Barrick Gold Corp.	1.750%	5/30/14	75	76
	Barrick Gold Corp.	2.900%	5/30/16	425	438
	Barrick Gold Corp.	6.950%	4/1/19	175	214
	Barrick Gold Finance Co.	4.875%	11/15/14	75	82
	Barrick Gold Financeco LLC	6.125%	9/15/13	150	162
	Barrick North America Finance LLC	6.800%	9/15/18	150	181
	Barrick North America Finance LLC	4.400%	5/30/21	125	135
	Barrick North America Finance LLC	5.700%	5/30/41	150	177
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	150	158
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	75	82
	BHP Billiton Finance USA Ltd.	1.125%	11/21/14	125	125
	BHP Billiton Finance USA Ltd.	5.250%	12/15/15	50	57
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	150	152
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	116
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	400	492
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	25	26
	Carpenter Technology Corp.	5.200%	7/15/21	275	268
	Celulosa Arauco y Constitucion SA	5.625%	4/20/15	250	271
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	25
	Cliffs Natural Resources Inc.	5.900%	3/15/20	25	27
	Cliffs Natural Resources Inc.	6.250%	10/1/40	225	222
	Cytec Industries Inc.	8.950%	7/1/17	50	60
	Dow Chemical Co.	7.600%	5/15/14	525	592
	Dow Chemical Co.	5.900%	2/15/15	625	694
	Dow Chemical Co.	2.500%	2/15/16	75	75
	Dow Chemical Co.	5.700%	5/15/18	25	28
	Dow Chemical Co.	4.250%	11/15/20	125	130
	Dow Chemical Co.	4.125%	11/15/21	200	207
	Dow Chemical Co.	7.375%	11/1/29	25	32
	Dow Chemical Co.	9.400%	5/15/39	350	523
	Dow Chemical Co.	5.250%	11/15/41	200	211
	Eastman Chemical Co.	3.000%	12/15/15	50	51
	Eastman Chemical Co.	5.500%	11/15/19	150	171
	Eastman Chemical Co.	4.500%	1/15/21	75	79
	Ecolab Inc.	2.375%	12/8/14	75	76
	Ecolab Inc.	3.000%	12/8/16	50	52
	EI du Pont de Nemours & Co.	5.000%	7/15/13	175	187
	EI du Pont de Nemours & Co.	1.950%	1/15/16	150	154
	EI du Pont de Nemours & Co.	5.250%	12/15/16	25	29
	EI du Pont de Nemours & Co.	6.000%	7/15/18	275	337
	EI du Pont de Nemours & Co.	4.625%	1/15/20	400	459
	EI du Pont de Nemours & Co.	3.625%	1/15/21	250	272
	EI du Pont de Nemours & Co.	6.500%	1/15/28	100	130
	EI du Pont de Nemours & Co.	4.900%	1/15/41	150	171
	FMC Corp.	3.950%	2/1/22	50	51
	Freeport-McMoRan Copper
	& Gold Inc.	8.375%	4/1/17	175	185
	International Paper Co.	5.300%	4/1/15	75	81
	International Paper Co.	7.950%	6/15/18	500	607
	International Paper Co.	7.500%	8/15/21	950	1,172
	International Paper Co.	7.300%	11/15/39	100	121
7	Kinross Gold Corp.	3.625%	9/1/16	75	74
7	Kinross Gold Corp.	5.125%	9/1/21	75	74
7	Kinross Gold Corp.	6.875%	9/1/41	50	52
	Lubrizol Corp.	5.500%	10/1/14	250	278
	Monsanto Co.	5.875%	4/15/38	325	419
	Newmont Mining Corp.	5.875%	4/1/35	100	113
	Nucor Corp.	5.750%	12/1/17	25	29
	Nucor Corp.	5.850%	6/1/18	150	179

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Nucor Corp.	6.400%	12/1/37	75	99
Placer Dome Inc.	6.450%	10/15/35	75	91
Plum Creek Timberlands LP	5.875%	11/15/15	100	110
Plum Creek Timberlands LP	4.700%	3/15/21	75	75
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	150	161
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	175	183
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	143
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	175	211
PPG Industries Inc.	5.750%	3/15/13	100	105
PPG Industries Inc.	1.900%	1/15/16	175	175
PPG Industries Inc.	6.650%	3/15/18	250	302
Praxair Inc.	3.950%	6/1/13	200	209
Praxair Inc.	4.375%	3/31/14	75	81
Praxair Inc.	5.250%	11/15/14	50	56
Praxair Inc.	5.200%	3/15/17	25	29
Praxair Inc.	4.500%	8/15/19	50	57
Praxair Inc.	3.000%	9/1/21	75	77
Rio Tinto Alcan Inc.	4.500%	5/15/13	125	130
Rio Tinto Alcan Inc.	5.200%	1/15/14	125	134
Rio Tinto Alcan Inc.	5.000%	6/1/15	25	27
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	278
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	575	672
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	150	152
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	350	357
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	181
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	550	749
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	75	77
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	50	52
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	101
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	143
RPM International Inc.	6.125%	10/15/19	25	27
Sherwin-Williams Co.	3.125%	12/15/14	75	79
Sigma-Aldrich Corp.	3.375%	11/1/20	50	52
Southern Copper Corp.	5.375%	4/16/20	75	77
Southern Copper Corp.	7.500%	7/27/35	450	487
Southern Copper Corp.	6.750%	4/16/40	125	124
Teck Resources Ltd.	9.750%	5/15/14	172	202
Teck Resources Ltd.	10.250%	5/15/16	250	289
Teck Resources Ltd.	3.150%	1/15/17	25	26
Teck Resources Ltd.	10.750%	5/15/19	250	307
Teck Resources Ltd.	4.750%	1/15/22	25	27
Teck Resources Ltd.	6.125%	10/1/35	200	220
Teck Resources Ltd.	6.250%	7/15/41	225	258
Vale Canada Ltd.	5.700%	10/15/15	125	137
Vale Overseas Ltd.	6.250%	1/23/17	50	57
Vale Overseas Ltd.	5.625%	9/15/19	175	192
Vale Overseas Ltd.	4.625%	9/15/20	275	284
Vale Overseas Ltd.	8.250%	1/17/34	50	64
Vale Overseas Ltd.	6.875%	11/21/36	275	312
Vale Overseas Ltd.	6.875%	11/10/39	550	632
Valspar Corp.	7.250%	6/15/19	25	30
Xstrata Canada Corp.	5.500%	6/15/17	200	217

Capital Goods (1.0%)
3M Co.	6.375%	2/15/28	100	134
3M Co.	5.700%	3/15/37	125	168
Acuity Brands Lighting Inc.	6.000%	12/15/19	50	56
Boeing Capital Corp.	5.800%	1/15/13	75	79
Boeing Capital Corp.	3.250%	10/27/14	275	293
Boeing Co.	3.500%	2/15/15	400	431
Boeing Co.	6.000%	3/15/19	25	30
Boeing Co.	4.875%	2/15/20	75	87
Boeing Co.	6.625%	2/15/38	150	210
Boeing Co.	5.875%	2/15/40	75	97
Caterpillar Financial Services Corp.	4.250%	2/8/13	250	260
Caterpillar Financial Services Corp.	6.125%	2/17/14	275	305
Caterpillar Financial Services Corp.	1.650%	4/1/14	125	127
Caterpillar Financial Services Corp.	1.125%	12/15/14	300	301
Caterpillar Financial Services Corp.	4.750%	2/17/15	250	276
Caterpillar Financial Services Corp.	2.650%	4/1/16	375	391
Caterpillar Financial Services Corp.	2.050%	8/1/16	300	309

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Caterpillar Financial Services Corp.	7.150%	2/15/19	525	670
	Caterpillar Inc.	1.375%	5/27/14	25	25
	Caterpillar Inc.	3.900%	5/27/21	75	82
	Caterpillar Inc.	6.625%	7/15/28	75	98
	Caterpillar Inc.	5.200%	5/27/41	75	90
	Caterpillar Inc.	7.375%	3/1/97	175	255
	Cooper US Inc.	5.450%	4/1/15	75	84
	Cooper US Inc.	2.375%	1/15/16	500	511
	CRH America Inc.	4.125%	1/15/16	50	50
	CRH America Inc.	6.000%	9/30/16	225	241
	CRH America Inc.	8.125%	7/15/18	400	458
	CRH America Inc.	5.750%	1/15/21	75	77
	Danaher Corp.	2.300%	6/23/16	50	52
	Danaher Corp.	5.625%	1/15/18	75	88
	Deere & Co.	6.950%	4/25/14	175	200
	Deere & Co.	4.375%	10/16/19	175	197
	Deere & Co.	5.375%	10/16/29	125	158
	Deere & Co.	7.125%	3/3/31	100	139
	Dover Corp.	5.450%	3/15/18	200	236
	Dover Corp.	6.600%	3/15/38	75	106
	Eaton Corp.	4.900%	5/15/13	100	105
	Eaton Corp.	5.600%	5/15/18	300	356
	Embraer Overseas Ltd.	6.375%	1/24/17	150	162
	Embraer Overseas Ltd.	6.375%	1/15/20	300	320
	Emerson Electric Co.	5.250%	10/15/18	225	266
	Emerson Electric Co.	4.875%	10/15/19	25	29
	Emerson Electric Co.	4.250%	11/15/20	25	28
	Emerson Electric Co.	6.000%	8/15/32	425	545
	General Dynamics Corp.	4.250%	5/15/13	225	236
	General Dynamics Corp.	5.250%	2/1/14	75	82
	General Dynamics Corp.	1.375%	1/15/15	250	253
	General Dynamics Corp.	3.875%	7/15/21	250	270
	General Electric Co.	5.000%	2/1/13	850	890
	General Electric Co.	5.250%	12/6/17	765	880
	Goodrich Corp.	4.875%	3/1/20	400	456
	Goodrich Corp.	3.600%	2/1/21	350	364
	Harsco Corp.	5.750%	5/15/18	500	577
	Honeywell International Inc.	4.250%	3/1/13	50	52
	Honeywell International Inc.	5.300%	3/15/17	200	232
	Honeywell International Inc.	5.700%	3/15/37	100	124
	Honeywell International Inc.	5.375%	3/1/41	250	305
	Illinois Tool Works Inc.	5.150%	4/1/14	175	193
	Illinois Tool Works Inc.	6.250%	4/1/19	100	123
7	Illinois Tool Works Inc.	3.375%	9/15/21	100	105
7	Illinois Tool Works Inc.	4.875%	9/15/41	75	86
	Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	100	107
	Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	50	58
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	125	152
	John Deere Capital Corp.	4.900%	9/9/13	275	293
	John Deere Capital Corp.	1.250%	12/2/14	175	177
	John Deere Capital Corp.	2.950%	3/9/15	100	106
	John Deere Capital Corp.	2.000%	1/13/17	150	153
	John Deere Capital Corp.	2.800%	9/18/17	275	288
	John Deere Capital Corp.	5.750%	9/10/18	275	333
	John Deere Capital Corp.	3.150%	10/15/21	25	26
	Joy Global Inc.	6.000%	11/15/16	50	57
	L-3 Communications Corp.	5.200%	10/15/19	100	102
	L-3 Communications Corp.	4.750%	7/15/20	75	73
	L-3 Communications Corp.	4.950%	2/15/21	325	321
	Lockheed Martin Corp.	3.350%	9/15/21	500	497
	Lockheed Martin Corp.	6.150%	9/1/36	375	430
	Lockheed Martin Corp.	5.500%	11/15/39	25	27
	Martin Marietta Materials Inc.	6.600%	4/15/18	150	159
	Northrop Grumman Corp.	3.500%	3/15/21	200	203
	Northrop Grumman Corp.	5.050%	11/15/40	400	439
	Owens Corning	6.500%	12/1/16	400	434
	Parker Hannifin Corp.	5.500%	5/15/18	50	59
	Parker Hannifin Corp.	3.500%	9/15/22	100	104
	Parker Hannifin Corp.	6.250%	5/15/38	25	31
	Raytheon Co.	1.400%	12/15/14	200	200
	Raytheon Co.	4.400%	2/15/20	100	110

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Raytheon Co.	3.125%	10/15/20	25	25
Raytheon Co.	7.200%	8/15/27	25	33
Raytheon Co.	4.700%	12/15/41	300	306
Republic Services Inc.	3.800%	5/15/18	200	208
Republic Services Inc.	5.500%	9/15/19	425	485
Republic Services Inc.	5.000%	3/1/20	125	139
Republic Services Inc.	5.250%	11/15/21	175	198
Republic Services Inc.	6.086%	3/15/35	75	89
Republic Services Inc.	6.200%	3/1/40	125	151
Republic Services Inc.	5.700%	5/15/41	200	232
Rockwell Automation Inc.	5.650%	12/1/17	25	29
Rockwell Automation Inc.	6.700%	1/15/28	50	65
Rockwell Automation Inc.	6.250%	12/1/37	100	127
Rockwell Collins Inc.	5.250%	7/15/19	25	29
Rockwell Collins Inc.	3.100%	11/15/21	50	51
Roper Industries Inc.	6.625%	8/15/13	250	269
Roper Industries Inc.	6.250%	9/1/19	75	89
Sonoco Products Co.	4.375%	11/1/21	25	26
Sonoco Products Co.	5.750%	11/1/40	125	133
Stanley Black & Decker Inc.	3.400%	12/1/21	150	152
Stanley Black & Decker Inc.	5.200%	9/1/40	125	139
Tyco International Finance SA	6.000%	11/15/13	50	54
Tyco International Finance SA	3.750%	1/15/18	25	26
Tyco International Finance SA	4.625%	1/15/23	25	27
Tyco International Ltd. /
Tyco International Finance SA	7.000%	12/15/19	325	400
United Technologies Corp.	4.875%	5/1/15	125	140
United Technologies Corp.	5.375%	12/15/17	50	59
United Technologies Corp.	4.500%	4/15/20	100	112
United Technologies Corp.	6.700%	8/1/28	100	129
United Technologies Corp.	7.500%	9/15/29	125	175
United Technologies Corp.	5.400%	5/1/35	150	177
United Technologies Corp.	6.050%	6/1/36	225	283
United Technologies Corp.	6.125%	7/15/38	300	375
United Technologies Corp.	5.700%	4/15/40	100	122
Waste Management Inc.	5.000%	3/15/14	350	376
Waste Management Inc.	6.375%	3/11/15	175	200
Waste Management Inc.	2.600%	9/1/16	125	127
Waste Management Inc.	4.600%	3/1/21	50	54
Waste Management Inc.	6.125%	11/30/39	200	245

Communication (2.3%)
America Movil SAB de CV	5.500%	3/1/14	50	54
America Movil SAB de CV	5.750%	1/15/15	296	328
America Movil SAB de CV	2.375%	9/8/16	300	296
America Movil SAB de CV	5.000%	10/16/19	400	445
America Movil SAB de CV	6.375%	3/1/35	175	215
America Movil SAB de CV	6.125%	11/15/37	150	180
America Movil SAB de CV	6.125%	3/30/40	475	564
American Tower Corp.	4.625%	4/1/15	325	340
American Tower Corp.	4.500%	1/15/18	225	229
American Tower Corp.	5.900%	11/1/21	500	527
AT&T Corp.	8.000%	11/15/31	506	714
AT&T Inc.	4.950%	1/15/13	225	235
AT&T Inc.	6.700%	11/15/13	175	193
AT&T Inc.	4.850%	2/15/14	575	621
AT&T Inc.	5.100%	9/15/14	450	496
AT&T Inc.	2.500%	8/15/15	600	622
AT&T Inc.	2.950%	5/15/16	225	236
AT&T Inc.	5.625%	6/15/16	400	463
AT&T Inc.	2.400%	8/15/16	200	205
AT&T Inc.	5.500%	2/1/18	75	87
AT&T Inc.	5.600%	5/15/18	425	494
AT&T Inc.	5.800%	2/15/19	150	178
AT&T Inc.	4.450%	5/15/21	250	275
AT&T Inc.	3.875%	8/15/21	250	266
AT&T Inc.	6.450%	6/15/34	75	90
AT&T Inc.	6.500%	9/1/37	450	560
AT&T Inc.	6.300%	1/15/38	725	891
AT&T Inc.	6.400%	5/15/38	25	31
AT&T Inc.	6.550%	2/15/39	50	63

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
AT&T Inc.	5.350%	9/1/40	631	707
AT&T Inc.	5.550%	8/15/41	675	794
AT&T Mobility LLC	7.125%	12/15/31	225	292
Bellsouth Capital Funding Corp.	7.875%	2/15/30	175	234
BellSouth Corp.	5.200%	9/15/14	125	138
BellSouth Corp.	5.200%	12/15/16	75	86
BellSouth Corp.	6.875%	10/15/31	125	155
BellSouth Corp.	6.550%	6/15/34	225	267
BellSouth Corp.	6.000%	11/15/34	260	292
BellSouth Telecommunications Inc.	6.375%	6/1/28	70	82
British Telecommunications plc	5.950%	1/15/18	300	331
British Telecommunications plc	9.625%	12/15/30	350	494
CBS Corp.	8.875%	5/15/19	175	225
CBS Corp.	5.750%	4/15/20	115	129
CBS Corp.	4.300%	2/15/21	275	286
CBS Corp.	5.900%	10/15/40	500	559
Cellco Partnership / Verizon Wireless
Capital LLC	7.375%	11/15/13	450	501
Cellco Partnership / Verizon Wireless
Capital LLC	5.550%	2/1/14	575	625
Cellco Partnership / Verizon Wireless
Capital LLC	8.500%	11/15/18	600	811
CenturyLink Inc.	5.000%	2/15/15	50	51
CenturyLink Inc.	6.150%	9/15/19	275	275
CenturyLink Inc.	6.450%	6/15/21	100	101
CenturyLink Inc.	7.600%	9/15/39	275	270
Comcast Cable Communications
Holdings Inc.	8.375%	3/15/13	110	120
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	139	198
Comcast Cable Communications LLC	8.875%	5/1/17	500	647
Comcast Corp.	5.300%	1/15/14	325	351
Comcast Corp.	5.900%	3/15/16	100	115
Comcast Corp.	6.300%	11/15/17	50	59
Comcast Corp.	5.875%	2/15/18	325	376
Comcast Corp.	5.700%	5/15/18	175	201
Comcast Corp.	5.700%	7/1/19	500	579
Comcast Corp.	5.150%	3/1/20	450	510
Comcast Corp.	5.650%	6/15/35	400	442
Comcast Corp.	6.500%	11/15/35	750	903
Comcast Corp.	6.450%	3/15/37	75	91
Comcast Corp.	6.950%	8/15/37	150	189
Comcast Corp.	6.400%	3/1/40	75	94
COX Communications Inc.	5.450%	12/15/14	500	556
COX Communications Inc.	5.500%	10/1/15	125	140
Deutsche Telekom International
Finance BV	5.875%	8/20/13	175	187
Deutsche Telekom International
Finance BV	4.875%	7/8/14	75	80
Deutsche Telekom International
Finance BV	5.750%	3/23/16	400	447
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	173
Deutsche Telekom International
Finance BV	8.750%	6/15/30	325	452
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.750%	10/1/14	50	54
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.550%	3/15/15	125	130
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.500%	3/1/16	250	258
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	7.625%	5/15/16	50	53
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.875%	10/1/19	925	1,041
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.000%	3/1/21	500	534
Discovery Communications LLC	5.050%	6/1/20	200	221
Discovery Communications LLC	4.375%	6/15/21	25	26
Embarq Corp.	7.082%	6/1/16	350	380
Embarq Corp.	7.995%	6/1/36	50	52

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
France Telecom SA	2.125%	9/16/15	175	174
France Telecom SA	2.750%	9/14/16	225	226
France Telecom SA	4.125%	9/14/21	175	177
France Telecom SA	8.500%	3/1/31	425	605
Grupo Televisa SAB	6.625%	3/18/25	100	116
Grupo Televisa SAB	6.625%	1/15/40	75	85
McGraw-Hill Cos. Inc.	5.900%	11/15/17	150	163
McGraw-Hill Cos. Inc.	6.550%	11/15/37	150	159
NBCUniversal Media LLC	2.100%	4/1/14	150	152
NBCUniversal Media LLC	3.650%	4/30/15	175	184
NBCUniversal Media LLC	2.875%	4/1/16	175	179
NBCUniversal Media LLC	5.150%	4/30/20	125	140
NBCUniversal Media LLC	4.375%	4/1/21	175	185
NBCUniversal Media LLC	6.400%	4/30/40	300	370
NBCUniversal Media LLC	5.950%	4/1/41	150	178
New Cingular Wireless Services Inc.	8.750%	3/1/31	100	147
News America Inc.	9.250%	2/1/13	100	108
News America Inc.	5.300%	12/15/14	250	272
News America Inc.	4.500%	2/15/21	525	552
News America Inc.	6.550%	3/15/33	300	326
News America Inc.	6.200%	12/15/34	600	644
News America Inc.	6.400%	12/15/35	290	321
News America Inc.	8.150%	10/17/36	175	219
News America Inc.	6.150%	2/15/41	275	315
Omnicom Group Inc.	5.900%	4/15/16	25	28
Omnicom Group Inc.	4.450%	8/15/20	300	308
Pacific Bell Telephone Co.	7.125%	3/15/26	50	63
Qwest Corp.	7.500%	10/1/14	200	220
Qwest Corp.	8.375%	5/1/16	350	397
Qwest Corp.	6.500%	6/1/17	100	109
Qwest Corp.	7.500%	6/15/23	100	101
Qwest Corp.	7.250%	9/15/25	25	27
Qwest Corp.	6.875%	9/15/33	275	275
Qwest Corp.	7.125%	11/15/43	100	98
Reed Elsevier Capital Inc.	7.750%	1/15/14	100	112
Reed Elsevier Capital Inc.	8.625%	1/15/19	125	156
Rogers Communications Inc.	6.375%	3/1/14	450	496
Rogers Communications Inc.	5.500%	3/15/14	150	162
Rogers Communications Inc.	6.800%	8/15/18	150	183
Telecom Italia Capital SA	5.250%	11/15/13	120	116
Telecom Italia Capital SA	6.175%	6/18/14	75	72
Telecom Italia Capital SA	4.950%	9/30/14	175	163
Telecom Italia Capital SA	5.250%	10/1/15	275	253
Telecom Italia Capital SA	7.175%	6/18/19	100	94
Telecom Italia Capital SA	6.375%	11/15/33	85	65
Telecom Italia Capital SA	6.000%	9/30/34	25	18
Telecom Italia Capital SA	7.200%	7/18/36	100	83
Telecom Italia Capital SA	7.721%	6/4/38	775	668
Telefonica Emisiones SAU	2.582%	4/26/13	100	98
Telefonica Emisiones SAU	3.729%	4/27/15	100	97
Telefonica Emisiones SAU	3.992%	2/16/16	1,200	1,157
Telefonica Emisiones SAU	6.421%	6/20/16	450	467
Telefonica Emisiones SAU	5.877%	7/15/19	100	99
Telefonica Emisiones SAU	5.134%	4/27/20	225	209
Telefonica Emisiones SAU	5.462%	2/16/21	75	72
Telefonica Emisiones SAU	7.045%	6/20/36	425	417
Telefonica Europe BV	8.250%	9/15/30	200	220
Thomson Reuters Corp.	5.700%	10/1/14	125	138
Thomson Reuters Corp.	4.700%	10/15/19	300	331
Thomson Reuters Corp.	5.500%	8/15/35	200	216
Thomson Reuters Corp.	5.850%	4/15/40	150	171
Time Warner Cable Inc.	6.200%	7/1/13	150	161
Time Warner Cable Inc.	7.500%	4/1/14	100	112
Time Warner Cable Inc.	3.500%	2/1/15	150	157
Time Warner Cable Inc.	5.850%	5/1/17	675	769
Time Warner Cable Inc.	6.750%	7/1/18	850	1,009
Time Warner Cable Inc.	8.250%	4/1/19	225	283
Time Warner Cable Inc.	5.000%	2/1/20	475	520
Time Warner Cable Inc.	6.550%	5/1/37	200	228
Time Warner Cable Inc.	6.750%	6/15/39	200	237
Time Warner Cable Inc.	5.875%	11/15/40	1,000	1,089

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Time Warner Entertainment Co. LP	8.375%	3/15/23	175	228
	Time Warner Entertainment Co. LP	8.375%	7/15/33	100	131
	United States Cellular Corp.	6.700%	12/15/33	75	76
	Verizon Communications Inc.	4.350%	2/15/13	25	26
	Verizon Communications Inc.	5.250%	4/15/13	250	264
	Verizon Communications Inc.	1.950%	3/28/14	800	817
	Verizon Communications Inc.	5.550%	2/15/16	250	287
	Verizon Communications Inc.	3.000%	4/1/16	25	26
	Verizon Communications Inc.	2.000%	11/1/16	500	504
	Verizon Communications Inc.	5.500%	4/1/17	50	58
	Verizon Communications Inc.	5.500%	2/15/18	550	644
	Verizon Communications Inc.	6.100%	4/15/18	50	60
	Verizon Communications Inc.	8.750%	11/1/18	600	810
	Verizon Communications Inc.	6.350%	4/1/19	200	247
	Verizon Communications Inc.	4.600%	4/1/21	775	880
	Verizon Communications Inc.	3.500%	11/1/21	100	104
	Verizon Communications Inc.	5.850%	9/15/35	425	506
	Verizon Communications Inc.	6.250%	4/1/37	60	74
	Verizon Communications Inc.	6.400%	2/15/38	125	158
	Verizon Communications Inc.	6.900%	4/15/38	290	390
	Verizon Communications Inc.	8.950%	3/1/39	500	802
	Verizon Global Funding Corp.	4.375%	6/1/13	25	26
	Verizon Global Funding Corp.	7.750%	12/1/30	425	591
	Verizon Virginia Inc.	4.625%	3/15/13	100	104
	Vodafone Group plc	5.000%	12/16/13	400	430
	Vodafone Group plc	5.375%	1/30/15	500	555
	Vodafone Group plc	5.750%	3/15/16	100	116
	Vodafone Group plc	5.625%	2/27/17	250	290
	Vodafone Group plc	5.450%	6/10/19	150	176
	Vodafone Group plc	7.875%	2/15/30	50	72
	Vodafone Group plc	6.150%	2/27/37	225	282
	Washington Post Co.	7.250%	2/1/19	75	87
7	WPP Finance 2010	4.750%	11/21/21	358	357
	WPP Finance UK	8.000%	9/15/14	50	56

	Consumer Cyclical (1.2%)
	AutoZone Inc.	6.500%	1/15/14	200	220
	Best Buy Co. Inc.	6.750%	7/15/13	275	291
	BorgWarner Inc.	4.625%	9/15/20	25	27
	Costco Wholesale Corp.	5.500%	3/15/17	200	239
	CVS Caremark Corp.	4.875%	9/15/14	50	55
	CVS Caremark Corp.	3.250%	5/18/15	25	26
	CVS Caremark Corp.	6.125%	8/15/16	150	175
	CVS Caremark Corp.	6.600%	3/15/19	700	851
	CVS Caremark Corp.	6.250%	6/1/27	375	456
	CVS Caremark Corp.	6.125%	9/15/39	175	213
	Daimler Finance North America LLC	6.500%	11/15/13	300	326
7	Daimler Finance North America LLC	2.625%	9/15/16	125	125
	Daimler Finance North America LLC	8.500%	1/18/31	100	140
	Darden Restaurants Inc.	6.200%	10/15/17	275	317
	Darden Restaurants Inc.	4.500%	10/15/21	225	232
	Darden Restaurants Inc.	6.800%	10/15/37	100	115
	eBay Inc.	0.875%	10/15/13	75	75
	eBay Inc.	1.625%	10/15/15	75	76
	eBay Inc.	3.250%	10/15/20	75	75
	Expedia Inc.	5.950%	8/15/20	75	76
	Family Dollar Stores Inc.	5.000%	2/1/21	75	77
	Historic TW Inc.	9.150%	2/1/23	195	265
	Historic TW Inc.	6.625%	5/15/29	175	207
	Home Depot Inc.	5.250%	12/16/13	250	272
	Home Depot Inc.	5.400%	3/1/16	175	203
	Home Depot Inc.	3.950%	9/15/20	100	108
	Home Depot Inc.	4.400%	4/1/21	850	958
	Home Depot Inc.	5.875%	12/16/36	225	282
	Home Depot Inc.	5.400%	9/15/40	75	90
	Home Depot Inc.	5.950%	4/1/41	175	227
	Hyatt Hotels Corp.	3.875%	8/15/16	50	51
	Hyatt Hotels Corp.	5.375%	8/15/21	50	51
	International Game Technology	7.500%	6/15/19	50	58
	International Game Technology	5.500%	6/15/20	75	79
	Johnson Controls Inc.	2.600%	12/1/16	100	101

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Johnson Controls Inc.	5.000%	3/30/20	125	140
Johnson Controls Inc.	4.250%	3/1/21	250	268
Johnson Controls Inc.	3.750%	12/1/21	100	103
Johnson Controls Inc.	6.000%	1/15/36	50	57
Johnson Controls Inc.	5.250%	12/1/41	50	53
Kohl’s Corp.	6.250%	12/15/17	50	60
Kohl’s Corp.	4.000%	11/1/21	300	307
Kohl’s Corp.	6.000%	1/15/33	100	111
Lowe’s Cos. Inc.	5.000%	10/15/15	150	167
Lowe’s Cos. Inc.	5.400%	10/15/16	150	173
Lowe’s Cos. Inc.	6.100%	9/15/17	75	89
Lowe’s Cos. Inc.	3.750%	4/15/21	500	518
Lowe’s Cos. Inc.	6.875%	2/15/28	25	32
Lowe’s Cos. Inc.	6.500%	3/15/29	200	247
Lowe’s Cos. Inc.	5.800%	10/15/36	75	87
Macy’s Retail Holdings Inc.	8.125%	7/15/15	650	754
Macy’s Retail Holdings Inc.	5.900%	12/1/16	150	168
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	252
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	145
Marriott International Inc.	5.625%	2/15/13	100	104
Marriott International Inc.	6.200%	6/15/16	25	28
Marriott International Inc.	6.375%	6/15/17	50	58
McDonald’s Corp.	5.300%	3/15/17	125	148
McDonald’s Corp.	5.800%	10/15/17	175	214
McDonald’s Corp.	5.350%	3/1/18	100	119
McDonald’s Corp.	5.000%	2/1/19	100	118
McDonald’s Corp.	6.300%	10/15/37	50	69
McDonald’s Corp.	5.700%	2/1/39	100	130
Nordstrom Inc.	6.250%	1/15/18	75	89
Nordstrom Inc.	4.750%	5/1/20	400	444
Nordstrom Inc.	4.000%	10/15/21	175	184
Nordstrom Inc.	7.000%	1/15/38	50	67
O’Reilly Automotive Inc.	4.875%	1/14/21	25	26
PACCAR Financial Corp.	2.050%	6/17/13	250	254
PACCAR Inc.	6.875%	2/15/14	100	112
Staples Inc.	9.750%	1/15/14	100	114
Target Corp.	5.125%	1/15/13	225	235
Target Corp.	4.000%	6/15/13	175	184
Target Corp.	5.375%	5/1/17	225	263
Target Corp.	6.000%	1/15/18	200	244
Target Corp.	7.000%	7/15/31	100	135
Target Corp.	6.350%	11/1/32	175	223
Target Corp.	6.500%	10/15/37	125	165
Target Corp.	7.000%	1/15/38	425	597
Time Warner Inc.	3.150%	7/15/15	575	599
Time Warner Inc.	5.875%	11/15/16	75	87
Time Warner Inc.	4.875%	3/15/20	350	381
Time Warner Inc.	4.700%	1/15/21	50	54
Time Warner Inc.	4.750%	3/29/21	675	731
Time Warner Inc.	7.625%	4/15/31	300	385
Time Warner Inc.	7.700%	5/1/32	375	488
Time Warner Inc.	6.500%	11/15/36	175	214
Time Warner Inc.	6.200%	3/15/40	100	119
Time Warner Inc.	6.100%	7/15/40	175	206
Time Warner Inc.	6.250%	3/29/41	50	60
TJX Cos. Inc.	6.950%	4/15/19	150	187
Toyota Motor Credit Corp.	3.200%	6/17/15	425	449
Toyota Motor Credit Corp.	2.800%	1/11/16	50	52
Toyota Motor Credit Corp.	2.000%	9/15/16	175	177
Toyota Motor Credit Corp.	4.250%	1/11/21	125	136
Toyota Motor Credit Corp.	3.400%	9/15/21	75	78
VF Corp.	5.950%	11/1/17	75	89
VF Corp.	3.500%	9/1/21	200	207
VF Corp.	6.450%	11/1/37	50	64
Viacom Inc.	2.500%	12/15/16	175	176
Viacom Inc.	3.500%	4/1/17	50	52
Viacom Inc.	6.125%	10/5/17	75	87
Viacom Inc.	5.625%	9/15/19	275	311
Viacom Inc.	3.875%	12/15/21	25	26
Viacom Inc.	6.875%	4/30/36	450	569
Wal-Mart Stores Inc.	4.550%	5/1/13	525	554

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	7.250%	6/1/13	100	109
Wal-Mart Stores Inc.	1.625%	4/15/14	350	358
Wal-Mart Stores Inc.	4.500%	7/1/15	225	252
Wal-Mart Stores Inc.	1.500%	10/25/15	190	194
Wal-Mart Stores Inc.	5.375%	4/5/17	25	30
Wal-Mart Stores Inc.	5.800%	2/15/18	250	308
Wal-Mart Stores Inc.	3.250%	10/25/20	325	347
Wal-Mart Stores Inc.	4.250%	4/15/21	200	231
Wal-Mart Stores Inc.	5.875%	4/5/27	725	881
Wal-Mart Stores Inc.	7.550%	2/15/30	175	254
Wal-Mart Stores Inc.	5.250%	9/1/35	150	177
Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,243
Wal-Mart Stores Inc.	6.200%	4/15/38	300	402
Wal-Mart Stores Inc.	5.625%	4/15/41	475	610
Walgreen Co.	4.875%	8/1/13	450	480
Walt Disney Co.	0.875%	12/1/14	175	176
Walt Disney Co.	5.625%	9/15/16	375	444
Walt Disney Co.	5.875%	12/15/17	175	212
Walt Disney Co.	2.750%	8/16/21	100	101
Walt Disney Co.	4.375%	8/16/41	75	80
Walt Disney Co.	4.125%	12/1/41	275	282
Western Union Co.	5.930%	10/1/16	125	141
Western Union Co.	5.253%	4/1/20	133	148
Western Union Co.	6.200%	11/17/36	75	80
Western Union Co.	6.200%	6/21/40	200	215
Yum! Brands Inc.	6.250%	4/15/16	50	58
Yum! Brands Inc.	6.250%	3/15/18	50	59
Yum! Brands Inc.	6.875%	11/15/37	225	289

Consumer Noncyclical (2.7%)
Abbott Laboratories	4.350%	3/15/14	500	540
Abbott Laboratories	2.700%	5/27/15	75	79
Abbott Laboratories	5.875%	5/15/16	475	558
Abbott Laboratories	5.600%	11/30/17	100	120
Abbott Laboratories	4.125%	5/27/20	25	28
Abbott Laboratories	6.150%	11/30/37	300	390
Abbott Laboratories	6.000%	4/1/39	50	64
Abbott Laboratories	5.300%	5/27/40	300	360
Allergan Inc.	5.750%	4/1/16	25	29
Altria Group Inc.	8.500%	11/10/13	500	565
Altria Group Inc.	4.125%	9/11/15	475	515
Altria Group Inc.	9.700%	11/10/18	225	303
Altria Group Inc.	9.250%	8/6/19	300	403
Altria Group Inc.	9.950%	11/10/38	150	228
Altria Group Inc.	10.200%	2/6/39	650	1,011
AmerisourceBergen Corp.	5.875%	9/15/15	150	171
AmerisourceBergen Corp.	4.875%	11/15/19	25	28
Amgen Inc.	1.875%	11/15/14	200	203
Amgen Inc.	4.850%	11/18/14	100	109
Amgen Inc.	2.300%	6/15/16	150	150
Amgen Inc.	2.500%	11/15/16	200	202
Amgen Inc.	5.850%	6/1/17	150	173
Amgen Inc.	5.700%	2/1/19	75	84
Amgen Inc.	3.450%	10/1/20	225	220
Amgen Inc.	4.100%	6/15/21	150	154
Amgen Inc.	3.875%	11/15/21	200	203
Amgen Inc.	6.375%	6/1/37	125	143
Amgen Inc.	6.900%	6/1/38	175	215
Amgen Inc.	6.400%	2/1/39	175	205
Amgen Inc.	5.750%	3/15/40	125	136
Amgen Inc.	4.950%	10/1/41	150	147
Amgen Inc.	5.150%	11/15/41	200	209
Amgen Inc.	5.650%	6/15/42	175	189
Anheuser-Busch Cos. LLC	4.375%	1/15/13	125	129
Anheuser-Busch Cos. LLC	5.500%	1/15/18	75	87
Anheuser-Busch Cos. LLC	6.800%	8/20/32	150	198
Anheuser-Busch Cos. LLC	5.750%	4/1/36	115	141
Anheuser-Busch InBev Worldwide Inc.	2.500%	3/26/13	225	230
Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	275	278
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	200	223
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	275	297

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev
	Worldwide Inc.	2.875%	2/15/16	300	318
	Anheuser-Busch InBev
	Worldwide Inc.	7.750%	1/15/19	175	226
	Anheuser-Busch InBev
	Worldwide Inc.	6.875%	11/15/19	175	219
	Anheuser-Busch InBev
	Worldwide Inc.	5.375%	1/15/20	500	588
	Anheuser-Busch InBev
	Worldwide Inc.	5.000%	4/15/20	150	172
	Anheuser-Busch InBev
	Worldwide Inc.	4.375%	2/15/21	75	83
	Anheuser-Busch InBev
	Worldwide Inc.	8.200%	1/15/39	150	237
	Anheuser-Busch InBev
	Worldwide Inc.	6.375%	1/15/40	325	446
	Archer-Daniels-Midland Co.	5.450%	3/15/18	75	89
	Archer-Daniels-Midland Co.	4.479%	3/1/21	225	255
	Archer-Daniels-Midland Co.	5.935%	10/1/32	100	124
	Archer-Daniels-Midland Co.	5.375%	9/15/35	275	323
	Archer-Daniels-Midland Co.	5.765%	3/1/41	75	95
7	Aristotle Holding Inc.	4.750%	11/15/21	150	155
7	Aristotle Holding Inc.	6.125%	11/15/41	175	187
	AstraZeneca plc	5.400%	6/1/14	75	83
	AstraZeneca plc	5.900%	9/15/17	375	452
	AstraZeneca plc	6.450%	9/15/37	450	606
	Baptist Health South Florida
	Obligated Group	4.590%	8/15/21	25	27
	Baxter International Inc.	6.250%	12/1/37	300	401
	Beam Inc.	5.375%	1/15/16	45	49
	Beam Inc.	5.875%	1/15/36	50	52
	Becton Dickinson and Co.	5.000%	5/15/19	50	58
	Becton Dickinson and Co.	3.250%	11/12/20	300	310
	Becton Dickinson and Co.	3.125%	11/8/21	65	67
	Biogen Idec Inc.	6.000%	3/1/13	225	237
	Biogen Idec Inc.	6.875%	3/1/18	325	394
	Boston Scientific Corp.	4.500%	1/15/15	200	210
	Boston Scientific Corp.	6.250%	11/15/15	325	361
	Boston Scientific Corp.	6.000%	1/15/20	200	224
	Boston Scientific Corp.	7.000%	11/15/35	25	29
	Boston Scientific Corp.	7.375%	1/15/40	50	63
	Bottling Group LLC	5.000%	11/15/13	75	81
	Bottling Group LLC	5.500%	4/1/16	250	290
	Bristol-Myers Squibb Co.	5.450%	5/1/18	50	60
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	279
	Bristol-Myers Squibb Co.	6.800%	11/15/26	100	134
	Bristol-Myers Squibb Co.	5.875%	11/15/36	112	143
	Bristol-Myers Squibb Co.	6.125%	5/1/38	50	65
	Bunge Ltd. Finance Corp.	5.350%	4/15/14	175	185
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	26
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	50	51
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	425	520
	Campbell Soup Co.	3.050%	7/15/17	25	27
	Campbell Soup Co.	4.250%	4/15/21	100	112
	Cardinal Health Inc.	4.000%	6/15/15	50	54
	Cardinal Health Inc.	4.625%	12/15/20	125	134
	CareFusion Corp.	5.125%	8/1/14	50	54
	CareFusion Corp.	6.375%	8/1/19	50	59
	Celgene Corp.	2.450%	10/15/15	50	51
	Celgene Corp.	3.950%	10/15/20	25	25
	Celgene Corp.	5.700%	10/15/40	50	55
	Church & Dwight Co. Inc.	3.350%	12/15/15	50	52
	Clorox Co.	5.000%	1/15/15	250	270
	Clorox Co.	3.800%	11/15/21	100	101
	Coca-Cola Co.	0.750%	11/15/13	50	50
	Coca-Cola Co.	3.625%	3/15/14	100	107
	Coca-Cola Co.	1.500%	11/15/15	200	203
	Coca-Cola Co.	1.800%	9/1/16	450	458
	Coca-Cola Co.	5.350%	11/15/17	175	210
	Coca-Cola Co.	4.875%	3/15/19	200	233
	Coca-Cola Co.	3.150%	11/15/20	125	131

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	313
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	111
	Coca-Cola HBC Finance BV	5.125%	9/17/13	100	104
	Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	400	454
	Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	25	27
	Colgate-Palmolive Co.	0.600%	11/15/14	50	50
	Colgate-Palmolive Co.	1.300%	1/15/17	200	198
	Colgate-Palmolive Co.	2.450%	11/15/21	75	75
	Corn Products International Inc.	3.200%	11/1/15	25	26
	Corn Products International Inc.	4.625%	11/1/20	25	26
	Corn Products International Inc.	6.625%	4/15/37	25	30
	Covidien International Finance SA	6.000%	10/15/17	225	266
	Covidien International Finance SA	6.550%	10/15/37	175	223
	Delhaize Group SA	5.875%	2/1/14	125	135
	Delhaize Group SA	5.700%	10/1/40	200	202
	DENTSPLY International Inc.	2.750%	8/15/16	75	76
	Diageo Capital plc	5.200%	1/30/13	300	314
	Diageo Capital plc	5.750%	10/23/17	25	29
	Diageo Capital plc	4.828%	7/15/20	300	342
	Diageo Finance BV	5.300%	10/28/15	75	85
	Dr Pepper Snapple Group Inc.	6.120%	5/1/13	25	27
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	75	78
	Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	87
	Dr Pepper Snapple Group Inc.	2.600%	1/15/19	125	124
	Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	35
	Eli Lilly & Co.	4.200%	3/6/14	150	161
	Eli Lilly & Co.	5.200%	3/15/17	150	174
	Eli Lilly & Co.	5.500%	3/15/27	150	179
	Eli Lilly & Co.	5.550%	3/15/37	150	183
7	Energizer Holdings Inc.	4.700%	5/19/21	50	53
	Express Scripts Inc.	6.250%	6/15/14	125	136
	Express Scripts Inc.	3.125%	5/15/16	100	101
	Express Scripts Inc.	7.250%	6/15/19	50	59
	Genentech Inc.	4.750%	7/15/15	50	56
	Genentech Inc.	5.250%	7/15/35	75	89
	General Mills Inc.	5.250%	8/15/13	100	107
	General Mills Inc.	5.700%	2/15/17	150	177
	General Mills Inc.	5.650%	2/15/19	775	920
	General Mills Inc.	3.150%	12/15/21	25	26
	Gilead Sciences Inc.	2.400%	12/1/14	100	102
	Gilead Sciences Inc.	4.500%	4/1/21	150	158
	Gilead Sciences Inc.	5.650%	12/1/41	100	110
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	400	424
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	406
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	482
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	650	865
	Hasbro Inc.	6.300%	9/15/17	175	201
	Hasbro Inc.	6.350%	3/15/40	300	326
	Hershey Co.	5.450%	9/1/16	50	58
	Hershey Co.	1.500%	11/1/16	100	100
	Hershey Co.	4.125%	12/1/20	50	56
	HJ Heinz Finance Co.	6.750%	3/15/32	225	289
	Hormel Foods Corp.	4.125%	4/15/21	25	28
	Hospira Inc.	5.900%	6/15/14	75	81
	Hospira Inc.	5.600%	9/15/40	50	49
	JM Smucker Co.	3.500%	10/15/21	50	51
	Johnson & Johnson	5.550%	8/15/17	500	604
	Johnson & Johnson	6.950%	9/1/29	25	35
	Johnson & Johnson	4.950%	5/15/33	150	181
	Johnson & Johnson	5.950%	8/15/37	200	273
	Johnson & Johnson	4.500%	9/1/40	150	169
	Kellogg Co.	4.250%	3/6/13	100	104
	Kellogg Co.	4.150%	11/15/19	125	135
	Kellogg Co.	4.000%	12/15/20	500	529
	Kimberly-Clark Corp.	4.875%	8/15/15	200	224
	Kimberly-Clark Corp.	6.125%	8/1/17	275	336
	Kimberly-Clark Corp.	6.250%	7/15/18	50	62
	Kimberly-Clark Corp.	3.625%	8/1/20	140	151
	Kimberly-Clark Corp.	5.300%	3/1/41	200	247
	Koninklijke Philips Electronics NV	4.625%	3/11/13	100	104
	Koninklijke Philips Electronics NV	5.750%	3/11/18	200	229

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Koninklijke Philips Electronics NV	6.875%	3/11/38	175	222
Kraft Foods Inc.	2.625%	5/8/13	275	280
Kraft Foods Inc.	5.250%	10/1/13	25	27
Kraft Foods Inc.	6.750%	2/19/14	75	84
Kraft Foods Inc.	4.125%	2/9/16	925	1,004
Kraft Foods Inc.	6.500%	8/11/17	475	563
Kraft Foods Inc.	6.125%	8/23/18	75	89
Kraft Foods Inc.	5.375%	2/10/20	500	576
Kraft Foods Inc.	6.500%	11/1/31	200	249
Kraft Foods Inc.	7.000%	8/11/37	400	532
Kraft Foods Inc.	6.875%	2/1/38	575	758
Kraft Foods Inc.	6.875%	1/26/39	25	33
Kraft Foods Inc.	6.500%	2/9/40	225	289
Kroger Co.	5.000%	4/15/13	200	209
Kroger Co.	3.900%	10/1/15	500	538
Kroger Co.	6.150%	1/15/20	75	91
Kroger Co.	8.000%	9/15/29	125	170
Kroger Co.	7.500%	4/1/31	100	129
Kroger Co.	6.900%	4/15/38	75	95
Laboratory Corp. of America Holdings	5.625%	12/15/15	75	84
Life Technologies Corp.	4.400%	3/1/15	100	104
Life Technologies Corp.	3.500%	1/15/16	50	50
Life Technologies Corp.	6.000%	3/1/20	125	140
Life Technologies Corp.	5.000%	1/15/21	75	79
Lorillard Tobacco Co.	3.500%	8/4/16	50	50
Lorillard Tobacco Co.	8.125%	6/23/19	175	208
Lorillard Tobacco Co.	7.000%	8/4/41	75	79
Mattel Inc.	5.450%	11/1/41	50	51
McCormick & Co. Inc.	3.900%	7/15/21	50	53
McKesson Corp.	5.250%	3/1/13	175	184
McKesson Corp.	3.250%	3/1/16	425	451
McKesson Corp.	4.750%	3/1/21	25	28
McKesson Corp.	6.000%	3/1/41	475	611
Mead Johnson Nutrition Co.	3.500%	11/1/14	25	26
Mead Johnson Nutrition Co.	4.900%	11/1/19	600	660
Mead Johnson Nutrition Co.	5.900%	11/1/39	100	120
Medco Health Solutions Inc.	2.750%	9/15/15	275	276
Medco Health Solutions Inc.	7.125%	3/15/18	250	293
Medtronic Inc.	4.500%	3/15/14	75	81
Medtronic Inc.	3.000%	3/15/15	250	265
Medtronic Inc.	4.750%	9/15/15	100	113
Medtronic Inc.	5.600%	3/15/19	25	30
Medtronic Inc.	4.450%	3/15/20	125	141
Medtronic Inc.	6.500%	3/15/39	25	35
Medtronic Inc.	5.550%	3/15/40	350	433
Memorial Sloan-Kettering
Cancer Center	5.000%	7/1/42	50	52
Merck & Co. Inc.	4.375%	2/15/13	100	104
Merck & Co. Inc.	5.300%	12/1/13	250	273
Merck & Co. Inc.	4.750%	3/1/15	200	223
Merck & Co. Inc.	4.000%	6/30/15	100	110
Merck & Co. Inc.	2.250%	1/15/16	75	78
Merck & Co. Inc.	6.000%	9/15/17	150	184
Merck & Co. Inc.	5.000%	6/30/19	100	118
Merck & Co. Inc.	3.875%	1/15/21	250	281
Merck & Co. Inc.	6.400%	3/1/28	50	65
Merck & Co. Inc.	5.950%	12/1/28	75	94
Merck & Co. Inc.	6.500%	12/1/33	75	105
Merck & Co. Inc.	5.750%	11/15/36	350	442
Merck & Co. Inc.	6.550%	9/15/37	125	172
Merck & Co. Inc.	5.850%	6/30/39	75	96
Novant Health Inc.	5.850%	11/1/19	150	175
Novartis Capital Corp.	1.900%	4/24/13	125	127
Novartis Capital Corp.	4.125%	2/10/14	525	560
Novartis Capital Corp.	2.900%	4/24/15	125	132
Novartis Securities Investment Ltd.	5.125%	2/10/19	650	764
Partners Healthcare System Inc.	3.443%	7/1/21	100	101
Pepsi Bottling Group Inc.	7.000%	3/1/29	275	380
PepsiAmericas Inc.	5.000%	5/15/17	100	116
PepsiCo Inc.	4.650%	2/15/13	125	131
PepsiCo Inc.	3.750%	3/1/14	350	373

			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	2.500%	5/10/16	200	208
	PepsiCo Inc.	5.000%	6/1/18	325	377
	PepsiCo Inc.	7.900%	11/1/18	375	503
	PepsiCo Inc.	4.500%	1/15/20	25	28
	PepsiCo Inc.	3.000%	8/25/21	150	154
	PepsiCo Inc.	5.500%	1/15/40	250	309
	PepsiCo Inc.	4.875%	11/1/40	200	231
	PerkinElmer Inc.	5.000%	11/15/21	75	76
	Pfizer Inc.	5.350%	3/15/15	700	793
	Pfizer Inc.	6.200%	3/15/19	600	742
	Pfizer Inc.	7.200%	3/15/39	425	624
	Pharmacia Corp.	6.600%	12/1/28	75	98
	Philip Morris International Inc.	4.875%	5/16/13	250	264
	Philip Morris International Inc.	6.875%	3/17/14	150	169
	Philip Morris International Inc.	2.500%	5/16/16	700	726
	Philip Morris International Inc.	5.650%	5/16/18	325	385
	Philip Morris International Inc.	6.375%	5/16/38	200	260
	Philip Morris International Inc.	4.375%	11/15/41	425	440
5	Procter & Gamble - Esop	9.360%	1/1/21	372	502
	Procter & Gamble Co.	4.950%	8/15/14	50	56
	Procter & Gamble Co.	3.500%	2/15/15	150	162
	Procter & Gamble Co.	1.450%	8/15/16	50	51
	Procter & Gamble Co.	4.700%	2/15/19	100	118
	Procter & Gamble Co.	6.450%	1/15/26	75	102
	Procter & Gamble Co.	5.550%	3/5/37	325	431
	Quest Diagnostics Inc.	5.450%	11/1/15	200	226
	Quest Diagnostics Inc.	6.950%	7/1/37	75	93
	Ralcorp Holdings Inc.	6.625%	8/15/39	250	261
	Reynolds American Inc.	7.250%	6/1/13	150	161
	Reynolds American Inc.	6.750%	6/15/17	150	171
	Reynolds American Inc.	7.250%	6/15/37	125	146
	Safeway Inc.	6.250%	3/15/14	150	166
	Safeway Inc.	6.350%	8/15/17	100	113
	Safeway Inc.	5.000%	8/15/19	125	133
	Safeway Inc.	3.950%	8/15/20	250	248
	Safeway Inc.	7.250%	2/1/31	75	90
	Sanofi	1.625%	3/28/14	50	51
	Sanofi	2.625%	3/29/16	200	209
	Sanofi	4.000%	3/29/21	600	664
	St. Jude Medical Inc.	2.200%	9/15/13	200	204
	St. Jude Medical Inc.	3.750%	7/15/14	225	238
	Stryker Corp.	3.000%	1/15/15	50	52
	Stryker Corp.	2.000%	9/30/16	100	102
	Stryker Corp.	4.375%	1/15/20	50	56
	Sysco Corp.	4.200%	2/12/13	25	26
	Sysco Corp.	5.250%	2/12/18	100	117
	Sysco Corp.	5.375%	9/21/35	100	124
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	75	76
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	25	25
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	200	244
	Teva Pharmaceutical Finance II BV /
	Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	100	104
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	75	76
	Teva Pharmaceutical Finance IV LLC	1.700%	11/10/14	50	50
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	75	80
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	200	212
	Unilever Capital Corp.	3.650%	2/15/14	25	27
	Unilever Capital Corp.	2.750%	2/10/16	500	528
	Unilever Capital Corp.	4.250%	2/10/21	200	230
	Unilever Capital Corp.	5.900%	11/15/32	50	65
	UST LLC	5.750%	3/1/18	75	83
	Whirlpool Corp.	5.500%	3/1/13	325	338
	Wyeth	5.500%	3/15/13	275	291
	Wyeth	5.500%	2/1/14	50	55
	Wyeth	5.500%	2/15/16	200	233
	Wyeth	5.450%	4/1/17	50	59
	Wyeth	6.450%	2/1/24	100	131
	Wyeth	6.500%	2/1/34	100	134
	Wyeth	6.000%	2/15/36	175	224
	Wyeth	5.950%	4/1/37	650	833
	Zimmer Holdings Inc.	1.400%	11/30/14	75	75

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Zimmer Holdings Inc.	4.625%	11/30/19	50	55
	Zimmer Holdings Inc.	3.375%	11/30/21	100	101
	Zimmer Holdings Inc.	5.750%	11/30/39	50	58

	Energy (1.4%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	125	157
	Anadarko Petroleum Corp.	7.625%	3/15/14	150	167
	Anadarko Petroleum Corp.	5.750%	6/15/14	25	27
	Anadarko Petroleum Corp.	5.950%	9/15/16	500	566
	Anadarko Petroleum Corp.	6.450%	9/15/36	775	893
	Anadarko Petroleum Corp.	7.950%	6/15/39	25	33
	Anadarko Petroleum Corp.	6.200%	3/15/40	275	308
	Apache Corp.	6.000%	9/15/13	175	191
	Apache Corp.	5.625%	1/15/17	100	118
	Apache Corp.	6.900%	9/15/18	150	191
	Apache Corp.	3.625%	2/1/21	75	81
	Apache Corp.	6.000%	1/15/37	150	196
	Apache Corp.	5.100%	9/1/40	350	414
7	Baker Hughes Inc.	3.200%	8/15/21	300	309
	Baker Hughes Inc.	6.875%	1/15/29	100	137
	Baker Hughes Inc.	5.125%	9/15/40	275	323
	BP Capital Markets plc	5.250%	11/7/13	350	376
	BP Capital Markets plc	3.625%	5/8/14	50	53
	BP Capital Markets plc	1.700%	12/5/14	500	506
	BP Capital Markets plc	3.875%	3/10/15	275	293
	BP Capital Markets plc	3.125%	10/1/15	450	471
	BP Capital Markets plc	3.200%	3/11/16	225	236
	BP Capital Markets plc	2.248%	11/1/16	150	151
	BP Capital Markets plc	4.750%	3/10/19	200	223
	BP Capital Markets plc	4.500%	10/1/20	225	249
	BP Capital Markets plc	4.742%	3/11/21	350	398
	Burlington Resources Finance Co.	7.400%	12/1/31	175	241
	Cameron International Corp.	6.375%	7/15/18	100	118
	Cameron International Corp.	7.000%	7/15/38	100	124
	Canadian Natural Resources Ltd.	5.150%	2/1/13	25	26
	Canadian Natural Resources Ltd.	4.900%	12/1/14	150	165
	Canadian Natural Resources Ltd.	6.000%	8/15/16	125	146
	Canadian Natural Resources Ltd.	5.700%	5/15/17	225	263
	Canadian Natural Resources Ltd.	7.200%	1/15/32	225	295
	Canadian Natural Resources Ltd.	6.450%	6/30/33	125	161
	Canadian Natural Resources Ltd.	6.500%	2/15/37	150	194
	Cenovus Energy Inc.	4.500%	9/15/14	150	162
	Cenovus Energy Inc.	5.700%	10/15/19	50	59
	Cenovus Energy Inc.	6.750%	11/15/39	450	599
	Chevron Corp.	3.950%	3/3/14	300	321
	Chevron Corp.	4.950%	3/3/19	275	326
	ConocoPhillips	4.750%	2/1/14	125	135
	ConocoPhillips	4.600%	1/15/15	500	556
	ConocoPhillips	5.750%	2/1/19	875	1,058
	ConocoPhillips	5.900%	10/15/32	50	62
	ConocoPhillips	5.900%	5/15/38	100	127
	ConocoPhillips	6.500%	2/1/39	500	688
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	250	293
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	150	183
	ConocoPhillips Holding Co.	6.950%	4/15/29	150	205
	Devon Energy Corp.	5.625%	1/15/14	100	109
	Devon Energy Corp.	2.400%	7/15/16	50	51
	Devon Energy Corp.	4.000%	7/15/21	100	109
	Devon Energy Corp.	7.950%	4/15/32	50	72
	Devon Energy Corp.	5.600%	7/15/41	100	121
	Devon Financing Corp. ULC	7.875%	9/30/31	300	422
	Diamond Offshore Drilling Inc.	4.875%	7/1/15	25	27
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	87
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	111
	Encana Corp.	4.750%	10/15/13	25	26
	Encana Corp.	5.900%	12/1/17	225	255
	Encana Corp.	6.500%	8/15/34	325	382
	Encana Corp.	6.625%	8/15/37	125	150
	EnCana Holdings Finance Corp.	5.800%	5/1/14	100	109
	Ensco plc	3.250%	3/15/16	125	128
	Ensco plc	4.700%	3/15/21	225	234

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
EOG Resources Inc.	2.950%	6/1/15	125	131
EOG Resources Inc.	5.875%	9/15/17	125	150
EOG Resources Inc.	4.400%	6/1/20	100	111
EOG Resources Inc.	4.100%	2/1/21	350	383
Halliburton Co.	6.150%	9/15/19	200	246
Halliburton Co.	6.700%	9/15/38	125	167
Halliburton Co.	7.450%	9/15/39	200	288
Hess Corp.	7.875%	10/1/29	350	469
Hess Corp.	7.125%	3/15/33	100	127
Hess Corp.	5.600%	2/15/41	250	282
Husky Energy Inc.	5.900%	6/15/14	300	326
Husky Energy Inc.	6.150%	6/15/19	100	113
Husky Energy Inc.	6.800%	9/15/37	50	63
Kerr-McGee Corp.	6.950%	7/1/24	250	297
Kerr-McGee Corp.	7.875%	9/15/31	50	63
Marathon Oil Corp.	5.900%	3/15/18	46	54
Marathon Oil Corp.	6.800%	3/15/32	300	366
Marathon Petroleum Corp.	3.500%	3/1/16	250	255
Marathon Petroleum Corp.	5.125%	3/1/21	375	394
Nabors Industries Inc.	6.150%	2/15/18	300	336
Nabors Industries Inc.	5.000%	9/15/20	175	179
Nexen Inc.	7.875%	3/15/32	50	59
Nexen Inc.	6.400%	5/15/37	300	317
Nexen Inc.	7.500%	7/30/39	200	239
Noble Energy Inc.	8.250%	3/1/19	200	261
Noble Energy Inc.	4.150%	12/15/21	175	181
Noble Holding International Ltd.	4.900%	8/1/20	100	106
Noble Holding International Ltd.	4.625%	3/1/21	25	26
Noble Holding International Ltd.	6.200%	8/1/40	100	112
Noble Holding International Ltd.	6.050%	3/1/41	150	166
Occidental Petroleum Corp.	2.500%	2/1/16	200	210
Occidental Petroleum Corp.	4.100%	2/1/21	350	390
Petro-Canada	7.875%	6/15/26	25	33
Petro-Canada	7.000%	11/15/28	100	123
Petro-Canada	5.350%	7/15/33	150	157
Petro-Canada	6.800%	5/15/38	125	162
Pride International Inc.	6.875%	8/15/20	400	467
Rowan Cos. Inc.	7.875%	8/1/19	75	88
Shell International Finance BV	1.875%	3/25/13	175	178
Shell International Finance BV	4.000%	3/21/14	300	321
Shell International Finance BV	3.100%	6/28/15	1,425	1,527
Shell International Finance BV	3.250%	9/22/15	100	108
Shell International Finance BV	4.300%	9/22/19	550	634
Shell International Finance BV	6.375%	12/15/38	475	648
Suncor Energy Inc.	6.100%	6/1/18	25	30
Suncor Energy Inc.	5.950%	12/1/34	75	85
Suncor Energy Inc.	6.500%	6/15/38	925	1,163
Talisman Energy Inc.	5.125%	5/15/15	50	54
Talisman Energy Inc.	7.750%	6/1/19	200	247
Talisman Energy Inc.	3.750%	2/1/21	225	221
Talisman Energy Inc.	5.850%	2/1/37	150	167
Tosco Corp.	8.125%	2/15/30	100	147
Total Capital Canada Ltd.	1.625%	1/28/14	300	306
Total Capital SA	3.000%	6/24/15	450	476
Total Capital SA	4.450%	6/24/20	350	390
Total Capital SA	4.125%	1/28/21	125	136
Transocean Inc.	4.950%	11/15/15	350	357
Transocean Inc.	6.000%	3/15/18	75	77
Transocean Inc.	6.500%	11/15/20	150	155
Transocean Inc.	7.500%	4/15/31	175	181
Transocean Inc.	6.800%	3/15/38	150	152
Valero Energy Corp.	9.375%	3/15/19	200	256
Valero Energy Corp.	6.125%	2/1/20	75	83
Valero Energy Corp.	7.500%	4/15/32	225	262
Valero Energy Corp.	6.625%	6/15/37	175	187
Weatherford International Inc.	6.350%	6/15/17	250	280
Weatherford International Inc.	6.800%	6/15/37	150	165
Weatherford International Ltd.	6.000%	3/15/18	750	833
Weatherford International Ltd.	5.125%	9/15/20	400	418
Weatherford International Ltd.	6.500%	8/1/36	275	300
Williams Cos. Inc.	7.500%	1/15/31	116	144

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Williams Cos. Inc.	7.750%	6/15/31	35	45
XTO Energy Inc.	5.750%	12/15/13	250	274
XTO Energy Inc.	6.250%	8/1/17	375	462

Other Industrial (0.0%)
California Institute of Technology
Revenue	4.700%	11/1/2111	300	301
Cintas Corp. No 2	6.125%	12/1/17	75	90
Fluor Corp.	3.375%	9/15/21	75	76
Massachusetts Development
Finance Agency Revenue
(Harvard University)	4.875%	10/15/40	200	235
Massachusetts Health
& Educational Facilities
Authority Revenue (MIT)	5.600%	7/1/2111	200	275

Technology (0.9%)
Adobe Systems Inc.	3.250%	2/1/15	100	105
Adobe Systems Inc.	4.750%	2/1/20	175	189
Agilent Technologies Inc.	5.500%	9/14/15	50	55
Agilent Technologies Inc.	6.500%	11/1/17	400	467
Amphenol Corp.	4.750%	11/15/14	100	107
Analog Devices Inc.	5.000%	7/1/14	100	109
Applied Materials Inc.	2.650%	6/15/16	50	52
Applied Materials Inc.	4.300%	6/15/21	650	691
Arrow Electronics Inc.	3.375%	11/1/15	75	75
Avnet Inc.	5.875%	6/15/20	200	211
BMC Software Inc.	7.250%	6/1/18	50	58
Broadcom Corp.	1.500%	11/1/13	50	50
Broadcom Corp.	2.700%	11/1/18	50	50
CA Inc.	5.375%	12/1/19	575	624
Cisco Systems Inc.	1.625%	3/14/14	450	460
Cisco Systems Inc.	2.900%	11/17/14	125	132
Cisco Systems Inc.	5.500%	2/22/16	200	233
Cisco Systems Inc.	3.150%	3/14/17	50	54
Cisco Systems Inc.	4.950%	2/15/19	475	549
Cisco Systems Inc.	4.450%	1/15/20	825	938
Cisco Systems Inc.	5.900%	2/15/39	200	248
Cisco Systems Inc.	5.500%	1/15/40	175	213
Computer Sciences Corp.	6.500%	3/15/18	50	49
Corning Inc.	6.625%	5/15/19	25	30
Corning Inc.	5.750%	8/15/40	75	88
Dell Inc.	4.700%	4/15/13	150	158
Dell Inc.	1.400%	9/10/13	150	152
Dell Inc.	2.300%	9/10/15	75	77
Dell Inc.	3.100%	4/1/16	125	132
Dell Inc.	5.650%	4/15/18	75	87
Dell Inc.	5.875%	6/15/19	75	88
Dell Inc.	6.500%	4/15/38	100	127
Dun & Bradstreet Corp.	6.000%	4/1/13	150	158
Equifax Inc.	4.450%	12/1/14	50	53
Equifax Inc.	6.300%	7/1/17	25	28
Fiserv Inc.	3.125%	10/1/15	50	51
Fiserv Inc.	6.800%	11/20/17	150	175
Google Inc.	2.125%	5/19/16	25	26
Google Inc.	3.625%	5/19/21	150	164
Harris Corp.	5.000%	10/1/15	125	137
Harris Corp.	4.400%	12/15/20	50	51
Harris Corp.	6.150%	12/15/40	75	85
Hewlett-Packard Co.	4.500%	3/1/13	100	103
Hewlett-Packard Co.	1.250%	9/13/13	300	296
Hewlett-Packard Co.	6.125%	3/1/14	700	756
Hewlett-Packard Co.	4.750%	6/2/14	350	371
Hewlett-Packard Co.	2.625%	12/9/14	425	429
Hewlett-Packard Co.	2.350%	3/15/15	150	149
Hewlett-Packard Co.	2.125%	9/13/15	250	245
Hewlett-Packard Co.	3.000%	9/15/16	150	152
Hewlett-Packard Co.	3.300%	12/9/16	50	51
Hewlett-Packard Co.	5.500%	3/1/18	75	83
Hewlett-Packard Co.	3.750%	12/1/20	125	123
Hewlett-Packard Co.	4.300%	6/1/21	300	305

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Hewlett-Packard Co.	4.375%	9/15/21	50	51
	Hewlett-Packard Co.	4.650%	12/9/21	75	79
	Hewlett-Packard Co.	6.000%	9/15/41	200	222
	HP Enterprise Services LLC	6.000%	8/1/13	75	80
	Intel Corp.	1.950%	10/1/16	100	103
	Intel Corp.	3.300%	10/1/21	100	105
	Intel Corp.	4.800%	10/1/41	475	525
	International Business
	Machines Corp.	1.000%	8/5/13	1,375	1,387
	International Business
	Machines Corp.	2.000%	1/5/16	25	26
	International Business
	Machines Corp.	5.700%	9/14/17	850	1,030
	International Business
	Machines Corp.	7.000%	10/30/25	300	409
	International Business
	Machines Corp.	6.220%	8/1/27	75	97
	International Business
	Machines Corp.	6.500%	1/15/28	75	99
	International Business
	Machines Corp.	5.875%	11/29/32	325	408
	International Business
	Machines Corp.	5.600%	11/30/39	387	498
	Juniper Networks Inc.	3.100%	3/15/16	30	31
	Juniper Networks Inc.	4.600%	3/15/21	50	53
	Juniper Networks Inc.	5.950%	3/15/41	25	27
	Lexmark International Inc.	5.900%	6/1/13	50	52
	Lexmark International Inc.	6.650%	6/1/18	150	167
	Maxim Integrated Products Inc.	3.450%	6/14/13	50	51
	Microsoft Corp.	0.875%	9/27/13	150	152
	Microsoft Corp.	2.950%	6/1/14	500	530
	Microsoft Corp.	1.625%	9/25/15	150	155
	Microsoft Corp.	4.200%	6/1/19	25	29
	Microsoft Corp.	3.000%	10/1/20	225	238
	Microsoft Corp.	5.200%	6/1/39	25	31
	Microsoft Corp.	4.500%	10/1/40	100	113
	Microsoft Corp.	5.300%	2/8/41	200	253
	Motorola Solutions Inc.	7.500%	5/15/25	50	59
	Nokia Oyj	5.375%	5/15/19	400	405
	Nokia Oyj	6.625%	5/15/39	50	48
	Oracle Corp.	4.950%	4/15/13	150	159
	Oracle Corp.	3.750%	7/8/14	225	242
	Oracle Corp.	5.250%	1/15/16	275	317
	Oracle Corp.	5.750%	4/15/18	300	365
	Oracle Corp.	5.000%	7/8/19	550	646
	Oracle Corp.	6.500%	4/15/38	200	271
	Oracle Corp.	6.125%	7/8/39	150	199
	Oracle Corp.	5.375%	7/15/40	600	737
	Pitney Bowes Inc.	3.875%	6/15/13	100	103
	Pitney Bowes Inc.	4.875%	8/15/14	100	106
	Pitney Bowes Inc.	4.750%	1/15/16	375	386
	SAIC Inc.	4.450%	12/1/20	75	80
	SAIC Inc.	5.950%	12/1/40	75	81
	Science Applications
	International Corp.	5.500%	7/1/33	25	25
	Symantec Corp.	2.750%	9/15/15	25	25
	Symantec Corp.	4.200%	9/15/20	50	50
	Texas Instruments Inc.	2.375%	5/16/16	75	78
	Tyco Electronics Group SA	7.125%	10/1/37	300	396
	Xerox Corp.	8.250%	5/15/14	150	169
	Xerox Corp.	6.400%	3/15/16	100	113
	Xerox Corp.	6.750%	2/1/17	100	114
	Xerox Corp.	6.350%	5/15/18	175	197
	Xerox Corp.	5.625%	12/15/19	25	27
	Xerox Corp.	6.750%	12/15/39	375	438

	Transportation (0.4%)
5	American Airlines 2011-2 Class A
	Pass Through Trust	8.625%	4/15/23	100	104
5	American Airlines Pass Through
	Trust 2009-1A	10.375%	7/2/19	70	75

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	100	115
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	175	181
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	275	284
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	159
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	225	246
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	287
	Canadian National Railway Co.	5.800%	6/1/16	100	116
	Canadian National Railway Co.	5.550%	3/1/19	300	361
	Canadian National Railway Co.	6.200%	6/1/36	75	98
	Canadian Pacific Railway Co.	4.450%	3/15/23	25	25
	Canadian Pacific Railway Co.	5.950%	5/15/37	150	155
	Con-way Inc.	6.700%	5/1/34	100	99
5	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	9/15/17	152	157
5	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	11/10/19	139	149
	CSX Corp.	6.250%	4/1/15	50	57
	CSX Corp.	5.600%	5/1/17	175	200
	CSX Corp.	7.900%	5/1/17	73	91
	CSX Corp.	6.250%	3/15/18	375	447
	CSX Corp.	7.375%	2/1/19	425	531
	CSX Corp.	6.000%	10/1/36	50	59
	CSX Corp.	6.220%	4/30/40	152	185
	CSX Corp.	5.500%	4/15/41	25	28
	CSX Corp.	4.750%	5/30/42	275	284
5	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	8/10/22	189	197
5	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	12/17/19	307	334
5	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	5/23/19	119	122
	JB Hunt Transport Services Inc.	3.375%	9/15/15	250	255
	Norfolk Southern Corp.	7.700%	5/15/17	450	570
	Norfolk Southern Corp.	5.750%	4/1/18	100	117
	Norfolk Southern Corp.	5.900%	6/15/19	175	212
	Norfolk Southern Corp.	7.800%	5/15/27	200	282
7	Norfolk Southern Corp.	4.837%	10/1/41	513	548
	Ryder System Inc.	5.850%	3/1/14	75	82
	Ryder System Inc.	3.150%	3/2/15	100	103
	Ryder System Inc.	7.200%	9/1/15	100	117
	Ryder System Inc.	3.600%	3/1/16	230	239
	Ryder System Inc.	5.850%	11/1/16	25	29
	Southwest Airlines Co.	5.750%	12/15/16	75	84
5	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	8/1/22	42	45
	Union Pacific Corp.	5.450%	1/31/13	225	236
	Union Pacific Corp.	4.163%	7/15/22	659	712
	Union Pacific Corp.	7.125%	2/1/28	150	197
	United Parcel Service Inc.	3.875%	4/1/14	200	214
	United Parcel Service Inc.	5.500%	1/15/18	75	90
	United Parcel Service Inc.	5.125%	4/1/19	100	121
	United Parcel Service Inc.	3.125%	1/15/21	725	769
	United Parcel Service Inc.	6.200%	1/15/38	100	134
					273,630
Utilities (2.3%)
	Electric (1.6%)
	AEP Texas Central Co.	6.650%	2/15/33	200	256
	Alabama Power Co.	5.500%	10/15/17	225	267
	Alabama Power Co.	5.200%	6/1/41	225	271
	Ameren Illinois Co.	6.125%	11/15/17	25	29
	Ameren Illinois Co.	6.250%	4/1/18	125	144
	Appalachian Power Co.	3.400%	5/24/15	150	157
	Appalachian Power Co.	4.600%	3/30/21	75	82
	Arizona Public Service Co.	5.800%	6/30/14	75	83
	Arizona Public Service Co.	8.750%	3/1/19	200	254
	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	117
	Carolina Power & Light Co.	5.125%	9/15/13	325	348
	Carolina Power & Light Co.	5.300%	1/15/19	175	205
	CenterPoint Energy Houston
	Electric LLC	5.700%	3/15/13	300	316

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
CenterPoint Energy Houston
Electric LLC	6.950%	3/15/33	50	68
CenterPoint Energy Inc.	6.500%	5/1/18	400	467
Cleco Power LLC	6.000%	12/1/40	100	120
Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	264
Commonwealth Edison Co.	1.625%	1/15/14	75	76
Commonwealth Edison Co.	5.950%	8/15/16	575	675
Commonwealth Edison Co.	6.150%	9/15/17	325	384
Commonwealth Edison Co.	5.800%	3/15/18	75	89
Commonwealth Edison Co.	4.000%	8/1/20	25	27
Commonwealth Edison Co.	5.900%	3/15/36	50	61
Commonwealth Edison Co.	6.450%	1/15/38	175	230
Connecticut Light & Power Co.	6.350%	6/1/36	175	227
Consolidated Edison Co. of
New York Inc.	4.875%	2/1/13	75	78
Consolidated Edison Co. of
New York Inc.	5.500%	9/15/16	100	117
Consolidated Edison Co. of
New York Inc.	6.650%	4/1/19	200	253
Consolidated Edison Co. of
New York Inc.	5.300%	3/1/35	200	233
Consolidated Edison Co. of
New York Inc.	6.200%	6/15/36	75	97
Consolidated Edison Co. of
New York Inc.	6.300%	8/15/37	275	362
Consolidated Natural Gas Co.	5.000%	12/1/14	300	327
Constellation Energy Group Inc.	4.550%	6/15/15	300	319
Constellation Energy Group Inc.	5.150%	12/1/20	200	218
Constellation Energy Group Inc.	7.600%	4/1/32	25	32
Consumers Energy Co.	5.375%	4/15/13	225	237
Consumers Energy Co.	5.500%	8/15/16	100	115
Consumers Energy Co.	5.650%	9/15/18	700	827
Detroit Edison Co.	3.900%	6/1/21	100	110
Dominion Resources Inc.	5.150%	7/15/15	600	673
Dominion Resources Inc.	6.000%	11/30/17	250	296
Dominion Resources Inc.	6.400%	6/15/18	342	414
Dominion Resources Inc.	6.300%	3/15/33	100	124
Dominion Resources Inc.	5.950%	6/15/35	225	267
Duke Energy Carolinas LLC	4.300%	6/15/20	250	284
Duke Energy Carolinas LLC	3.900%	6/15/21	500	549
Duke Energy Carolinas LLC	6.000%	12/1/28	125	154
Duke Energy Carolinas LLC	6.100%	6/1/37	100	127
Duke Energy Carolinas LLC	6.050%	4/15/38	50	65
Duke Energy Carolinas LLC	5.300%	2/15/40	175	212
Duke Energy Corp.	3.350%	4/1/15	200	210
Duke Energy Corp.	5.050%	9/15/19	75	85
Duke Energy Indiana Inc.	5.000%	9/15/13	125	132
Duke Energy Indiana Inc.	3.750%	7/15/20	25	27
Duke Energy Indiana Inc.	6.350%	8/15/38	225	297
Duke Energy Ohio Inc.	2.100%	6/15/13	200	204
El Paso Electric Co.	6.000%	5/15/35	50	59
Empresa Nacional de Electricidad SA	8.350%	8/1/13	100	109
Entergy Arkansas Inc.	3.750%	2/15/21	75	78
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	200	229
Exelon Generation Co. LLC	4.000%	10/1/20	225	231
FirstEnergy Corp.	7.375%	11/15/31	200	247
FirstEnergy Solutions Corp.	6.800%	8/15/39	200	225
Florida Power & Light Co.	5.550%	11/1/17	25	30
Florida Power & Light Co.	5.625%	4/1/34	25	31
Florida Power & Light Co.	5.400%	9/1/35	75	90
Florida Power & Light Co.	6.200%	6/1/36	50	66
Florida Power & Light Co.	5.650%	2/1/37	100	125
Florida Power & Light Co.	5.850%	5/1/37	25	32
Florida Power & Light Co.	5.950%	2/1/38	150	198
Florida Power & Light Co.	5.960%	4/1/39	475	631
Florida Power Corp.	5.650%	6/15/18	75	90
Florida Power Corp.	6.350%	9/15/37	225	302
Florida Power Corp.	6.400%	6/15/38	650	880
Georgia Power Co.	3.000%	4/15/16	575	610
Georgia Power Co.	5.400%	6/1/40	300	361
Great Plains Energy Inc.	2.750%	8/15/13	100	101

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Iberdrola International BV	6.750%	7/15/36	75	81
	Indiana Michigan Power Co.	6.050%	3/15/37	200	249
5	Integrys Energy Group Inc.	6.110%	12/1/66	150	144
	Interstate Power & Light Co.	6.250%	7/15/39	50	65
	Jersey Central Power & Light Co.	5.625%	5/1/16	125	141
	Jersey Central Power & Light Co.	5.650%	6/1/17	475	546
	Kansas City Power & Light Co.	6.050%	11/15/35	50	59
	Kansas City Power & Light Co.	5.300%	10/1/41	100	108
	Kentucky Utilities Co.	1.625%	11/1/15	25	25
	Kentucky Utilities Co.	3.250%	11/1/20	50	52
	Kentucky Utilities Co.	5.125%	11/1/40	125	151
	LG&E and KU Energy LLC	2.125%	11/15/15	75	74
	LG&E and KU Energy LLC	3.750%	11/15/20	100	101
	Louisville Gas & Electric Co.	1.625%	11/15/15	125	126
	Louisville Gas & Electric Co.	5.125%	11/15/40	125	151
	MidAmerican Energy Co.	5.125%	1/15/13	150	157
	MidAmerican Energy Co.	5.950%	7/15/17	75	88
	MidAmerican Energy Co.	5.300%	3/15/18	50	58
	MidAmerican Energy Co.	6.750%	12/30/31	125	161
	MidAmerican Energy Co.	5.750%	11/1/35	250	304
	Midamerican Energy Holdings Co.	5.750%	4/1/18	125	145
	Midamerican Energy Holdings Co.	5.950%	5/15/37	375	449
	Midamerican Energy Holdings Co.	6.500%	9/15/37	50	62
	National Rural Utilities Cooperative
	Finance Corp.	5.500%	7/1/13	100	107
	National Rural Utilities Cooperative
	Finance Corp.	4.750%	3/1/14	175	188
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	250	284
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	200	232
	National Rural Utilities Cooperative
	Finance Corp.	8.000%	3/1/32	175	249
	Nevada Power Co.	6.500%	5/15/18	300	361
	Nevada Power Co.	7.125%	3/15/19	550	688
	NextEra Energy Capital Holdings Inc.	5.350%	6/15/13	125	132
	NextEra Energy Capital Holdings Inc.	2.550%	11/15/13	725	738
5	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	75	75
5	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	75	75
	Northern States Power Co.	1.950%	8/15/15	25	26
	Northern States Power Co.	5.250%	3/1/18	150	179
	Northern States Power Co.	6.250%	6/1/36	50	69
	Northern States Power Co.	6.200%	7/1/37	50	68
	Northern States Power Co.	5.350%	11/1/39	75	93
	NSTAR	4.500%	11/15/19	25	28
	NSTAR Electric Co.	4.875%	4/15/14	50	54
	NSTAR Electric Co.	5.625%	11/15/17	150	177
	NSTAR Electric Co.	5.500%	3/15/40	75	91
	Oglethorpe Power Corp.	5.950%	11/1/39	50	63
	Oglethorpe Power Corp.	5.375%	11/1/40	125	147
	Ohio Edison Co.	6.400%	7/15/16	175	203
	Ohio Power Co.	5.750%	9/1/13	200	214
	Ohio Power Co.	6.000%	6/1/16	75	86
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	125
	Oncor Electric Delivery Co. LLC	6.375%	1/15/15	125	143
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	168
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	225	319
	Pacific Gas & Electric Co.	4.800%	3/1/14	700	754
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	178
	Pacific Gas & Electric Co.	8.250%	10/15/18	200	263
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	778
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	129
	Pacific Gas & Electric Co.	5.400%	1/15/40	250	289
	PacifiCorp	7.700%	11/15/31	600	870
	PacifiCorp	5.250%	6/15/35	100	115
	Peco Energy Co.	5.350%	3/1/18	50	59
	Pennsylvania Electric Co.	6.050%	9/1/17	75	87
	Pepco Holdings Inc.	2.700%	10/1/15	175	177
	Potomac Electric Power Co.	6.500%	11/15/37	100	132
	PPL Electric Utilities Corp.	3.000%	9/15/21	125	126
	PPL Energy Supply LLC	6.300%	7/15/13	75	80

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PPL Energy Supply LLC	6.200%	5/15/16	23	26
	PPL Energy Supply LLC	6.500%	5/1/18	50	57
	PPL Energy Supply LLC	4.600%	12/15/21	125	127
	Progress Energy Inc.	6.050%	3/15/14	50	55
	Progress Energy Inc.	7.000%	10/30/31	119	158
	Progress Energy Inc.	6.000%	12/1/39	25	31
	PSEG Power LLC	2.500%	4/15/13	75	76
	PSEG Power LLC	5.000%	4/1/14	75	80
	PSEG Power LLC	5.500%	12/1/15	75	83
	PSEG Power LLC	8.625%	4/15/31	481	709
	Public Service Co. of Colorado	5.125%	6/1/19	275	323
	Public Service Co. of Colorado	3.200%	11/15/20	25	26
	Public Service Co. of Colorado	6.250%	9/1/37	25	34
	Public Service Co. of Colorado	4.750%	8/15/41	75	86
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	254
	Public Service Electric & Gas Co.	2.700%	5/1/15	200	209
	Public Service Electric & Gas Co.	5.800%	5/1/37	75	97
	Puget Sound Energy Inc.	5.483%	6/1/35	25	29
	Puget Sound Energy Inc.	6.274%	3/15/37	125	163
	Puget Sound Energy Inc.	5.757%	10/1/39	75	92
	Puget Sound Energy Inc.	5.764%	7/15/40	100	125
	Puget Sound Energy Inc.	4.434%	11/15/41	150	157
	San Diego Gas & Electric Co.	5.350%	5/15/35	25	31
	San Diego Gas & Electric Co.	4.500%	8/15/40	150	168
	San Diego Gas & Electric Co.	3.950%	11/15/41	175	181
	SCANA Corp.	4.750%	5/15/21	125	132
	Sierra Pacific Power Co.	6.000%	5/15/16	100	116
	Sierra Pacific Power Co.	6.750%	7/1/37	150	205
	South Carolina Electric & Gas Co.	6.500%	11/1/18	100	124
	South Carolina Electric & Gas Co.	6.050%	1/15/38	25	32
	South Carolina Electric & Gas Co.	5.450%	2/1/41	100	120
	Southern California Edison Co.	5.000%	1/15/14	200	216
	Southern California Edison Co.	4.650%	4/1/15	100	110
	Southern California Edison Co.	5.000%	1/15/16	25	28
	Southern California Edison Co.	3.875%	6/1/21	125	138
	Southern California Edison Co.	6.650%	4/1/29	75	99
	Southern California Edison Co.	6.000%	1/15/34	50	65
	Southern California Edison Co.	5.750%	4/1/35	75	96
	Southern California Edison Co.	5.350%	7/15/35	100	120
	Southern California Edison Co.	5.625%	2/1/36	125	155
	Southern California Edison Co.	5.950%	2/1/38	200	261
	Southern California Edison Co.	4.500%	9/1/40	75	82
	Southern Co.	4.150%	5/15/14	100	107
	Southern Co.	2.375%	9/15/15	150	154
	Southern Power Co.	4.875%	7/15/15	200	220
	Southern Power Co.	5.150%	9/15/41	100	106
	Southwestern Electric Power Co.	6.450%	1/15/19	100	117
	Southwestern Electric Power Co.	6.200%	3/15/40	50	63
	Tampa Electric Co.	6.100%	5/15/18	100	120
	Tampa Electric Co.	6.550%	5/15/36	100	132
	TECO Finance Inc.	4.000%	3/15/16	50	53
	TECO Finance Inc.	5.150%	3/15/20	50	55
	Toledo Edison Co.	6.150%	5/15/37	100	122
	TransAlta Corp.	6.650%	5/15/18	50	58
	Tucson Electric Power Co.	5.150%	11/15/21	50	53
	UIL Holdings Corp.	4.625%	10/1/20	75	79
	Union Electric Co.	5.100%	10/1/19	400	462
	Union Electric Co.	8.450%	3/15/39	150	252
	Virginia Electric and Power Co.	6.000%	1/15/36	125	158
	Virginia Electric and Power Co.	6.000%	5/15/37	100	128
	Virginia Electric and Power Co.	6.350%	11/30/37	50	66
	Virginia Electric and Power Co.	8.875%	11/15/38	25	41
	Wisconsin Electric Power Co.	4.250%	12/15/19	50	56
	Wisconsin Electric Power Co.	5.700%	12/1/36	300	381
5	Wisconsin Energy Corp.	6.250%	5/15/67	425	425
	Wisconsin Power & Light Co.	5.000%	7/15/19	50	58
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	137
	Xcel Energy Inc.	5.613%	4/1/17	78	89
	Xcel Energy Inc.	4.700%	5/15/20	100	113
	Xcel Energy Inc.	6.500%	7/1/36	100	128

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Natural Gas (0.7%)
	AGL Capital Corp.	3.500%	9/15/21	125	126
	AGL Capital Corp.	5.875%	3/15/41	75	89
	Atmos Energy Corp.	4.950%	10/15/14	50	55
	Atmos Energy Corp.	8.500%	3/15/19	75	99
	Atmos Energy Corp.	5.500%	6/15/41	150	176
	Boardwalk Pipelines LP	5.500%	2/1/17	100	110
	British Transco Finance Inc.	6.625%	6/1/18	50	59
	CenterPoint Energy Resources Corp.	6.150%	5/1/16	75	87
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	50	53
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	50	58
	DCP Midstream Operating LP	3.250%	10/1/15	100	101
	El Paso Natural Gas Co.	5.950%	4/15/17	525	588
	Enbridge Energy Partners LP	6.500%	4/15/18	75	87
	Enbridge Energy Partners LP	9.875%	3/1/19	125	165
	Enbridge Energy Partners LP	7.500%	4/15/38	150	201
	Energy Transfer Partners LP	6.000%	7/1/13	400	420
	Energy Transfer Partners LP	8.500%	4/15/14	125	140
	Energy Transfer Partners LP	5.950%	2/1/15	75	81
	Energy Transfer Partners LP	6.125%	2/15/17	50	55
	Energy Transfer Partners LP	9.000%	4/15/19	250	299
	Energy Transfer Partners LP	6.625%	10/15/36	150	160
8	Enron Corp.	9.125%	4/1/03	500	—
8	Enron Corp.	7.125%	5/15/07	150	—
8	Enron Corp.	6.875%	10/15/07	500	—
	Enterprise Products Operating LLC	5.650%	4/1/13	250	262
	Enterprise Products Operating LLC	5.900%	4/15/13	50	53
	Enterprise Products Operating LLC	9.750%	1/31/14	240	278
	Enterprise Products Operating LLC	5.600%	10/15/14	275	302
	Enterprise Products Operating LLC	6.300%	9/15/17	150	175
	Enterprise Products Operating LLC	6.650%	4/15/18	50	59
	Enterprise Products Operating LLC	6.500%	1/31/19	50	58
	Enterprise Products Operating LLC	6.875%	3/1/33	175	211
	Enterprise Products Operating LLC	7.550%	4/15/38	75	97
	Enterprise Products Operating LLC	5.950%	2/1/41	650	725
	EQT Corp.	6.500%	4/1/18	350	394
8	HNG Internorth	9.625%	3/15/06	500	—
	KeySpan Corp.	8.000%	11/15/30	75	100
	Kinder Morgan Energy Partners LP	5.000%	12/15/13	300	318
	Kinder Morgan Energy Partners LP	5.625%	2/15/15	325	357
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	344
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	325	385
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	250	300
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	51
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	100	114
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	75	84
	Magellan Midstream Partners LP	5.650%	10/15/16	75	86
	Magellan Midstream Partners LP	6.550%	7/15/19	75	89
	Magellan Midstream Partners LP	4.250%	2/1/21	100	104
	National Grid plc	6.300%	8/1/16	325	374
	Nisource Finance Corp.	5.400%	7/15/14	400	435
	Nisource Finance Corp.	5.250%	9/15/17	150	166
	Nisource Finance Corp.	4.450%	12/1/21	100	103
	Nisource Finance Corp.	6.125%	3/1/22	75	86
	Nisource Finance Corp.	6.250%	12/15/40	25	27
	Nisource Finance Corp.	5.950%	6/15/41	125	135
	Nisource Finance Corp.	5.800%	2/1/42	150	158
	NuStar Logistics LP	7.650%	4/15/18	125	150
	Oneok Inc.	5.200%	6/15/15	75	82
	ONEOK Inc.	6.000%	6/15/35	125	134
	ONEOK Partners LP	3.250%	2/1/16	50	52
	ONEOK Partners LP	6.150%	10/1/16	150	173
	ONEOK Partners LP	8.625%	3/1/19	225	289
	ONEOK Partners LP	6.850%	10/15/37	150	181
	ONEOK Partners LP	6.125%	2/1/41	525	613
	Panhandle Eastern Pipeline Co. LP	6.200%	11/1/17	250	284
	Plains All American Pipeline LP /
	PAA Finance Corp.	6.500%	5/1/18	25	29
	Plains All American Pipeline LP /
	PAA Finance Corp.	8.750%	5/1/19	75	96

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Plains All American Pipeline LP /
	PAA Finance Corp.	5.000%	2/1/21	300	327
	Questar Corp.	2.750%	2/1/16	25	25
	Sempra Energy	6.150%	6/15/18	548	645
	Sempra Energy	6.000%	10/15/39	300	372
7	Southern Natural Gas Co.	5.900%	4/1/17	200	229
	Southern Union Co.	7.600%	2/1/24	250	294
	Spectra Energy Capital LLC	5.500%	3/1/14	125	134
	Spectra Energy Capital LLC	6.750%	2/15/32	50	58
	Texas Gas Transmission LLC	4.600%	6/1/15	100	107
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	184
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	188
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	174
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	358
	TransCanada PipeLines Ltd.	6.200%	10/15/37	625	783
5	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	276
	Williams Partners LP	3.800%	2/15/15	575	603
	Williams Partners LP	5.250%	3/15/20	475	527
	Williams Partners LP	4.125%	11/15/20	425	439
	Williams Partners LP	6.300%	4/15/40	100	122

	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	200	234
	American Water Capital Corp.	6.593%	10/15/37	150	184
	United Utilities plc	5.375%	2/1/19	325	340
	Veolia Environnement SA	6.000%	6/1/18	400	443
					58,480
Total Corporate Bonds (Cost $466,050)					503,022
Sovereign Bonds (U.S. Dollar-Denominated) (4.4%)
	African Development Bank	1.625%	2/11/13	150	152
	African Development Bank	3.000%	5/27/14	450	474
	African Development Bank	1.250%	9/2/16	50	50
	Asian Development Bank	1.625%	7/15/13	425	433
	Asian Development Bank	3.625%	9/5/13	350	367
	Asian Development Bank	2.750%	5/21/14	750	789
	Asian Development Bank	0.875%	6/10/14	100	101
	Asian Development Bank	4.250%	10/20/14	275	302
	Asian Development Bank	2.625%	2/9/15	275	291
	Asian Development Bank	2.500%	3/15/16	325	346
	Asian Development Bank	5.593%	7/16/18	275	336
	Asian Development Bank	1.875%	10/23/18	550	561
	Banco do Brasil SA	3.875%	1/23/17	75	74
	Brazilian Government
	International Bond	10.250%	6/17/13	50	56
	Brazilian Government
	International Bond	7.875%	3/7/15	175	209
	Brazilian Government
	International Bond	6.000%	1/17/17	625	732
5	Brazilian Government
	International Bond	8.000%	1/15/18	650	761
	Brazilian Government
	International Bond	5.875%	1/15/19	1,400	1,655
	Brazilian Government
	International Bond	8.875%	10/14/19	300	419
	Brazilian Government
	International Bond	4.875%	1/22/21	375	418
	Brazilian Government
	International Bond	8.875%	4/15/24	125	186
	Brazilian Government
	International Bond	8.750%	2/4/25	300	449
	Brazilian Government
	International Bond	10.125%	5/15/27	325	536
	Brazilian Government
	International Bond	8.250%	1/20/34	400	602
	Brazilian Government
	International Bond	7.125%	1/20/37	325	450
	Brazilian Government
	International Bond	11.000%	8/17/40	200	265
	Brazilian Government
	International Bond	5.625%	1/7/41	550	638

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chile Government International Bond	5.500%	1/15/13	175	183
	Chile Government International Bond	3.875%	8/5/20	200	218
	China Development Bank Corp.	4.750%	10/8/14	100	106
	China Development Bank Corp.	5.000%	10/15/15	100	108
	China Government International Bond	4.750%	10/29/13	50	53
	Colombia Government
	International Bond	10.750%	1/15/13	50	54
	Colombia Government
	International Bond	8.250%	12/22/14	100	118
	Colombia Government
	International Bond	7.375%	1/27/17	325	397
	Colombia Government
	International Bond	7.375%	3/18/19	400	505
	Colombia Government
	International Bond	4.375%	7/12/21	450	482
	Colombia Government
	International Bond	8.125%	5/21/24	250	346
	Colombia Government
	International Bond	7.375%	9/18/37	100	140
	Colombia Government
	International Bond	6.125%	1/18/41	100	123
	Corp Andina de Fomento	3.750%	1/15/16	125	126
	Corp. Andina de Fomento	5.200%	5/21/13	75	78
	Corp. Andina de Fomento	5.125%	5/5/15	50	53
	Corp. Andina de Fomento	5.750%	1/12/17	275	299
	Corp. Andina de Fomento	8.125%	6/4/19	400	488
	Council Of Europe Development Bank	2.750%	2/10/15	150	155
	Council Of Europe Development Bank	2.625%	2/16/16	150	158
9	Development Bank of Japan	4.250%	6/9/15	250	275
	European Bank for Reconstruction
	& Development	2.750%	4/20/15	525	554
	European Bank for Reconstruction
	& Development	1.625%	9/3/15	125	127
	European Bank for Reconstruction
	& Development	2.500%	3/15/16	175	184
	European Bank for Reconstruction
	& Development	1.375%	10/20/16	100	100
	European Investment Bank	1.625%	3/15/13	200	201
	European Investment Bank	2.875%	3/15/13	225	230
	European Investment Bank	3.250%	5/15/13	300	309
	European Investment Bank	1.875%	6/17/13	175	177
	European Investment Bank	4.250%	7/15/13	1,400	1,466
	European Investment Bank	1.250%	9/17/13	625	626
	European Investment Bank	1.250%	2/14/14	475	474
	European Investment Bank	2.375%	3/14/14	700	716
	European Investment Bank	1.500%	5/15/14	325	326
	European Investment Bank	4.625%	5/15/14	175	188
	European Investment Bank	3.125%	6/4/14	1,975	2,060
	European Investment Bank	1.125%	8/15/14	1,200	1,194
	European Investment Bank	0.875%	12/15/14	200	197
	European Investment Bank	2.875%	1/15/15	200	209
	European Investment Bank	2.750%	3/23/15	450	469
	European Investment Bank	1.625%	9/1/15	650	650
	European Investment Bank	1.375%	10/20/15	475	471
	European Investment Bank	4.875%	2/16/16	650	731
	European Investment Bank	2.500%	5/16/16	725	748
	European Investment Bank	2.125%	7/15/16	500	506
	European Investment Bank	5.125%	9/13/16	1,250	1,434
	European Investment Bank	1.250%	10/14/16	1,125	1,102
	European Investment Bank	4.875%	1/17/17	150	171
	European Investment Bank	5.125%	5/30/17	675	783
	European Investment Bank	2.875%	9/15/20	100	100
	European Investment Bank	4.000%	2/16/21	25	27
	Export Development Canada	3.500%	5/16/13	275	285
	Export Development Canada	3.125%	4/24/14	150	159
	Export Development Canada	2.250%	5/28/15	75	78
	Export Development Canada	1.250%	10/26/16	100	101
	Export-Import Bank of Korea	8.125%	1/21/14	1,025	1,133
	Export-Import Bank of Korea	5.875%	1/14/15	150	161
	Export-Import Bank of Korea	4.375%	9/15/21	75	74

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Hungary Government
	International Bond	4.750%	2/3/15	400	368
	Hungary Government
	International Bond	6.250%	1/29/20	350	320
	Hydro Quebec	8.000%	2/1/13	500	537
	Hydro Quebec	8.400%	1/15/22	275	400
	Hydro Quebec	8.050%	7/7/24	200	299
	Inter-American Development Bank	3.000%	4/22/14	625	658
	Inter-American Development Bank	2.250%	7/15/15	200	209
	Inter-American Development Bank	1.375%	10/18/16	200	203
	Inter-American Development Bank	2.375%	8/15/17	100	105
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,234
	Inter-American Development Bank	3.875%	9/17/19	1,550	1,781
	Inter-American Development Bank	3.875%	2/14/20	50	58
	Inter-American Development Bank	7.000%	6/15/25	100	143
	International Bank for Reconstruction
	& Development	1.750%	7/15/13	375	382
	International Bank for Reconstruction
	& Development	3.500%	10/8/13	200	210
	International Bank for Reconstruction
	& Development	0.500%	11/26/13	150	150
	International Bank for Reconstruction
	& Development	1.125%	8/25/14	500	509
	International Bank for Reconstruction
	& Development	2.375%	5/26/15	1,575	1,656
	International Bank for Reconstruction
	& Development	2.125%	3/15/16	650	683
	International Bank for Reconstruction
	& Development	5.000%	4/1/16	400	465
	International Bank for Reconstruction
	& Development	1.000%	9/15/16	450	449
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	600	754
	International Finance Corp.	3.500%	5/15/13	175	182
	International Finance Corp.	3.000%	4/22/14	775	818
	International Finance Corp.	2.750%	4/20/15	175	187
	International Finance Corp.	2.250%	4/11/16	200	211
	International Finance Corp.	1.125%	11/23/16	750	752
	International Finance Corp.	2.125%	11/17/17	300	312
	Israel Government International Bond	4.625%	6/15/13	75	78
	Israel Government International Bond	5.500%	11/9/16	175	200
	Israel Government International Bond	5.125%	3/26/19	550	616
9	Japan Bank for International
	Cooperation	4.250%	6/18/13	625	655
9	Japan Finance Corp.	2.875%	2/2/15	325	341
9	Japan Finance Corp.	1.875%	9/24/15	25	25
9	Japan Finance Corp.	2.500%	1/21/16	200	208
9	Japan Finance Corp.	2.500%	5/18/16	100	105
9	Japan Finance Corp.	2.250%	7/13/16	275	286
9	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	100	111
9	Japan Finance Organization
	for Municipalities	5.000%	5/16/17	100	117
9	Japan Finance Organization
	for Municipalities	4.000%	1/13/21	300	337
	Korea Development Bank	5.300%	1/17/13	125	129
	Korea Development Bank	5.750%	9/10/13	250	263
	Korea Development Bank	8.000%	1/23/14	250	275
	Korea Development Bank	4.375%	8/10/15	750	772
	Korea Electric Power Corp.	7.750%	4/1/13	175	186
	Korea Finance Corp.	3.250%	9/20/16	250	246
	Korea Finance Corp.	4.625%	11/16/21	150	150
[10]	Kreditanstalt fuer Wiederaufbau	1.875%	1/14/13	550	557
[10]	Kreditanstalt fuer Wiederaufbau	3.250%	3/15/13	1,675	1,727
[10]	Kreditanstalt fuer Wiederaufbau	3.500%	5/16/13	200	208
[10]	Kreditanstalt fuer Wiederaufbau	1.375%	7/15/13	600	606
[10]	Kreditanstalt fuer Wiederaufbau	4.000%	10/15/13	1,225	1,296
[10]	Kreditanstalt fuer Wiederaufbau	1.375%	1/13/14	550	556
[10]	Kreditanstalt fuer Wiederaufbau	3.500%	3/10/14	625	660
[10]	Kreditanstalt fuer Wiederaufbau	1.500%	4/4/14	50	51
[10]	Kreditanstalt fuer Wiederaufbau	4.125%	10/15/14	575	623

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[10]	Kreditanstalt fuer Wiederaufbau	2.750%	10/21/14	225	235
[10]	Kreditanstalt fuer Wiederaufbau	2.625%	3/3/15	775	813
[10]	Kreditanstalt fuer Wiederaufbau	1.250%	10/26/15	200	201
[10]	Kreditanstalt fuer Wiederaufbau	5.125%	3/14/16	1,450	1,669
[10]	Kreditanstalt fuer Wiederaufbau	2.000%	6/1/16	825	846
[10]	Kreditanstalt fuer Wiederaufbau	1.250%	10/5/16	225	223
[10]	Kreditanstalt fuer Wiederaufbau	4.375%	3/15/18	250	288
[10]	Kreditanstalt fuer Wiederaufbau	4.875%	6/17/19	1,350	1,619
[10]	Kreditanstalt fuer Wiederaufbau	4.000%	1/27/20	50	56
[10]	Kreditanstalt fuer Wiederaufbau	2.750%	9/8/20	2,025	2,084
[10]	Kreditanstalt fuer Wiederaufbau	0.000%	4/18/36	400	172
[10]	Landwirtschaftliche Rentenbank	3.250%	3/15/13	150	155
[10]	Landwirtschaftliche Rentenbank	4.125%	7/15/13	1,075	1,135
[10]	Landwirtschaftliche Rentenbank	3.125%	7/15/15	375	397
[10]	Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	311
[10]	Landwirtschaftliche Rentenbank	2.125%	7/15/16	100	102
[10]	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	150
	Mexico Government
	International Bond	6.375%	1/16/13	474	495
	Mexico Government
	International Bond	5.875%	2/17/14	250	270
	Mexico Government
	International Bond	6.625%	3/3/15	510	579
	Mexico Government
	International Bond	11.375%	9/15/16	100	142
	Mexico Government
	International Bond	5.625%	1/15/17	325	373
	Mexico Government
	International Bond	5.950%	3/19/19	500	594
	Mexico Government
	International Bond	5.125%	1/15/20	200	229
	Mexico Government
	International Bond	8.300%	8/15/31	250	374
	Mexico Government
	International Bond	6.750%	9/27/34	1,408	1,838
	Mexico Government
	International Bond	6.050%	1/11/40	775	945
	Mexico Government
	International Bond	5.750%	10/12/2110	600	634
	Nordic Investment Bank	1.625%	1/28/13	250	253
	Nordic Investment Bank	2.625%	10/6/14	225	236
	Nordic Investment Bank	2.500%	7/15/15	225	237
	Nordic Investment Bank	2.250%	3/15/16	300	314
	North American Development Bank	4.375%	2/11/20	100	112
[11]	Oesterreichische Kontrollbank AG	1.750%	3/11/13	400	402
[11]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	500	500
[11]	Oesterreichische Kontrollbank AG	5.000%	4/25/17	600	680
	Panama Government
	International Bond	7.250%	3/15/15	200	231
	Panama Government
	International Bond	5.200%	1/30/20	100	113
	Panama Government
	International Bond	7.125%	1/29/26	600	781
5	Panama Government
	International Bond	6.700%	1/26/36	500	654
	Pemex Project Funding Master Trust	5.750%	3/1/18	600	659
	Pemex Project Funding Master Trust	6.625%	6/15/35	625	708
	Pemex Project Funding Master Trust	6.625%	6/15/38	150	170
	Peruvian Government
	International Bond	7.125%	3/30/19	350	439
	Peruvian Government
	International Bond	7.350%	7/21/25	400	531
	Peruvian Government
	International Bond	8.750%	11/21/33	142	216
5	Peruvian Government
	International Bond	6.550%	3/14/37	525	664
	Petrobras International
	Finance Co. - Pifco	7.750%	9/15/14	75	85
	Petrobras International
	Finance Co. - Pifco	3.875%	1/27/16	100	102

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Petrobras International
Finance Co. - Pifco	6.125%	10/6/16	350	391
Petrobras International
Finance Co. - Pifco	5.875%	3/1/18	675	737
Petrobras International
Finance Co. - Pifco	8.375%	12/10/18	300	365
Petrobras International
Finance Co. - Pifco	7.875%	3/15/19	850	1,019
Petrobras International
Finance Co. - Pifco	5.750%	1/20/20	75	80
Petrobras International
Finance Co. - Pifco	5.375%	1/27/21	125	131
Petrobras International
Finance Co. - Pifco	6.875%	1/20/40	150	171
Petrobras International
Finance Co. - Pifco	6.750%	1/27/41	75	85
Petroleos Mexicanos	4.875%	3/15/15	175	186
Petroleos Mexicanos	8.000%	5/3/19	200	250
Petroleos Mexicanos	6.000%	3/5/20	400	448
Petroleos Mexicanos	5.500%	1/21/21	150	162
Petroleos Mexicanos	6.500%	6/2/41	100	113
Poland Government
International Bond	5.250%	1/15/14	200	207
Poland Government
International Bond	3.875%	7/16/15	400	404
Poland Government
International Bond	6.375%	7/15/19	850	939
Poland Government
International Bond	5.000%	3/23/22	300	301
Province of British Columbia	2.850%	6/15/15	400	425
Province of British Columbia	2.100%	5/18/16	500	520
Province of Manitoba	2.125%	4/22/13	200	204
Province of Manitoba	1.375%	4/28/14	200	203
Province of Manitoba	2.625%	7/15/15	250	262
Province of New Brunswick	2.750%	6/15/18	350	366
Province of Nova Scotia	2.375%	7/21/15	200	208
Province of Ontario	1.375%	1/27/14	375	380
Province of Ontario	4.100%	6/16/14	675	727
Province of Ontario	2.950%	2/5/15	100	106
Province of Ontario	2.700%	6/16/15	575	597
Province of Ontario	1.875%	9/15/15	200	202
Province of Ontario	4.750%	1/19/16	100	112
Province of Ontario	5.450%	4/27/16	500	580
Province of Ontario	1.600%	9/21/16	450	451
Province of Ontario	3.150%	12/15/17	225	241
Province of Ontario	3.000%	7/16/18	225	236
Province of Ontario	4.000%	10/7/19	575	639
Province of Ontario	4.400%	4/14/20	500	569
Quebec	5.125%	11/14/16	325	378
Quebec	4.625%	5/14/18	575	661
Quebec	3.500%	7/29/20	350	377
Quebec	2.750%	8/25/21	325	326
Quebec	7.500%	9/15/29	325	491
Region of Lombardy Italy	5.804%	10/25/32	200	164
Republic of Italy	2.125%	9/16/13	500	471
Republic of Italy	4.500%	1/21/15	450	428
Republic of Italy	3.125%	1/26/15	425	387
Republic of Italy	4.750%	1/25/16	500	465
Republic of Italy	5.250%	9/20/16	1,050	982
Republic of Italy	5.375%	6/15/33	175	149
Republic of Korea	4.250%	6/1/13	350	361
Republic of Korea	5.750%	4/16/14	325	352
Republic of Korea	7.125%	4/16/19	225	280
Republic of Korea	5.625%	11/3/25	100	118
South Africa Government
International Bond	6.875%	5/27/19	250	302
South Africa Government
International Bond	5.500%	3/9/20	500	558
South Africa Government
International Bond	6.250%	3/8/41	300	346
Statoil ASA	3.875%	4/15/14	25	27

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Statoil ASA	1.800%	11/23/16	125	127
Statoil ASA	3.125%	8/17/17	400	418
Statoil ASA	5.250%	4/15/19	25	29
Statoil ASA	3.150%	1/23/22	150	154
Statoil ASA	7.250%	9/23/27	400	551
Statoil ASA	5.100%	8/17/40	125	149
Statoil ASA	4.250%	11/23/41	75	79
Svensk Exportkredit AB	3.250%	9/16/14	200	207
Svensk Exportkredit AB	2.125%	7/13/16	125	124
Svensk Exportkredit AB	5.125%	3/1/17	350	398
Total Sovereign Bonds (Cost $101,113)				107,949
Taxable Municipal Bonds (0.9%)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.939%	2/15/47	150	165
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	57
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	65
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	175
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	50	60
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	100	128
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	150	195
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	250	326
Board of Regents of the University of
Texas System Revenue Financing
System Revenue	5.262%	7/1/39	50	61
Board of Regents of the University of
Texas System Revenue Financing
System Revenue	6.276%	8/15/41	25	28
Board of Regents of the University of
Texas System Revenue Financing
System Revenue	5.134%	8/15/42	100	121
Board of Regents of the University of
Texas System Revenue Financing
System Revenue	4.794%	8/15/46	75	86
California Educational Facilities
Authority Revenue
(Stanford University)	3.625%	5/1/14	200	214
California Educational Facilities
Authority Revenue
(Stanford University)	4.250%	5/1/16	100	112
California GO	5.250%	4/1/14	100	107
California GO	3.950%	11/1/15	150	158
California GO	5.750%	3/1/17	100	112
California GO	6.200%	10/1/19	275	314
California GO	5.700%	11/1/21	250	275
California GO	7.500%	4/1/34	600	718
California GO	5.650%	4/1/39	100	106
California GO	7.300%	10/1/39	75	89
California GO	7.350%	11/1/39	575	689
California GO	7.625%	3/1/40	250	309
California GO	7.600%	11/1/40	200	247
Central Puget Sound WA Regional
Transit Authority Sales
& Use Tax Revenue	5.491%	11/1/39	50	60
Chicago IL Board of Education GO	6.319%	11/1/29	50	55
Chicago IL Board of Education GO	6.138%	12/1/39	50	54

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chicago IL GO	7.781%	1/1/35	50	61
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	300	374
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	50	61
	Chicago IL Transit Authority Sales Tax
	Receipts Revenue	6.200%	12/1/40	150	169
	Chicago IL Transit Authority Transfer
	Tax Receipts Revenue	6.899%	12/1/40	125	148
	Chicago IL Wastewater Transmission
	Revenue	6.900%	1/1/40	50	62
	Chicago IL Water Revenue	6.742%	11/1/40	75	95
	Clark County NV Airport Revenue	6.881%	7/1/42	100	112
	Commonwealth Financing Authority
	Pennsylvania Revenue	6.218%	6/1/39	150	177
	Connecticut GO	5.090%	10/1/30	175	187
	Connecticut GO	5.850%	3/15/32	200	244
	Connecticut Special Tax Revenue
	(Transportation Infrastructure)	5.459%	11/1/30	50	57
	Cook County IL GO	6.229%	11/15/34	50	55
	Curators of the University of
	Missouri System Facilities Revenue	5.792%	11/1/41	50	63
	Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	50	57
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	132
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	57
	Dallas TX Independent School District
	GO	6.450%	2/15/35	100	118
	Denver CO City & County School
	District No. 1 GO	5.664%	12/1/33	50	59
	Denver CO Public Schools Revenue
	(City & County of Denver School
	District No. 1) COP	7.017%	12/15/37	50	64
	District of Columbia Income Tax
	Revenue	5.591%	12/1/34	50	61
	District of Columbia Income Tax
	Revenue	5.582%	12/1/35	50	60
	Georgia GO	4.503%	11/1/25	150	169
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	200	211
	Georgia Municipal Electric Power
	Authority Revenue	6.655%	4/1/57	150	153
	Georgia Municipal Electric Power
	Authority Revenue	7.055%	4/1/57	75	77
	Illinois GO	2.766%	1/1/12	150	150
	Illinois GO	4.071%	1/1/14	150	155
	Illinois GO	4.511%	3/1/15	75	79
	Illinois GO	5.365%	3/1/17	175	188
	Illinois GO	4.950%	6/1/23	550	543
	Illinois GO	5.100%	6/1/33	1,100	1,004
	Illinois GO	6.725%	4/1/35	200	211
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	50	57
	Indianapolis IN Local Public
	Improvement Revenue	6.116%	1/15/40	250	320
[12]	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	175	191
	Las Vegas Valley Water District
	Nevada GO	7.013%	6/1/39	50	65
	Los Angeles CA Community College
	District GO	6.600%	8/1/42	150	192
	Los Angeles CA Department of
	Water & Power Revenue	5.716%	7/1/39	75	87
	Los Angeles CA Department of
	Water & Power Revenue	6.008%	7/1/39	150	173
	Los Angeles CA Department of
	Water & Power Revenue	6.166%	7/1/40	25	27
	Los Angeles CA Department of
	Water & Power Revenue	6.574%	7/1/45	100	134
	Los Angeles CA Unified School
	District GO	5.755%	7/1/29	500	552

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	125	138
	Los Angeles CA Unified School
	District GO	6.758%	7/1/34	50	63
	Los Angeles County CA Metropolitan
	Transportation Authority Sales
	Tax Revenue	5.735%	6/1/39	75	90
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.488%	8/1/33	100	126
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	61
	Loudoun County VA Industrial
	Development Authority Revenue
	(Howard Hughes Medical Institute)	3.450%	9/1/14	100	107
	Maryland Health & Higher Educational
	Facilities Authority Revenue
	(Johns Hopkins University)	5.250%	7/1/19	200	238
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	63
	Massachusetts GO	4.200%	12/1/21	125	138
	Massachusetts GO	5.456%	12/1/39	150	181
	Massachusetts School Building
	Authority Dedicated Sales
	Tax Revenue	5.715%	8/15/39	75	93
	Massachusetts Transportation Fund
	Revenue	5.731%	6/1/40	50	65
	Massachusetts Water Pollution
	Abatement Trust	5.192%	8/1/40	75	87
	Metropolitan Government of Nashville
	& Davidson County TN GO	5.707%	7/1/34	50	59
	Metropolitan New York Transportation
	Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	250	352
	Metropolitan New York Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	54
	Metropolitan New York Transportation
	Authority Revenue (Transit Revenue)	6.648%	11/15/39	100	120
	Metropolitan Washington DC/VA
	Airports Authority Dulles Toll Road
	Revenue	7.462%	10/1/46	50	56
	Metropolitan Water District of
	Southern California Water Revenue	6.947%	7/1/40	50	59
	Mississippi GO	5.245%	11/1/34	50	57
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	59
[13]	New Jersey Economic Development
	Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	225	274
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.561%	12/15/40	500	649
[14]	New Jersey Turnpike Authority
	Revenue	4.252%	1/1/16	5	5
[14]	New Jersey Turnpike Authority
	Revenue	4.252%	1/1/16	60	62
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	300	428
	New York City NY GO	6.246%	6/1/35	25	28
	New York City NY GO	5.968%	3/1/36	100	119
	New York City NY GO	5.985%	12/1/36	50	60
	New York City NY GO	5.517%	10/1/37	50	57
	New York City NY GO	6.271%	12/1/37	100	124
	New York City NY GO	5.846%	6/1/40	50	60
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	61
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	62
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	62

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
New York City NY Municipal Water
Finance Authority Water & Sewer
System Revenue	5.440%	6/15/43	100	114
New York City NY Municipal Water
Finance Authority Water & Sewer
System Revenue	5.882%	6/15/44	175	219
New York City NY Transitional Finance
Authority Building Aid Revenue	6.828%	7/15/40	150	193
New York City NY Transitional Finance
Authority Future Tax Revenue	5.767%	8/1/36	50	59
New York City NY Transitional Finance
Authority Future Tax Revenue	5.508%	8/1/37	100	117
New York City NY Transitional Finance
Authority Future Tax Revenue	5.572%	11/1/38	75	88
New York State Dormitory Authority
Revenue (Personal Income Tax)	5.500%	3/15/30	125	146
New York State Dormitory Authority
Revenue (Personal Income Tax)	5.289%	3/15/33	100	115
New York State Dormitory Authority
Revenue (Personal Income Tax)	5.628%	3/15/39	100	116
New York State Dormitory Authority
Revenue (Personal Income Tax)	5.389%	3/15/40	75	88
New York State Urban Development
Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	179
New York State Urban Development
Corp. Revenue (Personal Income Tax)	5.838%	3/15/40	50	59
North Texas Tollway Authority System
Revenue	6.718%	1/1/49	100	124
Ohio State University General Receipts
Revenue	4.910%	6/1/40	100	115
Ohio State University General Receipts
Revenue	4.800%	6/1/2111	75	78
Ohio Water Development Authority
Water Pollution Control Loan Fund
Revenue	4.879%	12/1/34	75	85
Orange County CA Local
Transportation Authority Sales Tax
Revenue	6.908%	2/15/41	50	67
Oregon Department Transportation
Highway Usertax Revenue	5.834%	11/15/34	50	61
Oregon GO	5.762%	6/1/23	50	61
Oregon GO	5.892%	6/1/27	75	88
Oregon School Boards Association
GO	4.759%	6/30/28	75	81
Oregon School Boards Association
GO	5.528%	6/30/28	50	56
Pennsylvania GO	4.650%	2/15/26	50	56
Pennsylvania GO	5.350%	5/1/30	200	218
Pennsylvania Public School Building
Authority Lease Revenue
(School District of Philadelphia)	5.000%	9/15/27	50	52
Pennsylvania Turnpike Commission
Revenue	5.511%	12/1/45	50	57
Pennsylvania Turnpike Commission
Revenue	5.561%	12/1/49	50	57
Port Authority of New York & New
Jersey Revenue	6.040%	12/1/29	75	92
Port Authority of New York & New
Jersey Revenue	5.647%	11/1/40	250	283
Puerto Rico Government
Development Bank GO	3.670%	5/1/14	100	102
Puerto Rico Government
Development Bank GO	4.704%	5/1/16	100	104
Regional Transportation
District of Colorado Sales Tax
Revenue	5.844%	11/1/50	100	130
Rutgers State University NJ Revenue	5.665%	5/1/40	50	59
Salt River Project Arizona Agricultural
Improvement & Power District
Revenue	4.839%	1/1/41	50	56
San Antonio TX Electric & Gas
Systems Revenue	5.985%	2/1/39	125	159

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	San Antonio TX Electric & Gas
	Systems Revenue	5.718%	2/1/41	50	60
	San Antonio TX Electric & Gas
	Systems Revenue	5.808%	2/1/41	125	153
	San Diego County CA Water Authority
	Revenue	6.138%	5/1/49	50	64
	San Francisco CA City & County Public
	Utility Commission Water Revenue	6.000%	11/1/40	50	58
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	238
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	50	69
	Texas Transportation Commission
	Revenue	5.028%	4/1/26	50	58
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	75	89
	Texas Transportation Commission
	Revenue	4.631%	4/1/33	150	163
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	56
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	100	120
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	60
	University of California Revenue	0.887%	7/1/13	25	25
	University of California Revenue	6.270%	5/15/31	500	551
	University of California Revenue	5.946%	5/15/45	175	203
	University of Massachusetts Building
	Authority Revenue	5.450%	11/1/40	50	59
	University of Southern California	5.250%	10/1/2111	100	125
	Utah GO	4.554%	7/1/24	50	59
	Utah GO	3.539%	7/1/25	50	53
	Washington GO	5.090%	8/1/33	250	283
	Washington GO	5.140%	8/1/40	150	173
[12]	Wisconsin GO	4.800%	5/1/13	75	79
[12]	Wisconsin GO	5.700%	5/1/26	75	86
Total Taxable Municipal Bonds (Cost $20,113)					23,232

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (6.1%)
Money Market Fund (6.1%)
[15] Vanguard Market Liquidity Fund
(Cost $151,681)	0.110%	151,680,816	151,681
Total Investments (105.6%) (Cost $2,474,937)			2,627,182
Other Assets and Liabilities (–5.6%)
Other Assets			36,094
Liabilities			(174,781)
			(138,687)
Net Assets (100%)
Applicable to 200,183,198 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			2,488,495
Net Asset Value Per Share			$12.43

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value			2,627,182
Receivables for Investment Securities Sold			15,296
Other Assets			20,798
Total Assets			2,663,276
Liabilities
Payables for Investment Securities Purchased			167,035
Other Liabilities			7,746
Total Liabilities			174,781
Net Assets			2,488,495

At December 31, 2011, net assets consisted of:
			Amount
			($000)
Paid-in Capital			2,248,823
Undistributed Net Investment Income			65,034
Accumulated Net Realized Gains			22,393
Unrealized Appreciation (Depreciation)			152,245
Net Assets			2,488,495

• See Note A in Notes to Financial Statements.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2011.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate value of these securities was $4,728,000, representing 0.2% of net assets.
8 Non-income-producing security—security in default.
9 Guaranteed by the Government of Japan.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the Republic of Austria.
12 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
13 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
14 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Interest[1]	73,112
Security Lending	1
Total Income	73,113
Expenses
The Vanguard Group—Note B
Investment Advisory Services	271
Management and Administrative	3,742
Marketing and Distribution	504
Custodian Fees	112
Auditing Fees	32
Shareholders’ Reports	35
Trustees’ Fees and Expenses	2
Total Expenses	4,698
Net Investment Income	68,415
Realized Net Gain (Loss)
on Investment Securities Sold	23,501
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	73,250
Net Increase (Decrease) in Net Assets
Resulting from Operations	165,166

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,415	69,672
Realized Net Gain (Loss)	23,501	18,349
Change in Unrealized Appreciation (Depreciation)	73,250	36,101
Net Increase (Decrease) in Net Assets Resulting from Operations	165,166	124,122
Distributions
Net Investment Income	(69,813)	(67,765)
Realized Capital Gain[2]	(18,962)	(3,294)
Total Distributions	(88,775)	(71,059)
Capital Share Transactions
Issued	452,161	523,895
Issued in Lieu of Cash Distributions	88,775	71,059
Redeemed	(274,868)	(298,918)
Net Increase (Decrease) from Capital Share Transactions	266,068	296,036
Total Increase (Decrease)	342,459	349,099
Net Assets
Beginning of Period	2,146,036	1,796,937
End of Period[3]	2,488,495	2,146,036

1 Interest income from an affiliated company of the portfolio was $194,000.
2 Includes fiscal 2011 and 2010 short-term gain distributions totaling $8,619,000 and $1,569,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $65,034,000 and $66,432,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.06	$11.77	$11.62	$11.54	$11.23
Investment Operations
Net Investment Income	.357	.404[1]	.477[1]	.543[1]	.560[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.528	.339	.183	.037	.190
Total from Investment Operations	.885	.743	.660	.580	.750
Distributions
Dividends from Net Investment Income	(.405)	(.432)	(.510)	(.500)	(.440)
Distributions from Realized Capital Gains	(.110)	(.021)	—	—	—
Total Distributions	(.515)	(.453)	(.510)	(.500)	(.440)
Net Asset Value, End of Period	$12.43	$12.06	$11.77	$11.62	$11.54

Total Return	7.65%	6.50%	5.94%	5.23%	6.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,488	$2,146	$1,797	$1,501	$1,300
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.06%	3.38%	4.14%	4.80%	5.04%
Portfolio Turnover Rate	113%[2]	104%[2]	93%	57%	56%

1 Calculated based on average shares outstanding.
2 Includes 53% and 41% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio

Vanguard Total Bond Market Index Portfolio

forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management has concluded that treating the mortgage-dollar-roll arrangements entered into by the portfolio as purchases and sales continues to be appropriate.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio has lent its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan. Effective in August 2011, the portfolio is no longer permitted to lend its securities.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $395,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.16% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Total Bond Market Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,775,764	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	65,534	—
Corporate Bonds	—	503,022	—
Sovereign Bonds	—	107,949	—
Taxable Municipal Bonds	—	23,232	—
Temporary Cash Investments	151,681	—	—
Total	151,681	2,475,501	—

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2011:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2010	3
Change in Unrealized Appreciation (Depreciation)	(3)
Balance as of December 31, 2011	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2011, the portfolio had $80,098,000 of ordinary income and $10,163,000 of long-term capital gains available for distribution.

At December 31, 2011, the cost of investment securities for tax purposes was $2,475,015,000. Net unrealized appreciation of investment securities for tax purposes was $152,167,000, consisting of unrealized gains of $156,965,000 on securities that had risen in value since their purchase and $4,798,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2011, the portfolio purchased $181,518,000 of investment securities and sold $120,819,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,580,225,000 and $2,389,817,000, respectively.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	37,408	44,113
Issued in Lieu of Cash Distributions	7,666	6,179
Redeemed	(22,871)	(24,956)
Net Increase (Decrease) in Shares Outstanding	22,203	25,336

G. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Total Bond Market Index Portfolio: In our opinion, the accompanying statement of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard Total
Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $10,343,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,050.72	$1.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	1.07

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
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Q690TBM 022012

Annual Report | December 31, 2011

Vanguard Variable Insurance Fund

Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)

> A combination of sharp rallies and dispiriting retreats added up to a modestly positive return for the U.S. stock market.

> Despite near-record-low interest rates, the U.S. bond market produced a strong 12-month return.

> Like their U.S. counterpart, international stock markets experienced high levels of volatility. At year-end, however, markets abroad registered a double-digit negative return.

Contents
Market Perspective	1
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Market Perspective

Dear Planholder,

The financial markets are volatile and unpredictable. In 2011, this truism was on vivid display as rallies gave way to retreats and retreats gave way to rallies. Despite the interim turmoil, the U.S. stock market finished the year pretty much where it had started. International stocks struggled. U.S. bonds produced strong returns.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your Vanguard portfolio. Although we review the performance of your portfolio individually, we encourage you to examine it in the context of all your investments. We hope it is fulfilling its intended role within an investment program that includes a combination of stock, bond, and money market holdings suitable for your own risk tolerance and long-term goals.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2012

Big dramas and small numbers
in the U.S. stock market
The broad U.S. stock market finished 2011 with a modestly positive return, a result that seems surprisingly low-key in light of the economic and political dramas that monopolized investors’ attention for much of the year.

Stock prices rallied and retreated as early optimism about the global economic outlook traded places with anxiety about Europe’s debt crisis and the contentious negotiations in Washington over raising the U.S. debt ceiling to avoid default. The policymaking strife prompted Standard & Poor’s to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) By year-end, stock prices were again on the rise, with investors refocused on signs of economic improvement.

International stock prices finished the year with a double-digit decline. The weaker performance of stocks outside the United States reflected the greater economic and financial challenges in Europe, Japan’s struggles with natural and nuclear disaster, and skittishness about emerging markets.

As yields fell, bonds delivered
unexpectedly strong returns
Bond returns were also a surprise, mainly because so little was expected of them. At the end of 2010, bond yields hovered near historical lows, suggesting that the scope for further declines—and rallies in bond prices—was limited. During 2011, however, rates moved lower still as investors sought shelter from stock market turmoil. The broad U.S. bond market returned 7.84%. Municipal bonds, which were battered at the end of 2010, produced even stronger returns than taxable bonds in 2011.

The returns of the 3-month U.S. Treasury bill and other money market instruments approached 0%, which was consistent with the Federal Reserve Board’s interest rate policy but nevertheless a disappointment for savers.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	1.50%	14.81%	–0.02%
Russell 2000 Index (Small-caps)	–4.18	15.63	0.15
Dow Jones U.S. Total Stock Market Index	0.52	15.24	0.28
MSCI All Country World Index ex USA (International)	–13.71	10.70	–2.92

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.84%	6.77%	6.50%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	10.70	8.57	5.22
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.11	1.36

CPI
Consumer Price Index	2.96%	2.39%	2.26%

1

Vanguard® Total Stock Market Index Portfolio

The U.S. stock market’s strong start and finish bookended a summer filled with volatility. For all its ups and downs during the year, the market wasn’t far from the starting line when the circuit was complete. For the year ended December 31, 2011, Vanguard Total Stock Market Index Portfolio returned 0.83%, in line with the return of its target index and ahead of the average return of competing funds.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks took a rocky path
en route to flat returns
After two years of double-digit gains following the financial crisis, the broad U.S. stock market opened 2011 on an optimistic note. However, a springtime slump deteriorated into a tumultuous summer as Europe’s debt crisis, the U.S. debt ceiling debate, and negative economic news grabbed investors’ attention. In the final quarter, stocks rose on news of record earnings and the economy appeared to be stabilizing.

Lackluster returns for several sectors translated into a tepid overall result for the Total Stock Market Index Portfolio. Large-cap growth stocks set a pedestrian pace, returning about 3%, while small-cap value stocks lagged the field, returning about –4% for the year. The Equity Index Portfolio, which focuses on large-cap stocks, returned almost 2%; the Extended Market Index Fund, which holds small-and mid-cap stocks, returned about –4%.

Not surprisingly, the best-performing sectors were consumer staples, health care, and utilities. All three sectors provide products and services that are considered necessities and offer relatively high dividend yields. Tobacco companies, pharmaceutical firms, and electric utilities were bright spots within these sectors.

Financial stocks weighed the most on the portfolio’s return. Financial services companies and investment banks were affected by regulatory pressures, mortgage-related problems, and Europe’s debt crisis. Materials was another source of trouble, as the commodity outlook weighed on returns.

Effective index tracking
is portfolio’s hallmark
Since its inception in 2003, the Total Stock Market Index Portfolio recorded an average annual return of 6.53% and met its objective of closely tracking its benchmark index—a challenging feat in a volatile stock market.

This performance is a tribute to Vanguard Quantitative Equity Group, the portfolio’s advisor, whose decades of index-tracking experience and sophisticated portfolio construction and management techniques have helped investors capture as much as possible of the returns produced by the broad market.

For the long haul,
diversification is best
Volatility characterized the stock markets in 2011, reminiscent of the turmoil of 2008. This year’s flat result was in contrast to the plunge of 2008 and the solid climbs of 2009 and 2010. Of course, it’s impossible to gauge the temperament of the markets from year to year.

At Vanguard, we counsel investors to avoid overreacting to either the market’s short-term turmoil or the headlines that inevitably trumpet these gyrations and construct a balanced portfolio of stock, bond, and money market funds that is tailored to their specific goals, time horizon, and risk tolerance. The Total Stock Market Index Portfolio, with its broad diversification and low expenses, can be a suitable part of such an investment program.

Total Returns
		January 8, 2003[1]
		Through
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Total Stock Market Index Portfolio	0.83%	6.53%
Spliced Total Market Index[2]	0.92	6.57
Variable Insurance Multi-Cap Core Funds Average[3]	–2.60	5.89

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group

Variable Insurance
	Acquired Fund	Multi-Cap
	Fees and	Core Funds
	Expenses[4]	Average[5]
Total Stock Market Index Portfolio	0.20%	0.68%

1 Portfolio inception.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; Standard & Poor’s Total Market Index thereafter.
3 Derived from data provided by Lipper Inc.

4 This figure—drawn from the prospectus dated October 19, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2011, the annualized acquired fund fees and expenses were 0.18%.
5 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of December 31, 2011

Total Portfolio Characteristics

Yield[1]	1.6%
Acquired Fund Fees and Expenses[2]	0.20%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	81.7%
Vanguard Extended Market Index Fund	18.3

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated October 19, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2011, the annualized acquired fund fees and expenses were 0.18%.
3 S&P Total Market Index.

3

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: January 8, 2003–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2011			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Total Stock Market Index Portfolio	0.83%	–0.02%	6.53%	$17,649
Spliced Total Market Index[2]	0.92	0.04	6.57	17,706
Variable Insurance Multi-Cap
Core Funds Average[3]	–2.60	–0.67	5.89	16,717

Fiscal-Year Total Returns (%): January 8, 2003–December 31, 2011

1 Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception: January 8, 2003.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
3 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	28,093,425	641,935
Vanguard Extended
Market Index Fund
Investor Shares	3,663,079	144,105
		786,040
Total Investment Companies
(Cost $875,046)		786,040
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.110%
(Cost $59)	58,826	59
Total Investments (100.0%)
(Cost $875,105)		786,099
Other Assets and Liabilities (0.0%)
Other Assets		501
Liabilities		(375)
		126
Net Assets (100%)
Applicable to 33,269,831 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		786,225
Net Asset Value Per Share		$23.63

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	805,709
Undistributed Net Investment Income	14,058
Accumulated Net Realized Gains	55,464
Unrealized Appreciation (Depreciation)	(89,006)
Net Assets	786,225

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Income Distributions Received	14,204
Net Investment Income—Note B	14,204
Realized Net Gain (Loss)
Capital Gain Distributions Received	25,295
Investment Securities Sold	30,179
Realized Net Gain (Loss)	55,474
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(63,008)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,670

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,204	13,219
Realized Net Gain (Loss)	55,474	28,443
Change in Unrealized Appreciation (Depreciation)	(63,008)	83,561
Net Increase (Decrease) in Net Assets Resulting from Operations	6,670	125,223
Distributions
Net Investment Income	(13,238)	(12,914)
Realized Capital Gain[1]	(28,424)	(15,287)
Total Distributions	(41,662)	(28,201)
Capital Share Transactions
Issued	98,419	256,690
Issued in Lieu of Cash Distributions	41,662	28,201
Redeemed	(274,784)	(128,113)
Net Increase (Decrease) from Capital Share Transactions	(134,703)	156,778
Total Increase (Decrease)	(169,695)	253,800
Net Assets
Beginning of Period	955,920	702,120
End of Period[2]	786,225	955,920

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $11,681,000 and $6,996,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $14,058,000 and $13,092,000.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Total Stock Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$24.44	$21.73	$18.17	$31.09	$31.27
Investment Operations
Net Investment Income	.364[1]	.358	.437[1]	.471[1]	.440[1]
Capital Gain Distributions Received	.649[1]	.189	.247	.682	1.010
Net Realized and Unrealized Gain (Loss)
on Investments	(.753)	3.078	4.019	(12.163)	.100
Total from Investment Operations	.260	3.625	4.703	(11.010)	1.550
Distributions
Dividends from Net Investment Income	(.340)	(.419)	(.380)	(.400)	(.340)
Distributions from Realized Capital Gains	(.730)	(.496)	(.763)	(1.510)	(1.390)
Total Distributions	(1.070)	(.915)	(1.143)	(1.910)	(1.730)
Net Asset Value, End of Period	$23.63	$24.44	$21.73	$18.17	$31.09

Total Return	0.83%	17.11%	28.26%	–37.28%	5.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$786	$956	$702	$458	$599
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.20%	0.21%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.52%	1.66%	2.36%	1.93%	1.40%
Portfolio Turnover Rate	12%	12%	8%	16%	10%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds.The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

7

Vanguard Total Stock Market Index Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2011, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2011, 100% of the market value of the portfolio’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2011, the portfolio had $17,159,000 of ordinary income and $52,363,000 of long-term capital gains available for distribution.

At December 31, 2011, the cost of investment securities for tax purposes was $875,105,000. Net unrealized depreciation of investment securities for tax purposes was $89,006,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2011, the portfolio purchased $114,385,000 of investment securities and sold $251,376,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	4,059	11,406
Issued in Lieu of Cash Distributions	1,670	1,271
Redeemed	(11,576)	(5,866)
Net Increase (Decrease) in Shares Outstanding	(5,847)	6,811

G. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

8

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Total Stock Market Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Stock Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard
Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $16,743,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 90.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

9

Vanguard Total Stock Market Index Portfolio

About Your Fund’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$949.38	$0.88
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,024.30	$0.92

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

Vanguard® Equity Index Portfolio

The U.S. stock market’s strong start and finish bookended a summer filled with volatility. For all its ups and downs during the year, the market wasn’t far from the starting line when the circuit was finished. For the fiscal year ended December 31, 2011, Vanguard Equity Index Portfolio returned 1.93%, a result that was in line with the return of its target index and about 3 percentage points ahead of the average return of competitor funds.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks traced a jagged path
en route to small returns
After two straight years of double-digit gains following the financial crisis, the broad U.S. stock market opened 2011 on an optimistic note. The economy seemed to be slowly improving, and companies continued to post solid earnings. Even Japan’s earthquake and nuclear disaster didn’t keep U.S. stocks down.

However, a springtime slump deteriorated into a tumultuous summer as Europe’s debt crisis, the U.S. debt ceiling debate, and negative economic news grabbed investors’ attention. In the year’s final quarter, stocks soared again as record earnings took center stage and the economy appeared to be stabilizing. When all was said and done, U.S. stocks finished the year just about where they started. While large-capitalization stocks––which make up the Equity Index Portfolio—turned in a lackluster performance, they surpassed the returns of mid- and small-cap stocks. Large-cap growth stocks outpaced their value counterparts for the period.

Not surprisingly, the industry sectors that performed the best were defensively oriented: consumer staples, health care, and utilities. In addition to providing products and services that are considered necessities, all three sectors offer relatively high dividend yields. Tobacco companies, pharmaceutical firms, and electric utilities were the bright spots within these sectors.

On the other end of the spectrum, financial stocks weighed the most on the portfolio’s return. Financial services companies and investment banks were affected by regulatory pressures, mortgage-related problems, and Europe’s debt crisis. The materials sector was another source of trouble, as the commodity outlook weighed on returns.

Portfolio characterized by
effective index tracking
Over the past decade, Vanguard Equity Index Portfolio recorded an average annual return of 2.84%. The portfolio has met its objective of closely tracking its benchmark index—a challenging feat in a volatile stock market environment.

Such a performance is a tribute to Vanguard Quantitative Equity Group, the portfolio’s advisor, whose decades of index-tracking experience and sophisticated portfolio construction and management techniques have helped investors capture as much as possible of the returns produced by the broad market.

Broad exposure to large-cap stocks
can help balance out your plan
Volatility characterized the stock markets in 2011, reminiscent of the turmoil of 2008. This year’s tepid result was in contrast to both the plunge of 2008 and the solid climbs of 2009 and 2010. Of course, it’s impossible to gauge the temperament of the markets from year to year in advance.

At Vanguard, we counsel investors to avoid overreacting to either the market’s short-term turmoil or the headlines that inevitably trumpet these gyrations. We believe investors should construct a balanced portfolio of stock, bond, and money market funds that is tailored to their specific goals, time horizon, and risk tolerance. The Equity Index Portfolio, with its broad exposure to U.S. large-cap stocks and rock-bottom expenses, can be a suitable part of such an investment program.

Total Returns
		Ten Years Ended
		December 31, 2011
	Year Ended	Average
	December 31, 2011	Annual Return
Vanguard Equity Index Portfolio	1.93%	2.84%
S&P 500 Index	2.11	2.92
Variable Insurance Large-Cap Core Funds Average[1]	–1.08	1.72

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.19%	0.90%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the portfolio’s expense ratio was 0.17%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

11

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2011

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	502	500	3,745
Median Market Cap	$52.0B	$52.0B	$31.3B
Price/Earnings Ratio	14.2x	14.1x	15.0x
Price/Book Ratio	2.1x	2.1x	2.1x
Yield[3]	2.1%	2.2%	2.0%
Return on Equity	20.8%	20.6%	19.0%
Earnings Growth Rate	7.4%	7.4%	7.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Expense Ratio[4]	0.19%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00		0.99
Beta	1.00		0.97

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	10.7%	10.7%	12.2%
Consumer Staples	11.5	11.5	10.6
Energy	12.3	12.3	10.8
Financials	13.6	13.6	15.0
Health Care	11.9	11.8	11.4
Industrials	10.7	10.7	11.1
Information Technology	18.9	19.0	18.7
Materials	3.5	3.5	4.1
Telecommunication
Services	3.0	3.0	2.5
Utilities	3.9	3.9	3.6

Ten Largest Holdings[5] (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	3.6%
Apple Inc.	Computer Hardware	3.3
International Business	IT Consulting
Machines Corp.	& Other Services	1.9
Chevron Corp.	Integrated Oil & Gas	1.9
Microsoft Corp.	Systems Software	1.7
General Electric Co.	Industrial
	Conglomerates	1.7
Procter & Gamble Co.	Household Products	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6
Johnson & Johnson	Pharmaceuticals	1.6
Pfizer Inc.	Pharmaceuticals	1.5
Top Ten		20.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated October 19, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2011, the expense ratio was 0.17%.
5 The holdings listed exclude any temporary cash investments and equity index products.

12

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2001–December 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2011			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	1.93%	–0.32%	2.84%	$13,234
Dow Jones U.S. Total Stock Market Index	0.52	0.28	3.90	14,657
S&P 500 Index	2.11	–0.25	2.92	13,335
Variable Insurance Large-Cap
Core Funds Average[1]	–1.08	–1.13	1.72	11,858

Fiscal-Year Total Returns (%): December 31, 2001–December 31, 2011

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

13

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.6%)
	McDonald’s Corp.	191,224	19,185
	Walt Disney Co.	335,683	12,588
	Home Depot Inc.	288,105	12,112
*	Amazon.com Inc.	67,993	11,770
	Comcast Corp. Class A	482,221	11,433
*	Ford Motor Co.	710,098	7,641
	News Corp. Class A	409,792	7,311
	Time Warner Inc.	187,050	6,760
	NIKE Inc. Class B	69,380	6,686
	Target Corp.	125,325	6,419
	Starbucks Corp.	139,322	6,410
	Lowe’s Cos. Inc.	234,122	5,942
*	DIRECTV Class A	131,923	5,641
	Yum! Brands Inc.	85,859	5,067
	Viacom Inc. Class B	103,247	4,688
	TJX Cos. Inc.	70,423	4,546
*	priceline.com Inc.	9,281	4,341
	Johnson Controls Inc.	126,853	3,965
	Time Warner Cable Inc.	59,707	3,796
	Coach Inc.	54,375	3,319
	CBS Corp. Class B	121,838	3,307
	Carnival Corp.	84,225	2,749
*	Bed Bath & Beyond Inc.	44,908	2,603
	Macy’s Inc.	79,023	2,543
	McGraw-Hill Cos. Inc.	54,545	2,453
	Kohl’s Corp.	47,171	2,328
	Omnicom Group Inc.	51,629	2,302
	VF Corp.	16,325	2,073
	Ross Stores Inc.	43,090	2,048
*	Discovery Communications
	Inc. Class A	49,132	2,013
*	Chipotle Mexican Grill Inc.
	Class A	5,849	1,975
*	O’Reilly Automotive Inc.	23,934	1,914
	Limited Brands Inc.	45,927	1,853
*	Dollar Tree Inc.	22,164	1,842
	Staples Inc.	131,151	1,822
	Genuine Parts Co.	29,032	1,777
	Mattel Inc.	63,558	1,764
	Starwood Hotels &
	Resorts Worldwide Inc.	35,947	1,724
	Harley-Davidson Inc.	43,836	1,704
*	AutoZone Inc.	5,193	1,688
	Ralph Lauren Corp. Class A	12,032	1,661
	Wynn Resorts Ltd.	14,822	1,638
	Tiffany & Co.	23,607	1,564
	Nordstrom Inc.	30,346	1,508
	Marriott International Inc.
	Class A	49,704	1,450
*	BorgWarner Inc.	20,432	1,302
*	CarMax Inc.	42,387	1,292
	Family Dollar Stores Inc.	22,286	1,285
	Best Buy Co. Inc.	54,612	1,276
	Gap Inc.	64,309	1,193

			Market
			Value•
		Shares	($000)
*	Apollo Group Inc. Class A	21,499	1,158
	Darden Restaurants Inc.	24,949	1,137
	Wyndham Worldwide Corp.	28,276	1,070
	International
	Game Technology	55,343	952
	JC Penney Co. Inc.	26,467	930
	H&R Block Inc.	56,718	926
	Newell Rubbermaid Inc.	54,035	873
	Interpublic Group of Cos. Inc.	88,767	864
	Abercrombie & Fitch Co.	16,139	788
	Scripps Networks
	Interactive Inc. Class A	18,285	776
	Hasbro Inc.	22,390	714
*	Netflix Inc.	10,293	713
	Whirlpool Corp.	14,125	670
	DR Horton Inc.	51,527	650
*	Goodyear Tire & Rubber Co.	45,284	642
	Comcast Corp.	26,563	626
*	GameStop Corp. Class A	25,723	621
	Leggett & Platt Inc.	26,244	605
	Gannett Co. Inc.	44,632	597
	Cablevision Systems Corp.
	Class A	41,723	593
	Lennar Corp. Class A	29,745	584
*	Urban Outfitters Inc.	20,509	565
	Expedia Inc.	18,017	523
	Harman International
	Industries Inc.	12,852	489
*	Big Lots Inc.	12,154	459
*	TripAdvisor Inc.	18,017	454
	DeVry Inc.	11,358	437
*	PulteGroup Inc.	62,425	394
	Washington Post Co.
	Class B	922	347
*	AutoNation Inc.	9,081	335
*,^	Sears Holdings Corp.	7,071	225
*	Orchard Supply Hardware
	Stores Corp. Class A	319	2
*	Orchard Supply Hardware
	Stores Corp. Pfd.	319	—
			226,990
Consumer Staples (11.5%)
	Procter & Gamble Co.	514,106	34,296
	Coca-Cola Co.	424,402	29,695
	Philip Morris
	International Inc.	324,648	25,478
	Wal-Mart Stores Inc.	326,377	19,504
	PepsiCo Inc.	292,137	19,383
	Kraft Foods Inc.	330,203	12,336
	Altria Group Inc.	384,294	11,394
	CVS Caremark Corp.	243,296	9,922
	Colgate-Palmolive Co.	90,487	8,360
	Costco Wholesale Corp.	80,986	6,748
	Walgreen Co.	166,188	5,494
	Kimberly-Clark Corp.	73,719	5,423
	General Mills Inc.	120,328	4,863

			Market
			Value•
		Shares	($000)
	Archer-Daniels-Midland Co.	125,050	3,576
	Sysco Corp.	110,236	3,233
	HJ Heinz Co.	59,732	3,228
	Lorillard Inc.	25,121	2,864
	Kroger Co.	111,947	2,711
	Reynolds American Inc.	63,024	2,611
	Mead Johnson Nutrition Co.	37,981	2,611
	Estee Lauder Cos. Inc.
	Class A	20,941	2,352
	Kellogg Co.	46,118	2,332
	Sara Lee Corp.	110,201	2,085
	Whole Foods Market Inc.	29,777	2,072
	ConAgra Foods Inc.	77,499	2,046
	Hershey Co.	28,597	1,767
	JM Smucker Co.	21,302	1,665
	Clorox Co.	24,687	1,643
	Dr Pepper Snapple Group Inc.	40,218	1,588
	Coca-Cola Enterprises Inc.	59,165	1,525
	Brown-Forman Corp. Class B	18,826	1,516
	Beam Inc.	29,065	1,489
	Avon Products Inc.	79,871	1,395
	Safeway Inc.	64,892	1,365
	Molson Coors Brewing Co.
	Class B	29,260	1,274
	McCormick & Co. Inc.	24,765	1,249
	Tyson Foods Inc. Class A	54,932	1,134
	Campbell Soup Co.	33,330	1,108
	Hormel Foods Corp.	25,760	755
*	Constellation Brands Inc.
	Class A	32,203	666
*	Dean Foods Co.	34,005	381
	SUPERVALU Inc.	39,197	318
			245,455
Energy (12.2%)
	Exxon Mobil Corp.	895,657	75,916
	Chevron Corp.	372,109	39,592
	ConocoPhillips	248,122	18,081
	Schlumberger Ltd.	250,840	17,135
	Occidental Petroleum Corp.	151,760	14,220
	Anadarko Petroleum Corp.	93,066	7,104
	Apache Corp.	71,796	6,503
	Halliburton Co.	172,012	5,936
	National Oilwell Varco Inc.	79,043	5,374
	EOG Resources Inc.	50,141	4,939
	Devon Energy Corp.	75,523	4,682
	Baker Hughes Inc.	81,399	3,959
	Marathon Oil Corp.	132,118	3,867
	El Paso Corp.	143,787	3,820
	Spectra Energy Corp.	121,268	3,729
	Williams Cos. Inc.	109,866	3,628
	Hess Corp.	55,886	3,174
	Noble Energy Inc.	32,843	3,100
	Chesapeake Energy Corp.	123,043	2,743
*	FMC Technologies Inc.	44,510	2,325
*	Cameron International Corp.	45,757	2,251
	Marathon Petroleum Corp.	66,509	2,214
	Valero Energy Corp.	104,163	2,193
*	Southwestern Energy Co.	64,996	2,076
	Pioneer Natural
	Resources Co.	22,814	2,041
	Murphy Oil Corp.	36,251	2,021
	Range Resources Corp.	29,081	1,801
	Peabody Energy Corp.	50,685	1,678
	Consol Energy Inc.	42,406	1,556
	EQT Corp.	27,971	1,533
	Cabot Oil & Gas Corp.	19,363	1,470
	Noble Corp.	46,810	1,415

14

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Helmerich & Payne Inc.	19,828	1,157
*	Denbury Resources Inc.	74,638	1,127
	QEP Resources Inc.	32,800	961
*	Newfield Exploration Co.	24,538	926
*	Nabors Industries Ltd.	53,331	925
*	Alpha Natural Resources Inc.	41,967	857
	Sunoco Inc.	20,014	821
*	Rowan Cos. Inc.	23,558	714
	Diamond Offshore
	Drilling Inc.	12,876	712
*	Tesoro Corp.	26,663	623
			260,899
Financials (13.6%)
	Wells Fargo & Co.	985,404	27,158
	JPMorgan Chase & Co.	710,042	23,609
*	Berkshire Hathaway Inc.
	Class B	297,018	22,662
	Citigroup Inc.	546,316	14,374
	Bank of America Corp.	1,893,913	10,530
	US Bancorp	356,637	9,647
	American Express Co.	188,818	8,907
	Goldman Sachs Group Inc.	91,870	8,308
	Simon Property Group Inc.	54,925	7,082
	MetLife Inc.	197,639	6,162
	PNC Financial Services
	Group Inc.	98,310	5,669
	Travelers Cos. Inc.	77,405	4,580
	Bank of New York
	Mellon Corp.	226,609	4,512
	Prudential Financial Inc.	88,279	4,425
	American Tower Corp.	73,511	4,411
	ACE Ltd.	62,800	4,403
	Morgan Stanley	276,638	4,185
	Aflac Inc.	87,078	3,767
	State Street Corp.	92,002	3,709
	Capital One Financial Corp.	85,699	3,624
	Chubb Corp.	51,780	3,584
	Public Storage	26,499	3,563
	BlackRock Inc.	18,783	3,348
	BB&T Corp.	129,930	3,270
	Marsh &
	McLennan Cos. Inc.	100,192	3,168
	Equity Residential	55,304	3,154
	HCP Inc.	76,045	3,151
	CME Group Inc.	12,367	3,013
	Ventas Inc.	53,711	2,961
	Aon Corp.	60,400	2,827
	Boston Properties Inc.	27,587	2,748
	T Rowe Price Group Inc.	47,353	2,697
	Vornado Realty Trust	34,401	2,644
	Franklin Resources Inc.	27,182	2,611
	Allstate Corp.	94,005	2,577
	Discover Financial Services	102,457	2,459
	ProLogis Inc.	85,542	2,446
*	Berkshire Hathaway Inc.
	Class A	21	2,410
	AvalonBay Communities Inc.	17,727	2,315
	Charles Schwab Corp.	201,209	2,266
	Progressive Corp.	114,779	2,239
	Fifth Third Bancorp	171,549	2,182
	Loews Corp.	57,641	2,170
	Ameriprise Financial Inc.	42,127	2,091
	Host Hotels & Resorts Inc.	132,018	1,950
	Health Care REIT Inc.	35,431	1,932
	American International
	Group Inc.	81,708	1,896
	Weyerhaeuser Co.	99,876	1,865
	M&T Bank Corp.	23,508	1,795
	Northern Trust Corp.	45,061	1,787

			Market
			Value•
		Shares	($000)
	SunTrust Banks Inc.	100,352	1,776
	Invesco Ltd.	84,282	1,693
*	IntercontinentalExchange
	Inc.	13,589	1,638
	Principal Financial Group Inc.	58,085	1,429
	KeyCorp	176,737	1,359
	Hartford Financial
	Services Group Inc.	82,585	1,342
	SLM Corp.	95,335	1,277
	NYSE Euronext	48,501	1,266
	Moody’s Corp.	37,254	1,255
	Kimco Realty Corp.	75,450	1,225
	XL Group plc Class A	60,843	1,203
	Unum Group	54,423	1,147
	Lincoln National Corp.	57,150	1,110
	Plum Creek Timber Co. Inc.	29,969	1,096
	Regions Financial Corp.	233,508	1,004
	Comerica Inc.	37,228	960
	Cincinnati Financial Corp.	30,229	921
*	CBRE Group Inc. Class A	60,244	917
	People’s United
	Financial Inc.	69,826	897
	Huntington Bancshares Inc.	160,145	879
	Torchmark Corp.	19,456	844
	Leucadia National Corp.	36,681	834
	Assurant Inc.	17,501	719
	Hudson City Bancorp Inc.	97,804	611
*	Genworth Financial Inc.
	Class A	90,989	596
*	NASDAQ OMX Group Inc.	23,617	579
	Zions Bancorporation	34,095	555
	Legg Mason Inc.	23,024	554
	Apartment Investment &
	Management Co.	22,333	512
	First Horizon National Corp.	48,892	391
*	E*Trade Financial Corp.	47,051	374
	Federated Investors Inc.
	Class B	17,137	260
			290,066
Health Care (11.8%)
	Johnson & Johnson	510,280	33,464
	Pfizer Inc.	1,436,324	31,082
	Merck & Co. Inc.	569,550	21,472
	Abbott Laboratories	291,078	16,367
	Bristol-Myers Squibb Co.	316,644	11,158
	UnitedHealth Group Inc.	199,128	10,092
	Amgen Inc.	148,267	9,520
	Eli Lilly & Co.	190,380	7,912
	Medtronic Inc.	197,220	7,544
*	Gilead Sciences Inc.	140,393	5,746
*	Celgene Corp.	82,954	5,608
	Baxter International Inc.	105,107	5,201
	Allergan Inc.	57,039	5,005
*	Biogen Idec Inc.	45,456	5,002
	WellPoint Inc.	65,072	4,311
	Covidien plc	90,200	4,060
*	Express Scripts Inc.	90,826	4,059
*	Medco Health Solutions Inc.	72,393	4,047
	McKesson Corp.	45,844	3,572
*	Intuitive Surgical Inc.	7,274	3,368
*	Thermo Fisher Scientific Inc.	70,639	3,177
	Stryker Corp.	61,002	3,032
	Becton Dickinson and Co.	40,153	3,000
	Aetna Inc.	67,436	2,845
	Humana Inc.	30,828	2,701
	Cardinal Health Inc.	64,469	2,618
*	Agilent Technologies Inc.	64,845	2,265
	Cigna Corp.	53,309	2,239
	St. Jude Medical Inc.	59,379	2,037

			Market
			Value•
		Shares	($000)
*	Zimmer Holdings Inc.	33,522	1,791
	AmerisourceBergen Corp.
	Class A	48,020	1,786
*	Mylan Inc.	79,779	1,712
	Quest Diagnostics Inc.	29,280	1,700
	Perrigo Co.	17,354	1,689
*	Cerner Corp.	27,188	1,665
*	Laboratory Corp. of
	America Holdings	18,739	1,611
*	Forest Laboratories Inc.	50,868	1,539
*	Edwards Lifesciences Corp.	21,275	1,504
*	Boston Scientific Corp.	275,862	1,473
*	Watson Pharmaceuticals Inc.	23,761	1,434
*	Varian Medical Systems Inc.	20,872	1,401
	CR Bard Inc.	16,064	1,373
*	DaVita Inc.	17,502	1,327
*	Life Technologies Corp.	33,454	1,302
*	Waters Corp.	16,907	1,252
*	CareFusion Corp.	41,475	1,054
*	Hospira Inc.	30,517	927
	DENTSPLY International Inc.	26,204	917
*	Coventry Health Care Inc.	27,471	834
	Patterson Cos. Inc.	16,300	481
	PerkinElmer Inc.	20,956	419
*	Tenet Healthcare Corp.	80,334	412
			252,107
Industrials (10.7%)
	General Electric Co.	1,972,717	35,331
	United Parcel Service Inc.
	Class B	180,316	13,197
	United Technologies Corp.	169,359	12,378
	Caterpillar Inc.	120,854	10,949
	3M Co.	131,038	10,710
	Boeing Co.	138,877	10,187
	Union Pacific Corp.	90,297	9,566
	Honeywell International Inc.	144,569	7,857
	Emerson Electric Co.	137,231	6,394
	Deere & Co.	77,405	5,987
	Danaher Corp.	106,470	5,008
	FedEx Corp.	59,162	4,941
	Norfolk Southern Corp.	62,861	4,580
	Precision Castparts Corp.	26,912	4,435
	General Dynamics Corp.	66,632	4,425
	Illinois Tool Works Inc.	90,306	4,218
	CSX Corp.	196,197	4,132
	Tyco International Ltd.	86,399	4,036
	Lockheed Martin Corp.	49,646	4,016
	Cummins Inc.	35,984	3,167
	Raytheon Co.	64,431	3,117
	Goodrich Corp.	23,362	2,890
	Northrop Grumman Corp.	48,780	2,853
	Waste Management Inc.	85,649	2,802
	Eaton Corp.	62,532	2,722
	PACCAR Inc.	66,644	2,497
	Fastenal Co.	55,082	2,402
	Parker Hannifin Corp.	28,126	2,145
	CH Robinson Worldwide Inc.	30,582	2,134
	Stanley Black & Decker Inc.	31,527	2,131
	WW Grainger Inc.	11,353	2,125
	Dover Corp.	34,468	2,001
	Rockwell Automation Inc.	26,556	1,948
	Ingersoll-Rand plc	58,400	1,779
	Republic Services Inc.
	Class A	59,302	1,634
	Expeditors International of
	Washington Inc.	39,658	1,624
	Fluor Corp.	32,176	1,617
	Cooper Industries plc	29,400	1,592
	Rockwell Collins Inc.	28,461	1,576

15

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Roper Industries Inc.	18,057	1,569
	Joy Global Inc.	19,645	1,473
	Southwest Airlines Co.	149,089	1,276
*	Stericycle Inc.	15,912	1,240
	L-3 Communications
	Holdings Inc.	18,481	1,232
	Pall Corp.	21,512	1,229
	Iron Mountain Inc.	34,408	1,060
	Flowserve Corp.	10,348	1,028
*	Jacobs Engineering
	Group Inc.	23,972	973
	Textron Inc.	51,390	950
	Xylem Inc.	34,247	880
	Equifax Inc.	22,620	876
*	Quanta Services Inc.	39,294	846
	Robert Half International Inc.	26,839	764
	Cintas Corp.	20,650	719
	Masco Corp.	66,355	695
	Pitney Bowes Inc.	37,458	695
	Dun & Bradstreet Corp.	9,067	679
	Avery Dennison Corp.	19,628	563
	Snap-on Inc.	10,736	544
	RR Donnelley & Sons Co.	34,759	502
	Ryder System Inc.	9,383	499
			227,395
Information Technology (19.0%)
*	Apple Inc.	173,665	70,334
	International Business
	Machines Corp.	220,310	40,511
	Microsoft Corp.	1,398,963	36,317
*	Google Inc. Class A	47,210	30,493
	Intel Corp.	951,540	23,075
	Oracle Corp.	735,287	18,860
	Cisco Systems Inc.	1,004,501	18,161
	Qualcomm Inc.	314,137	17,183
	Visa Inc. Class A	95,066	9,652
	Hewlett-Packard Co.	371,302	9,565
*	EMC Corp.	381,266	8,212
	Mastercard Inc. Class A	19,928	7,430
*	eBay Inc.	214,709	6,512
	Accenture plc Class A	119,835	6,379
	Texas Instruments Inc.	213,804	6,224
	Automatic Data
	Processing Inc.	91,147	4,923
*	Dell Inc.	285,373	4,175
	Corning Inc.	292,900	3,802
*	Yahoo! Inc.	231,807	3,739
*	Cognizant Technology
	Solutions Corp. Class A	56,493	3,633
	Intuit Inc.	55,306	2,909
	Broadcom Corp. Class A	90,389	2,654
	Applied Materials Inc.	243,759	2,611
*	Adobe Systems Inc.	91,400	2,584
*	Salesforce.com Inc.	25,362	2,573
	Motorola Solutions Inc.	53,453	2,474
	TE Connectivity Ltd.	79,000	2,434
*	NetApp Inc.	66,773	2,422
	Altera Corp.	59,900	2,222
*	SanDisk Corp.	44,855	2,207
*	Symantec Corp.	138,680	2,170
	Western Union Co.	116,399	2,125
*	Citrix Systems Inc.	34,771	2,111
	Xerox Corp.	259,617	2,067
*	Juniper Networks Inc.	98,571	2,012
	Analog Devices Inc.	55,524	1,987

			Market
			Value•
		Shares	($000)
*	Motorola Mobility
	Holdings Inc.	49,221	1,910
	Paychex Inc.	60,320	1,816
*	F5 Networks Inc.	14,906	1,582
*	NVIDIA Corp.	113,847	1,578
	Xilinx Inc.	49,190	1,577
*	Fiserv Inc.	26,265	1,543
*	Teradata Corp.	31,222	1,515
	KLA-Tencor Corp.	30,893	1,491
*	Red Hat Inc.	35,768	1,477
	Amphenol Corp. Class A	31,450	1,428
	CA Inc.	70,147	1,418
*	Western Digital Corp.	43,695	1,352
	Microchip Technology Inc.	35,807	1,312
*	Autodesk Inc.	42,371	1,285
*	Electronic Arts Inc.	61,960	1,276
	Linear Technology Corp.	42,218	1,268
	Fidelity National Information
	Services Inc.	45,895	1,220
*	Micron Technology Inc.	186,240	1,171
*	Akamai Technologies Inc.	34,152	1,102
*	BMC Software Inc.	32,547	1,067
	VeriSign Inc.	29,564	1,056
	Harris Corp.	22,259	802
	FLIR Systems Inc.	29,563	741
	Computer Sciences Corp.	28,714	681
	Jabil Circuit Inc.	33,761	664
*	LSI Corp.	106,227	632
*	SAIC Inc.	51,155	629
	Molex Inc.	25,329	604
	Total System Services Inc.	30,348	594
*	Advanced Micro
	Devices Inc.	107,742	582
*	Novellus Systems Inc.	12,889	532
*	Teradyne Inc.	34,437	469
*	JDS Uniphase Corp.	42,275	441
	Lexmark International Inc.
	Class A	13,256	438
*	First Solar Inc.	10,825	365
			404,360
Materials (3.5%)
	EI du Pont
	de Nemours & Co.	172,540	7,899
	Monsanto Co.	100,094	7,014
	Freeport-McMoRan
	Copper & Gold Inc.	177,138	6,517
	Dow Chemical Co.	220,902	6,353
	Praxair Inc.	56,048	5,991
	Newmont Mining Corp.	92,481	5,550
	Air Products &
	Chemicals Inc.	39,435	3,359
	Ecolab Inc.	55,989	3,237
	Mosaic Co.	55,543	2,801
	International Paper Co.	81,520	2,413
	PPG Industries Inc.	28,884	2,411
	Nucor Corp.	59,160	2,341
	CF Industries Holdings Inc.	12,310	1,785
	Alcoa Inc.	198,879	1,720
	Cliffs Natural Resources Inc.	27,036	1,686
	Sherwin-Williams Co.	16,360	1,460
	Sigma-Aldrich Corp.	22,629	1,413
	FMC Corp.	13,247	1,140
	Ball Corp.	30,272	1,081
	Eastman Chemical Co.	26,006	1,016
	Airgas Inc.	12,779	998
	MeadWestvaco Corp.	31,578	946

			Market
			Value•
		Shares	($000)
	Allegheny Technologies Inc.	19,673	940
	Vulcan Materials Co.	23,877	940
	International Flavors &
	Fragrances Inc.	14,942	783
	United States Steel Corp.	26,670	706
	Sealed Air Corp.	35,896	618
*	Owens-Illinois Inc.	30,369	589
	Bemis Co. Inc.	19,121	575
	Titanium Metals Corp.	15,440	231
			74,513
Telecommunication Services (3.0%)
	AT&T Inc.	1,107,339	33,486
	Verizon
	Communications Inc.	528,990	21,223
	CenturyLink Inc.	115,409	4,293
*	Sprint Nextel Corp.	555,488	1,300
	Windstream Corp.	108,627	1,275
	Frontier
	Communications Corp.	184,602	951
*	MetroPCS
	Communications Inc.	54,372	472
			63,000
Utilities (3.9%)
	Southern Co.	161,077	7,456
	Dominion Resources Inc.	106,496	5,653
	Duke Energy Corp.	249,117	5,481
	Exelon Corp.	123,977	5,377
	NextEra Energy Inc.	78,836	4,800
	American Electric
	Power Co. Inc.	90,084	3,721
	FirstEnergy Corp.	78,016	3,456
	Consolidated Edison Inc.	54,588	3,386
	PPL Corp.	107,790	3,171
	PG&E Corp.	75,646	3,118
	Public Service
	Enterprise Group Inc.	94,287	3,112
	Progress Energy Inc.	55,053	3,084
	Edison International	60,813	2,518
	Xcel Energy Inc.	90,461	2,500
	Sempra Energy	44,718	2,459
	Entergy Corp.	32,993	2,410
	DTE Energy Co.	31,648	1,723
	ONEOK Inc.	19,206	1,665
	CenterPoint Energy Inc.	79,617	1,600
	Wisconsin Energy Corp.	43,326	1,515
	Ameren Corp.	45,311	1,501
	Constellation
	Energy Group Inc.	37,729	1,497
*	AES Corp.	121,911	1,443
	NiSource Inc.	52,572	1,252
	Northeast Utilities	32,756	1,182
	CMS Energy Corp.	46,660	1,030
	SCANA Corp.	21,651	976
	Pinnacle West Capital Corp.	20,157	971
	AGL Resources Inc.	21,604	913
	Pepco Holdings Inc.	41,976	852
*	NRG Energy Inc.	44,702	810
	Integrys Energy Group Inc.	14,422	781
	TECO Energy Inc.	39,949	765
			82,178
Total Common Stocks
(Cost $2,235,445)			2,126,963

16

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
[2,3] Vanguard Market Liquidity
Fund, 0.110%	12,978,928	12,979

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Fannie Mae Discount
Notes, 0.040%, 4/24/12	200	200
[4,5] Freddie Mac Discount
Notes, 0.050%, 4/4/12	200	200
[4,5] Freddie Mac Discount
Notes, 0.050%, 4/24/12	300	300
		700
Total Temporary Cash Investments
(Cost $13,679)		13,679
Total Investments (100.4%)
(Cost $2,249,124)		2,140,642
Other Assets and Liabilities (–0.4%)
Other Assets		4,151
Liabilities[3]		(12,386)
		(8,235)
Net Assets (100%)
Applicable to 93,309,437 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,132,407
Net Asset Value Per Share		$22.85

At December 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,105,753
Undistributed Net Investment Income	40,016
Accumulated Net Realized Gains	94,981
Unrealized Appreciation (Depreciation)
Investment Securities	(108,482)
Futures Contracts	139
Net Assets	2,132,407

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $213,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $228,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $700,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2011
($000)
Investment Income
Income
Dividends	47,723
Interest[1]	19
Security Lending	141
Total Income	47,883
Expenses
The Vanguard Group—Note B
Investment Advisory Services	265
Management and Administrative	2,930
Marketing and Distribution	557
Custodian Fees	70
Auditing Fees	28
Shareholders’ Reports	32
Trustees’ Fees and Expenses	3
Total Expenses	3,885
Net Investment Income	43,998
Realized Net Gain (Loss)
Investment Securities Sold	94,665
Futures Contracts	978
Realized Net Gain (Loss)	95,643
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	(97,633)
Futures Contracts	(22)
Change in Unrealized
Appreciation (Depreciation)	(97,655)
Net Increase (Decrease) in Net Assets
Resulting from Operations	41,986

Statement of Changes in Net Assets

	Year Ended December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,998	38,636
Realized Net Gain (Loss)	95,643	75,183
Change in Unrealized Appreciation (Depreciation)	(97,655)	171,619
Net Increase (Decrease) in Net Assets Resulting from Operations	41,986	285,438
Distributions
Net Investment Income	(38,306)	(40,170)
Realized Capital Gain[2]	(75,630)	(22,357)
Total Distributions	(113,936)	(62,527)
Capital Share Transactions
Issued	240,696	339,809
Issued in Lieu of Cash Distributions	113,936	62,527
Redeemed	(437,440)	(306,904)
Net Increase (Decrease) from Capital Share Transactions	(82,808)	95,432
Total Increase (Decrease)	(154,758)	318,343
Net Assets
Beginning of Period	2,287,165	1,968,822
End of Period[3]	2,132,407	2,287,165

1 Interest income from an affiliated company of the portfolio was $17,000.
2 Includes fiscal 2011 and 2010 short-term gain distributions totaling $5,402,000 and $6,180,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $40,016,000 and $34,324,000.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$23.51	$21.11	$17.61	$29.54	$29.66
Investment Operations
Net Investment Income	.466	.410	.419	.520	.530
Net Realized and Unrealized Gain (Loss)
on Investments	.034	2.678	3.931	(10.990)	.990
Total from Investment Operations	.500	3.088	4.350	(10.470)	1.520
Distributions
Dividends from Net Investment Income	(.390)	(.442)	(.500)	(.540)	(.470)
Distributions from Realized Capital Gains	(.770)	(.246)	(.350)	(.920)	(1.170)
Total Distributions	(1.160)	(.688)	(.850)	(1.460)	(1.640)
Net Asset Value, End of Period	$22.85	$23.51	$21.11	$17.61	$29.54

Total Return	1.93%	14.91%	26.44%	–36.93%	5.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,132	$2,287	$1,969	$1,513	$2,373
Ratio of Total Expenses to
Average Net Assets	0.17%	0.19%	0.19%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.92%	1.91%	2.40%	2.18%	1.82%
Portfolio Turnover Rate	8%	12%	11%	10%	8%

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

19

Vanguard Equity Index Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2008–2011), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2011, the portfolio had contributed capital of $344,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,126,963	—	—
Temporary Cash Investments	12,979	700	—
Futures Contracts—Liabilities[1]	(31)	—	—
Total	2,139,911	700	—
1 Represents variation margin on the last day of the reporting period.

20

Vanguard Equity Index Portfolio

D. At December 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2012	21	6,576	130

E-mini S&P 500 Index	March 2012	25	1,566	9

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2011, the portfolio had $45,309,000 of ordinary income and $93,857,000 of long-term capital gains available for distribution.

At December 31, 2011, the cost of investment securities for tax purposes was $2,249,252,000. Net unrealized depreciation of investment securities for tax purposes was $108,610,000, consisting of unrealized gains of $348,258,000 on securities that had risen in value since their purchase and $456,868,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2011, the portfolio purchased $178,506,000 of investment securities and sold $317,597,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	10,304	15,602
Issued in Lieu of Cash Distributions	4,791	2,892
Redeemed	(19,078)	(14,458)
Net Increase (Decrease) in Shares Outstanding	(3,983)	4,036

H. In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Equity Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2012

Special 2011 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2011, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $70,228,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2011	12/31/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$962.11	$0.79
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Director of	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	Skytop Lodge Corporation (hotels), the University	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	Medical Center at Princeton, the Robert Wood	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	Johnson Foundation, and the Center for Work Life	Group (2001–2010).
each of the investment companies served by The	Policy; Member of the Advisory Board of the
Vanguard Group since 2008; Director of Vanguard	Maxwell School of Citizenship and Public Affairs	Thomas J. Higgins
Marketing Corporation; Managing Director of The	at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired July 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and co-Managing Partner of HighVista	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	Strategies LLC (private investment firm); Director of	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Rand Merchant Bank; Overseer of the Museum of	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Fine Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Senior Advisor at New Mountain Capital; Trustee	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
of The Conference Board; Member of the Board of	Director of Goodrich Corporation (industrial products/
Managers of Delphi Automotive LLP (automotive	aircraft systems and services) and the National	R. Gregory Barton	Chris D. McIsaac
components).	Association of Manufacturers; Chairman of the	Mortimer J. Buckley	Michael S. Miller
	Federal Reserve Bank of Cleveland; Vice Chairman	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of University Hospitals of Cleveland; President of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	the Board of The Cleveland Museum of Art.	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.	Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Browne Distinguished Professor of Political Science	Born 1955. Trustee Since July 2009. Principal
in the School of Arts and Sciences with secondary	Occupation(s) During the Past Five Years: President	John J. Brennan
appointments at the Annenberg School for Commu-	and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
nication and the Graduate School of Education	Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of the University of Pennsylvania; Director of	of Corning Incorporated (2000–2010) and Dow
Carnegie Corporation of New York, Schuylkill River	Corning (2001–2010); Overseer of the Amos Tuck
Development Corporation, and Greater Philadelphia	School of Business Administration at Dartmouth	Founder
Chamber of Commerce; Trustee of the National	College.
Constitution Center; Chair of the Presidential		John C. Bogle
Commission for the Study of Bioethical Issues.		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.	The funds or securities referred to herein that are
	or Morningstar, Inc., unless otherwise noted.	offered by The Vanguard Group and track an MSCI
Annuity and Insurance Services > 800-522-5555		index are not sponsored, endorsed, or promoted by
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any
	guidelines by visiting vanguard.com/proxyreporting or	such funds or securities. For such funds or securities,
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines	the prospectus or the Statement of Additional
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.	Information contains a more detailed description
	In addition, you may obtain a free report on how your	of the limited relationship MSCI has with The
	fund voted the proxies for securities it owned during	Vanguard Group.
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.	S&P 500® and Standard & Poor’s 500 are registered
with the offering of shares of any Vanguard		trademarks of Standard & Poor’s Financial Services
fund only if preceded or accompanied by	You can review and copy information about your portfolio	LLC (“S&P”) and have been licensed for use by The
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.	Vanguard Group, Inc. The Vanguard mutual funds are
	To find out more about this public service, call the SEC	not sponsored, endorsed, sold, or promoted by S&P
	at 202-551-8090. Information about your portfolio is also	or its Affiliates, and S&P and its Affiliates make no
	available on the SEC’s website, and you can receive copies	representation, warranty, or condition regarding the
	of this information, for a fee, by sending a request in either	advisability of buying, selling, or holding units/shares
	of two ways: via e-mail addressed to publicinfo@sec.gov	in the funds.
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
	Washington, DC 20549-1520.	© 2012 The Vanguard Group, Inc.
All rights reserved.
	CFA® is a trademark owned by CFA Institute.	Vanguard Marketing Corporation, Distributor.
Q690TSMI 022012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2011: $479,000
Fiscal Year Ended December 31, 2010: $418,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2011: $3,978,540
Fiscal Year Ended December 31, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2011: $1,341,750
Fiscal Year Ended December 31, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended December 31, 2011: $373,830
Fiscal Year Ended December 31, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended December 31, 2011: $16,000
Fiscal Year Ended December 31, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2011: $389,830
Fiscal Year Ended December 31, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard
Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 21, 2012

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 21, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number 33-23444, Incorporated by Reference.